UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07121)

Exact name of registrant as specified in charter: Putnam Asset Allocation Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008— September 30, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOLS
(CLASS A SHARES)

PAEAX: Growth Portfolio
PABAX: Balanced Portfolio
PACAX: Conservative Portfolio

Putnam Asset Allocation Funds

Annual report
9 | 30 | 09

A world of investing.™

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Asset Allocation
Funds

Annual report
9|30|09

Message from the Trustees	1
About the funds	2
Performance snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	9
Your fund’s expenses	12
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	23
Financial statements	24
Federal tax information	159
About the Trustees	160
Officers	164

Message from the Trustees

Dear Fellow Shareholder:

The nearly 60% advance in the S&P 500 Index from March through September ranks as the most concentrated period of growth in the stock market since just after the Great Depression. Aggressive stimulus efforts by governments worldwide appear to have saved the financial system from collapse and helped foster this historic market rebound.

Investors, however, should prepare for the possibility of this rapid ascent leveling off in coming quarters. The U.S. economy is improving, but headwinds remain. High public and private debt levels, as well as consumer spending held back by high unemployment and still-low housing prices, may result in a slower economic rebound.

We are pleased to report that many Putnam mutual funds have delivered significantly better results over the past year. This reflects the intense efforts of an investment team infused with new talent, new leadership, and a determination to excel. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the funds
Portfolios for investors with different goals and appetites for risk

Putnam Asset Allocation Funds provide balanced diversification through three portfolios — Growth, Balanced, and Conservative — designed for investors with different goals and tolerance for risk. Each portfolio has a distinct objective and a target mix of stocks and bonds. The mix of holdings is rebalanced regularly as the funds’ managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. Spreading fund holdings across a variety of asset classes has been shown time and again to be a prudent strategy for long-term investors because it can help to smooth the ups and downs of the market.

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam’s asset allocation specialists create investment strategies for each of the Putnam Asset Allocation Funds. These strategies integrate the global perspective of experienced portfolio managers, flexible weightings of asset classes in accordance with their perceived attractiveness, and individual security analysis to add value within each asset class.

The funds’ managers also draw on the resources of Putnam’s global research group, which covers securities worldwide; on the recommendations of Putnam’s investment-style teams, which are based on their in-depth analysis of specific market segments; and on input from the firm’s economists, market strategists, and currency specialists.

This comprehensive approach, incorporating the insights of many specialists, helps the managers keep the portfolios true to their investment objectives in the context of ever-changing market conditions.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Performance snapshots

Putnam Asset Allocation Funds

Class A share average annual total return (%) comparison as of 9/30/09

	Growth Portfolio		Balanced Portfolio		Conservative Portfolio
(inception dates)	(2/8/94)		(2/7/94)		(2/7/94)

	Before sales	After sales	Before sales	After sales	Before sales	After sales
	charge	charge	charge	charge	charge	charge

Annual average (life of fund)	6.51%	6.11%	5.88%	5.48%	5.38%	4.98%

10 years	28.25	20.84	26.96	19.65	39.82	31.84
Annual average	2.52	1.91	2.42	1.81	3.41	2.80

5 years	17.96	11.13	12.67	6.16	14.85	8.23
Annual average	3.36	2.13	2.41	1.20	2.81	1.59

3 years	–10.91	–16.01	–8.57	–13.81	–0.03	–5.83
Annual average	–3.78	–5.65	–2.94	–4.83	–0.01	–1.98

1 year	2.31	–3.58	3.79	–2.17	7.52	1.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After-sales-charge returns reflect the maximum sales charge of 5.75%. See pages 5 and 9–12 for additional performance information. For a portion of the periods, the funds may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“We have evolved diversification in these
funds by introducing new asset classes
and new active strategies, including
thematic stock selection and an expanded
universe of bonds.”

— Jeff Knight

Portfolio Manager, Putnam Asset Allocation Funds

On the Web

Visit putnam.com/outlook

to watch Jeff’s video

commentary or read his

quarterly Capital Markets Outlook.

Interview with your
fund’s portfolio manager

Jeffrey Knight

Jeff, there was a big turnaround in financial markets during the second half of the funds’ fiscal year. Can you provide some highlights about performance?

The past six months were truly historic for stocks. We did some analysis and found that from the low point that stocks reached in March to the peak of the rally in September, the S&P 500 Index rose more than 58%. That was the biggest jump in the shortest time span that we could find since 1933, during the Great Depression. International stocks rose similarly. And while stocks were the story of the past six months, bonds were the story for the full year. They outperformed stocks in part because the recovery in fixed-income markets began earlier, in November 2008. I am happy to say that several components of Putnam Asset Allocation Funds’ strategy continue to deliver excess return. In particular, the fixed-income holdings of the portfolios outperformed the broader bond market, and our stock selection and other active strategies added to results.

To get more background on fixed-income performance, let’s start with a review of the Conservative Portfolio.

The Conservative Portfolio’s class A share return of 7.52% at net asset value [NAV] was the best of the three portfolios, on an absolute basis. It lagged its benchmark, the Barclays Capital Aggregate Bond Index, because of the allocation to stocks, which underperformed bonds for the year. However, the portfolio outperformed the average of its Lipper peer group. The biggest factor was a large exposure to residential and commercial mortgage-backed bonds. In our view, the strong performance of these fixed-income holdings reflected a return to normality after the credit crisis created an enormous gap between their prices and what we considered their intrinsic value. Many investors had been compelled to liquidate these securities in 2008 at a time when market demand was thin, and the liquidations occurred at previously unthinkable price levels. We decided to focus our investment approach on credit quality. Accordingly, we remained underweight corporate credit while favoring securitized bonds. We emphasized top-rated issues among commercial mortgage-backed securities, mortgage pass-through securities, agencies, and collateralized mortgage obligations. We did not suffer lost value due to defaults or bankruptcies. As fixed-income markets began to recover as early as November 2008, the prices of the fixed-income holdings rose dramatically in all three portfolios.

This chart shows the performance of broad market indexes for the 12 months ended 9/30/09. See the previous page and pages 9–12 for fund performance information. Index descriptions can be found on page 15.

IN THE NEWS

When the Dow Jones Industrial Average crossed 10000 on October 14, the event made front-page news and gave buy-and-hold investors a moment to reflect on portfolio gains since the market hit a low at 6547 on March 9, 2009. Round numbers like 10000 have historically served as key psychological milestones for investors. In 1966, the Dow first hit 1000, but spent the next 16 years trading mostly below that number until moving above it in 1982 and staying there. In 1999, when the Dow crossed 10000 for the first time, it just kept rising. Although it is impossible to predict where the Dow will go from here, the 10000 mark might motivate some investors sitting in cash to jump back into the market, pushing stocks higher.

How did the Balanced Portfolio fare?

The Balanced Portfolio’s class A shares finished with an advance of 3.79% at NAV and success on a relative basis, outdistancing the portfolio’s benchmark, the Russell 3000 Index, and the average of its Lipper peer group. That it outperformed an all-equity index shows the powerful influence of the fixed-income holdings. Of course, with a majority of the portfolio’s assets invested in stocks, our other strategies played a significant role as well. Our thematic equity positions, which are stocks that we choose with a fundamental process that looks at long-term economic trends, had a substantial impact on relative performance. Also, the Balanced Portfolio benefited from positions in smaller companies and from a tactical position in emerging-market stocks. For much of the period, we had a bit of an underweight to equities, but early on we moved to an overweight in emerging markets, and this was the right decision, as these markets outperformed by a wide margin.

Was the story similar for the Growth Portfolio?

The major elements of the story — powerful results from high-quality fixed-income holdings, strong stock selection, and currency positions — all played a role in the Growth Portfolio’s outperformance. With a 2.31% return for class A shares at NAV, it outperformed the Russell 3000 and the average of its Lipper peer group. The U.S. and international stock holdings, especially the stocks in emerging markets, had a bigger impact on this portfolio. In the thematic equity allocation, for example, we saw strong results from stocks in specific industries — nanotechnology, gold, and health-care companies serving senior citizens — during recent months. Currency positions, particularly an overweight to the Australian dollar and the Japanese yen, and an underweight to the weakening U.S. dollar, also contributed gains.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

These funds pursue traditional asset diversification, which faced doubts during the financial crisis, when all asset classes declined simultaneously. Does diversification remain worthwhile?

It is an important question. Correlations across traditional asset classes have risen over the past decade, resulting from increasing global connectedness as well as the ebb and flow of liquidity across all markets. However, this development does not diminish the benefits of diversification. Instead, it demands that investors become more thoughtful about how to pursue the benefits of diversification. Over the years, we have incorporated new asset classes, like emerging markets and commodities, as well as new active strategies, such as thematic stock selection and an expanded universe for bond selection, in order to strengthen diversification within the funds. While volatility was high in 2008, even for our well-diversified funds, this year’s recovery brings back into focus some of the benefits of the proactive steps we have taken. Today, markets are volatile and highly uncertain, and therefore diversification has rarely been more important. We will continue to strive for creative and effective ways to achieve the benefits of diversification for our investors.

Can you give us more insight about the market rally this year?

Investors gained confidence in the stimulus policies of central banks and several governments around the world. In the United States, the Fed [Federal Reserve Board] undertook quantitative monetary easing to expand the money supply and added over $1 trillion of private sector debt to its balance sheet in order to support credit markets. In March, the federal government enacted a stimulus bill, the American Recovery and Reinvestment Act, and the U.S. Treasury introduced the Public-Private Investment Program [PPIP] to help resolve the problems in the mortgage-bond market that precipitated the global crisis. This policy mix began to convince investors that the world would successfully avoid another Great Depression. By the end of the fiscal year, indicators were confirming that economic conditions were no longer deteriorating. In September, Fed Chairman Ben Bernanke said that the recession was most likely over, although the Fed expects that unemployment will continue to rise for some time. In classic form, financial markets have moved strongly, anticipating this recovery process.

Do you think the stock market’s recovery will last?

I work with Putnam’s research analysts and economists to review economic indicators daily, weekly, and monthly, and the data shows the economy is on track toward a meaningful recovery. The cause for concern is that there is such a long road ahead to reach levels of growth we saw in the last expansion. At the same time, there is tremendous restructuring occurring in several industries, with automobiles perhaps the most obvious. We continue to monitor the situation carefully.

What is your outlook for the markets, and how have you positioned the funds?

We expect further gains from both stocks and bonds, although the pace of growth from stocks is likely to

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

moderate, and we may see more volatility. This is the usual pattern for market recoveries. We expect to see both growth in the economy and in corporate profits in the year ahead. However, we remain aware of risks. We recognize that this recovery has been stimulated by aggressive government policies that cannot last indefinitely. Indeed, if left in place for too long, these policies could cause inflation risk and weaken public sector solvency. The inevitable withdrawal of these policies is likely to cause market volatility. The Fed began to lay the groundwork for such policy tightening in September. We do not expect any real tightening until next year, but the Fed’s signals can be part of the recipe for more subdued equity returns.

With this in mind, we prefer to balance the risk in the portfolios between market risk and active risk, rather than rely entirely on market performance. Our fixed-income positioning remains key to this balance. We expect the recovery in fixed-income pricing to continue, and we believe many of our fixed-income holdings will offer return opportunities that will be superior to equities, with less anticipated volatility. We believe that the active risk that we are taking in fixed income is a good way to balance the risk of our equity holdings.

Jeff, thanks for discussing the portfolios today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by a fund for the entire period. Portfolio composition is subject to review in accordance with a fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Putnam Asset Allocation: Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are series of Putnam Asset Allocation Funds, a registered investment company.

Of special interest

The dividends of two of the portfolios declined this past year. Balanced Portfolio’s class A share quarterly dividend rates were reduced from $0.088 to $0.069 in June because of a decrease in interest income from bonds and dividends from stocks. Conservative Portfolio’s class A share monthly dividend rates were reduced from $0.030 to $0.024 in March because of a decrease in interest income from bonds and losses on some swap contracts. The changes in the dividend rates of other share classes vary.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Growth Portfolio

Fund performance Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/14/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	6.51%	6.11%	5.73%	5.73%	5.69%	5.69%	5.98%	5.74%	6.23%	6.77%

10 years	28.25	20.84	19.07	19.07	19.10	19.10	22.10	17.85	24.84	31.43
Annual average	2.52	1.91	1.76	1.76	1.76	1.76	2.02	1.66	2.24	2.77

5 years	17.96	11.13	13.79	11.79	13.79	13.79	15.10	11.03	16.28	19.32
Annual average	3.36	2.13	2.62	2.25	2.62	2.62	2.85	2.11	3.06	3.60

3 years	–10.91	–16.01	–12.84	–15.33	–12.83	–12.83	–12.21	–15.25	–11.75	–10.30
Annual average	–3.78	–5.65	–4.48	–5.40	–4.47	–4.47	–4.25	–5.37	–4.08	–3.56

1 year	2.31	–3.58	1.64	–3.27	1.63	0.65	1.84	–1.70	1.97	2.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 9/30/99 to 9/30/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,907 and $11,910, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,785 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,484 and $13,143, respectively.

Fund price and distribution information For the 12-month period ended 9/30/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.392		$0.283	$0.288	$0.322		$0.370	$0.426

Capital gains	—		—	—	—		—	—

Total	$0.392		$0.283	$0.288	$0.322		$0.370	$0.426

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/08	$11.30	$11.99	$11.05	$10.87	$11.09	$11.49	$11.16	$11.42

9/30/09	11.03	11.70	10.85	10.66	10.86	11.25	10.88	11.12

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Balanced Portfolio

Fund performance Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/5/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	5.88%	5.48%	5.10%	5.10%	5.05%	5.05%	5.37%	5.13%	5.59%	6.14%

10 years	26.96	19.65	17.99	17.99	17.76	17.76	20.83	16.64	23.46	30.18
Annual average	2.42	1.81	1.67	1.67	1.65	1.65	1.91	1.55	2.13	2.67

5 years	12.67	6.16	8.79	6.81	8.55	8.55	9.99	6.14	11.09	14.10
Annual average	2.41	1.20	1.70	1.33	1.65	1.65	1.92	1.20	2.13	2.67

3 years	–8.57	–13.81	–10.43	–12.92	–10.52	–10.52	–9.89	–13.05	–9.26	–7.93
Annual average	–2.94	–4.83	–3.61	–4.51	–3.64	–3.64	–3.41	–4.55	–3.19	–2.72

1 year	3.79	–2.17	3.10	–1.81	2.97	1.99	3.27	–0.32	3.45	3.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 9/30/99 to 9/30/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,799 and $11,776, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,664 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,346 and $13,018, respectively.

Fund price and distribution information For the 12-month period ended 9/30/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.451		$0.386	$0.389	$0.409		$0.431	$0.473

Capital gains	—		—	—	—		—	—

Total	$0.451		$0.386	$0.389	$0.409		$0.431	$0.473

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/08	$10.01	$10.62	$9.96	$9.85	$10.00	$10.36	$9.97	$10.03

9/30/09	9.82	10.42	9.78	9.65	9.81	10.17	9.77	9.83

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Conservative Portfolio

Fund performance Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/14/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	5.38%	4.98%	4.60%	4.60%	4.59%	4.59%	4.85%	4.61%	5.23%	5.66%

10 years	39.82	31.84	29.47	29.47	29.80	29.80	32.60	27.92	38.64	43.58
Annual average	3.41	2.80	2.62	2.62	2.64	2.64	2.86	2.49	3.32	3.68

5 years	14.85	8.23	10.69	8.74	10.88	10.88	12.10	8.16	14.94	16.76
Annual average	2.81	1.59	2.05	1.69	2.09	2.09	2.31	1.58	2.82	3.15

3 years	–0.03	–5.83	–1.99	–4.69	–1.98	–1.98	–1.32	–4.74	–0.05	1.18
Annual average	–0.01	–1.98	–0.67	–1.59	–0.66	–0.66	–0.44	–1.61	–0.02	0.39

1 year	7.52	1.33	7.02	2.02	6.79	5.79	7.18	3.43	7.74	8.17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 9/30/99 to 9/30/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,947 and $12,980, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,792 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,864 and $14,358, respectively.

Fund price and distribution information For the 12-month period ended 9/30/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.318		$0.261	$0.263	$0.281		$0.297	$0.337

Capital gains	—		—	—	—		—	—

Total	$0.318		$0.261	$0.263	$0.281		$0.297	$0.337

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/08	$8.35	$8.86	$8.27	$8.28	$8.27	$8.57	$8.45	$8.34

9/30/09	8.60	9.12	8.54	8.53	8.53	8.84	8.75	8.62

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Comparative index returns For periods ended 9/30/09

			Lipper Mixed-Asset Target	Lipper Mixed-Asset Target	Lipper Mixed-Asset Target
	Barclays Capital Aggregate		Allocation Growth Funds	Allocation Moderate Funds	Allocation Conservative
	Bond Index	Russell 3000 Index	category average*	category average†	Funds category average‡

Annual average (life of fund)	6.27%	7.33%	6.41%	5.85%	5.29%

10 years	84.15	7.53	29.27	33.61	44.49
Annual average	6.30	0.73	2.46	2.80	3.67

5 years	28.39	8.06	14.06	14.55	15.32
Annual average	5.13	1.56	2.61	2.70	2.83

3 years	20.48	–14.43	–5.54	–2.55	2.62
Annual average	6.41	–5.06	–1.93	–0.92	0.78

1 year	10.56	–6.42	0.73	2.73	4.99

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/09, there were 665, 541, 442, 243, and 86 funds, respectively, in this Lipper category.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/09, there were 505, 390, 300, 147, and 36 funds, respectively, in this Lipper category.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/09, there were 437, 357, 231, 75, and 12 funds, respectively, in this Lipper category.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio

Net expenses for the fiscal year ended 9/30/08*	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Total annual operating expenses for the
fiscal year ended 9/30/08	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Annualized expense ratio for the
six-month period ended 9/30/09 † ‡	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Balanced Portfolio

Net expenses for the fiscal year ended 9/30/08**	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Total annual operating expenses for the
fiscal year ended 9/30/08	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for the
six-month period ended 9/30/09 † ‡	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Conservative Portfolio

Net expenses for the fiscal year ended 9/30/08**	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Total annual operating expenses for the
fiscal year ended 9/30/08	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Annualized expense ratio for the
six-month period ended 9/30/09 † ‡	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/09. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective 8/1/09, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least 7/31/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01%, 0.09%, and 0.11% of average net assets for the six months ended 9/30/09 (for Growth Portfolio, Balanced Portfolio, and Conservative Portfolio, respectively).

**Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each of the three Putnam Asset Allocation Funds from April 1, 2009, to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio

Expenses paid per $1,000*	$7.46	$11.95	$11.95	$10.46	$8.95	$5.96

Ending value (after expenses)	$1,399.80	$1,394.60	$1,395.30	$1,397.70	$1,396.70	$1,400.50

Balanced Portfolio

Expenses paid per $1,000*	$7.71	$12.06	$12.06	$10.61	$9.16	$6.25

Ending value (after expenses)	$1,329.20	$1,324.50	$1,324.90	$1,326.50	$1,326.40	$1,330.40

Conservative Portfolio

Expenses paid per $1,000*	$7.65	$11.85	$11.85	$10.44	$9.06	$6.25

Ending value (after expenses)	$1,244.20	$1,239.80	$1,240.30	$1,239.90	$1,244.40	$1,246.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/09. The expense ratio may differ for each share class.

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2009, use the following calculation method. To find the value of your investment on April 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio

Expenses paid per $1,000*	$6.28	$10.05	$10.05	$8.80	$7.54	$5.01

Ending value (after expenses)	$1,018.85	$1,015.09	$1,015.09	$1,016.34	$1,017.60	$1,020.10

Balanced Portfolio

Expenses paid per $1,000*	$6.68	$10.45	$10.45	$9.20	$7.94	$5.42

Ending value (after expenses)	$1,018.45	$1,014.69	$1,014.69	$1,015.94	$1,017.20	$1,019.70

Conservative Portfolio

Expenses paid per $1,000*	$6.88	$10.66	$10.66	$9.40	$8.14	$5.62

Ending value (after expenses)	$1,018.25	$1,014.49	$1,014.49	$1,015.74	$1,017.00	$1,019.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/09. The expense ratio may differ for each share class.

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BoA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

Actual
	Management	Total Expense
	Fee (percentile	(percentile
	rank)	rank)

Putnam Asset Allocation: Balanced Portfolio	34th	31st
Putnam Asset Allocation: Conservative Portfolio	71st	59th
Putnam Asset Allocation: Growth Portfolio	35th	50th

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity

Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel  — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of under-performance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009 in the following table. Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is no guarantee of future results.

	One-year	Three-year	Five-year
	period rank	period rank	period rank
	(# of funds	(# of funds	(# of funds
	in category)	in category)	in category)

Putnam Asset Allocation:	87th	89th	83rd
Balanced Portfolio	(522)	(391)	(289)
Lipper Mixed-Asset Target Allocation
Moderate Funds

Putnam Asset Allocation:	76th	82nd	82nd
Conservative Portfolio	(433)	(336)	(201)
Lipper Mixed-Asset Target Allocation
Conservative Funds

Putnam Asset Allocation:	92nd	90th	77th
Growth Portfolio	(682)	(542)	(449)
Lipper Mixed-Asset Target Allocation
Growth Funds

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees called a shareholder meeting for each of the funds for November 19, 2009 and recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds).

Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Asset Allocation: Balanced Portfolio	0.542%	0.624%	(0.082%)
Putnam Asset Allocation: Conservative Portfolio	0.542%	0.654%	(0.112)%
Putnam Asset Allocation: Growth Portfolio	0.612%	0.611%	0.001%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract for Putnam Asset Allocation: Balanced Portfolio and Putnam Asset Allocation: Conservative Portfolio would provide for payment of a management fee rate that is lower than the management fee rate payable under the current management contract, and the proposed management contract for Putnam Asset Allocation: Growth Portfolio would provide for payment of a management fee rate that is slightly higher than the management fee rate payable under the current management contract. Most funds would experience a management fee reduction under the proposed management contracts. For a small number of funds, however, including Putnam Asset Allocation: Growth Portfolio, the management fee rate would be slightly higher under the proposed contract at June  30, 2009 net asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds and asset allocation funds, including your fund, are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confi-dence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2009, Putnam employees had approximately $308,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Asset Allocation Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (Growth Portfolio, Balanced Portfolio and Conservative Portfolio) constituting the Putnam Asset Allocation Funds (the “trust”) at September 30, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 16, 2009

The funds’ portfolios 9/30/09

COMMON STOCKS*	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Basic materials		4.4%		3.3%		2.4%
Acciona SA (Spain)	3,183	$433,490	2,666	$363,080	1,524	$207,552

Agnico-Eagle Mines, Ltd. (Canada)	2,834	192,287	2,424	164,468	1,432	97,161

Agrium, Inc. (Canada)	11,096	555,995	8,705	436,187	6,003	300,796

AK Steel Holding Corp.	58,641	1,156,987	46,876	924,863	21,765	429,423

Albemarle Corp.	10,704	370,358	8,900	307,940	5,085	175,941

Amcor, Ltd. (Australia)	258,949	1,250,990	141,513	683,653	48,442	234,025

Ameron International Corp.	3,002	210,080	2,515	176,000	1,437	100,561

Ampco-Pittsburgh Corp.	11,697	311,023	8,292	220,484	3,375	89,741

Andersons, Inc. (The) SG SB	19,604	690,061	14,477	509,590	7,123	250,730

AngloGold Ashanti, Ltd. ADR (South Africa)	3,158	128,720	2,655	108,218	1,558	63,504

Antofagasta PLC (United Kingdom)	251,154	3,052,977	136,851	1,663,533	49,450	601,104

ArcelorMittal (Luxembourg)	145,036	5,426,583	84,424	3,158,759	36,426	1,362,894

Archer Daniels Midland Co.	81,992	2,395,806	68,330	1,996,603	31,054	907,398

Ashland, Inc.	54,100	2,338,202	44,400	1,918,968	21,200	916,264

Asia Cement China Holdings Corp. (China)	1,162,000	730,633	—	—	—	—

Aurizon Mines, Ltd. (Canada) †	98,083	427,642	74,579	325,164	31,532	137,480

Austevoll Seafood ASA (Norway) †	28,828	171,015	24,111	143,032	13,919	82,571

Balfour Beatty PLC (United Kingdom)	66,636	343,416	33,670	173,522	12,043	62,065

Barrick Gold Corp. (Canada)	6,248	236,799	5,336	202,234	3,131	118,665

BASF SE (Germany)	12,243	649,196	8,753	464,136	5,259	278,863

BHP Billiton, Ltd. (Australia)	43,641	1,442,792	34,691	1,146,901	23,692	783,269

BlueScope Steel, Ltd. (Australia)	1,408,865	3,610,506	767,675	1,967,325	288,510	739,366

Broadwind Energy, Inc. † SG SB	13,035	102,846	11,015	86,908	6,294	49,660

Bway Holding Co. †	8,869	164,165	6,064	112,245	2,622	48,533

Cambrex Corp. †	855	5,387	615	3,875	249	1,569

Cameco Corp. (Canada) (Toronto Exchange)	12,827	356,793	10,394	289,117	7,145	198,744

Cameco Corp. (Canada) (New York Exchange)	5,398	150,064	4,480	124,544	2,560	71,168

Celanese Corp. Ser. A	50,467	1,261,675	41,778	1,044,450	19,421	485,525

Cemex SA de CV ADR (Mexico)	71,372	922,126	—	—	—	—

Century Aluminum Co. † SG SB	21,890	204,672	15,887	148,543	6,428	60,102

CF Industries Holdings, Inc.	30,116	2,596,903	25,495	2,198,434	11,415	984,315

China Green Holdings, Ltd. (China)	468,000	396,948	360,000	305,344	249,000	211,197

Cia de Minas Buenaventura SA ADR (Peru)	30,228	1,064,328	3,813	134,256	2,295	80,807

Cliffs Natural Resources, Inc.	10,905	352,886	7,805	252,570	3,242	104,911

Coeur d’Alene Mines Corp. †	20,122	412,501	16,128	330,624	8,183	167,752

CRH PLC (Ireland)	9,929	274,879	7,915	219,123	5,670	156,971

Crystallex International Corp. (Canada) †	80,500	20,125	69,700	17,425	36,700	9,175

Denison Mines Corp. (Canada) †	21,000	39,126	18,300	34,095	9,700	18,072

Dow Chemical Co. (The) SG SB SC	59,597	1,553,694	50,555	1,317,969	21,590	562,851

Eastman Chemical Co. SG	14,900	797,746	12,200	653,188	5,700	305,178

Eldorado Gold Corp. (Canada) † SB	11,506	131,168	9,745	111,093	5,752	65,573

Energy Resources of Australia, Ltd. (Australia)	3,992	88,375	3,388	75,004	1,936	42,859

Fletcher Building, Ltd. (New Zealand)	122,508	737,661	64,093	385,925	22,140	133,312

FMC Corp. SG	33,072	1,860,300	27,516	1,547,775	12,450	700,313

Gammon Gold, Inc. (Canada) †	10,671	90,810	8,794	74,837	4,830	41,103

Gold Fields, Ltd. ADR (South Africa)	4,954	68,266	4,115	56,705	2,260	31,143

Goldcorp, Inc. (Toronto Exchange) (Canada)	6,988	282,106	5,895	237,981	3,538	142,829

Golden Star Resources, Ltd. †	31,905	107,520	26,814	90,363	14,727	49,630

Great Basin Gold, Ltd. (South Africa) † SG SB SC	37,659	57,618	31,283	47,863	17,181	26,287

Grupo Ferrovial SA (Spain) SG SB SC	11,999	574,407	10,052	481,202	5,744	274,972

Harmony Gold Mining Co., Ltd. ADR (South Africa)	5,870	64,218	5,085	55,630	2,793	30,555

Hawkins, Inc.	11,375	265,720	8,236	192,393	3,388	79,144

Hecla Mining Co. † SG SB SC	62,372	273,813	52,467	230,330	32,606	143,140

HeidelbergCement AG (Germany)	3,751	243,009	3,120	202,129	2,207	142,981

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Basic materials cont.
HeidelbergCement AG (Rights) (Germany) †	2,435	$13,015	1,955	$10,450	1,392	$7,440

HeidelbergCement AG 144A (Germany) †	3,491	226,165	2,790	180,750	1,964	127,238

Hitachi Chemical Co., Ltd. (Japan)	98,500	2,001,312	55,300	1,123,579	20,500	416,517

Horsehead Holding Corp. †	38,865	455,498	27,583	323,273	11,430	133,960

HQ Sustainable Maritime Industries, Inc. †	24,316	213,981	18,432	162,202	8,674	76,331

Iamgold Corp. (Canada)	11,180	158,085	9,626	136,112	5,687	80,414

Impregilo SpA (Italy)	77,887	341,033	65,248	285,692	37,281	163,237

Innophos Holdings, Inc.	23,450	433,825	16,590	306,915	6,617	122,415

Innospec, Inc.	14,990	221,103	10,216	150,686	4,483	66,124

Insituform Technologies, Inc. †	9,515	182,117	7,971	152,565	4,555	87,183

JFE Holdings, Inc. (Japan)	16,700	568,473	8,700	296,151	3,000	102,121

KapStone Paper and Packaging Corp. † SG	35,203	286,552	25,412	206,854	10,341	84,176

Kazakhmys PLC (United Kingdom)	67,495	1,160,197	21,093	362,575	14,537	249,882

Kinross Gold Corp. (Canada)	9,301	201,832	7,833	169,976	4,702	102,033

Koninklijke DSM NV (Netherlands)	20,641	862,972	11,060	462,403	3,731	155,988

Koppers Holdings, Inc.	16,440	487,446	11,856	351,530	5,155	152,846

Korea Zinc Co., Ltd. (South Korea)	1,457	215,757	1,169	173,109	828	122,613

Lafarge SA (France)	3,464	310,194	2,796	250,376	1,942	173,902

Layne Christensen Co. † SG	11,402	365,434	9,552	306,142	5,458	174,929

MeadWestvaco Corp.	28,765	641,747	23,577	526,003	11,111	247,886

Metallurgical Corp. of China 144A (China) †	521,000	353,617	—	—	—	—

Minefinders Corp. (Canada) † SG SB SC	10,582	103,069	8,684	84,582	5,169	50,346

Mitsui Mining & Smelting Co., Ltd. (Japan) †	368,000	940,635	201,000	513,771	69,000	176,369

MMC Norilsk Nickel ADR (Russia) †	88,263	1,094,461	—	—	—	—

Monsanto Co.	23,020	1,781,748	18,641	1,442,813	8,723	675,160

Mosaic Co. (The)	9,593	461,136	8,032	386,098	3,606	173,340

New Gold, Inc. (Canada) †	29,530	113,077	24,928	95,455	13,691	52,426

Newmont Mining Corp.	5,368	236,299	4,576	201,436	2,714	119,470

Nireus Aquaculture SA (Greece) †	71,268	84,536	59,608	70,705	34,410	40,816

Nitto Denko Corp. (Japan)	14,900	453,922	10,100	307,692	5,600	170,601

Noble Group, Ltd. (Hong Kong)	552,000	951,306	437,000	753,117	302,000	520,461

Northgate Minerals Corp. (Canada) †	38,766	103,893	33,426	89,582	18,358	49,199

Northwest Pipe Co. †	3,859	129,392	3,233	108,402	1,847	61,930

Nucor Corp.	15,400	723,954	12,400	582,924	6,000	282,060

Obrascon Huarte Lain SA (Spain)	3,875	108,072	3,041	84,812	2,126	59,293

OJI Paper Co., Ltd. (Japan)	40,000	180,360	22,000	99,198	7,000	31,563

OM Group, Inc. †	12,457	378,568	8,718	264,940	3,649	110,893

Paladin Energy, Ltd. (Australia) † SG SB	24,074	94,854	20,390	80,339	11,650	45,902

Pan American Silver Corp. (Canada) †	5,097	116,212	4,310	98,268	2,568	58,550

Pescanova SA (Spain)	3,255	118,784	2,722	99,334	1,571	57,330

Plum Creek Timber Company, Inc. R SG SB SC	12,500	383,000	10,300	315,592	4,800	147,072

POSCO (South Korea)	2,077	861,504	—	—	—	—

Rangold Resources, Ltd. ADR (United Kingdom) SG SB SC	2,917	203,840	2,474	172,883	1,459	101,955

Rayonier, Inc. SG SB SC	15,700	642,287	12,800	523,648	6,200	253,642

Rock-Tenn Co. Class A	5,330	251,096	3,806	179,301	1,593	75,046

Royal Gold, Inc.	2,242	102,235	1,932	88,099	1,161	52,942

Schnitzer Steel Industries, Inc. Class A	14,333	763,232	11,469	610,724	5,215	277,699

Seabridge Gold, Inc. (Canada) †	4,217	120,606	3,639	104,075	2,199	62,891

Sealed Air Corp.	44,400	871,572	36,300	712,569	17,300	339,599

Silver Standard Resources, Inc. (Canada) †	4,295	91,741	3,585	76,576	2,169	46,330

Silver Wheaton Corp. (Canada) †	35,909	452,094	27,792	349,901	13,907	175,089

Southern Copper Corp. (Peru) SG SB SC	16,990	521,423	13,309	408,453	6,603	202,646

Sterlite Industries India, Ltd. (India)	31,317	501,306	—	—	—	—

Sterlite Industries India, Ltd. ADR (India) SG	55,607	888,044	—	—	—	—

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Basic materials cont.
Terra Industries, Inc.	67,830	$2,351,666	55,592	$1,927,375	24,760	$858,429

Thompson Creek Metals Co., Inc. (Canada) †	45,724	551,889	32,316	390,054	13,359	161,243

UEX Corp. (Canada) †	29,500	32,314	25,700	28,152	13,700	15,007

Umicore NV/SA (Belgium)	11,407	341,772	6,234	186,781	2,134	63,938

Uranium One, Inc. (Canada) †	21,390	51,467	18,070	43,479	10,325	24,843

Vale SA ADR (Brazil)	28,000	647,640	—	—	—	—

Vale SA ADR (Preference) (Brazil)	41,900	859,369	—	—	—	—

Vedanta Resources PLC (United Kingdom)	15,137	460,793	11,990	364,994	8,140	247,794

Voestalpine AG (Austria)	58,549	2,091,178	31,903	1,139,470	11,934	426,243

W.R. Grace & Co. †	53,999	1,173,938	38,215	830,794	15,907	345,818

Welspun-Gujarat Stahl, Ltd. (India)	121,740	657,698	—	—	—	—

Xstrata PLC (United Kingdom)	56,054	827,616	44,168	652,123	29,976	442,584

Yamana Gold, Inc. (Canada)	16,001	171,371	13,607	145,731	8,073	86,462

Yingde Gases Group Co. 144A (China) †	83,500	75,421	18,500	16,712	12,500	11,292

		76,470,158		48,684,897		23,361,252

Capital goods		4.2%		3.4%		2.4%
Abengoa SA (Spain)	9,408	272,511	7,802	225,991	4,458	129,130

Aecom Technology Corp. †	12,577	341,340	10,536	285,947	6,020	163,383

AEP Industries, Inc. †	4,323	172,488	3,144	125,446	1,250	49,875

AGCO Corp. † SG SB SC	51,457	1,421,757	42,936	1,186,322	19,491	538,536

Aisin Seiki Co., Ltd. (Japan)	47,500	1,149,444	28,500	689,666	12,800	309,745

Alstom SA (France)	10,065	735,043	7,931	579,198	5,383	393,118

Altra Holdings, Inc. †	35,809	400,703	26,039	291,376	10,400	116,376

Arabtec Holding Co. (United Arab Emirates) †	142,000	129,906	—	—	—	—

Argon ST, Inc. †	4,135	78,772	3,452	65,761	2,008	38,252

ATC Technology Corp. †	16,876	333,470	11,628	229,769	4,907	96,962

Aveng, Ltd. (South Africa)	108,667	626,755	—	—	—	—

AZZ, Inc. †	4,642	186,469	3,347	134,449	1,362	54,712

BAE Systems PLC (United Kingdom)	683,519	3,820,151	372,442	2,081,558	134,578	752,149

Bio-Treat Technology, Ltd. (China) †	678,000	33,602	536,000	26,564	308,000	15,265

Boeing Co. (The) SB	22,734	1,231,046	18,933	1,025,222	8,523	461,520

Bucyrus International, Inc. Class A	1,411	50,260	1,112	39,609	636	22,654

Calgon Carbon Corp. †	7,444	110,395	6,236	92,480	3,563	52,839

Canon, Inc. (Japan)	59,350	2,378,065	34,700	1,390,376	15,000	601,027

Capstone Turbine Corp. † SG SB SC	137,215	181,124	121,400	160,248	69,725	92,037

Chart Industries, Inc. †	34,405	742,804	24,217	522,845	9,802	211,625

China High Speed Transmission Equipment
Group Co., Ltd. (China)	100,000	203,495	83,000	168,901	48,000	97,678

China National Materials Co., Ltd. (China)	1,635,000	1,388,477	160,000	135,875	113,000	95,962

CLARCOR, Inc.	3,731	117,004	3,126	98,031	1,786	56,009

Cobham PLC (United Kingdom)	204,281	715,697	158,824	556,439	108,362	379,646

Conergy AG (Germany) †	50,305	62,617	41,534	51,699	23,731	29,539

Crown Holdings, Inc. †	38,400	1,044,480	31,500	856,800	14,700	399,840

Cummins, Inc.	10,201	457,107	8,077	361,930	3,919	175,610

Deere (John) & Co. SG SB	9,336	400,701	8,022	344,304	3,545	152,151

Doosan Heavy Industries and
Construction Co., Ltd. (South Korea)	5,807	331,186	4,865	277,462	2,780	158,550

DynCorp International, Inc. Class A †	25,855	465,390	18,277	328,986	7,543	135,774

Ebara Corp. (Japan) †	89,000	390,082	75,000	328,721	43,000	188,467

El Sewedy Cables Holding Co. (Egypt)	43,013	615,521	—	—	—	—

EMCOR Group, Inc. †	25,218	638,520	18,033	456,596	6,997	177,164

Emerson Electric Co.	47,725	1,912,818	39,749	1,593,140	18,017	722,121

Energy Recovery, Inc. † SG SB SC	19,294	112,291	16,163	94,069	9,235	53,748

EnergySolutions, Inc.	9,878	91,075	8,106	74,737	4,631	42,698

EnPro Industries, Inc. †	8,136	185,989	5,577	127,490	2,381	54,430

Epure International, Ltd. (China)	64,000	25,672	59,000	23,666	34,000	13,638

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Capital goods cont.
European Aeronautic Defense and
Space Co. (France) SG SB	196,639	$4,418,718	107,147	$2,407,724	38,717	$870,018

Exide Technologies † SG SB SC	22,929	182,744	19,530	155,654	11,159	88,937

Fanuc, Ltd. (Japan)	3,900	349,007	3,000	268,467	2,000	178,978

Flowserve Corp.	15,719	1,548,950	13,125	1,293,338	5,939	585,229

Fluor Corp. SG SC	20,688	1,051,985	17,246	876,959	7,846	398,969

Foster Wheeler AG †	52,574	1,677,636	42,599	1,359,334	20,176	643,816

Franklin Electric Co., Inc.	4,006	114,852	3,356	96,217	1,918	54,989

Fuel Systems Solutions, Inc. † SG SB	10,735	386,353	7,749	278,887	3,160	113,728

Fuel Tech, Inc. † SG SB SC	16,364	183,277	13,546	151,715	7,740	86,688

Gardner Denver, Inc. † SB	10,814	377,192	7,801	272,099	3,185	111,093

General Cable Corp. †	13,645	534,202	9,610	376,232	4,156	162,707

General Dynamics Corp.	15,152	978,819	12,251	791,415	5,832	376,747

GLV, Inc. Class A (Canada) †	11,339	90,236	9,499	75,594	5,428	43,196

Gorman-Rupp Co. (The) SB SC	6,477	161,342	5,426	135,162	3,100	77,221

GrafTech International, Ltd. †	16,129	237,096	11,637	171,064	4,311	63,372

GUD Holdings, Ltd. (Australia)	10,052	77,286	8,422	64,754	4,812	36,998

Harbin Electric, Inc. (China) †	21,455	362,160	15,469	261,117	6,320	106,682

Haynes International, Inc. †	4,284	136,317	3,090	98,324	1,262	40,157

Heerim Architects & Planners (South Korea)	65,732	711,936	—	—	—	—

Hyflux, Ltd. (Singapore)	55,000	118,575	46,000	99,172	26,000	56,054

ITT Corp.	4,955	258,403	4,151	216,475	2,372	123,700

John Bean Technologies Corp.	14,898	270,697	10,699	194,401	4,113	74,733

Joy Global, Inc. SC	54,124	2,648,829	44,385	2,172,202	20,070	982,226

Kurita Water Industries, Ltd. (Japan)	6,300	225,659	5,300	189,840	3,000	107,457

L-3 Communications Holdings, Inc. SB	29,747	2,389,279	24,310	1,952,579	11,885	954,603

Lindsay Corp. SG SB SC	3,606	142,004	3,021	118,967	1,726	67,970

Lockheed Martin Corp. SC	33,853	2,643,242	27,574	2,152,978	13,103	1,023,082

LSB Industries, Inc. †	24,574	382,617	17,542	273,129	7,175	111,715

Met-Pro Corp.	3,835	37,161	3,457	33,498	1,847	17,897

Mitsubishi Electric Corp. (Japan)	557,000	4,190,433	314,000	2,362,291	123,000	925,356

MTU Aero Engines Holding AG (Germany)	6,964	330,010	5,563	263,619	3,853	182,586

Mueller Industries, Inc.	16,072	383,639	11,375	271,521	4,174	99,633

Mueller Water Products, Inc. Class A	32,733	179,377	27,421	150,267	15,668	85,861

Nalco Holding Co. SG SB	11,013	225,656	9,226	189,041	5,272	108,023

Nordex AG (Germany) †	8,531	148,914	7,147	124,756	4,083	71,271

Northrop Grumman Corp. SG SB SC	43,265	2,238,964	35,177	1,820,410	16,701	864,277

Organo Corp. (Japan)	9,000	68,086	8,000	60,521	4,000	30,260

Owens-Illinois, Inc. † SG	32,000	1,180,800	26,100	963,090	12,300	453,870

Pactiv Corp. †	37,700	982,085	30,900	804,945	14,700	382,935

Parker-Hannifin Corp.	6,724	348,572	5,735	297,302	2,638	136,754

Pentair, Inc.	10,207	301,311	8,551	252,426	4,886	144,235

Powell Industries, Inc. †	10,159	390,004	7,362	282,627	2,984	114,556

Prysmian SpA (Italy)	148,212	2,782,474	85,789	1,610,569	37,622	706,301

Raser Technologies, Inc. † SB	31,908	48,819	27,026	41,350	15,442	23,626

Raytheon Co. SG SB SC	72,778	3,491,161	60,637	2,908,757	28,111	1,348,485

Roper Industries, Inc.	5,722	291,708	4,793	244,347	2,739	139,634

SembCorp Industries, Ltd. (Singapore)	378,000	903,506	203,000	485,216	73,000	174,487

Siemens AG (Germany)	6,208	575,278	4,891	453,235	3,337	309,231

Silgan Holdings, Inc.	4,357	229,745	2,979	157,083	1,279	67,442

Solaria Energia y Medio Ambiente SA (Spain) † SG SB	11,927	55,367	10,629	49,341	5,566	25,838

Solon AG Fuer Solartechnik (Germany) † SG SB	2,149	28,952	1,865	25,126	989	13,324

Spirax-Sarco Engineering PLC (United Kingdom)	13,405	224,202	11,230	187,824	6,417	107,326

Stanley, Inc. †	3,305	85,005	2,759	70,961	1,605	41,281

Steelcase, Inc.	70,104	435,346	55,325	343,568	27,278	169,396

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Capital goods cont.
Sunpower Corp. Class A † SG SB	3,419	$102,194	2,895	$86,532	1,654	$49,438

Suntech Power Holdings Co., Ltd. ADR (China) † SG SB SC	4,308	65,482	3,492	53,078	1,995	30,324

Tanfield Group PLC (United Kingdom) †	38,813	30,905	33,679	26,817	17,953	14,295

Tetra Tech, Inc. †	16,269	431,617	13,629	361,577	7,788	206,616

Thomas & Betts Corp. †	16,700	502,336	13,700	412,096	6,400	192,512

Timken Co.	13,484	315,930	9,378	219,727	3,929	92,056

Toyoda Gosei Co., Ltd. (Japan)	6,700	194,464	5,400	156,732	3,700	107,391

United Technologies Corp. SB	52,446	3,195,535	43,622	2,657,888	19,816	1,207,389

USEC, Inc. † SG SB SC	37,739	176,996	27,209	127,610	13,128	61,570

Valmont Industries, Inc.	3,584	305,285	3,002	255,710	1,716	146,169

Vestas Wind Systems A/S (Denmark) †	5,253	380,117	4,365	315,859	2,617	189,371

Vinci SA (France)	5,976	338,324	4,815	272,595	3,349	189,599

VSE Corp.	6,701	261,406	4,834	188,574	1,973	76,967

WESCO International, Inc. †	17,922	516,154	12,875	370,800	4,977	143,338

Yingli Green Energy Holding Co., Ltd. ADR (China) † SG SB	6,536	81,439	5,448	67,882	3,113	38,788

		73,268,399		51,562,640		24,063,003

Communication services		3.0%		2.4%		1.7%
AboveNet, Inc. †	391	19,065	66	3,218	177	8,631

ADTRAN, Inc.	9,093	223,233	6,582	161,588	2,693	66,113

America Movil SAB de CV ADR Ser. L (Mexico)	59,132	2,591,756	12,732	558,044	8,778	384,740

Applied Signal Technology, Inc.	3,304	76,884	2,758	64,179	1,604	37,325

AT&T, Inc.	296,406	8,005,926	246,913	6,669,120	112,191	3,030,279

Atlantic Tele-Network, Inc.	6,110	326,396	4,165	222,494	1,827	97,598

BCE, Inc. (Canada)	13,800	340,962	11,100	274,252	7,800	192,718

Carphone Warehouse Group PLC (The)
(United Kingdom)	139,148	425,815	74,469	227,887	26,742	81,835

China Mobile, Ltd. (China)	164,000	1,610,597	—	—	—	—

Cincinnati Bell, Inc. † SG	115,253	403,386	78,825	275,888	32,014	112,049

Comcast Corp. Class A SG SB	143,766	2,428,208	119,718	2,022,037	54,413	919,036

DIRECTV Group, Inc. (The) † SG SB SC	91,984	2,536,919	74,006	2,041,085	37,799	1,042,496

DISH Network Corp. Class A †	87,044	1,676,467	70,102	1,350,165	33,941	653,704

Earthlink, Inc.	39,963	336,089	27,714	233,075	11,431	96,135

EchoStar Corp. Class A †	20,811	384,171	14,692	271,214	6,095	112,514

France Telecom SA (France)	100,610	2,682,202	58,154	1,550,351	25,231	672,643

j2 Global Communications, Inc. †	8,983	206,699	6,333	145,722	2,609	60,033

Jupiter Telecommunications Co., Ltd. (Japan)	149	144,409	117	113,395	82	79,473

KDDI Corp. (Japan)	631	3,555,130	361	2,033,917	146	822,581

KT Corp. (South Korea)	6,790	233,909	5,450	187,747	3,870	133,318

Leap Wireless International, Inc. †	17,541	342,927	12,610	246,526	5,185	101,367

LG Dacom Corp. (South Korea)	68,920	1,168,134	15,530	263,220	10,500	177,966

Liberty Global, Inc. Class A †	87,319	1,970,790	72,666	1,640,072	33,051	745,961

Motorola, Inc.	55,677	478,265	44,709	384,050	30,814	264,692

NeuStar, Inc. Class A † SG	18,467	417,354	13,267	299,834	5,426	122,628

NII Holdings, Inc. †	60,564	1,815,709	50,399	1,510,962	22,880	685,942

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	104,600	4,836,322	60,200	2,783,428	25,300	1,169,779

PT Telekomunikasi (Indonesia)	390,500	347,544	322,500	287,024	217,500	193,574

Qatar Telecom Q-Tel QSC (Qatar)	19,214	790,997	—	—	—	—

Qwest Communications International, Inc.	334,300	1,273,683	272,300	1,037,463	130,700	497,967

Sprint Nextel Corp. † SG SB SC	390,419	1,542,155	318,845	1,259,438	150,115	592,954

Swisscom AG (Switzerland)	690	247,023	557	199,409	395	141,412

Tele2 AB Class B (Sweden)	13,112	174,322	9,960	132,416	7,230	96,122

Telefonica SA (Spain)	41,471	1,145,067	22,555	622,772	7,495	206,946

Telekom Austria AG (Austria)	14,377	259,381	8,118	146,460	2,599	46,890

Telenet Group Holding NV (Belgium) †	16,643	439,671	13,218	349,190	9,125	241,062

Time Warner Cable, Inc. † SG SB	29,110	1,254,350	24,286	1,046,484	11,031	475,326

USA Mobility, Inc.	31,795	409,520	22,369	288,113	9,433	121,497

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Communication services cont.
Verizon Communications, Inc.	106,655	$3,228,447	87,152	$2,638,091	41,298	$1,250,090

Vodafone Group PLC (United Kingdom)	432,773	971,100	347,018	778,674	240,871	540,491

Windstream Corp. SG SB	81,600	826,608	66,700	675,671	31,900	323,147

		52,147,592		34,994,675		16,599,034

Conglomerates		0.9%		0.8%		0.6%
3M Co. SG SB	35,346	2,608,535	29,096	2,147,285	13,451	992,684

Air Water, Inc. (Japan)	13,000	149,578	10,000	115,060	7,000	80,542

Danaher Corp. SG	4,210	283,417	3,527	237,438	2,016	135,717

General Electric Co. SG SB SC	404,013	6,633,893	334,330	5,489,699	158,271	2,598,810

Hutchison Whampoa, Ltd. (Hong Kong)	106,000	760,691	57,000	409,051	19,000	136,350

Marubeni Corp. (Japan)	147,000	737,780	83,000	416,570	27,000	135,511

Mitsubishi Corp. (Japan)	40,100	806,651	32,600	655,781	22,400	450,598

Mitsui & Co., Ltd. (Japan)	31,000	404,106	25,000	325,892	17,400	226,821

Silex Systems, Ltd. (Australia) †	10,532	64,743	9,215	56,647	5,265	32,365

SPX Corp. SC	12,000	735,240	9,800	600,446	4,600	281,842

Tyco International, Ltd.	7,925	273,254	6,365	219,465	4,521	155,884

Vivendi SA (France)	83,548	2,587,042	52,500	1,625,649	25,584	792,202

		16,044,930		12,298,983		6,019,326

Consumer cyclicals		5.7%		4.5%		3.0%
361 Degrees International, Ltd. (China) †	1,199,000	600,339	—	—	—	—

361 Degrees International, Ltd. 144A (China) †	285,000	142,699	—	—	—	—

Advance Auto Parts, Inc.	21,900	860,232	17,900	703,112	8,600	337,808

Aeropostale, Inc. † SG	5,190	225,609	3,659	159,057	1,508	65,553

Alliance Data Systems Corp. † SG SB SC	28,991	1,770,770	22,839	1,395,006	10,403	635,415

Amazon.com, Inc. † SG SB SC	10,744	1,003,060	8,850	826,236	4,457	416,106

American Media, Inc. 144A F †	2,148	—	2,679	—	1,397	—

AutoZone, Inc. † SG SC	4,500	657,990	3,700	541,014	1,800	263,196

Bally Technologies, Inc. †	6,115	234,633	4,439	170,324	1,779	68,260

Bayerische Motoren Werke (BMW) AG (Germany)	12,133	585,441	9,767	471,277	6,642	320,490

Best Buy Co., Inc. SG SB SC	25,000	938,000	20,400	765,408	9,600	360,192

Big Lots, Inc. † SG SB	9,854	246,547	7,149	178,868	2,900	72,558

Boral, Ltd. (Australia)	169,326	906,248	92,534	495,250	31,675	169,527

Bridgestone Corp. (Japan)	128,300	2,288,443	69,900	1,246,782	26,800	478,022

Buckle, Inc. (The) SG SB SC	22,616	772,110	15,733	537,125	6,543	223,378

Carter’s, Inc. †	8,871	236,856	6,371	170,106	2,591	69,180

Cash America International, Inc. SG	7,390	222,882	5,366	161,839	2,163	65,236

Christian Dior SA (France)	2,245	221,912	1,883	186,129	1,274	125,931

CJ Home Shopping Co., Ltd. (South Korea)	12,119	843,679	—	—	—	—

Coach, Inc.	35,300	1,162,076	29,000	954,680	13,600	447,712

Companhia Brasileira de Meios de
Pagamento 144A (Brazil))	12,200	121,022	—	—	—	—

Compass Group PLC (United Kingdom)	66,810	408,791	54,536	333,690	36,907	225,823

Dana Holding Corp. †	4,951	33,716	5,392	36,720	2,641	17,985

Deckers Outdoor Corp. †	6,288	533,537	4,586	389,122	1,820	154,427

Deluxe Corp.	19,409	331,894	14,055	240,341	5,382	92,032

Dolby Laboratories, Inc. Class A †	22,600	863,094	18,812	718,430	8,468	323,393

Dollar Tree, Inc. †	16,168	787,058	13,725	668,133	6,226	303,082

Dongfeng Motor Group Co., Ltd. (China)	518,000	544,805	—	—	—	—

Dress Barn, Inc. † SG SB SC	32,081	575,212	22,577	404,806	9,435	169,170

Electrolux AB Class B (Sweden) †	219,703	5,036,597	119,714	2,744,392	43,258	991,671

Emergency Medical Services Corp. Class A †	4,899	227,804	3,557	165,401	1,439	66,914

Equifax, Inc. SG	22,500	655,650	18,500	539,090	8,700	253,518

Experian Group, Ltd. (Ireland)	59,979	505,421	30,964	260,922	10,840	91,345

EZCORP, Inc. Class A †	59,293	809,942	41,866	571,890	17,720	242,055

Fields Corp. (Japan)	206	309,248	162	243,195	113	169,636

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Consumer cyclicals cont.
Ford Motor Co. † SG SB	155,700	$1,122,597	126,100	$909,181	61,400	$442,694

Gannett Co., Inc.	66,836	836,118	47,002	587,995	19,597	245,158

Gap, Inc. (The)	108,300	2,317,620	88,200	1,887,480	42,300	905,220

Geberit International AG (Switzerland)	3,574	549,421	2,994	460,260	1,711	263,027

Gestevision Telecinco SA (Spain)	16,190	204,368	12,977	163,810	9,267	116,979

Goodyear Tire & Rubber Co. (The) †	47,400	807,222	38,600	657,358	18,700	318,461

Great Wall Motor Co., Ltd. (China)	752,500	673,322	—	—	—	—

Greek Organization of Football
Prognostics (OPAP) SA (Greece)	52,916	1,365,377	28,735	741,441	10,296	265,665

Grupo Televisa SA de CV ADR (Mexico)	35,100	652,509	—	—	—	—

Gymboree Corp. (The) †	6,040	292,215	4,362	211,034	1,778	86,020

Hasbro, Inc.	49,439	1,371,932	41,166	1,142,357	18,751	520,340

Hertz Global Holdings, Inc. † SG SB SC	54,700	592,401	45,300	490,599	21,300	230,679

Hino Motors, Ltd. (Japan) †	219,000	827,599	120,000	453,479	41,000	154,939

Home Depot, Inc. (The) SG SB	37,600	1,001,664	30,500	812,520	14,300	380,952

Home Retail Group PLC (United Kingdom)	59,097	257,176	33,366	145,201	10,681	46,481

Hyundai Department Store Co., Ltd. (South Korea)	7,410	690,540	—	—	—	—

Imperial Holdings, Ltd. (South Africa)	61,156	651,057	—	—	—	—

Jos. A. Bank Clothiers, Inc. †	6,810	304,884	4,769	213,508	1,909	85,466

Kanto Auto Works, Ltd. (Japan)	34,500	345,445	27,300	273,352	18,400	184,237

Kenneth Cole Productions, Inc. Class A	20,615	206,768	14,771	148,153	6,113	61,313

Kloeckner & Co., AG (Germany) †	8,344	191,349	6,652	152,547	4,852	111,269

Landauer, Inc.	1,500	82,470	1,300	71,474	800	43,984

LG Corp. (South Korea)	6,267	419,177	5,050	337,776	3,512	234,905

Limited Brands, Inc. SG	76,000	1,291,240	62,100	1,055,079	29,700	504,603

Lodgenet Entertainment Corp. † SG	35,587	268,682	25,841	195,100	10,342	78,082

Lotte Shopping Co., Ltd. (South Korea)	3,165	851,830	—	—	—	—

Lowe’s Cos., Inc.	45,500	952,770	37,200	778,968	17,300	362,262

Macy’s, Inc. SG	89,700	1,640,613	74,200	1,357,118	34,200	625,518

Maidenform Brands, Inc. †	14,204	228,116	9,799	157,372	4,142	66,521

Marks & Spencer Group PLC (United Kingdom)	85,114	493,271	65,391	378,968	44,881	260,104

Mediaset SpA (Italy)	428,926	3,002,410	248,224	1,737,526	108,958	762,688

Naspers, Ltd. Class N (South Africa)	31,468	1,077,106	—	—	—	—

Navistar International Corp. † SG	33,700	1,261,054	27,400	1,025,308	13,200	493,944

Next PLC (United Kingdom)	154,777	4,439,153	86,296	2,475,052	32,999	946,443

Nissan Motor Co., Ltd. (Japan)	160,600	1,080,318	128,100	861,698	89,200	600,027

Nokian Renkaat OYJ (Finland)	11,223	261,809	8,892	207,432	5,912	137,915

OfficeMax, Inc.	49,117	617,892	34,547	434,601	14,533	182,825

Perry Ellis International, Inc. †	15,549	249,406	11,173	179,215	4,569	73,287

Phillips-Van Heusen Corp.	19,934	852,976	14,185	606,976	5,447	233,077

Porsche Automobil Holding SE (Preference) (Germany)	5,107	401,980	4,136	325,551	2,928	230,467

PRG-Schultz International, Inc. †	14,195	79,492	10,276	57,546	3,965	22,204

PT Astra International TbK (Indonesia)	302,000	1,040,596	28,000	96,479	19,500	67,191

QC Holdings, Inc.	14,616	98,658	10,436	70,443	4,203	28,370

R. R. Donnelley & Sons Co.	35,500	754,730	29,500	627,170	13,900	295,514

RadioShack Corp.	58,438	968,318	48,622	805,667	22,136	366,794

Reed Elsevier PLC (United Kingdom)	54,229	406,454	42,551	318,926	28,983	217,232

Renault SA (France) †	5,126	239,195	4,279	199,671	2,879	134,343

Rent-A-Center, Inc. †	15,451	291,715	10,533	198,863	4,620	87,226

Ross Stores, Inc. SG	23,600	1,127,372	19,400	926,738	9,100	434,707

School Specialty, Inc. †	9,653	228,969	6,595	156,433	2,873	68,148

Sky City Entertainment Group, Ltd. (New Zealand)	244,897	575,411	132,249	310,733	47,491	111,585

Sony Corp. (Japan)	42,100	1,233,386	23,100	676,751	7,900	231,443

Sotheby’s Holdings, Inc. Class A SG SB	31,504	542,814	22,725	391,552	9,279	159,877

Stantec, Inc. (Canada) †	9,322	233,901	7,809	195,938	4,462	111,957

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Consumer cyclicals cont.
Steiner Leisure, Ltd. (Bahamas) †	6,903	$246,851	5,000	$178,800	2,028	$72,521

Steinhoff International Holdings, Ltd. (South Africa) †	369,131	812,229	39,078	85,987	27,352	60,185

Steven Madden, Ltd. †	10,477	385,658	7,287	268,234	3,061	112,675

Suzuki Motor Corp. (Japan)	165,400	3,848,951	90,100	2,096,677	32,600	758,620

Swire Pacific, Ltd. (Hong Kong)	204,000	2,388,723	111,000	1,299,746	42,500	497,651

Tempur-Pedic International, Inc.	13,845	262,224	9,932	188,112	4,084	77,351

Tenneco Automotive, Inc. †	12,852	167,590	10,586	138,041	6,049	78,879

Thomas Cook Group PLC (United Kingdom)	257,745	958,286	138,592	515,280	49,770	185,043

Time Warner, Inc. SG SB	116,067	3,340,408	96,649	2,781,558	43,955	1,265,025

TJX Cos., Inc. (The)	38,282	1,422,176	31,822	1,182,187	14,476	537,783

Toro Co. (The) SG SB SC	25,583	1,017,436	20,209	803,712	9,150	363,896

Tractor Supply Co. †	2,859	138,433	2,053	99,406	839	40,624

True Religion Apparel, Inc. †	8,830	228,962	6,410	166,211	2,596	67,314

TRW Automotive Holdings Corp. †	29,700	497,475	24,600	412,050	11,600	194,300

TUI Travel PLC (United Kingdom)	67,856	276,505	54,115	220,512	38,682	157,624

URS Corp. †	9,600	419,040	7,900	344,835	3,700	161,505

Valeo SA (France) †	53,936	1,420,525	31,808	837,735	13,180	347,125

ValueClick, Inc. †	15,497	204,405	11,225	148,058	4,594	60,595

Vertis Holdings, Inc. F †	9,156	9	9,315	9	4,364	4

Visa, Inc. Class A SG SB SC	27,400	1,893,614	22,400	1,548,064	10,700	739,477

Wal-Mart Stores, Inc.	126,929	6,230,945	104,102	5,110,367	47,947	2,353,718

Walt Disney Co. (The) SB	61,865	1,698,813	51,554	1,415,673	23,404	642,674

Warnaco Group, Inc. (The) † SG SB SC	10,215	448,030	7,126	312,546	3,011	132,062

Watson Wyatt Worldwide, Inc. Class A	6,171	268,809	4,449	193,798	1,817	79,149

Wheelock and Co., Ltd. (Hong Kong)	46,000	150,056	25,000	81,552	9,000	29,359

Whirlpool Corp. SG	13,200	923,472	10,800	755,568	5,100	356,796

World Fuel Services Corp.	5,318	255,636	3,664	176,128	1,545	74,268

WPP PLC (United Kingdom)	42,702	367,010	33,974	291,996	23,536	202,285

Wright Express Corp. †	5,328	157,229	3,875	114,351	1,547	45,652

Wyndham Worldwide Corp.	43,400	708,288	35,700	582,624	16,700	272,544

Wynn Macau, Ltd. 144A (China) †	36,000	46,800	—	—	—	—

		99,402,773		65,296,561		29,778,462

Consumer staples		5.6%		4.9%		3.4%
AFC Enterprises †	67,906	571,769	49,000	412,580	19,512	164,291

Altria Group, Inc. SG SB	161,649	2,878,969	132,280	2,355,907	61,668	1,098,307

Amorepacific Corp. (South Korea)	1,176	842,816	—	—	—	—

Anheuser-Busch InBev NV (Belgium)	72,834	3,328,266	39,687	1,813,561	14,341	655,335

Apollo Group, Inc. Class A †	21,600	1,591,272	17,800	1,311,326	8,500	626,195

Bare Escentuals, Inc. †	24,791	294,765	17,977	213,747	7,423	88,259

Beacon Roofing Supply, Inc. †	16,184	258,620	11,748	187,733	4,743	75,793

BJ’s Wholesale Club, Inc. † SG SB	37,573	1,360,894	31,328	1,134,700	14,228	515,338

Bridgepoint Education, Inc. † SG SB	13,672	208,635	9,821	149,868	4,024	61,406

Brink’s Co. (The)	23,025	619,603	18,070	486,264	8,040	216,356

Brinker International, Inc. SG SB SC	31,100	489,203	25,500	401,115	11,900	187,187

British American Tobacco (BAT) PLC (United Kingdom)	31,386	986,080	24,967	784,409	17,034	535,171

Britvic PLC (United Kingdom)	95,416	538,314	75,862	427,995	52,398	295,617

Bunge, Ltd. SG	27,686	1,733,420	23,130	1,448,169	10,532	659,409

Carlsberg A/S Class B (Denmark)	10,697	775,633	8,324	603,568	5,764	417,944

CEC Entertainment, Inc. † SG	15,247	394,287	10,598	274,064	4,233	109,465

Cermaq ASA (Norway) †	20,602	167,243	17,231	139,878	9,947	80,748

Cheesecake Factory, Inc. (The) †	9,121	168,921	6,600	122,232	2,713	50,245

Clorox Co.	8,417	495,088	6,703	394,270	3,277	192,753

Coca-Cola Enterprises, Inc. SB SC	71,600	1,532,956	58,600	1,254,626	27,700	593,057

Coca-Cola Femsa SA de CV ADR (Mexico) SG	5,190	249,639	—	—	—	—

Colgate-Palmolive Co.	23,739	1,810,811	19,241	1,467,703	9,011	687,359

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Consumer staples cont.
Colruyt SA (Belgium) †	851	$200,140	466	$109,595	160	$37,629

Constellation Brands, Inc. Class A †	59,564	902,395	49,563	750,879	22,530	341,330

Core-Mark Holding Co., Inc. †	6,844	195,738	4,714	134,820	1,987	56,828

Cosan, Ltd. Class A (Brazil) †	47,257	373,330	39,270	310,233	22,438	177,260

CVS Caremark Corp.	45,500	1,626,170	37,200	1,329,528	17,500	625,450

Dean Foods Co. †	62,813	1,117,443	52,346	931,235	23,835	424,025

Domino’s Pizza, Inc. †	41,461	366,515	29,693	262,486	11,760	103,958

Energizer Holdings, Inc. †	4,490	297,867	3,755	249,107	2,146	142,366

Estee Lauder Cos., Inc. (The) Class A SG	20,200	749,016	16,800	622,944	7,900	292,932

Fresh Del Monte Produce, Inc. (Cayman Islands) †	5,766	130,369	4,117	93,085	1,726	39,025

General Mills, Inc. SC	43,600	2,806,968	35,700	2,298,366	17,100	1,100,898

Heineken Holding NV (Netherlands)	30,464	1,243,545	16,465	672,104	5,505	224,715

Henkel AG & Co. KGaA (Germany)	21,045	906,674	16,766	722,324	11,439	492,822

Herbalife, Ltd. (Cayman Islands)	41,805	1,368,696	32,921	1,077,834	14,624	478,790

HLTH Corp. † SG SB SC	20,106	293,749	17,079	249,524	10,187	148,832

Hormel Foods Corp.	13,400	475,968	11,100	394,272	5,200	184,704

Hypermarcas SA (Brazil) †	32,600	638,130	—	—	—	—

Indofood Sukses Makmur Tbk PT (Indonesia)	1,724,000	536,793	—	—	—	—

J Sainsbury PLC (United Kingdom)	200,836	1,044,674	160,864	836,754	109,845	571,373

Japan Tobacco, Inc. (Japan)	218	743,553	179	610,532	122	416,117

Jardine Cycle & Carriage, Ltd. (Singapore)	20,000	343,104	16,000	274,483	11,000	188,707

Kao Corp. (Japan)	95,000	2,345,732	53,000	1,308,671	20,000	493,838

Kellogg Co.	14,300	703,989	11,900	585,837	5,500	270,765

Kerry Group PLC Class A (Ireland)	48,522	1,389,066	29,352	840,276	13,624	390,022

Kimberly-Clark Corp.	52,400	3,090,552	43,700	2,577,426	20,500	1,209,090

Koninklijke Ahold NV (Netherlands)	205,345	2,471,813	119,830	1,442,438	52,483	631,757

Kraft Foods, Inc. Class A SG SB	121,288	3,186,236	100,810	2,648,279	47,372	1,244,462

Kroger Co.	102,763	2,121,028	84,010	1,733,966	39,506	815,404

KT&G Corp. (South Korea)	19,068	1,155,378	—	—	—	—

Lawson, Inc. (Japan)	6,700	311,925	5,400	251,402	3,700	172,257

Leroy Seafood Group ASA (Norway)	5,204	92,524	4,353	77,394	2,513	44,680

Lianhua Supermarket Holdings Co., Ltd. (China)	28,000	62,372	—	—	—	—

Lincoln Educational Services Corp. † SG	25,112	574,563	17,710	405,205	7,350	168,168

Lion Nathan, Ltd. (Australia)	52,255	528,029	27,172	274,569	9,443	95,420

Lorillard, Inc.	7,198	534,811	5,703	423,733	3,876	287,987

Marine Harvest (Norway) † SG SB SC	1,077,386	783,591	885,576	644,086	556,848	405,000

McDonald’s Corp.	52,262	2,982,592	42,700	2,436,889	19,489	1,112,237

Metro, Inc. (Canada)	5,999	196,522	4,816	157,768	3,261	106,827

MWI Veterinary Supply, Inc. †	6,419	256,439	4,530	180,974	1,854	74,067

Nash Finch Co.	7,991	218,474	5,465	149,413	2,358	64,468

National Presto Industries, Inc.	2,755	238,335	1,967	170,165	1,319	114,107

Nestle SA (Switzerland)	58,855	2,509,692	46,634	1,988,565	31,516	1,343,904

Newell Rubbermaid, Inc. SB	52,900	830,001	43,300	679,377	20,300	318,507

Nutreco Holding NV (Netherlands)	1,349	65,665	1,128	54,907	651	31,689

PepsiCo, Inc. SG SB	64,843	3,803,690	54,127	3,175,090	24,580	1,441,863

Perdigao SA (Brazil)	19,058	507,582	—	—	—	—

Philip Morris International, Inc.	97,142	4,734,701	80,978	3,946,868	36,795	1,793,388

Prestige Brands Holdings, Inc. †	38,152	268,590	27,602	194,318	10,662	75,060

Procter & Gamble Co. (The)	87,023	5,040,372	72,240	4,184,141	33,117	1,918,137

Rakuten, Inc. (Japan)	585	389,506	479	318,929	323	215,060

Reckitt Benckiser Group PLC (United Kingdom)	15,526	759,894	12,410	607,386	8,467	414,403

Reynolds American, Inc.	9,850	438,522	8,185	364,396	3,648	162,409

Safeway, Inc. SG SB	50,980	1,005,326	41,904	826,347	19,703	388,543

Sally Beauty Holdings, Inc. †	39,206	278,755	28,382	201,796	11,586	82,376

Sara Lee Corp. SG SB SC	108,600	1,209,804	88,200	982,548	42,800	476,792

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Consumer staples cont.
Spartan Stores, Inc.	15,993	$225,981	11,245	$158,892	4,671	$66,001

Spectrum Brands, Inc. †	8,936	205,528	9,862	226,826	4,994	114,862

SRA International, Inc. Class A †	6,480	139,903	5,410	116,802	3,146	67,922

SunOpta, Inc. (Canada) †	32,000	129,600	27,900	112,995	14,800	59,940

Swedish Match AB (Sweden)	127,532	2,566,184	69,491	1,398,290	26,593	535,101

Toyo Suisan Kaisha, Ltd. (Japan)	128,000	3,473,875	77,000	2,089,753	37,000	1,004,167

Universal Corp. SG SB SC	5,270	220,391	3,760	157,243	1,574	65,825

WebMD Health Corp. Class A † SG SB	9,228	305,631	7,839	259,628	4,708	155,929

Woolworths, Ltd. (Australia)	173,358	4,468,688	94,461	2,434,942	34,133	879,854

Yamazaki Baking Co., Inc. (Japan)	82,000	1,108,559	44,000	594,836	16,000	216,304

Yum! Brands, Inc.	85,089	2,872,605	70,902	2,393,652	32,272	1,089,503

		98,461,057		71,090,838		33,976,091

Energy		6.1%		5.0%		3.4%
Alpha Natural Resources, Inc. †	49,096	1,723,270	39,886	1,399,999	18,621	653,597

Apache Corp. SG SC	32,600	2,993,658	26,300	2,415,129	12,800	1,175,424

Arch Coal, Inc.	1,838	40,675	1,635	36,183	934	20,669

Areva SA (France) SG SB	240	138,614	199	114,934	114	65,842

Australian Worldwide Exploration, Ltd. (Australia)	41,816	99,894	33,553	80,155	23,627	56,443

Aventine Renewable Energy Holdings, Inc. †	41,678	12,087	36,385	10,552	19,603	5,685

Ballard Power Systems, Inc. (Canada) †	55,629	146,304	46,503	122,303	26,570	69,879

Banpu PCL NVDR (Thailand)	108,466	1,396,457	—	—	—	—

Basic Energy Services, Inc. †	13,979	118,682	10,052	85,341	3,909	33,187

BG Group PLC (United Kingdom)	62,803	1,092,611	50,014	870,115	34,495	600,125

Bolt Technology Corp. †	13,557	170,411	9,617	120,886	3,904	49,073

Boots & Coots International Control, Inc. † SG SB SC	185,581	298,785	131,178	211,197	54,213	87,283

BP PLC (United Kingdom)	407,193	3,603,970	275,355	2,437,102	155,460	1,375,940

Bronco Energy, Ltd. (Canada) † SG SB SC	10,513	7,874	9,069	6,793	4,886	3,660

Cairn Energy PLC (United Kingdom) †	30,900	1,378,323	4,902	218,658	3,345	149,207

Cameron International Corp. †	32,000	1,210,240	26,100	987,102	12,300	465,186

Canadian Oil Sands Trust (Unit) (Canada)	5,419	156,010	4,461	128,430	2,549	73,384

Canadian Solar, Inc. (China) † SG SB	5,180	89,200	4,700	80,934	2,408	41,466

Chevron Corp.	128,885	9,077,371	105,463	7,427,759	49,117	3,459,310

China Coal Energy Co. (China)	251,000	327,060	211,000	274,939	140,000	182,424

China Shenhua Energy Co., Ltd. (China)	27,000	116,599	23,500	101,484	13,500	58,299

China Sunergy Co., Ltd. ADR (China) † SG SB	9,513	41,191	8,368	36,233	4,508	19,520

CNOOC, Ltd. (China)	723,000	977,668	—	—	—	—

Compagnie Generale de
Geophysique-Veritas SA (France) †	93,345	2,179,593	50,863	1,187,644	19,116	446,356

Complete Production Services, Inc. †	16,741	189,173	12,011	135,724	4,931	55,720

Connacher Oil and Gas, Ltd. (Canada) †	33,520	34,521	28,917	29,781	15,579	16,044

ConocoPhillips	94,979	4,289,252	79,103	3,572,291	35,969	1,624,360

CONSOL Energy, Inc.	1,210	54,583	996	44,930	569	25,668

Contango Oil & Gas Co. †	2,980	152,159	2,140	109,268	872	44,524

Covanta Holding Corp. † SG SB SC	18,698	317,866	15,595	265,115	8,910	151,470

Devon Energy Corp. SG SB SC	6,594	443,974	5,463	367,824	2,509	168,931

Dresser-Rand Group, Inc. † SB	48,140	1,495,710	39,114	1,215,272	18,369	570,725

EDP Renovaveis SA (Spain) †	23,240	255,755	19,275	212,121	11,013	121,198

ENI SpA (Italy)	211,322	5,285,576	115,147	2,880,051	41,607	1,040,672

ENSCO International, Inc. SG	35,123	1,494,132	29,298	1,246,337	13,337	567,356

Evergreen Energy, Inc. †	105,564	65,450	88,356	54,781	50,484	31,300

Evergreen Solar, Inc. † SG SB SC	19,963	38,329	17,300	33,216	9,133	17,535

Exxon Mobil Corp. SB SC	200,510	13,756,991	163,701	11,231,526	74,378	5,103,075

Felix Resources, Ltd. (Australia)	3,487	52,534	2,932	44,172	1,675	25,235

Fersa Energias Renovables SA (Spain)	39,050	131,525	32,925	110,895	20,481	68,982

First Solar, Inc. † SG SB SC	7,187	1,098,605	5,843	893,161	2,837	433,664

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Energy cont.
FuelCell Energy, Inc. † SG SB	43,107	$184,067	37,437	$159,856	21,557	$92,048

Gamesa Corp Tecnologica SA (Spain)	12,001	269,062	10,141	227,361	6,308	141,425

Gazprom (Russia)	269,533	1,606,417	—	—	—	—

GT Solar International, Inc. † SG SB SC	8,826	51,279	7,614	44,237	4,102	23,833

GulfMark Offshore, Inc. †	5,261	172,245	3,714	121,596	1,517	49,667

Gushan Environmental Energy, Ltd. ADR (China)	37,699	68,612	31,003	56,425	17,714	32,239

Halliburton Co. SG	52,083	1,412,491	42,081	1,141,237	19,907	539,878

Headwaters, Inc. †	18,069	69,927	15,008	58,081	8,575	33,185

Hess Corp.	42,033	2,247,084	34,345	1,836,084	16,560	885,298

Hornbeck Offshore Services, Inc. †	18,783	517,659	13,210	364,068	5,589	154,033

Iberdrola Renovables SA (Spain)	60,089	295,661	50,255	247,274	28,715	141,289

Indo Tambangraya Megah PT (Indonesia)	236,000	587,820	—	—	—	—

International Coal Group, Inc. †	55,485	223,605	39,810	160,434	16,344	65,866

ION Geophysical Corp. †	116,715	410,837	82,666	290,984	34,060	119,891

JA Solar Holdings Co., Ltd. ADR (China) † SG SB	15,320	61,740	12,397	49,960	7,084	28,549

KazMunaiGas Exploration Production GDR (Kazakhstan)	26,304	588,684	—	—	—	—

Key Energy Services, Inc. †	35,578	309,529	26,110	227,157	9,912	86,234

Lukoil (Russia)	13,682	741,564	—	—	—	—

Marathon Oil Corp.	99,985	3,189,522	83,340	2,658,546	37,941	1,210,318

Massey Energy Co.	1,458	40,664	1,228	34,249	702	19,579

Murphy Oil Corp. SG	25,600	1,473,792	20,700	1,191,699	10,100	581,457

National-Oilwell Varco, Inc. † SG	40,500	1,746,765	32,800	1,414,664	16,000	690,080

Nexen, Inc. (Canada)	36,644	835,048	29,101	663,157	20,061	457,153

Nippon Mining Holdings, Inc. (Japan)	38,000	185,440	30,500	148,840	20,500	100,040

Noble Corp. SG	41,449	1,573,404	33,845	1,284,756	16,295	618,558

Occidental Petroleum Corp. SG SC	55,381	4,341,870	45,931	3,600,990	21,757	1,705,749

Oil States International, Inc. †	6,855	240,816	4,898	172,067	1,825	64,112

Oilsands Quest, Inc. (Canada) †	28,742	32,478	24,795	28,018	13,358	15,095

OPTI Canada, Inc. (Canada) †	11,597	23,344	10,005	20,139	5,390	10,850

Patterson-UTI Energy, Inc. SG SB SC	43,393	655,234	36,161	546,031	16,432	248,123

Peabody Energy Corp.	1,504	55,979	1,208	44,962	690	25,682

Petroleo Brasileiro SA ADR (Preference) (Brazil)	51,689	2,031,895	5,534	217,542	3,687	144,936

Petroleo Brasileiro SA ADR (Brazil)	32,783	1,504,740	—	—	—	—

Petroleum Development Corp. †	22,916	427,613	16,036	299,232	6,603	123,212

Q-Cells AG (Germany) † SG SB SC	3,603	69,066	3,022	57,929	1,734	33,239

Renewable Energy Corp. AS (Norway) †	9,301	81,796	7,806	68,648	4,460	39,223

Repsol YPF SA (Spain)	39,529	1,076,106	23,165	630,625	10,328	281,161

Rosetta Resources, Inc. †	22,414	329,262	15,760	231,514	6,385	93,796

Rosneft Oil Co. GDR (Russia)	82,652	621,543	—	—	—	—

Rowan Cos., Inc.	41,244	951,499	33,731	778,174	15,864	365,982

Royal Dutch Shell PLC Class A (United Kingdom)	48,262	1,377,635	27,241	777,592	9,324	266,153

Royal Dutch Shell PLC Class B (United Kingdom)	153,267	4,258,475	89,870	2,497,009	39,033	1,084,519

Sasol, Ltd. ADR (South Africa)	4,026	153,471	3,428	130,675	1,959	74,677

Schlumberger, Ltd.	25,000	1,490,000	20,400	1,215,840	9,600	572,160

Solar Millennium AG (Germany) †	2,162	74,718	1,862	64,350	1,064	36,772

Solarfun Power Holdings Co., Ltd. ADR (China) † SG SB SC	9,670	55,506	9,026	51,809	4,863	27,914

StatoilHydro ASA (Norway)	207,320	4,671,362	115,072	2,592,818	43,607	982,559

Suncor Energy, Inc. (Canada)	5,687	196,543	4,774	164,989	2,728	94,280

Sunoco, Inc. SG SB SC	37,908	1,078,483	30,560	869,432	14,967	425,811

Swift Energy Co. †	10,369	245,538	7,367	174,451	2,811	66,564

T-3 Energy Services, Inc. †	12,736	250,899	9,193	181,102	3,750	73,875

Theolia SA (France) †	13,828	98,616	11,999	85,572	6,377	45,478

Tidewater, Inc. SG SB SC	35,179	1,656,579	29,079	1,369,330	13,594	640,141

Total SA (France)	11,224	667,401	9,044	537,774	6,290	374,016

Trina Solar, Ltd. ADR (China) † SG SB	3,131	100,724	2,654	85,379	1,517	48,802

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Energy cont.
Unit Corp. † SB	6,264	$258,390	4,473	$184,511	1,870	$77,138

UTS Energy Corp. (Canada) †	40,889	66,228	35,274	57,133	19,004	30,781

Vaalco Energy, Inc. †	36,192	166,483	24,780	113,988	10,073	46,336

Walter Industries, Inc. SG	7,504	450,690	5,434	326,366	2,380	142,943

Williams Cos., Inc. (The) SG	72,700	1,299,149	59,100	1,056,117	28,700	512,869

Yanzhou Coal Mining Co., Ltd. (China)	46,000	66,193	38,000	54,681	22,000	31,657

		106,541,924		72,467,791		34,035,643

Financials		10.5%		7.8%		5.4%
3i Group PLC (United Kingdom)	252,465	1,166,147	139,074	642,389	47,337	218,652

ABSA Group, Ltd. (South Africa)	34,776	556,512	—	—	—	—

ACE, Ltd. SG	10,396	555,770	8,339	445,803	5,921	316,537

Aflac, Inc.	51,091	2,183,629	42,522	1,817,390	21,665	925,962

Agree Realty Corp. R	11,058	253,560	8,119	186,169	3,099	71,060

Aldar Properties PJSC (United Arab Emirates)	987,743	1,616,297	—	—	—	—

Allianz SE (Germany)	1,271	158,895	652	81,510	235	29,379

Allied World Assurance Company
Holdings, Ltd. (Bermuda)	7,164	343,371	5,262	252,208	2,008	96,243

American Campus Communities, Inc. R SG SB	29,670	796,640	24,277	651,837	11,476	308,131

American Capital Agency Corp. R SG	8,527	242,593	5,826	165,750	2,493	70,926

American Equity Investment Life Holding Co. SG	49,910	350,368	35,534	249,449	14,120	99,122

American Express Co.	18,100	613,590	14,700	498,330	7,100	240,690

American Financial Group, Inc.	86,580	2,207,790	72,049	1,837,250	32,793	836,222

American Safety Insurance Holdings, Ltd. (Bermuda) †	12,493	197,389	8,917	140,889	3,716	58,713

Amerisafe, Inc. † SG	24,550	423,488	17,830	307,568	7,488	129,168

Anworth Mortgage Asset Corp. R	29,449	232,058	20,191	159,105	8,656	68,209

AON Corp.	38,900	1,582,841	31,600	1,285,804	15,200	618,488

Arch Capital Group, Ltd. †	20,485	1,383,557	17,076	1,153,313	7,775	525,124

Argo Group International Holdings, Ltd. (Bermuda) †	4,099	138,054	2,885	97,167	1,202	40,483

Ashford Hospitality Trust, Inc. R SC	69,985	242,148	48,062	166,295	20,418	70,646

Aspen Insurance Holdings, Ltd. (Bermuda)	11,355	300,567	7,905	209,245	3,208	84,916

Assicurazioni Generali SpA (Italy)	179,973	4,936,338	98,066	2,689,775	35,435	971,919

Assured Guaranty, Ltd. (Bermuda)	16,613	322,624	12,019	233,409	4,652	90,342

AXA SA (France)	46,404	1,257,149	37,284	1,010,076	25,903	701,749

Banca Monte dei Paschi di Siena SpA (Italy)	1,232,874	2,639,525	671,780	1,438,249	256,241	548,600

Banco Bilbao Vizcaya Argentaria SA (Spain)	60,592	1,076,306	48,957	869,632	33,680	598,264

Banco do Brasil SA (Brazil)	79,800	1,406,249	14,700	259,046	10,200	179,746

Banco Latinoamericano de Exportaciones
SA Class E (Panama)	40,928	581,996	29,654	421,680	11,911	169,374

Banco Popolare SC (Italy) †	230,550	2,213,082	125,625	1,205,892	47,917	459,962

Banco Santander Central Hispano SA (Spain)	57,529	926,700	46,358	746,753	32,240	519,335

Bank Mandiri Persero Tbk PT (Indonesia)	1,274,000	619,527	—	—	—	—

Bank of America Corp. SG	300,005	5,076,085	246,034	4,162,895	115,361	1,951,908

Bank of Baroda (India)	67,571	676,482	—	—	—	—

Bank of China Ltd. (China)	2,506,000	1,310,977	332,000	173,681	222,000	116,136

Bank of Hawaii Corp.	5,800	240,932	4,800	199,392	2,200	91,388

Bank of New York Mellon Corp. (The)	31,200	904,488	25,900	750,841	11,800	342,082

Bank of the Ozarks, Inc.	12,482	331,147	9,021	239,327	3,781	100,310

Bank Rakyat Indonesia (Indonesia)	1,409,000	1,086,951	—	—	—	—

Bankinter SA (Spain)	125,943	1,590,717	70,561	891,217	25,339	320,043

Barclays PLC (United Kingdom)	955,238	5,656,776	562,109	3,328,725	247,482	1,465,551

BB&T Corp.	14,100	384,084	11,800	321,432	5,400	147,096

Beijing Capital Land, Ltd. (China)	1,428,000	520,682	—	—	—	—

BlackRock, Inc. SG SB SC	8,900	1,929,698	7,300	1,582,786	3,400	737,188

BM&F Bovespa SA (Brazil)	87,310	643,420	—	—	—	—

BNP Paribas (Rights) (France) †	57,267	124,115	32,544	70,533	13,838	29,991

BNP Paribas SA (France)	55,363	4,426,617	31,556	2,523,099	12,836	1,026,318

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
Brookfield Properties Corp. (Canada)	26,176	$297,516	20,385	$231,695	14,449	$164,227

Calamos Asset Management, Inc. Class A	28,456	371,635	20,057	261,944	8,419	109,952

CBL & Associates Properties R	28,446	275,926	19,441	188,578	8,410	81,577

CFS Retail Property Trust (Australia) R	761,433	1,346,194	425,671	752,576	152,860	270,253

Charles Schwab Corp. (The) SG SB SC	48,300	924,945	40,200	769,830	18,300	350,445

Cheung Kong Holdings, Ltd. (Hong Kong)	53,000	667,375	42,000	528,863	29,000	365,167

China Construction Bank Corp. (China)	2,764,000	2,195,957	—	—	—	—

China Construction Bank Corp. 144A (China) †	78,000	61,970	—	—	—	—

China Life Insurance Co. (Taiwan) †	750,000	532,137	—	—	—	—

Chubb Corp. (The)	52,975	2,670,470	44,194	2,227,820	20,696	1,043,285

Cia Brasileira de Meios de Pagamento (Brazil)	62,200	617,016	—	—	—	—

Citigroup, Inc.	365,830	1,770,617	310,032	1,500,555	132,049	639,117

CNA Surety Corp. †	13,410	217,242	9,571	155,050	3,988	64,606

Commonwealth Bank of Australia (Australia)	5,280	240,188	4,043	183,916	2,908	132,285

Conseco, Inc. †	98,739	519,367	69,760	366,938	28,349	149,116

Credit Saison Co., Ltd. (Japan)	8,900	104,232	7,200	84,323	4,800	56,215

Credit Suisse Group (Switzerland)	60,986	3,386,148	35,368	1,963,750	14,971	831,240

Danske Bank A/S (Denmark) †	80,342	2,106,525	43,778	1,147,836	16,108	422,343

DBS Group Holdings, Ltd. (Singapore)	413,000	3,867,602	233,500	2,186,647	92,500	866,231

Deutsche Bank AG (Germany)	3,538	271,720	2,839	218,037	1,999	153,524

Dexia (Belgium) † SG SB	256,630	2,367,597	139,835	1,290,079	53,210	490,901

Diamond Lease Co., Ltd. (Japan)	3,220	96,626	1,820	54,615	580	17,405

Digital Realty Trust, Inc. R SG SB SC	11,800	539,378	9,800	447,958	4,500	205,695

DnB NOR ASA (Norway) †	19,700	228,605	15,800	183,348	11,300	131,129

Dollar Financial Corp. †	10,875	174,218	7,840	125,597	3,207	51,376

E*Trade Financial Corp. †	319,677	559,435	225,327	394,322	94,630	165,603

Entertainment Properties Trust R SG SB SC	9,493	324,091	6,870	234,542	2,659	90,778

Evercore Partners, Inc. Class A	16,306	476,461	11,571	338,105	4,821	140,870

Fairfax Financial Holdings, Ltd. (Canada)	1,008	375,350	809	301,249	568	211,507

Federated Investors, Inc.	13,047	344,049	8,881	234,192	3,905	102,975

First Bancorp	11,726	211,654	8,192	147,866	3,284	59,276

First Financial Holdings, Inc. SG	12,394	197,932	8,844	141,239	3,682	58,802

First Mercury Financial Corp.	10,219	136,117	7,022	93,533	3,394	45,208

Flushing Financial Corp.	25,211	287,405	17,402	198,383	7,353	83,824

Fondiaria SAI SpA (Italy)	44,825	943,272	23,884	502,601	8,101	170,473

Fubon Financial Holding Co., Ltd. (Taiwan) †	575,000	648,898	—	—	—	—

GAM Holding, Ltd. Class B (Ireland)	4,070	203,382	3,273	163,555	2,201	109,986

GFI Group, Inc.	31,823	230,080	22,854	165,234	9,295	67,203

Glimcher Realty Trust R	43,513	159,693	31,409	115,271	12,802	46,983

Goldman Sachs Group, Inc. (The) SG SB	38,904	7,171,952	32,249	5,945,103	15,300	2,820,555

Hallmark Financial Services, Inc. †	25,988	209,203	17,888	143,998	7,130	57,397

Hammerson PLC (United Kingdom) R	20,863	131,662	16,371	103,314	11,448	72,246

Hana Financial Group, Inc. (South Korea)	51,600	1,770,921	8,500	291,722	5,800	199,057

Hang Lung Group, Ltd. (Hong Kong)	60,000	298,568	32,000	159,236	11,000	54,737

HRPT Properties Trust R	43,935	330,391	30,123	226,525	12,914	97,113

HSBC Holdings PLC
(London Exchange) (United Kingdom)	169,093	1,937,735	135,246	1,549,862	93,470	1,071,127

Hudson City Bancorp, Inc.	77,500	1,019,125	63,300	832,395	30,200	397,130

Industrial & Commercial Bank of China (China)	2,981,000	2,234,136	—	—	—	—

ING Groep NV (Netherlands) †	81,720	1,459,983	45,311	809,512	15,323	273,756

Interactive Brokers Group, Inc. Class A †	6,105	121,306	4,415	87,726	1,811	35,985

Intercontinental Exchange, Inc. †	8,500	826,115	6,900	670,611	3,300	320,727

International Bancshares Corp. SG SB	18,080	294,885	13,095	213,579	5,040	82,202

Invesco, Ltd.	26,100	594,036	21,200	482,512	10,200	232,152

Investment Technology Group, Inc. † SC	60,225	1,681,482	47,057	1,313,831	20,683	577,469

Irish Life & Permanent PLC (Ireland)	25,359	208,703	20,372	167,660	14,495	119,293

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
Itau Unibanco Banco Multiplo SA ADR
(Preference) (Brazil) SG	44,504	$896,756	—	$—	—	$—

Japan Retail Fund Investment Corp. (Japan) R	53	288,071	42	228,283	29	157,624

JHSF Participacoes SA (Brazil)	390,017	862,694	—	—	—	—

Jones Lang LaSalle, Inc.	13,400	634,758	10,900	516,333	5,300	251,061

JPMorgan Chase & Co.	202,974	8,894,321	167,098	7,322,234	76,782	3,364,587

Kasikornbank PCL NVDR (Thailand)	347,800	859,179	—	—	—	—

KBC Groupe SA (Belgium) †	20,193	1,015,012	15,975	802,992	10,941	549,955

Knight Capital Group, Inc. Class A †	22,723	494,225	16,452	357,831	6,929	150,706

Korea Exchange Bank (South Korea)	23,160	270,910	18,600	217,571	13,210	154,522

Korea Investment Holdings Co., Ltd. (South Korea)	32,410	958,733	—	—	—	—

Leopalace21 Corp. (Japan)	23,600	188,528	18,900	150,982	12,800	102,252

Lexington Corporate Properties Trust R	32,944	168,014	23,914	121,961	9,115	46,487

Liberty Property Trust R	22,700	738,431	18,800	611,564	8,800	286,264

Lloyds Banking Group PLC (United Kingdom)	146,506	243,159	117,564	195,123	83,330	138,304

Loews Corp.	18,094	619,720	14,995	513,579	6,804	233,037

LTC Properties, Inc. R	15,645	376,106	10,756	258,574	4,581	110,127

Mack-Cali Realty Corp. R	38,300	1,238,239	31,400	1,015,162	14,700	475,251

Macquarie Bank, Ltd. (Australia)	9,510	490,038	4,613	237,702	1,719	88,578

Macquarie Office Trust (Australia)	1,292,372	340,720	706,263	186,199	241,764	63,739

Maiden Holdings, Ltd. (Bermuda)	36,532	265,588	25,019	181,888	10,744	78,109

Mediobanca SpA (Italy)	17,652	241,435	14,164	193,728	10,040	137,322

MetLife, Inc.	27,300	1,039,311	22,400	852,768	10,600	403,542

Moody’s Corp.	33,400	683,364	27,700	566,742	12,900	263,934

Morgan Stanley	69,746	2,153,756	56,492	1,744,473	26,822	828,263

National Australia Bank, Ltd. (Australia)	20,132	544,406	16,509	446,433	11,282	305,086

National Bank of Canada (Canada)	9,629	536,757	7,756	432,349	5,422	302,243

National Bank of Greece SA (Greece) †	15,488	555,675	12,481	447,791	8,680	311,419

National Health Investors, Inc. R	16,592	525,137	11,288	357,265	4,925	155,876

Nationale A Portefeuille (Belgium)	1,565	85,209	953	51,887	343	18,675

Nationwide Health Properties, Inc. R	18,252	565,629	15,126	468,755	6,859	212,560

Nelnet, Inc. Class A †	19,687	244,906	13,455	167,380	5,838	72,625

New World China Land, Ltd. (China)	1,621,200	763,008	—	—	—	—

NGP Capital Resources Co.	21,898	158,979	15,023	109,067	6,408	46,522

Nomura Securities Co., Ltd. (Japan)	31,100	190,305	26,300	160,933	17,700	108,309

Northern Trust Corp.	9,294	540,539	7,721	449,053	3,453	200,826

NorthStar Realty Finance Corp. R	39,088	137,199	26,921	94,493	10,697	37,546

Old Mutual PLC (South Africa)	1,141,884	1,827,585	620,074	992,428	214,100	342,667

optionsXpress Holdings, Inc.	9,416	162,708	6,838	118,161	2,757	47,641

Oriental Financial Group (Puerto Rico)	24,411	310,020	16,780	213,106	7,148	90,780

ORIX Corp. (Japan)	9,810	597,422	7,790	474,406	5,350	325,811

ORIX Corp. 144A (Japan) †	760	46,283	600	36,540	410	24,969

OTP Bank Rt (Hungary) † SG	37,192	1,062,863	—	—	—	—

PDG Realty SA Empreendimentos e
Participacoes (Brazil)	80,000	663,582	—	—	—	—

Penson Worldwide, Inc. † SG SB SC	27,101	263,964	19,619	191,089	8,030	78,212

Pico Holdings, Inc. †	8,622	287,544	7,223	240,887	4,127	137,635

Piper Jaffray Cos. †	7,283	347,545	5,124	244,517	2,166	103,362

Platinum Underwriters Holdings, Ltd. (Bermuda)	6,437	230,702	4,413	158,162	1,884	67,523

Principal Financial Group	39,300	1,076,427	32,200	881,958	15,100	413,589

Prudential Financial, Inc.	12,700	633,857	10,400	519,064	4,900	244,559

PS Business Parks, Inc. R	7,658	393,009	5,481	281,285	2,232	114,546

Public Storage, Inc. R	14,000	1,053,360	11,500	865,260	5,400	406,296

QBE Insurance Group, Ltd. (Australia)	21,838	462,138	15,306	323,907	8,960	189,634

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
Ramco-Gershenson Properties R	15,153	$135,165	11,025	$98,343	4,208	$37,535

Renhe Commercial Holdings Co., Ltd. (China)	3,332,000	668,552	904,000	181,384	600,000	120,387

Royal Bank of Canada (Canada)	9,401	506,533	7,629	411,056	5,235	282,066

RSA Insurance Group PLC (United Kingdom)	152,822	327,264	123,146	263,713	84,948	181,914

Saul Centers, Inc. R	5,631	180,755	3,887	124,773	1,642	52,708

Sberbank RF (Russia)	250,405	498,306	—	—	—	—

SCOR (France)	8,579	234,678	4,633	126,736	1,663	45,491

SeaBright Insurance Holdings, Inc. †	52,748	602,382	38,283	437,192	15,923	181,841

Shinhan Financial Group Co., Ltd. (South Korea) †	52,530	2,102,722	9,290	371,869	6,460	258,587

Sierra Bancorp SG SB SC	4,762	57,192	3,265	39,213	1,399	16,802

SL Green Realty Corp. R SG SB SC	15,409	675,685	10,898	477,877	4,485	196,667

Smithtown Bancorp, Inc.	12,023	138,745	8,412	97,074	3,388	39,098

Societe Generale (France)	13,271	1,068,873	10,640	856,967	7,338	591,017

State Bank of India, Ltd. (India)	6,895	313,107	5,680	257,933	3,821	173,515

State Street Corp.	42,047	2,211,672	34,938	1,837,739	16,156	849,806

Suffolk Bancorp SG SB SC	11,497	340,426	8,355	247,392	3,507	103,842

Sumitomo Mitsui Financial Group, Inc. (Japan)	4,000	138,694	3,500	121,357	2,300	79,749

SWS Group, Inc.	45,487	655,013	32,201	463,694	13,488	194,227

TD Ameritrade Holding Corp. †	54,800	1,075,176	44,900	880,938	21,100	413,982

Toronto-Dominion Bank (Canada)	12,257	794,680	9,881	640,632	6,864	445,026

TradeStation Group, Inc. †	29,433	239,879	21,020	171,313	8,787	71,614

Travelers Cos., Inc. (The) SC	33,318	1,640,245	27,721	1,364,705	12,536	617,147

Turkiye Garanti Bankasi AS (Turkey)	192,025	725,356	—	—	—	—

U.S. Bancorp SG SB SC	138,422	3,025,905	115,285	2,520,130	52,643	1,150,776

UniCredito Italiano SpA (Italy)	1,493,711	5,840,332	813,907	3,182,334	294,096	1,149,900

Universal Health Realty Income Trust R	3,661	119,166	2,511	81,733	1,076	35,024

Universal Insurance Holdings, Inc.	32,760	164,783	22,381	112,576	9,723	48,907

Uranium Participation Corp. (Canada) †	7,224	43,895	5,822	35,376	3,327	20,216

Urstadt Biddle Properties, Inc. Class A R	11,662	170,149	8,017	116,968	3,415	49,825

Validus Holdings, Ltd. (Bermuda)	7,449	192,184	5,087	131,245	2,211	57,044

Wells Fargo & Co. SG SB SC	205,885	5,801,839	171,479	4,832,278	77,883	2,194,743

Westfield Group (Australia)	46,568	567,288	31,709	386,277	18,096	220,444

Westpac Banking Corp. (Australia)	124,451	2,868,549	67,812	1,563,041	24,504	564,808

Wharf (Holdings), Ltd. (Hong Kong)	53,000	279,624	42,000	221,589	30,000	158,278

Wilshire Bancorp, Inc. SG	20,835	152,929	14,351	105,336	5,696	41,809

World Acceptance Corp. † SG SB SC	15,042	379,209	11,047	278,495	4,656	117,378

Zurich Financial Services AG (Switzerland)	5,999	1,427,920	4,821	1,147,525	3,338	794,532

		182,259,857		113,552,212		53,535,776

Health care		6.2%		5.7%		4.0%
Abbott Laboratories	68,200	3,373,854	55,700	2,755,479	26,700	1,320,849

Actelion NV (Switzerland) †	20,332	1,263,388	11,391	707,813	4,090	254,144

Aetna, Inc.	43,527	1,211,356	36,273	1,009,478	16,479	458,611

Alapis Holding Industrial and Commercial SA (Greece)	835,045	733,704	657,968	578,117	448,918	394,437

Alliance Imaging, Inc. †	50,420	285,377	35,790	202,571	14,727	83,355

Allscripts-Misys Healthcare Solutions, Inc. † SB SC	19,364	392,508	16,448	333,401	9,841	199,477

Amedisys, Inc. † SG SB SC	11,525	502,836	8,064	351,832	3,316	144,677

American Dental Partners, Inc. †	11,051	154,714	7,976	111,664	3,254	45,556

American Medical Systems Holdings, Inc. † SG SB SC	15,072	255,018	10,880	184,090	4,428	74,922

AmerisourceBergen Corp.	48,700	1,089,906	39,500	884,010	19,200	429,696

Amgen, Inc. † SB	80,705	4,860,862	68,387	4,118,949	30,535	1,839,123

AmSurg Corp. †	7,660	162,622	5,396	114,557	2,218	47,088

Assisted Living Concepts, Inc. Class A †	10,185	211,033	8,533	176,804	4,894	101,404

Astellas Pharma, Inc. (Japan)	23,900	983,684	19,200	790,240	13,300	547,406

AstraZeneca PLC (United Kingdom)	114,993	5,160,658	62,659	2,812,012	22,641	1,016,083

athenahealth, Inc. † SG SB	20,300	778,911	17,300	663,801	7,800	299,286

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Health care cont.
Auxilium Pharmaceuticals, Inc. †	4,672	$159,829	3,356	$114,809	1,372	$46,936

Baxter International, Inc.	28,458	1,622,391	23,775	1,355,413	10,802	615,822

Biogen Idec, Inc. †	18,100	914,412	14,800	747,696	6,900	348,588

Biotest AG (Preference) (Germany)	4,926	297,562	3,881	234,438	2,584	156,090

Biovail Corp. (Canada)	10,321	159,253	7,433	114,691	3,017	46,552

Bristol-Myers Squibb Co. SG SB SC	162,296	3,654,906	135,108	3,042,632	61,274	1,379,890

Brookdale Senior Living, Inc.	31,935	578,982	26,753	485,032	15,345	278,205

Cantel Medical Corp. †	4,778	71,957	3,367	50,707	1,368	20,602

Centene Corp. †	13,681	259,118	9,755	184,760	3,832	72,578

Cephalon, Inc. † SB SC	20,421	1,189,319	17,023	991,420	7,753	451,535

Cerner Corp. † SG SB SC	5,654	422,919	4,767	356,572	2,692	201,362

Community Health Systems, Inc. †	32,100	1,024,953	25,900	826,987	12,700	405,511

Computer Programs & Systems, Inc.	5,434	225,022	4,616	191,149	2,737	113,339

Covidien PLC (Ireland)	15,379	665,296	12,168	526,388	8,320	359,923

Cubist Pharmaceuticals, Inc. †	15,459	312,272	10,979	221,776	4,278	86,416

Eclipsys Corp. †	18,266	352,534	15,515	299,440	9,228	178,100

Eli Lilly & Co. SG SB SC	125,886	4,158,015	102,675	3,391,355	49,299	1,628,346

Emergent Biosolutions, Inc. † SG SB	12,019	212,256	8,724	154,066	3,532	62,375

Emeritus Corp. †	20,068	440,493	16,811	369,001	9,643	211,664

Endo Pharmaceuticals Holdings, Inc. †	20,703	468,509	14,408	326,053	6,014	136,097

Ensign Group, Inc. (The)	2,780	39,003	2,328	32,662	1,335	18,730

Enzon Pharmaceuticals, Inc. † SG SB	21,363	176,245	15,410	127,133	6,293	51,917

Express Scripts, Inc. † SB SC	25,977	2,015,296	20,944	1,624,836	10,049	779,601

Facet Biotech Corp. †	10,107	174,750	7,261	125,543	2,969	51,334

Forest Laboratories, Inc. †	58,689	1,727,804	48,832	1,437,614	22,224	654,275

Fujirebio, Inc. (Japan)	11,100	362,036	8,900	290,281	6,200	202,218

Gentiva Health Services, Inc. †	10,846	271,258	7,871	196,854	3,152	78,832

Genzyme Corp. †	41,622	2,361,216	34,178	1,938,918	18,089	1,026,189

Gilead Sciences, Inc. †	56,300	2,622,454	46,000	2,142,680	22,100	1,029,418

GlaxoSmithKline PLC (United Kingdom)	157,487	3,099,052	85,813	1,688,641	31,008	610,180

Harvard Bioscience, Inc. †	34,894	132,248	25,225	95,603	10,356	39,249

Health Management Associates, Inc. Class A †	171,986	1,288,175	133,481	999,773	62,413	467,473

HealthSpring, Inc. †	31,290	383,303	21,990	269,378	9,178	112,431

Hospira, Inc. † SG SB	25,200	1,123,920	20,400	909,840	10,000	446,000

Humana, Inc. † SG	29,300	1,092,890	24,400	910,120	11,100	414,030

Invacare Corp. SG SB SC	13,571	302,362	9,817	218,723	4,044	90,100

Inverness Medical Innovations, Inc. †	6,124	237,183	4,420	171,187	1,804	69,869

Johnson & Johnson SB	125,733	7,655,882	104,780	6,380,054	47,609	2,898,912

Kindred Healthcare, Inc. †	21,679	351,850	18,161	294,753	10,417	169,068

Kinetic Concepts, Inc. † SG SB SC	40,849	1,510,596	31,901	1,179,699	14,800	547,304

LHC Group, Inc. †	9,442	282,599	6,702	200,591	2,697	80,721

Lincare Holdings, Inc. † SG SB SC	43,637	1,363,656	33,143	1,035,719	15,213	475,406

Magellan Health Services, Inc. †	6,653	206,642	4,547	141,230	1,966	61,064

Martek Biosciences Corp. †	10,252	231,593	8,671	195,878	4,954	111,911

Maxygen, Inc. †	58,585	391,934	41,311	276,371	17,290	115,670

McKesson Corp.	29,338	1,747,078	24,248	1,443,968	12,179	725,259

Medco Health Solutions, Inc. †	37,700	2,085,187	30,600	1,692,486	14,800	818,588

Medicis Pharmaceutical Corp. Class A	26,886	574,016	19,256	411,116	7,952	169,775

Medivation, Inc. † SG	9,206	249,851	6,647	180,400	2,707	73,468

Medtronic, Inc.	13,473	495,806	10,673	392,766	5,369	197,579

Millipore Corp. †	2,781	195,588	2,330	163,869	1,332	93,680

Mylan, Inc. † SG SB SC	128,124	2,051,265	106,679	1,707,931	48,444	775,588

Myriad Genetics, Inc. †	5,235	143,439	3,775	103,435	1,542	42,251

Natus Medical, Inc. †	13,332	205,713	9,565	147,588	3,927	60,594

Novartis AG (Switzerland)	61,746	3,091,474	37,321	1,868,573	17,863	894,357

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Health care cont.
Obagi Medical Products, Inc. †	26,925	$312,330	18,478	$214,345	7,391	$85,736

Omega Healthcare Investors, Inc. R SB	11,761	188,411	8,121	130,098	3,431	54,965

Omnicare, Inc. SG SB	33,400	752,168	27,600	621,552	12,800	288,256

Ono Pharmaceutical Co., Ltd. (Japan)	3,400	176,572	2,700	140,219	1,900	98,673

Onyx Pharmaceuticals, Inc. † SG SB SC	4,788	143,496	3,523	105,584	1,353	40,549

OSI Pharmaceuticals, Inc. †	7,632	269,410	5,592	197,398	2,032	71,730

Osiris Therapeutics, Inc. † SG SB SC	4,398	29,291	3,138	20,899	1,242	8,272

Pall Corp.	5,532	178,573	4,634	149,586	2,648	85,477

Par Pharmaceutical Cos., Inc. †	35,625	766,294	25,211	542,289	10,437	224,500

Perrigo Co.	6,611	224,708	4,725	160,603	1,838	62,474

Pfizer, Inc. SG SB SC	415,690	6,879,670	340,600	5,636,930	159,669	2,642,522

Quality Systems, Inc. SG SB SC	17,126	1,054,448	14,354	883,776	7,193	442,873

Questcor Pharmaceuticals, Inc. †	37,941	209,434	27,821	153,572	10,674	58,920

Roche Holding AG (Switzerland)	16,026	2,592,077	12,704	2,054,770	8,715	1,409,581

Sanofi-Aventis (France)	46,809	3,437,637	25,506	1,873,152	9,217	676,893

Santarus, Inc. † SB SC	93,045	306,118	67,096	220,746	25,215	82,957

Schering-Plough Corp.	74,313	2,099,342	61,876	1,747,997	28,130	794,673

Sinopharm Group Co. 144A (China) †	8,800	22,301	6,800	17,233	4,800	12,164

Skilled Healthcare Group, Inc. Class A †	5,244	42,109	4,393	35,276	2,520	20,236

Steris Corp.	18,420	560,889	13,229	402,823	5,475	166,714

Sun Healthcare Group, Inc. †	29,379	253,835	24,612	212,648	14,117	121,971

Sunrise Senior Living, Inc. †	69,742	211,318	58,425	177,028	33,512	101,541

Suzuken Co., Ltd. (Japan)	8,300	286,523	6,900	238,194	4,600	158,796

Taisho Pharmaceutical Co., Ltd. (Japan)	52,000	1,052,628	28,000	566,800	10,000	202,428

Takeda Pharmaceutical Co., Ltd. (Japan)	26,800	1,118,194	14,600	609,165	5,000	208,618

Talecris Biotherapeutics Holdings Corp. † ###	4,713	89,547	3,394	64,486	1,378	26,182

Techne Corp.	3,776	236,189	2,697	168,697	1,052	65,803

Terumo Corp. (Japan)	10,600	581,471	8,600	471,759	5,800	318,163

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	9,090	459,590	7,182	363,122	4,881	246,783

UCB SA (Belgium)	14,949	631,346	11,668	492,778	8,040	339,556

United Therapeutics Corp. † SG SB SC	4,752	232,800	3,438	168,428	1,408	68,978

UnitedHealth Group, Inc.	97,951	2,452,693	81,176	2,032,647	39,358	985,524

Valeant Pharmaceuticals International †	8,774	246,198	6,056	169,931	2,548	71,497

WellCare Health Plans, Inc. †	8,274	203,954	5,937	146,347	2,440	60,146

WellPoint, Inc. †	19,051	902,255	15,775	747,104	7,313	346,344

Young Innovations, Inc.	10,856	285,621	7,836	206,165	3,189	83,903

		108,343,233		82,919,563		39,243,484

Technology		8.2%		7.3%		5.2%
3Com Corp. †	132,819	694,643	93,469	488,843	38,022	198,855

3PAR, Inc. † SG SB SC	25,527	281,563	21,384	235,866	12,218	134,765

A123 Systems, Inc. †	5,933	126,492	4,960	105,747	2,973	63,384

Accenture PLC Class A	50,914	1,897,565	42,510	1,584,348	19,527	727,771

Acme Packet, Inc. †	24,758	247,828	17,761	177,788	7,304	73,113

Actuate Corp. †	33,876	195,803	24,589	142,124	9,896	57,199

Acxiom Corp. †	22,718	214,912	15,611	147,680	6,751	63,864

ADC Telecommunications, Inc. † SG SB SC	75,624	630,704	52,884	441,053	21,944	183,013

Adobe Systems, Inc. †	15,974	527,781	13,382	442,141	7,646	252,624

Advanced Battery Technologies, Inc. † SG SB SC	63,313	274,778	47,971	208,194	22,840	99,126

Advanced Semiconductor Engineering Inc. (Taiwan)	1,077,000	887,772	—	—	—	—

Akamai Technologies, Inc. † SG SB SC	31,180	613,622	26,121	514,061	14,925	293,724

Amkor Technologies, Inc. † SG SB SC	37,174	255,757	27,001	185,767	10,855	74,682

ANSYS, Inc. † SG SB	5,082	190,423	3,687	138,152	1,497	56,093

Apple, Inc. † SG SB	52,453	9,723,213	42,783	7,930,685	19,617	3,636,403

ArcSight, Inc. †	5,902	142,061	4,928	118,617	2,866	68,985

ARRIS Group, Inc. † SG SB SC	59,347	772,104	42,491	552,808	17,611	229,119

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
ASML Holding NV (Netherlands)	7,398	$217,756	6,227	$183,288	4,169	$122,712

Atmel Corp. †	56,566	237,012	38,635	161,881	15,622	65,456

Autonomy Corp. PLC (United Kingdom) †	13,222	344,726	10,613	276,704	7,390	192,673

Avnet, Inc. †	36,628	951,229	30,555	793,513	13,863	360,022

Badger Meter, Inc.	5,019	194,185	4,205	162,691	2,403	92,972

Black Box Corp.	10,057	252,330	7,087	177,813	3,081	77,302

Blackboard, Inc. † SG	5,067	191,431	3,676	138,879	1,495	56,481

BMC Software, Inc. †	29,889	1,121,734	24,286	911,454	11,566	434,072

Brocade Communications Systems, Inc. †	36,056	283,400	25,872	203,354	10,631	83,560

BYD Co., Ltd. (China) †	45,000	367,083	38,000	309,981	22,500	183,542

CACI International, Inc. Class A †	2,812	132,923	2,347	110,943	1,365	64,524

Check Point Software Technologies (Israel) †	8,275	234,596	6,909	195,870	4,018	113,910

Checkpoint Systems, Inc. †	15,754	258,996	11,409	187,564	4,669	76,758

China BAK Battery, Inc. (China) †	33,200	164,340	29,000	143,550	15,400	76,230

Cisco Systems, Inc. †	309,833	7,293,469	257,892	6,070,778	122,028	2,872,539

Citrix Systems, Inc. † SG SC	22,861	896,837	19,151	751,294	10,942	429,255

Compuware Corp. †	66,469	487,218	53,087	389,128	25,708	188,440

Concur Technologies, Inc. †	15,341	609,958	12,852	510,996	7,343	291,958

Coretronic Corporation (Taiwan)	534,000	661,236	—	—	—	—

CSG Systems International, Inc. †	33,595	537,856	23,271	372,569	9,806	156,994

Dell, Inc. † SG SC	42,163	643,407	35,133	536,130	16,002	244,191

EMC Corp. † SB SC	250,306	4,265,214	204,143	3,478,597	98,009	1,670,073

Emulex Corp. †	39,570	407,175	28,565	293,934	11,624	119,611

Energy Conversion Devices, Inc. †	3,273	37,901	2,995	34,682	1,614	18,690

EnerSys †	9,013	199,368	7,445	164,683	4,254	94,098

Epistar Corp. 144A GDR (Taiwan) F †	2,269	40,962	1,824	32,928	1,295	23,378

F5 Networks, Inc. †	48,431	1,919,321	36,982	1,465,597	17,984	712,706

Fair Isaac Corp. SG	13,077	281,025	8,987	193,131	3,814	81,963

FEI Co. †	68,000	1,676,200	54,200	1,336,030	32,300	796,195

Formfactor, Inc. †	5,827	139,382	4,180	99,986	1,716	41,047

Fujitsu, Ltd. (Japan)	766,000	4,969,201	460,000	2,984,116	209,000	1,355,826

Garmin, Ltd. SB	4,900	184,926	3,900	147,186	2,800	105,672

Google, Inc. Class A †	12,632	6,263,577	10,193	5,054,199	4,870	2,414,790

Greatbatch, Inc. †	6,236	140,123	5,295	118,979	3,026	67,994

GS Yuasa Corp. (Japan) SG SB SC	29,000	263,856	24,000	218,364	14,000	127,379

Harris Corp. SG SB SC	4,883	183,601	4,077	153,295	2,371	89,150

Hewlett-Packard Co.	91,444	4,317,071	75,528	3,565,677	34,831	1,644,372

Hon Hai Precision Industry Co., Ltd. (Taiwan)	505,950	2,025,835	24,000	96,097	16,000	64,064

Hynix Semiconductor, Inc. (South Korea) †	5,070	85,218	4,070	68,410	2,860	48,072

i2 Technologies, Inc. † SG SB	23,595	378,464	16,796	269,408	6,601	105,880

IBM Corp. SG SB SC	86,120	10,300,813	70,215	8,398,416	32,595	3,898,688

Indra Sistemas SA Class A (Spain)	28,429	709,400	15,352	383,084	5,513	137,568

Integrated Device Technology, Inc. †	80,900	546,884	66,000	446,160	31,700	214,292

Intel Corp. SG SB	297,853	5,828,983	247,541	4,844,377	114,539	2,241,528

Interactive Intelligence, Inc. †	12,115	231,518	8,747	167,155	3,565	68,127

Jabil Circuit, Inc.	71,000	952,110	57,700	773,757	27,800	372,798

Juniper Networks, Inc. † SG SB SC	26,790	723,866	22,442	606,383	12,823	346,477

LDK Solar Co., Ltd. ADR (China) † SG SB SC	6,355	54,780	5,530	47,669	2,980	25,688

Lexmark International, Inc. Class A † SG	41,800	900,372	34,200	736,668	16,200	348,948

LG Display Co., Ltd. (South Korea)	6,970	200,616	5,600	161,184	3,970	114,268

LG Electronics, Inc. (South Korea)	3,444	365,508	2,775	294,508	1,930	204,829

Logitech International SA (Switzerland) †	14,458	263,723	11,687	213,178	8,160	148,844

Longtop Financial Technologies Ltd. ADR (China) †	22,796	648,774	17,655	502,461	12,685	361,015

Mantech International Corp. Class A †	3,066	144,593	2,560	120,730	1,488	70,174

Marvell Technology Group, Ltd. †	72,200	1,168,918	58,700	950,353	28,200	456,558

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
McAfee, Inc. †	5,103	$223,460	4,260	$186,545	2,477	$108,468

MedAssets, Inc. †	11,687	263,776	9,928	224,075	5,957	134,449

MEMC Electronic Materials, Inc. †	6,402	106,465	5,305	88,222	3,031	50,406

Micron Technology, Inc. † SC	22,629	185,558	19,173	157,219	12,902	105,796

Microsoft Corp.	405,229	10,491,379	332,629	8,611,765	155,146	4,016,730

MicroStrategy, Inc. †	4,371	312,701	3,168	226,639	1,284	91,857

Monotype Imaging Holdings, Inc. †	36,190	304,358	25,924	218,021	10,723	90,180

Multi-Fineline Electronix, Inc. †	10,591	304,068	7,686	220,665	3,078	88,369

National Semiconductor Corp.	132,629	1,892,616	110,496	1,576,778	50,224	716,696

NCI, Inc. †	2,785	79,818	2,325	66,635	1,352	38,748

NCR Corp. †	38,204	527,979	31,756	438,868	14,448	199,671

NEC Corp. (Japan) † SB	723,000	2,254,658	394,000	1,228,679	150,000	467,771

NetApp, Inc. † SB SC	29,230	779,856	24,487	653,313	13,991	373,280

Netezza Corp. †	30,888	347,181	22,408	251,866	9,089	102,160

NetSuite, Inc. † SG SB SC	15,022	229,837	12,585	192,551	7,190	110,007

Nokia OYJ (Finland)	17,849	262,688	14,311	210,618	9,913	145,892

Omnicell, Inc. †	16,458	183,342	13,980	155,737	8,284	92,284

Oracle Corp.	309,838	6,457,024	256,249	5,340,229	121,886	2,540,104

Perfect World Co., Ltd. ADR (China) †	6,148	295,719	4,863	233,910	3,501	168,398

Photronics, Inc. †	30,050	142,437	21,560	102,194	8,851	41,954

PV Crystalox Solar PLC (United Kingdom)	27,618	32,754	22,185	26,311	12,676	15,033

Qualcomm, Inc.	16,194	728,406	13,522	608,220	6,105	274,603

Quest Software, Inc. †	66,799	1,125,563	47,198	795,286	19,868	334,776

Red Hat, Inc. †	7,886	217,969	5,389	148,952	2,307	63,765

Renesola, Ltd. ADR (China) † SG	9,000	43,290	7,900	37,999	4,200	20,202

Rosetta Stone, Inc. † SG SB SC	5,722	131,377	4,121	94,618	1,673	38,412

Roth & Rau AG (Germany) †	1,770	67,495	1,499	57,161	857	32,680

Saft Groupe SA (France)	4,408	245,293	3,750	208,677	2,143	119,252

SAIC, Inc. †	11,975	210,042	9,998	175,365	5,814	101,978

Salesforce.com, Inc. † SG	16,190	921,697	13,563	772,142	7,749	441,151

Samsung Electronics Co., Ltd. (South Korea)	3,507	2,418,705	—	—	—	—

SeaChange International, Inc. †	18,366	137,745	13,226	99,195	5,370	40,275

Seagate Technology	99,600	1,514,916	81,400	1,238,094	38,500	585,585

Shanda Games, Ltd. ADR (China) †	39,178	458,383	—	—	—	—

Silicon Graphics International Corp. †	57,100	383,141	41,533	278,686	16,589	111,312

Sohu.com, Inc. (China) † SG SB SC	34,649	2,383,158	19,156	1,317,550	8,687	597,492

Solarworld AG (Germany) SG SB SC	3,199	77,765	2,697	65,561	1,541	37,460

Sourcefire, Inc. †	6,326	135,819	5,281	113,383	3,071	65,934

Starent Networks Corp. †	8,112	206,207	5,742	145,962	2,327	59,152

Sumco Corp. (Japan)	8,400	189,815	6,300	142,361	4,500	101,687

Symantec Corp. †	282,918	4,659,659	230,298	3,793,008	112,011	1,844,821

Synaptics, Inc. † SG SB SC	7,552	190,310	5,354	134,921	2,179	54,911

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	992,350	1,993,462	—	—	—	—

Tech Data Corp. †	8,944	372,160	6,456	268,634	2,631	109,476

Texas Instruments, Inc. SG SB	123,346	2,922,067	101,173	2,396,788	48,322	1,144,748

TIBCO Software, Inc. †	65,802	624,461	46,345	439,814	18,671	177,188

Tokyo Electron, Ltd. (Japan)	3,900	246,912	3,100	196,264	2,200	139,284

TTM Technologies, Inc. †	56,083	643,272	40,459	464,065	15,870	182,029

Ultralife Batteries, Inc. †	10,671	64,666	9,133	55,346	5,219	31,627

Unisys Corp. † SG SB SC	325,481	869,034	231,186	617,267	95,393	254,699

United Microelectronics Corp. ADR (Taiwan) † SG SB SC	59,900	227,620	48,300	183,540	32,000	121,600

United Online, Inc.	51,516	414,189	35,249	283,402	15,016	120,729

Valence Technology, Inc. † SB SC	41,700	75,060	36,400	65,520	20,900	37,620

Veeco Instruments, Inc. † SG	38,954	908,407	32,479	757,410	19,143	446,415

Venture Corp., Ltd. (Singapore)	47,000	298,876	38,000	241,645	26,000	165,336

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
VeriSign, Inc. †	9,162	$217,048	7,649	$181,205	4,448	$105,373

VMware, Inc. Class A †	43,637	1,752,898	35,461	1,424,468	18,046	724,908

Watts Water Technologies, Inc. Class A	9,039	273,430	7,573	229,083	4,327	130,892

Web.com Group, Inc. †	43,790	310,471	31,160	220,924	12,871	91,255

Western Digital Corp. †	82,966	3,030,748	67,164	2,453,501	32,547	1,188,942

Western Union Co. (The)	66,100	1,250,612	53,800	1,017,896	25,900	490,028

		143,197,843		106,558,389		51,272,923

Transportation		0.9%		0.7%		0.6%
Air Arabia (United Arab Emirates)	3,843,789	1,193,073	—	—	—	—

British Airways PLC (United Kingdom) † SG	268,649	948,090	144,274	509,158	51,810	182,843

Central Japan Railway Co. (Japan)	292	2,098,808	164	1,178,782	62	445,637

ComfortDelgro Corp., Ltd. (Singapore)	683,000	777,084	458,000	521,090	254,000	288,989

Con-way, Inc.	13,600	521,152	11,300	433,016	5,300	203,096

CSX Corp.	33,598	1,406,412	27,942	1,169,652	12,908	540,329

Deutsche Post AG (Germany)	21,623	405,308	17,425	326,620	12,243	229,487

DP World, Ltd. (United Arab Emirates)	3,262,551	1,827,029	1,366,819	765,419	945,069	529,239

easyJet PLC (United Kingdom) †	74,387	451,462	58,939	357,706	39,819	241,665

Hawaiian Holdings, Inc. †	29,097	240,341	19,881	164,217	8,662	71,548

International Shipholding Corp.	8,520	262,501	5,835	179,776	2,505	77,179

Norfolk Southern Corp.	36,879	1,589,854	30,765	1,326,279	13,950	601,385

Qantas Airways, Ltd. (Australia)	141,701	356,920	113,000	284,627	77,261	194,607

Ryder System, Inc. SG	39,068	1,525,996	32,478	1,268,591	14,751	576,174

SembCorp Marine, Ltd. (Singapore)	602,000	1,347,925	327,000	732,179	117,000	261,972

Singapore Airlines, Ltd. (Singapore)	49,000	479,461	39,000	381,612	27,000	264,193

Teekay Tankers, Ltd. Class A (Bahamas) SG SB	13,392	111,823	9,492	79,258	3,828	31,964

Wabtec Corp.	12,668	475,430	8,925	334,955	3,704	139,011

		16,018,669		10,012,937		4,879,318

Utilities and power		2.6%		2.2%		1.5%
A2A SpA (Italy)	602,719	1,185,361	341,929	672,468	113,008	222,252

AES Corp. (The) †	30,768	455,982	25,908	383,957	12,011	178,003

Alliant Energy Corp.	27,558	767,490	23,175	645,424	10,718	298,496

American States Water Co.	3,581	129,561	3,000	108,540	1,714	62,013

Aqua America, Inc. SG SB SC	10,054	177,353	8,422	148,564	4,812	84,884

Babcock & Brown Wind Partners (Australia)	158,062	210,230	133,729	177,866	76,409	101,628

BKW FMB Energie AG (Switzerland)	1,877	162,942	1,551	134,642	887	77,000

California Water Service Group	3,247	126,438	2,720	105,917	1,554	60,513

Centrica PLC (United Kingdom)	176,463	710,591	139,043	559,906	94,354	379,950

CEZ AS (Czech Republic)	6,797	363,193	5,629	300,782	3,809	203,531

Chubu Electric Power, Inc. (Japan)	45,000	1,093,648	24,000	583,279	8,400	204,148

Cia de Saneamento Basico do Estado de
Sao Paulo ADR (Brazil) SG SB SC	7,088	268,848	5,938	225,228	3,393	128,696

CMS Energy Corp. SC	50,000	670,000	41,700	558,780	18,900	253,260

Consolidated Water Co., Inc. (Cayman Islands)	3,671	59,947	3,576	58,396	1,758	28,708

DPL, Inc.	9,846	256,981	6,797	177,402	2,871	74,933

E.ON AG (Germany)	4,461	189,317	3,579	151,887	2,521	106,987

EDF (France)	7,601	451,247	6,381	378,819	3,646	216,451

EDF Energies Nouvelles SA (France)	4,928	271,848	4,173	230,199	2,385	131,566

Edison International	80,233	2,694,224	67,032	2,250,935	30,298	1,017,407

El Paso Corp. SG SB	173,200	1,787,424	141,200	1,457,184	67,800	699,696

Eletropaulo Metropolitana Eletricidade de Sao Paulo SA
Class B (Preference) (Brazil)	39,452	806,983	—	—	—	—

Endesa SA (Spain)	8,266	273,325	6,516	215,459	4,380	144,830

Enel SpA (Italy)	168,999	1,073,454	90,171	572,751	30,542	193,998

Energen Corp.	16,885	727,744	13,886	598,487	6,467	278,728

Energias de Portugal (EDP) SA (Portugal)	475,392	2,178,993	259,036	1,187,310	99,239	454,869

COMMON STOCKS* cont.	Growth 58.3%		Balanced 48.0%		Conservative 33.6%
	Shares	Value	Shares	Value	Shares	Value

Utilities and power cont.
Entergy Corp.	3,117	$248,924	2,689	$214,744	1,548	$123,623

Exelon Corp.	44,437	2,204,964	36,473	1,809,790	17,870	886,709

FirstEnergy Corp.	11,650	532,638	9,407	430,088	4,543	207,706

FPL Group, Inc. SG SB SC	36,594	2,021,087	30,216	1,668,830	15,565	859,655

Gaz de France SA (France)	12,582	559,109	10,541	468,413	6,023	267,645

Guangdong Investment, Ltd. (China)	3,154,000	1,552,412	946,000	465,625	604,000	297,291

Hera SpA (Italy)	91,325	222,404	77,014	187,552	51,292	124,911

Hokkaido Electric Power Co., Inc. (Japan)	8,400	175,019	7,300	152,099	4,200	87,509

Hokuriku Electric Power Co. (Japan)	7,500	191,032	6,500	165,561	3,800	96,790

Huaneng Power International, Inc. (China)	72,000	47,247	58,000	38,060	34,000	22,311

International Power PLC (United Kingdom)	109,154	504,886	91,442	422,960	52,248	241,670

Kansai Electric Power, Inc. (Japan)	12,100	292,863	10,500	254,137	6,100	147,642

Kyushu Electric Power Co., Inc. (Japan)	11,000	249,325	9,600	217,593	5,500	124,663

Mirant Corp. † SG SB SC	103,148	1,694,722	81,110	1,332,637	37,839	621,695

National Grid PLC (United Kingdom)	477,721	4,618,138	260,306	2,516,383	94,059	909,270

NSTAR	20,900	665,038	17,000	540,940	8,200	260,924

NV Energy, Inc.	65,300	756,827	54,400	630,496	24,700	286,273

Ormat Technologies, Inc.	1,893	77,272	1,643	67,067	939	38,330

PG&E Corp.	35,572	1,440,310	30,012	1,215,186	13,429	543,740

Pike Electric Corp. †	20,976	251,292	14,370	172,153	6,161	73,809

PPL Corp.	43,700	1,325,858	35,900	1,089,206	16,800	509,712

Public Power Corp. SA (Greece) †	47,668	1,061,734	26,513	590,538	9,521	212,066

Public Service Enterprise Group, Inc.	9,977	313,677	8,291	260,669	3,692	116,076

RWE AG (Germany)	3,190	296,496	2,642	245,562	1,839	170,927

Sempra Energy	27,351	1,362,353	22,850	1,138,159	10,415	518,771

Severn Trent PLC (United Kingdom)	12,265	190,510	10,275	159,600	5,871	91,193

Shikoku Electric Power Co., Inc. (Japan)	7,000	213,893	6,100	186,393	3,500	106,947

SJW Corp.	4,023	91,926	3,370	77,005	1,926	44,009

Southwest Water Co.	8,006	39,390	6,707	32,998	3,832	18,853

Terna SPA (Italy)	388,167	1,514,871	210,785	822,615	76,095	296,970

Toho Gas Co., Ltd. (Japan)	11,000	50,253	6,000	27,411	2,000	9,137

Tokyo Electric Power Co. (Japan)	26,300	690,870	14,100	370,391	5,100	133,971

Tokyo Gas Co., Ltd. (Japan)	214,000	889,359	167,000	694,032	115,000	477,927

TransAlta Corp. (Canada)	2,292	46,866	1,919	39,239	1,097	22,431

UGI Corp.	23,100	578,886	18,800	471,128	9,000	225,540

Veolia Environnement (France)	12,132	465,294	10,164	389,816	5,808	222,752

VeraSun Energy Corp. †	37,394	284	31,589	240	17,019	129

		44,531,153		31,449,498		15,002,124
Total common stocks
(cost $915,203,109, $641,621,168 and $298,886,443)		$1,016,687,588		$700,888,984		$331,766,436

CORPORATE BONDS AND NOTES*	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Basic materials		0.8%		1.0%		1.3%
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018	$270,000	$278,438	$240,000	$247,500	$160,000	$165,000

Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡	285,000	285	295,000	295	135,000	135

ArcelorMittal sr. unsec. unsub. 9.85s,
2019 (Luxembourg)	130,000	153,263	65,000	76,631	—	—

ArcelorMittal sr. unsec.
unsub. notes 6 1/8s, 2018 (Luxembourg)	—	—	258,000	254,170	920,000	906,344

BHP Billiton Finance USA, Ltd. company
guaranty sr. unsec.
unsub. notes 6 1/2s, 2019 (Canada)	210,000	243,642	460,000	533,693	565,000	655,514

Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.69s, 2012	265,000	229,225	250,000	216,250	120,000	103,800

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 14.2%		Conservative 19.6%
		Principal amount	Value	Principal amount	Value	Principal amount	Value

Basic materials cont.
Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.299s, 2013
(Netherlands)		$190,000	$154,850	$170,000	$138,550	$75,000	$61,125

Compass Minerals International, Inc.
144A sr. notes 8s, 2019		90,000	91,013	85,000	85,956	55,000	55,619

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014		113,000	125,006	102,000	112,837	—	—

Dow Chemical Co. (The) sr. unsec.
unsub. notes 5.9s, 2015		215,000	220,672	640,000	656,885	955,000	980,196

E.I. du Pont de Nemours & Co.
sr. unsec. notes 5 7/8s, 2014		45,000	49,760	120,000	132,694	290,000	320,677

FMG Finance Pty Ltd. 144A sr. sec.
notes 10 5/8s, 2016 (Australia)		55,000	60,913	50,000	55,375	30,000	33,225

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		2,034,000	2,161,125	1,332,000	1,415,250	917,000	974,313

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		13,000	13,813	12,000	12,750	6,000	6,375

Georgia-Pacific Corp. notes 8 1/8s, 2011		—	—	140,000	145,250	140,000	145,250

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011		305,000	324,825	295,000	314,175	210,000	223,650

Glencore Funding LLC 144A company
guaranty sr. unsec. unsub. notes 6s, 2014		—	—	3,150,000	3,021,411	2,860,000	2,743,249

Graphic Packaging International, Inc.
144A company guaranty sr. unsec.
notes 9 1/2s, 2017		60,000	63,750	55,000	58,438	40,000	42,500

Grief, Inc. 144A sr. notes 7 3/4s, 2019		55,000	56,650	55,000	56,650	35,000	36,050

Hanson PLC company guaranty 6 1/8s,
2016 (United Kingdom)		2,405,000	2,212,600	—	—	—	—

Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance, ULC company
guaranty 9 3/4s, 2014		218,000	187,480	185,000	159,100	93,000	79,980

Huntsman International, LLC company
guaranty sr. unsec.
sub. notes Ser. REGS, 6 7/8s, 2013	EUR	80,000	104,265	70,000	91,232	50,000	65,166

International Paper Co. bonds 7.95s, 2018		$690,000	747,931	$925,000	1,002,661	$—	—

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		100,000	116,500	90,000	104,850	221,000	257,465

International Paper Co. sr. unsec.
unsub. notes 7 1/2s, 2021		535,000	566,867	675,000	715,206	1,175,000	1,244,989

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012 (In default) †		55,000	39,188	25,000	17,813	30,000	21,375

Lubrizol Corp. (The) sr. unsec.
notes 8 7/8s, 2019		135,000	166,642	310,000	382,659	370,000	456,722

Metals USA, Inc. sec. notes 11 1/8s, 2015		270,000	259,538	245,000	235,506	165,000	158,606

Momentive Performance Materials, Inc.
company guaranty sr. unsec.
notes 9 3/4s, 2014		250,000	193,750	215,000	166,625	170,000	131,750

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		110,000	117,339	105,000	112,005	50,000	53,336

Nalco Co. 144A sr. notes 8 1/4s, 2017		85,000	89,250	75,000	78,750	50,000	52,500

NewPage Corp. 144A sr. sec.
notes 11 3/8s, 2014		170,000	167,025	155,000	152,288	110,000	108,075

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 8.579s, 2013 ‡‡		100,379	18,570	94,538	17,490	47,075	8,709

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		320,000	220,800	272,000	187,680	165,000	113,850

Novelis, Inc. company guaranty 7 1/4s, 2015		390,000	337,350	353,000	305,345	210,000	181,650

Packaging Corp. of America unsec.
unsub. notes 5 3/4s, 2013		1,730,000	1,799,899	—	—	—	—

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 14.2%		Conservative 19.6%
		Principal amount	Value	Principal amount	Value	Principal amount	Value

Basic materials cont.
PE Paper Escrow GmbH sr. notes
Ser. REGS, 11 3/4s, 2014 (Austria)	EUR	80,000	$124,131	70,000	$108,614	70,000	$108,614

Rhodia SA sr. unsec. FRN Ser. REGS,
3.746s, 2013 (France)	EUR	180,000	234,267	125,000	162,686	50,000	65,074

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 9s, 2019
(Australia)		$63,000	77,337	$145,000	177,998	$182,000	223,418

Rio Tinto Finance USA LTD sr. unsec.
notes 5 7/8s, 2013 (Australia)		270,000	289,737	416,000	446,410	100,000	107,310

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	60,000	87,864	—	—	—	—

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$280,000	246,400	$245,000	215,600	$170,000	149,600

Smurfit-Stone Container Corp.
sr. unsec. unsub. notes 8 3/8s,
2012 (In default) †		35,000	24,981	50,000	35,688	—	—

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		—	—	260,000	262,600	225,000	227,250

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		161,000	154,158	864,000	827,280	—	—

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016		216,000	217,080	286,000	287,430	35,000	35,175

Teck Resources, Ltd. sr. notes 10 3/4s,
2019 (Canada)		155,000	180,188	135,000	156,938	110,000	127,875

Teck Resources, Ltd. sr. notes 10 1/4s,
2016 (Canada)		250,000	282,500	220,000	248,600	170,000	192,100

Teck Resources, Ltd. sr. notes 9 3/4s,
2014 (Canada)		245,000	269,500	220,000	242,000	165,000	181,500

Teck Resources, Ltd. sr. unsec.
notes 6 1/8s, 2035 (Canada)		95,000	80,750	90,000	76,500	60,000	51,000

Tube City IMS Corp. company guaranty
sr. unsec. sub. notes 9 3/4s, 2015		190,000	153,900	190,000	153,900	100,000	81,000

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty sr. sec.
notes FRN Ser. B, 4.233s, 2014		105,000	65,100	95,000	58,900	65,000	40,300

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty sr. sub.
notes Ser. B, 9 1/8s, 2014		100,000	74,000	83,000	61,420	100,000	74,000

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. sec.
notes 11 1/2s, 2014		295,000	302,375	270,000	276,750	160,000	164,000

Weyerhaeuser Co. sr. unsec.
notes 7 3/8s, 2019		85,000	84,503	80,000	79,532	55,000	54,678

Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)		—	—	180,000	176,976	195,000	191,724

			14,520,995		15,319,792		12,461,813

Capital goods			0.3%		0.5%		0.6%
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		195,000	188,175	175,000	168,875	120,000	115,800

Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011		10,000	10,383	120,000	124,593	55,000	57,105

BBC Holding Corp. sr. notes 8 7/8s, 2014		280,000	266,700	245,000	233,363	185,000	176,213

BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018		225,000	230,625	205,000	210,125	140,000	143,500

Belden CDT, Inc. 144A company
guaranty sr. sub. notes 9 1/4s, 2019		70,000	72,800	60,000	62,400	40,000	41,600

Berry Plastics Holding Corp. company
guaranty sr. unsec.
sub. notes 10 1/4s, 2016		50,000	42,500	40,000	34,000	30,000	25,500

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 14.2%		Conservative 19.6%
		Principal amount	Value	Principal amount	Value	Principal amount	Value

Capital goods cont.
Berry Plastics Holding Corp. sec.
notes FRN 4.174s, 2014		$25,000	$19,250	$25,000	$19,250	$15,000	$11,550

Bombardier, Inc. 144A sr. unsec.
notes FRN 4.406s, 2013 (Canada)	EUR	397,000	551,229	342,000	474,862	180,000	249,927

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		$71,000	71,710	$119,000	120,190	$59,000	59,590

Eaton Corp. notes 5.6s, 2018		100,000	104,087	451,000	469,434	774,000	805,637

General Cable Corp. company guaranty
sr. unsec. notes FRN 2.972s, 2015		265,000	232,538	250,000	219,375	110,000	96,525

General Dynamics Corp. company
guaranty sr. unsec.
unsub. notes 5 1/4s, 2014		110,000	120,157	245,000	267,622	280,000	305,854

Graham Packaging Co., Inc. company
guaranty sr. unsec. notes 8 1/2s, 2012		100,000	101,000	90,000	90,900	60,000	60,600

Hawker Beechcraft Acquisition Co., LLC
sr. unsec. notes 8 1/2s, 2015		18,000	12,780	16,000	11,360	7,000	4,970

John Deere Capital Corp.
notes Ser. MTN, 5 1/4s, 2012		115,000	124,287	390,000	421,493	545,000	589,010

L-3 Communications Corp. company
guaranty 7 5/8s, 2012		290,000	293,988	388,000	393,335	181,000	183,489

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes
6 1/8s, 2014		211,000	212,583	137,000	138,028	73,000	73,548

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes
5 7/8s, 2015		—	—	95,000	94,525	120,000	119,400

Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)		295,000	275,870	396,000	370,320	246,000	230,047

Mueller Water Products, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2017		75,000	65,344	65,000	56,631	45,000	39,206

Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	95,000	137,727	50,000	72,488	50,000	72,488

Pitney Bowes, Inc. sr. unsec.
unsub. notes Ser. MTN, 5 1/4s, 2037		$155,000	160,054	$340,000	351,087	$420,000	433,695

RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		265,000	257,050	235,000	227,950	165,000	160,050

Ryerson Tull, Inc. company
guaranty sr. sec. notes 12 1/4s, 2015		596,000	566,200	765,000	726,750	165,000	156,750

Spirit Aerosystems Inc. 144A company
guaranty sr. notes 7 1/2s, 2017		45,000	44,775	40,000	39,800	25,000	24,875

TD Funding Corp. company
guaranty 7 3/4s, 2014		265,000	263,013	235,000	233,238	160,000	158,800

TD Funding Corp. 144A
sr. sub. notes 7 3/4s, 2014 ###		45,000	43,706	45,000	43,706	35,000	33,994

Titan International, Inc. company
guaranty 8s, 2012		312,000	301,860	281,000	271,868	195,000	188,663

United Technologies Corp. sr. unsec.
notes 5 3/8s, 2017		—	—	736,000	800,231	1,082,000	1,176,426

			4,770,391		6,747,799		5,794,812

Communication services			1.5%		2.1%		2.8%
Adelphia Communications Corp. escrow
bonds zero %, 2010		200,000	4,500	270,000	6,075	125,000	2,813

American Tower Corp. sr. unsec.
notes 7s, 2017		175,000	179,375	846,000	867,150	1,267,000	1,298,675

AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031		—	—	461,000	610,669	990,000	1,311,414

AT&T Wireless Services, Inc.
sr. notes 7 7/8s, 2011		809,000	877,954	1,262,000	1,369,565	297,000	322,315

AT&T, Inc. sr. unsec. bond 6.55s, 2039		115,000	125,378	—	—	—	—

AT&T, Inc. sr. unsec.
unsub. bonds 5 1/2s, 2018		—	—	260,000	271,278	370,000	386,049

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Communication services cont.
AT&T, Inc. sr. unsec.
unsub. notes 6.3s, 2038	$—	$—	$1,598,000	$1,685,550	$1,768,000	$1,864,864

AT&T, Inc. sr. unsec.
unsub. notes 4.95s, 2013	—	—	644,000	685,336	1,098,000	1,168,476

Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030	—	—	995,000	1,192,795	1,640,000	1,966,014

British Telecommunications PLC
notes 8 3/8s, 2010 (United Kingdom)	319,000	343,460	497,000	535,108	117,000	125,971

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012	—	—	55,000	57,338	95,000	99,038

CCH I Holdings, LLC company guaranty
sr. unsec. unsub. notes 12 1/8s,
2015 (In default) †	25,000	250	15,000	150	5,000	50

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †	102,000	114,750	96,000	108,000	138,000	155,250

CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †	485,000	543,200	435,000	487,200	240,000	268,800

CCO Holdings LLC/CCO Holdings
Capital Corp. sr. unsec. notes 8 3/4s,
2013 (In default) †	250,000	253,750	304,000	308,560	253,000	256,795

Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013	100,000	103,000	155,000	159,650	—	—

Centennial Communications Corp.
sr. unsec. notes FRN 6.346s, 2013	10,000	9,750	10,000	9,750	5,000	4,875

Cincinnati Bell, Inc. company
guaranty 7 1/4s, 2013	300,000	304,500	425,000	431,375	180,000	182,700

Citizens Communications Co.
notes 9 1/4s, 2011	340,000	370,600	480,000	523,200	225,000	245,250

Comcast Corp. company
guaranty sr. unsec.
unsub. notes 6.95s, 2037	588,000	656,303	920,000	1,026,869	216,000	241,091

Cox Communications, Inc. notes
7 1/8s, 2012	—	—	145,000	161,751	360,000	401,588

Cox Communications, Inc. unsec.sr.
notes 4 5/8s, 2010	2,360,000	2,381,521	—	—	—	—

Cox Communications, Inc. 144A
bonds 8 3/8s, 2039	—	—	315,000	384,808	—	—

Cox Communications, Inc. 144A
notes 5 7/8s, 2016	—	—	561,000	588,156	1,069,000	1,120,747

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	315,000	319,725	280,000	284,200	170,000	172,550

Cricket Communications, Inc. company
guaranty sr. unsec. unsub. notes 10s, 2015	535,000	549,713	716,000	735,690	—	—

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	130,000	133,900	50,000	51,500	30,000	30,900

CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011	125,000	129,688	50,000	51,875	20,000	20,750

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014	—	—	45,000	47,250	80,000	84,000

Deutsche Telekom International Finance
BV company guaranty 8 3/4s, 2030
(Germany)	540,000	699,312	841,000	1,089,114	198,000	256,415

Deutsche Telekom International Finance
BV company guaranty sr. unsec.
unsub. notes 6s, 2019 (Germany)	—	—	—	—	1,000,000	1,071,679

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)	205,000	190,650	205,000	190,650	100,000	93,000

Digicel, Ltd. 144A sr. unsec.
unsub. notes 9 1/4s, 2012 (Jamaica)	220,000	223,300	180,000	182,700	100,000	101,500

France Telecom notes 8 1/2s, 2031
(France)	—	—	20,000	27,654	—	—

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 14.2%		Conservative 19.6%
		Principal amount	Value	Principal amount	Value	Principal amount	Value

Communication services cont.
France Telecom notes 7 3/4s, 2011
(France)		$319,000	$345,405	$497,000	$538,139	$117,000	$126,685

Global Crossing, Ltd. 144A sr. sec.
notes 12s, 2015 (United Kingdom)		20,000	21,000	20,000	21,000	10,000	10,500

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012
(United Kingdom)		299,000	309,465	241,000	249,435	186,000	192,510

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)		510,000	545,700	530,000	567,100	345,000	369,150

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec.
notes stepped-coupon zero % (9 1/4s,
2/1/10), 2015 (Bermuda) ††		95,000	94,763	75,000	74,813	30,000	29,925

iPCS, Inc. company
guaranty sr. notes FRN 2.608s, 2013		105,000	88,725	100,000	84,500	45,000	38,025

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		305,000	268,781	295,000	259,969	225,000	198,281

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017		150,000	124,500	150,000	124,500	70,000	58,100

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		455,000	465,238	400,000	409,000	355,000	362,988

Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013		1,685,000	1,558,625	—	—	—	—

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		15,000	15,600	15,000	15,600	10,000	10,400

Nordic Telephone Co. Holdings ApS 144A
sr. sec. bond 8 7/8s, 2016 (Denmark)		210,000	217,350	205,000	212,175	75,000	77,625

Nordic Telephone Co. Holdings ApS 144A
sr. sec. notes FRN 6.399s, 2016
(Denmark)	EUR	655,000	953,590	870,000	1,266,600	—	—

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		$115,000	104,363	$105,000	95,288	$50,000	45,375

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014		355,000	350,563	225,000	222,188	105,000	103,688

Qwest Corp. sr. notes FRN 3.549s, 2013		1,475,000	1,379,125	—	—	—	—

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012		1,060,000	1,115,650	1,120,000	1,178,800	655,000	689,388

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025		85,000	73,313	115,000	99,188	55,000	47,438

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012		280,000	285,600	270,000	275,400	130,000	132,600

Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)		—	—	631,000	696,584	1,195,000	1,319,204

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8 1/4s, 2019		20,000	20,600	20,000	20,600	15,000	15,450

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8s, 2016		35,000	35,788	35,000	35,788	25,000	25,563

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		235,000	233,825	210,000	208,950	145,000	144,275

TCI Communications, Inc. company
guaranty 7 7/8s, 2026		—	—	1,410,000	1,650,480	1,429,000	1,672,720

TCI Communications, Inc. debs. 9.8s, 2012		—	—	380,000	437,675	1,151,000	1,325,694

Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Italy)		266,000	275,382	824,000	853,063	240,000	248,465

Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Italy)		—	—	140,000	147,272	110,000	115,714

Telecom Italia Capital SA company
guaranty 4s, 2010 (Italy)		—	—	5,000	5,030	50,000	50,297

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Communication services cont.
Telecom Italia Capital SA company
guaranty sr. unsec. notes FRN 1.12s,
2011 (Italy)	$5,090,000	$5,050,990	$—	$—	$—	$—

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	—	—	310,000	342,211	180,000	198,703

Telefonica Emisones SAU company
guaranty sr. unsec. notes 4.949s, 2015
(Spain)	—	—	140,000	147,821	710,000	749,665

Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Spain)	—	—	125,000	161,869	120,000	155,394

Telefonica Europe BV company
guaranty 7 3/4s, 2010 (Spain)	319,000	337,436	497,000	525,724	117,000	123,762

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	—	—	—	—	90,000	103,394

Time Warner Cable, Inc. company
guaranty sr. unsec.
unsub. notes 8 1/4s, 2014	340,000	397,874	770,000	901,068	880,000	1,029,792

Time Warner Cable, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	105,000	113,551	200,000	216,287	230,000	248,730

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	160,000	164,800	175,000	180,250	85,000	87,550

Valor Telecommunications
Enterprises LLC/Finance Corp. company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2015	20,000	20,500	20,000	20,500	10,000	10,250

Verizon Communications, Inc. sr. unsec.
notes 7.35s, 2039	—	—	18,000	21,344	492,000	583,406

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	614,000	769,571	961,000	1,204,492	419,000	525,164

Verizon Global Funding Corp.
notes 7 3/4s, 2030	5,000	6,041	210,000	253,716	65,000	78,531

Verizon New England, Inc.
sr. notes 6 1/2s, 2011	—	—	489,000	525,793	1,220,000	1,311,794

Verizon New Jersey, Inc. debs. 8s, 2022	—	—	160,000	183,324	165,000	189,053

Verizon Pennsylvania, Inc. debs.
8.35s, 2030	—	—	240,000	278,448	505,000	585,901

Verizon Virginia, Inc. debs. Ser. A,
4 5/8s, 2013	—	—	—	—	95,000	98,649

Vodafone Group PLC sr. unsec.
notes 7 3/4s, 2010 (United Kingdom)	319,000	326,975	497,000	509,426	117,000	119,925

West Corp. company guaranty 9 1/2s, 2014	145,000	142,100	140,000	137,200	145,000	142,100

Windstream Corp. company
guaranty 8 5/8s, 2016	460,000	470,350	395,000	403,888	210,000	214,725

Windstream Corp. company
guaranty 8 1/8s, 2013	160,000	164,400	160,000	164,400	80,000	82,200

		25,362,118		30,057,864		27,302,317

Conglomerates		—%		—%		—%
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	—	—	155,000	170,398	160,000	175,895

Consumer cyclicals		2.0%		1.9%		2.0%
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	175,000	179,813	175,000	179,813	100,000	102,750

Affinion Group, Inc. company
guaranty 10 1/8s, 2013	315,000	323,663	300,000	308,250	135,000	138,713

Affinity Group, Inc. sr. sub. notes 9s, 2012	155,000	108,113	220,000	153,450	100,000	69,750

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 11 1/4s, 2015 ‡‡	180,000	167,400	160,000	148,800	110,000	102,300

AMC Entertainment, Inc. company
guaranty 11s, 2016	230,000	244,950	275,000	292,875	149,000	158,685

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Consumer cyclicals cont.
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	$115,000	$110,975	$115,000	$110,975	$54,000	$52,110

American Casino & Entertainment
Properties LLC 144A sr. notes
11s, 2014	165,000	146,850	145,000	129,050	100,000	89,000

American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	117,180	73,238	146,166	91,354	76,197	47,623

American Media Operations, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡	9,818	5,989	12,313	7,511	6,455	3,938

Aramark Corp. company guaranty
8 1/2s, 2015	305,000	307,669	270,000	272,363	185,000	186,619

Associated Materials, Inc. company
guaranty 9 3/4s, 2012	340,000	334,050	300,000	294,750	270,000	265,275

Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 8 3/8s, 2012	195,000	170,625	175,000	153,125	120,000	105,000

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	225,000	164,250	240,000	175,200	135,000	98,550

Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	95,000	83,600	115,000	101,200	115,000	101,200

Building Materials Corp. company
guaranty notes 7 3/4s, 2014	255,000	245,438	235,000	226,188	165,000	158,813

CanWest Media, Inc. company
guaranty 8s, 2012
(Canada) (In default) †	391,391	307,242	384,071	301,496	139,145	109,229

Cenveo Corp. 144A company
guaranty sr. unsec. notes
10 1/2s, 2016	470,000	441,800	630,000	592,200	—	—

Clear Channel Communications, Inc.
company guaranty unsec.
unsub. notes 10 3/4s, 2016	40,000	21,800	35,000	19,075	25,000	13,625

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	235,000	197,400	315,000	264,600	25,000	21,000

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	—	—	—	—	15,000	15,750

DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013
(Germany)	—	—	35,000	37,707	50,000	53,868

DaimlerChrysler NA Holding Corp.
company guaranty sr. unsec.
unsub. notes 5 7/8s, 2011 (Germany)	223,000	231,411	290,000	300,938	—	—

DaimlerChrysler NA Holding Corp.
company guaranty unsec.
unsub. notes Ser. MTN, 5 3/4s, 2011
(Germany)	142,000	149,151	500,000	525,178	956,000	1,004,140

Dana Corp. escrow sr. notes 5.85s,
2015 (In default) F †	225,000	23	245,000	25	120,000	12

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	120,000	128,400	157,000	167,990	—	—

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	924,000	935,550	1,194,000	1,208,925	325,000	329,063

DIRECTV Holdings, LLC 144A company
guaranty sr. unsec.
unsub. notes 5 7/8s, 2019	—	—	240,000	238,500	—	—

DISH DBS Corp. 144A sr. notes 7 7/8s,
2019 ###	135,000	136,350	120,000	121,200	85,000	85,850

Echostar DBS Corp. company
guaranty 6 5/8s, 2014	55,000	53,488	10,000	9,725	—	—

Echostar DBS Corp. sr. notes 6 3/8s, 2011	225,000	229,500	240,000	244,800	175,000	178,500

Expedia, Inc. company
guaranty sr. unsec. notes 7.456s, 2018	1,100,000	1,163,250	—	—	—	—

Ford Motor Credit Co., LLC notes 7.8s, 2012	110,000	106,310	—	—	100,000	96,645

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011	1,330,000	1,359,925	1,090,000	1,114,525	585,000	598,163

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Consumer cyclicals cont.
Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010	$145,000	$148,988	$179,000	$183,923	$—	$—

Ford Motor Credit Co., LLC
sr. notes 7 1/4s, 2011	100,000	97,121	305,000	296,219	295,000	286,507

Goodyear Tire & Rubber Co. (The)
notes 7.857s, 2011	—	—	4,000	4,080	—	—

Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	313,000	324,738	276,000	286,350	150,000	155,625

Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016	250,000	271,250	220,000	238,700	165,000	179,025

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN Ser. B,
4.593s, 2014	340,000	298,350	305,000	267,638	205,000	179,888

Harrah’s Operating Co., Inc. 144A
sr. sec. notes 11 1/4s, 2017	150,000	151,500	135,000	136,350	95,000	95,950

Hertz Corp. company guaranty
8 7/8s, 2014	335,000	338,350	360,000	363,600	180,000	181,800

Home Depot, Inc. (The) sr. unsec.
unsub. notes 5.4s, 2016	416,000	434,923	652,000	681,658	154,000	161,005

Host Marriott LP company
guaranty Ser. Q, 6 3/4s, 2016 R	110,000	104,500	—	—	—	—

Host Marriott LP sr. notes Ser. M,
7s, 2012 R	320,000	322,800	450,000	453,938	210,000	211,838

Interpublic Group of Companies, Inc.
(The) 144A sr. unsec. notes 10s, 2017	75,000	81,000	65,000	70,200	45,000	48,600

Isle of Capri Casinos, Inc. company
guaranty 7s, 2014	78,000	69,420	70,000	62,300	34,000	30,260

Jarden Corp. company guaranty
7 1/2s, 2017	200,000	194,500	200,000	194,500	165,000	160,463

KB Home company guaranty 6 3/8s, 2011	—	—	317,000	320,170	288,000	290,880

Lamar Media Corp. company
guaranty 7 1/4s, 2013	185,000	181,994	260,000	255,775	130,000	127,888

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	787,000	818,480	1,053,000	1,095,120	—	—

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	115,000	116,438	145,000	146,813	75,000	75,938

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	290,000	301,600	275,000	286,000	200,000	208,000

Liberty Media Corp. debs. 8 1/4s, 2030	195,000	160,875	245,000	202,125	120,000	99,000

Limited Brands, Inc. sr. unsec.
notes 6 1/8s, 2012	3,130,000	3,075,225	—	—	—	—

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	90,000	90,930	4,570,000	4,617,236	4,210,000	4,253,515

Masco Corp. sr. unsec. notes 5.85s, 2017	2,370,000	2,185,725	—	—	—	—

Masco Corp. sr. unsec.
unsub. notes 6 1/8s, 2016	165,000	156,402	145,000	137,444	100,000	94,789

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015	285,000	103,313	255,000	92,438	175,000	63,438

Mattel, Inc. sr. unsec. notes 5 5/8s, 2013	1,645,000	1,724,322	—	—	—	—

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	237,000	218,040	246,000	226,320	112,000	103,040

Meritage Homes Corp. sr. notes 7s, 2014	30,000	28,125	15,000	14,063	5,000	4,688

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	1,318,000	1,308,115	45,000	44,663	23,000	22,828

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	315,000	263,813	436,000	365,150	216,000	180,900

MGM Mirage, Inc. 144A sr. sec.
notes 10 3/8s, 2014	30,000	32,025	30,000	32,025	20,000	21,350

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	180,000	168,300	180,000	168,300	80,000	74,800

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Consumer cyclicals cont.
Michaels Stores, Inc. company
guaranty 10s, 2014	$30,000	$29,550	$5,000	$4,925	$90,000	$88,650

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	487,944	417,192	529,918	453,080	367,335	314,071

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	—	—	350,000	368,095	300,000	315,510

News America Holdings, Inc.
debs. 7 3/4s, 2045	210,000	223,482	690,000	734,298	819,000	871,580

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014	195,000	195,975	190,000	190,950	90,000	90,450

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††	275,000	216,563	220,000	173,250	205,000	161,438

NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom)	—	—	100,000	102,750	—	—

Omnicom Group, Inc. sr. notes 5.9s, 2016	—	—	140,000	147,708	150,000	158,258

Owens Corning, Inc. company
guaranty unsec. unsub. notes 9s, 2019	345,000	372,600	310,000	334,800	210,000	226,800

Pearson Dollar Finance Two PLC 144A
company guaranty sr. notes 6 1/4s,
2018 (United Kingdom)	2,470,000	2,609,293	—	—	—	—

Penn National Gaming, Inc. 144A
sr. unsec. sub. notes 8 3/4s, 2019	45,000	45,113	40,000	40,100	25,000	25,063

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	240,000	212,400	225,000	199,125	115,000	101,775

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	250,000	250,000	240,000	240,000	185,000	185,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017	45,000	45,225	40,000	40,200	30,000	30,150

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	65,000	64,350	60,000	59,400	25,000	24,750

Realogy Corp. company
guaranty sr. notes zero %, 2014 ‡‡	45,000	29,700	40,000	26,400	30,000	19,800

Realogy Corp. company guaranty
sr. unsec. notes 10 1/2s, 2014	285,000	206,625	260,000	188,500	180,000	130,500

Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	50,000	46,250	70,000	64,750	30,000	27,750

Sealy Mattress Co. 144A sr. sec.
notes 10 7/8s, 2016	165,000	181,913	150,000	165,375	105,000	115,763

Sirius XM Radio, Inc. 144A
sr. notes 9 3/4s, 2015	25,000	25,500	20,000	20,400	15,000	15,300

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015	105,000	91,875	95,000	83,125	65,000	56,875

Standard Pacific Corp. company
guaranty sr. unsec.
unsub. notes 6 1/4s, 2014	75,000	65,250	65,000	56,550	45,000	39,150

Standard Pacific Escrow, LLC 144A
sr. notes 10 3/4s, 2016	260,000	256,100	235,000	231,475	165,000	162,525

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	305,000	89,975	405,000	119,475	190,000	56,050

Target Corp. bonds 6 1/2s, 2037	—	—	675,000	755,228	1,395,000	1,560,804

Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	190,000	197,600	165,000	171,600	114,000	118,560

THL Buildco, Inc. (Nortek Holdings,
Inc.) sr. sec. notes 10s, 2013	173,000	176,460	228,000	232,560	70,000	71,400

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	525,000	362,250	435,000	300,150	290,000	200,100

Time Warner Entertainment Co., LP
debs. Ser. *, 8 3/8s, 2023	—	—	—	—	25,000	29,989

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount		Value	Principal amount	Value	Principal amount	Value

Consumer cyclicals cont.
Time Warner, Inc. company guaranty
sr. unsec. notes FRN 0.684s, 2009		$160,000	$160,040	$—	$—	$—	$—

Time Warner, Inc. debs. 9.15s, 2023		—	—	25,000	31,411	105,000	131,925

Time Warner, Inc. debs. 9 1/8s, 2013		95,000	110,316	743,000	862,783	1,040,000	1,207,665

Toyota Motor Credit Corp. sr. unsec.
FRN Ser. MTN, 0.322s, 2010		1,200,000	1,166,298	—	—	—	—

Toys R Us Property Co., LLC 144A
company guaranty sr. unsec.
notes 10 3/4s, 2017		305,000	327,875	270,000	290,250	185,000	198,875

Travelport LLC company guaranty
9 7/8s, 2014		130,000	125,775	115,000	111,263	165,000	159,638

Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015 (In default) †		382,000	45,840	421,000	50,520	270,000	32,400

TRW Automotive, Inc. company
guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	90,000	114,663	80,000	101,922	55,000	70,072

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$210,000	184,800	$200,000	176,000	$205,000	180,400

TRW Automotive, Inc. 144A company
guaranty sr. unsec. unsub. notes 7s, 2014		120,000	109,200	100,000	91,000	100,000	91,000

United Auto Group, Inc. company
guaranty 7 3/4s, 2016		195,000	179,888	200,000	184,500	100,000	92,250

Univision Communications, Inc. 144A
company guaranty unsec. notes
9 3/4s, 2015 ‡‡		173,662	133,720	157,875	121,564	78,937	60,781

Vertis, Inc. company
guaranty sr. notes 13 1/2s, 2014 ‡‡		184,341	14,747	186,767	14,941	87,460	6,997

Viacom, Inc. company guaranty
5 5/8s, 2012		1,465,000	1,523,991	—	—	—	—

Viacom, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011		1,705,000	1,786,035	—	—	—	—

Viacom, Inc. unsec. sr. company
guaranty 7 7/8s, 2030		160,000	152,526	355,000	338,417	445,000	424,213

Virgin Media Finance PLC company
guaranty sr. notes Ser. 1, 9 1/2s,
2016 (United Kingdom)		295,000	310,488	180,000	189,450	180,000	189,450

Visant Corp. Company
guaranty sr. unsec. sub. notes company
guaranty 7 5/8s, 2012		160,000	160,200	220,000	220,275	115,000	115,144

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 6 1/2s, 2037		540,000	630,239	844,000	985,041	198,000	231,088

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015		185,000	173,900	170,000	159,800	160,000	150,400

Yonkers Racing Corp. 144A
sr. notes 11 3/8s, 2016		15,000	15,600	15,000	15,600	10,000	10,400

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †		180,000	225	170,000	213	79,000	99

			35,736,992		28,484,105		20,049,044

Consumer staples			0.7%		1.0%		1.4%
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019		—	—	40,000	48,878	200,000	244,391

Altria Group, Inc. company
guaranty sr. unsec.
unsub. notes 8 1/2s, 2013		209,000	242,941	482,000	560,275	544,000	632,344

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		—	—	345,000	408,225	430,000	508,802

Avis Budget Car Rental, LLC company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		120,000	104,400	145,000	126,150	75,000	65,250

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Consumer staples cont.
Avis Budget Car Rental, LLC company
guaranty sr. unsec.
unsub. notes 7 5/8s, 2014	$95,000	$85,500	$105,000	$94,500	$55,000	$49,500

Campbell Soup Co. debs. 8 7/8s, 2021	—	—	300,000	408,856	255,000	347,527

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	150,000	149,250	170,000	169,150	85,000	84,575

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	25,000	25,750	30,000	30,900	15,000	15,450

Claire’s Stores, Inc. 144A company
guaranty sr. unsec. notes 9 5/8s,
2015 (In default) † ‡‡	209,856	125,914	187,819	112,691	88,150	52,890

ConAgra Foods, Inc. unsec.
notes 7 7/8s, 2010	—	—	105,000	111,140	91,000	96,321

Constellation Brands, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2017	—	—	—	—	30,000	29,850

Constellation Brands, Inc. company
guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	—	—	—	—	140,000	139,300

CVS Caremark Corp. notes 6.6s, 2019	80,000	89,802	—	—	—	—

CVS Caremark Corp. sr. unsec. FRN
6.302s, 2037	—	—	1,050,000	897,750	1,733,000	1,481,715

CVS Caremark Corp. 144A pass-through
certificates 6.117s, 2013	1,343,075	1,414,087	613,677	646,124	1,398,481	1,472,423

Darden Restaurants, Inc. sr. unsec.
notes 6.2s, 2017	1,485,000	1,560,546	—	—	—	—

Delhaize Group company
guaranty sr. unsec. bond 5 7/8s, 2014
(Belgium)	135,000	145,279	310,000	333,603	370,000	398,171

Delhaize Group sr. unsub. notes 6 1/2s,
2017 (Belgium)	—	—	200,000	217,667	170,000	185,017

Diageo Capital PLC company
guaranty 5 3/4s, 2017 (United Kingdom)	230,000	252,444	435,000	477,448	390,000	428,057

Diageo Capital PLC company
guaranty 5.2s, 2013 (United Kingdom)	—	—	190,000	203,619	165,000	176,827

Diageo PLC company guaranty 8s, 2022
(Canada)	—	—	165,000	202,517	135,000	165,695

Dole Food Co. 144A sr. unsec.
notes 13 7/8s, 2014	260,000	304,850	225,000	263,813	185,000	216,913

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	210,000	199,500	275,000	261,250	130,000	123,500

General Mills, Inc. sr. unsec.
notes 5.65s, 2019	75,000	81,174	170,000	183,995	200,000	216,465

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	216,000	232,252	492,000	529,018	—	—

Kellogg Co. sr. unsec. notes 4.45s, 2016	150,000	156,882	335,000	350,370	420,000	439,270

Kroger Co. company guaranty 6 3/4s, 2012	—	—	—	—	150,000	164,973

Kroger Co. company guaranty 6.4s, 2017	234,000	258,910	748,000	827,627	100,000	110,645

Kroger Co. sr. notes 6.15s, 2020	—	—	40,000	44,136	—	—

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	56,000	65,232	302,000	351,787	300,000	349,457

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	174,000	188,384	393,000	425,489	515,000	557,574

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	220,000	277,798	346,000	436,900	82,000	103,543

Pinnacle Foods Finance LLC
sr. notes 9 1/4s, 2015	125,000	126,875	115,000	116,725	55,000	55,825

Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	150,000	153,000	210,000	214,200	100,000	102,000

Reynolds American, Inc. company
guaranty 7 1/4s, 2013	260,000	282,892	285,000	310,093	140,000	152,326

Rite Aid Corp. company guaranty
9 1/2s, 2017	214,000	173,340	197,000	159,570	177,000	143,370

Rite Aid Corp. sec. notes 7 1/2s, 2017	245,000	215,600	225,000	198,000	105,000	92,400

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Consumer staples cont.
RSC Equipment Rental, Inc. 144A
sr. sec. notes 10s, 2017	$145,000	$155,875	$130,000	$139,750	$90,000	$96,750

Sara Lee Corp. sr. unsec.
unsub. notes 3 7/8s, 2013	670,000	681,936	—	—	—	—

Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014	290,000	304,500	260,000	273,000	180,000	189,000

Spectrum Brands, Inc. sr. unsec.
sub. bond zero %, 2019 ‡‡	72,101	68,496	79,573	75,594	40,297	38,282

Supervalu, Inc. sr. unsec.
notes 7 1/2s, 2014	215,000	216,075	210,000	211,050	95,000	95,475

Tesco PLC 144A sr. unsec.
unsub. notes 6.15s, 2037
(United Kingdom)	—	—	—	—	450,000	481,540

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	2,970,000	3,363,525	—	—	—	—

United Rentals North America, Inc. 144A
company guaranty sr. unsec.
notes 10 7/8s, 2016	30,000	32,100	30,000	32,100	20,000	21,400

Universal Corp. notes Ser. MTNC, 5.2s, 2013	—	—	3,160,000	3,079,000	2,840,000	2,767,202

Wendy’s/Arby’s Restaurants LLC 144A
sr. unsec. notes 10s, 2016	205,000	217,813	180,000	191,250	125,000	132,813

WPP Finance UK company
guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	110,000	120,664	235,000	257,782	295,000	323,598

		12,073,586		13,981,992		13,548,426

Energy		0.6%		1.0%		1.1%
Amerada Hess Corp. unsub. notes
6.65s, 2011	220,000	236,083	500,000	536,553	570,000	611,670

Anadarko Petroleum Corp. sr. unsec.
notes 6.95s, 2019	215,000	238,861	455,000	505,496	555,000	616,594

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	455,000	447,606	515,000	506,631	270,000	265,613

BP Capital Markets PLC company
guaranty sr. unsec. notes 3 7/8s, 2015
(United Kingdom)	140,000	144,629	305,000	315,084	385,000	397,728

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	215,000	173,075	190,000	152,950	125,000	100,625

Chesapeake Energy Corp. company
guaranty 6 1/2s, 2017	95,000	87,163	—	—	—	—

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	—	—	515,000	511,781	325,000	322,969

Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	—	—	225,000	223,594	230,000	228,563

Complete Production Services, Inc.
company guaranty 8s, 2016	195,000	177,450	170,000	154,700	130,000	118,300

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	305,000	230,275	290,000	218,950	205,000	154,775

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	125,000	124,063	175,000	173,688	80,000	79,400

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	190,000	154,850	170,000	138,550	180,000	146,700

ConocoPhillips notes 6 1/2s, 2039	250,000	288,186	600,000	691,647	775,000	893,377

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	230,000	228,275	220,000	218,350	105,000	104,213

Encore Acquisition Co.
sr. sub. notes 6s, 2015	290,000	262,450	402,000	363,810	269,000	243,445

Ferrellgas LP/Finance sr. notes
6 3/4s, 2014	215,000	204,519	300,000	285,375	140,000	133,175

Forest Oil Corp. sr. notes 8s, 2011	305,000	309,575	340,000	345,100	250,000	253,750

Gaz Capital SA 144A company guaranty
sr. unsec. bond 8.146s, 2018 (Russia)	158,000	166,695	324,000	341,830	288,000	303,849

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Energy cont.
Gaz Capital SA 144A sr. unsec. 6.51s,
2022 (Russia)	$230,000	$210,749	$507,000	$464,564	$438,000	$401,339

Halliburton Co. sr. unsec. notes 7.45s, 2039	235,000	295,796	505,000	635,646	620,000	780,397

Harvest Operations Corp.
sr. notes 7 7/8s, 2011	165,000	159,225	205,000	197,825	110,000	106,150

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	420,000	420,000	440,000	440,000	360,000	360,000

Hilcorp Energy I LP/Hilcorp Finance Co.
144A sr. unsec. notes 7 3/4s, 2015	70,000	66,150	80,000	75,600	40,000	37,800

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	85,000	78,838	75,000	69,563	35,000	32,463

Kerr-McGee Corp. sec. notes 6.95s, 2024	265,000	283,722	430,000	460,379	365,000	390,787

Key Energy Services, Inc. company
guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	170,000	161,500	145,000	137,750	85,000	80,750

Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	—	—	80,000	84,192	70,000	73,668

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	5,000	4,913	145,000	142,463	165,000	162,113

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	245,000	240,713	230,000	225,975	105,000	103,163

Nexen, Inc. sr. unsec.
unsub. notes 7 1/2s, 2039 (Canada)	110,000	119,488	245,000	266,132	310,000	336,739

OPTI Canada, Inc. company guaranty
sr. sec. notes 8 1/4s, 2014 (Canada)	220,000	170,500	215,000	166,625	100,000	77,500

Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	27,696	28,075	40,285	40,836	28,955	29,351

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	145,000	146,450	—	—	—	—

Peabody Energy Corp. company
guaranty Ser. B, 6 7/8s, 2013	235,000	237,350	180,000	181,800	130,000	131,300

Peabody Energy Corp. sr. notes
5 7/8s, 2016	—	—	270,000	257,175	225,000	214,313

Petro-Canada sr. unsec.
unsub. notes 6.05s, 2018 (Canada)	208,000	217,796	472,000	494,230	—	—

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	220,000	226,050	250,000	256,875	180,000	184,950

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	145,000	142,825	130,000	128,050	80,000	78,800

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	70,000	69,475	50,000	49,625	40,000	39,700

Plains Exploration & Production Co.
company guaranty 7s, 2017	245,000	233,363	230,000	219,075	185,000	176,213

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	195,000	199,875	275,000	281,875	130,000	133,250

Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	30,000	26,025	40,000	34,700	20,000	17,350

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	100,000	110,250	90,000	99,225	60,000	66,150

Range Resources Corp. company
guaranty sr. unsec. sub. notes
7 1/2s, 2017	55,000	54,725	50,000	49,750	35,000	34,825

Sabine Pass LNG LP sec. notes
7 1/2s, 2016	465,000	396,994	455,000	388,456	350,000	298,813

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. FRN
4.222s, 2014	100,000	89,099	95,000	84,644	45,000	40,095

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	615,000	591,938	765,000	736,313	135,000	129,938

Stallion Oilfield Services/Stallion
Oilfield Finance Corp. 144A sr. unsec.
notes 9 3/4s, 2015 (In default) †	180,000	77,400	160,000	68,800	125,000	53,750

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Energy cont.
Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	$540,000	$507,600	$470,000	$441,800	$280,000	$263,200

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds
6.8s, 2037	—	—	110,000	115,660	90,000	94,631

Weatherford International, Inc. company
guaranty sr. unsec.
unsub. bonds 6.35s, 2017	—	—	130,000	138,299	100,000	106,384

Weatherford International, Ltd. company
guaranty sr. unsec. notes 9 7/8s, 2039
(Switzerland)	100,000	134,048	230,000	308,310	270,000	361,929

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016 (Switzerland)	—	—	95,000	96,736	105,000	106,919

Whiting Petroleum Corp. company
guaranty 7s, 2014	120,000	118,500	115,000	113,563	75,000	74,063

Williams Cos., Inc. (The) notes
7 3/4s, 2031	35,000	36,700	30,000	31,457	20,000	20,972

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	95,000	102,758	85,000	91,941	65,000	70,308

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	480,000	518,232	460,000	496,639	220,000	237,523

Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	50,000	51,331	60,000	61,597	30,000	30,799

XTO Energy, Inc. sr. unsec.
notes 5 1/2s, 2018	158,000	163,065	357,000	368,444	—	—

		10,165,273		14,686,678		10,913,141

Financials		1.7%		3.3%		5.5%
AGFC Capital Trust I 144A company
guaranty 6s, 2067	—	—	180,000	72,000	185,000	74,000

Allstate Life Global Funding Trusts
notes Ser. MTN, 5 3/8s, 2013	—	—	249,000	265,036	873,000	929,222

American Express Co. sr. unsec.
notes 8 1/8s, 2019	205,000	242,452	555,000	656,394	740,000	875,191

American International Group, Inc.
sr. unsec. Ser. MTN, 5.85s, 2018	647,000	472,310	1,286,000	938,780	1,244,000	908,120

Bank of America Corp. sr. unsec.
unsub. notes 6 1/2s, 2016	60,000	63,069	250,000	262,788	265,000	278,555

Bank of America NA
sub. notes Ser. BKNT, 5.3s, 2017	—	—	250,000	239,828	750,000	719,483

Bank of New York Mellon Corp. (The)
sr. unsec. notes 4.3s, 2014	270,000	285,917	610,000	645,960	760,000	804,802

BankAmerica Capital III bank
guaranty jr. unsec. FRN Ser. *,
1.079s, 2027	580,000	336,586	1,072,000	622,103	1,146,000	665,047

Barclays Bank PLC 144A
sub. notes 10.179s, 2021	508,000	677,456	610,000	813,481	580,000	773,474

Bear Stearns Cos., Inc. (The)
notes 5.7s, 2014	85,000	91,043	155,000	166,019	5,000	5,355

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012	105,000	116,884	1,075,000	1,196,674	1,715,000	1,909,112

Bear Stearns Cos., Inc. (The)
sr. unsec. notes 7 1/4s, 2018	—	—	240,000	274,090	706,000	806,282

Block Financial Corp. notes 5 1/8s, 2014	2,260,000	2,173,175	—	—	—	—

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.24s, 2012	125,000	110,141	330,625	291,322	376,250	331,523

Capital One Capital III company
guaranty 7.686s, 2036	—	—	231,000	195,195	811,000	685,295

Citigroup, Inc. sr. unsec. notes 6s, 2017	—	—	85,000	83,832	715,000	705,173

Citigroup, Inc. sr. unsec.
notes 5 1/2s, 2013	1,055,000	1,079,609	1,643,000	1,681,325	387,000	396,027

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Financials cont.
Citigroup, Inc. sr. unsec.
unsub. notes 6 1/8s, 2017	$835,000	$829,030	$765,000	$759,530	$1,395,000	$1,385,026

Citigroup, Inc. sr. unsec.
unsub. notes FRN 0.604s, 2010	—	—	135,000	134,162	220,000	218,634

Citigroup, Inc. sub. notes 5s, 2014	35,000	33,305	914,000	869,749	1,527,000	1,453,070

CNA Financial Corp. unsec.
notes 6 1/2s, 2016	1,415,000	1,334,237	—	—	—	—

CNA Financial Corp. unsec. notes
6s, 2011	885,000	888,840	—	—	—	—

Credit Suisse First Boston USA, Inc.
company guaranty sr. unsec.
unsub. notes 6 1/8s, 2011	490,000	528,948	764,000	824,727	180,000	194,307

Credit Suisse Guernsey Ltd. jr.
sub. FRN 5.86s, 2049 (United Kingdom)	—	—	746,000	566,960	1,316,000	1,000,160

Deutsche Bank AG/London sr. unsec.
notes 3 7/8s, 2014 (United Kingdom)	375,000	379,626	820,000	830,116	555,000	561,847

Deutsche Bank Capital Funding Trust VII
144A FRB 5.628s, 2049	—	—	235,000	171,550	1,000,000	730,000

Dresdner Funding Trust I 144A
bonds 8.151s, 2031	—	—	685,000	465,800	1,115,000	758,200

Duke Realty LP sr. unsec. notes
6 1/2s, 2018	—	—	411,000	386,218	989,000	929,365

E*Trade Financial Corp. sr. unsec.
notes 7 3/8s, 2013	125,000	113,125	10,000	9,050	20,000	18,100

Fleet Capital Trust V bank guaranty FRN
1.292s, 2028	790,000	444,518	1,297,000	729,798	979,000	550,865

Fund American Cos., Inc. notes
5 7/8s, 2013	—	—	498,000	476,078	969,000	926,344

GATX Financial Corp. notes 5.8s, 2016	—	—	120,000	107,627	130,000	116,596

General Electric Capital Corp.
sr. unsec. FRN Ser. MTN, 0.661s, 2016	260,000	228,818	600,000	528,042	—	—

General Electric Capital Corp.
sr. unsec. FRN Ser. MTN, 0.613s, 2012	80,000	73,998	60,000	55,498	255,000	235,867

General Electric Capital Corp.
sr. unsec. notes Ser. MTN, 6 7/8s, 2039	1,141,000	1,181,077	2,446,000	2,531,913	3,149,000	3,259,606

General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	—	—	975,000	806,813	1,450,000	1,199,875

GMAC, LLC sr. unsec.
unsub. notes 7 3/4s, 2010	80,000	79,912	70,000	69,923	60,000	59,934

GMAC, LLC sr. unsec.
unsub. notes 7 1/4s, 2011	1,045,000	1,004,305	720,000	691,961	590,000	567,024

GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2011	45,000	42,349	30,000	28,233	25,000	23,527

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 7s, 2012	44,000	40,920	193,000	179,490	224,000	208,320

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2012	234,000	215,280	297,000	273,240	151,000	138,920

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	300,000	283,500	383,000	361,935	186,000	175,770

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	6,000	5,100	—	—	—	—

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	129,000	118,680	91,000	83,720	44,000	40,480

GMAC, LLC 144A company
guaranty sr. unsec. unsub. notes FRN
2.561s, 2014	226,000	175,150	107,000	82,925	29,000	22,475

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Financials cont.
Goldman Sachs Group, Inc. (The)
sr. notes 7 1/2s, 2019	$335,000	$383,244	$970,000	$1,109,691	$1,540,000	$1,761,778

Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	—	—	685,000	736,343	1,188,000	1,277,044

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037	736,000	764,305	1,148,000	1,192,150	270,000	280,384

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	—	—	214,000	199,861	748,000	698,579

Health Care REIT, Inc. sr. notes
6s, 2013 R	—	—	85,000	85,947	90,000	91,003

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	—	—	340,000	299,450	290,000	255,413

HSBC Finance Capital Trust IX FRN
5.911s, 2035	—	—	1,000,000	750,000	2,000,000	1,500,000

HSBC Finance Corp. notes 5s, 2015	760,000	762,912	1,185,000	1,189,541	280,000	281,073

HSBC Holdings PLC sub. notes 6 1/2s,
2037 (United Kingdom)	—	—	300,000	324,486	1,000,000	1,081,621

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	70,000	65,188	70,000	65,188	115,000	107,094

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014	50,000	48,250	50,000	48,250	25,000	24,125

International Lease Finance Corp.
sr. unsec. Ser. MTN, 5 5/8s, 2013	625,000	493,750	—	—	—	—

JPMorgan Chase & Co. sr. notes 6s, 2018	1,044,000	1,120,551	1,537,000	1,649,701	336,000	360,637

JPMorgan Chase Bank NA
sub. notes Ser. BKNT, 6s, 2017	—	—	330,000	347,077	280,000	294,490

JPMorgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	—	—	674,000	646,379	1,460,000	1,400,169

JPMorgan Chase Capital XXV
bonds Ser. Y, 6.8s, 2037	—	—	330,000	332,101	285,000	286,814

Lehman Brothers E-Capital Trust I FRN
3.589s, 2065 (In default) †	1,375,000	138	1,845,000	185	—	—

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	115,000	117,300	95,000	96,900	45,000	45,900

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	195,000	187,200	185,000	177,600	85,000	81,600

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB
10 3/4s, 2058	1,145,000	1,100,486	1,350,000	1,297,516	1,363,000	1,310,010

Liberty Mutual Insurance 144A
notes 7.697s, 2097	—	—	690,000	530,028	1,410,000	1,083,100

Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012	35,000	36,168	720,000	744,037	815,000	842,209

Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014	—	—	380,000	395,450	345,000	359,027

Merrill Lynch & Co., Inc. jr.
sub. bonds 7 3/4s, 2038	—	—	300,000	338,076	1,200,000	1,352,303

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.704s, 2011	—	—	380,000	369,830	280,000	272,506

Merrill Lynch & Co., Inc. sr. unsec.
notes Ser. MTN, 6 7/8s, 2018	1,226,000	1,289,381	1,740,000	1,829,953	391,000	411,214

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2067	—	—	300,000	282,000	1,200,000	1,128,000

MetLife, Inc. sr. unsec. 6 3/4s, 2016	155,000	172,981	130,000	145,081	—	—

MetLife, Inc. sr. unsec. notes Ser. A,
6.817s, 2018	395,000	439,636	875,000	973,877	230,000	255,990

Morgan Stanley sr. unsec. notes FRN
Ser. MTN, 0.333s, 2010	—	—	625,000	624,669	1,855,000	1,854,019

Morgan Stanley sr. unsec.
unsub. notes 6 3/4s, 2011	687,000	732,530	1,068,000	1,138,781	252,000	268,701

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Financials cont.
Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	$—	$—	$125,000	$114,373	$425,000	$388,869

Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 R	—	—	145,000	149,460	150,000	154,614

Nationwide Health Properties, Inc.
unsec. notes 6 1/4s, 2013 R	—	—	723,000	729,586	1,139,000	1,149,376

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	—	—	210,000	200,744	—	—

OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	—	—	520,000	416,232	1,129,000	903,704

Prudential Financial, Inc. jr. unsec.
sub. notes FRN 8 7/8s, 2038	1,120,000	1,107,514	225,000	222,492	—	—

Royal Bank of Scotland Group PLC jr.
sub. notes FRN Ser. MTN, 7.64s, 2049
(United Kingdom)	—	—	400,000	208,000	300,000	156,000

Russian Agricultural Bank 144A
notes 7 3/4s, 2018 (Russia)	—	—	110,000	113,124	100,000	102,840

Russian Agricultural Bank 144A
notes 7 1/8s, 2014 (Russia)	120,000	123,336	110,000	113,058	100,000	102,780

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	226,000	242,186	269,000	288,265	—	—

Simon Property Group LP sr. unsec.
notes 6 1/8s, 2018 R	—	—	307,000	313,498	927,000	946,621

Simon Property Group LP sr. unsec.
unsub. notes 5 1/4s, 2016 R	100,000	98,570	147,000	144,898	30,000	29,571

Simon Property Group LP
unsub. bonds 5 3/4s, 2015 R	—	—	83,000	84,902	83,000	84,902

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	650,000	631,582	1,128,000	1,096,037	1,206,000	1,171,827

Sovereign Bancorp, Inc. sr. notes
4.8s, 2010	—	—	155,000	159,539	155,000	159,539

State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB
1.299s, 2037	—	—	475,000	304,527	—	—

Stowe CDO 08-1 144A notes FRN
3.078s, 2010 F	4,200,000	3,318,000	—	—	—	—

Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	140,000	135,800	200,000	194,000	95,000	92,150

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN
4.315s, 2014	45,000	37,406	45,000	37,406	20,000	16,625

VTB Capital SA 144A notes 6 7/8s,
2018 (Russia)	876,000	862,860	800,000	788,000	687,000	676,695

Wachovia Bank NA sub. notes Ser. BKNT,
6s, 2017	—	—	1,115,000	1,169,866	1,755,000	1,841,358

Wachovia Corp. sr. unsec. notes
5 3/4s, 2017	95,000	100,365	105,000	110,930	60,000	63,388

Wachovia Corp. sr. unsec. notes FRN
Ser. MTNE, 0.511s, 2012	140,000	136,869	470,000	459,488	510,000	498,593

Wells Fargo & Co. sr. notes 4 3/8s, 2013	—	—	425,000	438,868	1,145,000	1,182,361

Wells Fargo & Co. sr. unsec.
unsub. notes 5 1/4s, 2012	660,000	704,177	1,025,000	1,093,608	245,000	261,399

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049	455,000	473,200	—	—	—	—

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, 2049 (Australia)	—	—	295,000	256,736	230,000	200,167

Willis Group North America, Inc.
company guaranty 6.2s, 2017	—	—	70,000	68,522	40,000	39,155

ZFS Finance USA Trust I 144A bonds FRB
6 1/2s, 2037	—	—	312,000	252,720	411,000	332,910

		29,335,245		47,878,912		55,161,220

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Health care		0.4%		0.8%		1.1%
Abbott Laboratories sr. unsec.
notes 5 7/8s, 2016	$344,000	$383,416	$538,000	$599,645	$126,000	$140,437

Aetna, Inc. sr. unsec.
unsub. notes 6 3/4s, 2037	—	—	286,000	301,813	673,000	710,210

AmerisourceBergen Corp. company
guaranty sr. unsec. notes 5 5/8s, 2012	195,000	206,802	—	—	—	—

AstraZeneca PLC sr. unsec.
unsub. notes 6.45s, 2037
(United Kingdom)	270,000	317,150	422,000	495,694	99,000	116,288

AstraZeneca PLC sr. unsub. notes 5.9s,
2017 (United Kingdom)	—	—	982,000	1,098,746	1,709,000	1,912,176

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	235,000	240,875	210,000	215,250	125,000	128,125

DaVita, Inc. company guaranty
6 5/8s, 2013	190,000	188,100	235,000	232,650	125,000	123,750

Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011
(Ireland)	320,000	326,400	355,000	362,100	185,000	188,700

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	344,000	376,851	870,000	953,082	1,290,000	1,413,191

HCA, Inc. company
guaranty sr. notes 9 5/8s, 2016 ‡‡	238,000	247,520	226,000	235,040	145,000	150,800

HCA, Inc. sr. sec. notes 9 1/4s, 2016	275,000	284,281	190,000	196,413	141,000	145,759

HCA, Inc. sr. sec. notes 9 1/8s, 2014	219,000	226,118	167,000	172,428	79,000	81,568

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	50,000	47,750	48,000	45,840	—	—

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	80,000	74,400	70,000	65,100	35,000	32,550

Healthsouth Corp. company
guaranty 10 3/4s, 2016	150,000	162,750	145,000	157,325	65,000	70,525

Hospira, Inc. sr. notes 6.05s, 2017	—	—	190,000	198,963	125,000	130,897

Hospira, Inc. sr. notes 5.55s, 2012	150,000	159,175	607,000	644,128	230,000	244,068

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	135,000	135,000	120,000	120,000	130,000	130,000

Merck & Co., Inc. sr. unsec.
unsub. notes 5.85s, 2039	77,000	85,801	166,000	184,973	204,000	227,316

Merck & Co., Inc. sr. unsec.
unsub. notes 5s, 2019	73,000	77,629	159,000	169,082	196,000	208,428

Novartis Securities Investment, Ltd.
company guaranty sr. unsec.
notes 5 1/8s, 2019	165,000	175,261	375,000	398,320	450,000	477,985

Omnicare, Inc. company guaranty
6 3/4s, 2013	60,000	58,050	85,000	82,238	40,000	38,700

Omnicare, Inc. sr. sub. notes
6 7/8s, 2015	35,000	33,600	45,000	43,200	25,000	24,000

Omnicare, Inc. sr. sub. notes
6 1/8s, 2013	170,000	163,625	240,000	231,000	110,000	105,875

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	80,000	100,689	190,000	239,136	239,000	300,808

Pfizer, Inc. sr. unsec. notes 6.2s, 2019	245,000	276,170	520,000	586,157	639,000	720,296

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	305,000	294,325	270,000	260,550	210,000	202,650

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	—	—	190,000	239,569	225,000	283,700

Select Medical Corp. company
guaranty 7 5/8s, 2015	361,000	337,986	327,000	306,154	145,000	135,756

Service Corporation International
sr. unsec. unsub. notes 6 3/4s, 2016	255,000	249,900	360,000	352,800	250,000	245,000

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	205,000	199,363	270,000	262,575	125,000	121,563

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	200,000	199,000	195,000	194,025	90,000	89,550

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Health care cont.
Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	$80,000	$64,000	$75,000	$60,000	$35,000	$28,000

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	83,850	66,661	78,609	62,494	36,684	29,164

Tenet Healthcare Corp.
sr. notes 9 1/4s, 2015	20,000	20,875	25,000	26,094	15,000	15,656

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	67,000	73,868	54,000	59,535	34,000	37,485

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	381,000	398,145	309,000	322,905	255,000	266,475

UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	—	—	280,000	299,833	245,000	262,354

US Oncology Holdings, Inc. sr. unsec.
notes FRN 6.428s, 2012 ‡‡	128,000	111,680	128,000	111,680	55,000	47,988

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	250,000	255,000	255,000	260,100	195,000	198,900

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R	585,000	614,250	605,000	635,250	360,000	378,000

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	—	—	145,000	142,100	140,000	137,200

WellPoint, Inc. notes 7s, 2019	95,000	107,698	220,000	249,405	260,000	294,752

		7,340,164		11,873,392		10,596,645

Technology		0.5%		0.7%		0.9%
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	208,000	187,200	280,000	252,000	130,000	117,000

Arrow Electronics, Inc. unsec.
notes 9.15s, 2010	1,405,000	1,443,372	—	—	—	—

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015	250,000	224,063	225,000	201,656	125,000	112,031

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	215,000	200,488	195,000	181,838	90,000	83,925

Computer Sciences Corp. sr. unsec.
notes 6 1/2s, 2018	—	—	2,870,000	3,161,411	2,625,000	2,891,535

Computer Sciences Corp. sr. unsec.
unsub. notes 5s, 2013	750,000	779,338	—	—	—	—

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	215,000	230,491	470,000	503,864	585,000	627,150

First Data Corp. company
guaranty sr. unsec. notes 9 7/8s, 2015	60,000	55,425	55,000	50,806	35,000	32,331

Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6.8s, 2017	—	—	280,000	309,164	250,000	276,040

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	460,000	351,900	340,000	260,100	265,000	202,725

Freescale Semiconductor, Inc. company
guaranty sr. unsec.
sub. notes 10 1/8s, 2016	9,000	5,985	9,000	5,985	5,000	3,325

Hewlett-Packard Co. sr. unsec.
notes 6 1/8s, 2014	95,000	106,954	235,000	264,571	425,000	478,479

Hewlett-Packard Co. sr. unsec.
notes 5 1/2s, 2018	135,000	147,515	160,000	174,833	183,000	199,965

Hewlett-Packard Co. sr. unsec.
notes 4 1/4s, 2012	100,000	105,656	320,000	338,100	270,000	285,271

IBM Corp. sr. unsec. notes 5.7s, 2017	235,000	258,773	1,035,000	1,139,704	1,250,000	1,376,454

Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	60,000	62,400	70,000	72,800	35,000	36,400

Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	245,000	236,425	90,000	86,850	40,000	38,600

Iron Mountain, Inc. company guaranty
sr. unsec. sub. notes 8s, 2020	470,000	474,700	625,000	631,250	—	—

Lexmark International Inc, sr. unsec.
notes 5.9s, 2013	2,455,000	2,452,945	—	—	—	—

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Technology cont.
Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	$55,000	$41,869	$45,000	$34,256	$20,000	$15,225

Microsoft Corp. sr. unsec.
unsub. notes 4.2s, 2019	250,000	255,187	555,000	566,515	695,000	709,419

NXP BV/NXP Funding, LLC 144A sr. sec.
notes 10s, 2013 (Netherlands)	34,000	33,320	15,000	14,700	—	—

Oracle Corp. sr. unsec. notes 5s, 2011	319,000	333,635	497,000	519,802	117,000	122,368

Sanmina Corp. company guaranty
sr. unsec. sub. notes 6 3/4s, 2013	—	—	—	—	25,000	23,750

Sanmina Corp. sr. unsec.
sub. notes 8 1/8s, 2016	180,000	168,300	238,000	222,530	—	—

Seagate Technology International 144A
company guaranty sr. sec. notes 10s,
2014 (Cayman Islands)	70,000	76,475	60,000	65,550	45,000	49,163

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	90,000	91,800	100,000	102,000	56,000	57,120

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	590,000	595,900	491,000	495,910	311,000	314,110

Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	42,000	38,903	54,000	50,018	26,000	24,083

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	30,000	31,050	25,000	25,875	15,000	15,525

Xerox Corp. sr. notes 8 1/4s, 2014	30,000	33,893	40,000	45,190	70,000	79,083

Xerox Corp. sr. notes 6.4s, 2016	—	—	335,000	350,995	285,000	298,607

Xerox Corp. sr. unsec. notes 6.35s, 2018	—	—	—	—	20,000	20,792

Xerox Corp. sr. unsec. notes FRN
1.042s, 2009	265,000	265,023	600,000	600,052	715,000	715,062

		9,288,985		10,728,325		9,205,538

Transportation		0.1%		0.2%		0.3%
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	—	—	110,000	102,850	70,000	65,450

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	170,000	194,710	385,000	440,960	440,000	503,955

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	—	—	53,416	49,944	44,514	41,620

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	—	—	247,950	233,073	174,869	164,377

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	—	—	501,860	429,090	433,646	370,767

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	180,000	172,125	235,000	224,719	115,000	109,969

RailAmerica, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017	240,000	251,400	215,000	225,213	150,000	157,125

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	—	—	60,767	60,531	121,533	121,061

Southwest Airlines Co. sr. unsec.
unsub. notes 6 1/2s, 2012	590,000	620,271	—	—	—	—

Union Pacific Corp. sr. unsec. bond
5.7s, 2018	—	—	30,000	32,132	—	—

Union Pacific Corp. sr. unsec.
notes 6 1/8s, 2020	185,000	205,470	415,000	460,920	495,000	549,772

Union Pacific Corp.
sr. unsub. notes 5 3/4s, 2017	—	—	290,000	310,882	355,000	380,562

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	—	—	115,000	122,215	100,000	106,274

United AirLines, Inc. pass-through
certificates Ser. 07-A, 6.636s, 2022	—	—	150,191	127,663	122,884	104,451

		1,443,976		2,820,192		2,675,383

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Utilities and power		1.0%		1.7%		2.6%
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	$180,000	$190,744	$577,000	$611,442	$190,000	$201,341

AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017	120,000	120,750	105,000	105,656	50,000	50,313

AES Corp. (The) 144A sec. notes
8 3/4s, 2013	258,000	262,838	331,000	337,206	133,000	135,494

American Water Capital Corp. sr. unsec.
bonds 6.085s, 2017	214,000	225,436	484,000	509,864	—	—

Appalachian Power Co. sr. notes Ser. L,
5.8s, 2035	—	—	145,000	143,102	120,000	118,429

Atmos Energy Corp. sr. unsec.
sub. notes 8 1/2s, 2019	20,000	24,776	45,000	55,745	55,000	68,133

Atmos Energy Corp.
sr. unsub. notes 6.35s, 2017	—	—	320,000	347,093	275,000	298,283

Beaver Valley II Funding debs. 9s, 2017	—	—	469,000	479,351	1,035,000	1,057,842

Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	—	—	604,000	613,275	1,168,000	1,185,937

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	—	—	1,141,521	1,120,270	1,724,678	1,692,572

CMS Energy Corp. sr. notes 8 1/2s, 2011	170,000	178,695	150,000	157,672	80,000	84,092

Colorado Interstate Gas Co.
debs. 6.85s, 2037 (Canada)	30,000	30,755	50,000	51,258	25,000	25,629

Commonwealth Edison Co. 1st mtge.
6.15s, 2017	—	—	130,000	143,652	110,000	121,552

Commonwealth Edison Co. 1st mtge.
5.9s, 2036	—	—	593,000	630,214	448,000	476,115

Consolidated Natural Gas Co.
sr. notes Ser. A, 5s, 2014	—	—	180,000	190,710	315,000	333,742

Consumers Energy Co. 1st mtge. sec.
bond 6 1/8s, 2019	174,000	192,606	395,000	437,237	—	—

Dominion Resources, Inc. jr.
sub. notes FRN Ser. 06-B, 6.3s, 2066	—	—	823,000	658,400	1,448,000	1,158,400

Dominion Resources, Inc. sr. unsec.
notes 6.4s, 2018	3,975,000	4,449,702	—	—	—	—

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	1,320,000	1,448,220	455,000	499,197	290,000	318,169

Dominion Resources, Inc.
unsub. notes 5.7s, 2012	343,000	374,687	535,000	584,425	126,000	137,640

Duke Energy Corp. sr. unsec.
notes 6 1/4s, 2018	—	—	304,000	333,672	1,062,000	1,165,658

Dynegy Holdings, Inc. sr. unsec.
notes 8 3/8s, 2016	255,000	238,425	250,000	233,750	115,000	107,525

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	145,000	133,219	195,000	179,156	90,000	82,688

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	70,000	61,250	80,000	70,000	40,000	35,000

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	30,000	28,125	35,000	32,813	20,000	18,750

Edison Mission Energy sr. unsec.
notes 7.2s, 2019	115,000	93,150	110,000	89,100	100,000	81,000

Edison Mission Energy sr. unsec.
notes 7s, 2017	10,000	8,350	5,000	4,175	5,000	4,175

El Paso Corp. sr. notes Ser. GMTN,
7 3/4s, 2032	225,000	206,145	215,000	196,983	95,000	87,039

El Paso Natural Gas Co. sr. unsec.
notes 5.95s, 2017	—	—	40,000	41,323	35,000	36,158

Electricite de France 144A
notes 6 1/2s, 2019 (France)	165,000	189,059	375,000	429,681	450,000	515,617

Entergy Gulf States, Inc. 1st mtge.
5 1/4s, 2015	—	—	215,000	214,611	225,000	224,593

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Utilities and power cont.
FirstEnergy Corp. notes Ser. B,
6.45s, 2011	$13,000	$14,060	$132,000	$142,766	$111,000	$120,053

Florida Power Corp. 1st mtge. sec. bond
6.4s, 2038	—	—	328,000	388,020	1,146,000	1,355,704

Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013	—	—	115,000	124,217	110,000	118,816

Indiantown Cogeneration LP 1st mtge.
Ser. A-10, 9.77s, 2020	—	—	215,000	210,700	225,000	220,500

Inergy LP/Inergy Finance Corp.
sr. unsec. notes 6 7/8s, 2014	285,000	272,175	380,000	362,900	190,000	181,450

Inergy LP/Inergy Finance Corp. 144A
company guaranty sr. unsec.
notes 8 3/4s, 2015	140,000	143,850	125,000	128,438	85,000	87,338

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	105,000	105,263	230,000	230,575	200,000	200,500

ITC Holdings Corp. 144A notes
5 7/8s, 2016	—	—	458,000	467,607	988,000	1,008,725

ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018	—	—	305,000	315,818	225,000	232,981

Kansas Gas & Electric bonds 5.647s, 2021	—	—	75,286	76,414	70,857	71,919

MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	442,000	477,113	1,512,000	1,632,115	1,729,000	1,866,353

MidAmerican Funding, LLC sr. sec.
bonds 6.927s, 2029	470,000	543,101	850,000	982,205	970,000	1,120,869

Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011	215,000	218,225	215,000	218,225	100,000	101,500

Mirant North America, LLC company
guaranty 7 3/8s, 2013	375,000	373,125	410,000	407,950	290,000	288,550

National Fuel Gas Co. notes 5 1/4s, 2013	238,000	242,939	687,000	701,258	100,000	102,075

Nevada Power Co. mtge. sec.
notes 7 1/8s, 2019	115,000	131,269	265,000	302,489	315,000	359,562

NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	65,000	76,421	60,000	70,542	40,000	47,028

NiSource Finance Corp. company
guaranty sr. unsec.
unsub. notes 7 7/8s, 2010	260,000	273,524	570,000	599,649	715,000	752,191

Northwestern Corp. sec. notes
5 7/8s, 2014	—	—	463,000	487,920	979,000	1,031,693

NRG Energy, Inc. company
guaranty 7 3/8s, 2017	100,000	97,000	110,000	106,700	55,000	53,350

NRG Energy, Inc. sr. notes 7 3/8s, 2016	945,000	914,288	894,000	864,945	462,000	446,985

Oncor Electric Delivery Co. debs.
7s, 2022	—	—	63,000	71,905	56,000	63,915

Pacific Gas & Electric Co. 1st mtge.
6.05s, 2034	417,000	463,872	650,000	723,062	153,000	170,198

Pacific Gas & Electric Co.
sr. notes 8 1/4s, 2018	—	—	—	—	490,000	622,621

Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	—	—	456,000	475,768	985,000	1,027,701

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	—	—	114,689	117,085	99,138	101,209

PSEG Power, LLC 144A company
guaranty sr. unsec. notes 5.32s, 2016	144,000	147,630	185,000	189,664	90,000	92,269

Public Service Co. of Colorado 1st
mtge. sec. bonds 5 1/8s, 2019	105,000	112,561	235,000	251,922	295,000	316,243

Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	—	—	629,000	505,225	1,107,000	889,165

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014	235,000	241,756	225,000	231,469	150,000	154,313

Southern Natural Gas Co. 144A
notes 5.9s, 2017	—	—	155,000	159,635	130,000	133,887

CORPORATE BONDS AND NOTES* cont.	Growth 9.6%		Balanced 14.2%		Conservative 19.6%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Utilities and power cont.
Spectra Energy Capital, LLC
sr. notes 8s, 2019	$—	$—	$250,000	$296,294	$215,000	$254,813

Spectra Energy Capital, LLC sr. unsec.
unsub. notes 5.668s, 2014	1,645,000	1,746,023	—	—	—	—

TAQA Abu Dhabi National Energy
sr. unsec. notes 7 1/4s, 2018 (United
Arab Emirates)	440,000	473,167	690,000	742,012	445,000	478,544

Teco Energy, Inc. sr. notes FRN
2.483s, 2010	—	—	—	—	130,000	130,000

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	270,000	282,230	610,000	637,630	430,000	449,477

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 6 3/4s, 2015	10,000	10,731	10,000	10,731	5,000	5,366

Texas Competitive Electric
Holdings Co., LLC company
guaranty sr. unsec. notes Ser. A,
10 1/4s, 2015 (United Kingdom)	735,000	529,200	655,000	471,600	360,000	259,200

TransAlta Corp. sr. unsec.
notes 5 3/4s, 2013 (Canada)	—	—	140,000	146,775	150,000	157,259

TransCanada Pipelines, Ltd. jr.
sub. FRN 6.35s, 2067 (Canada)	—	—	180,000	157,705	155,000	135,802

TXU Corp. sr. notes Ser. P, 5.55s, 2014	525,000	358,285	554,000	378,076	252,000	171,977

Union Electric Co. sr. sec. notes
6.4s, 2017	140,000	154,646	320,000	353,476	365,000	403,183

West Penn Power Co. 144A 1st mtge.
5.95s, 2017	—	—	75,000	78,154	45,000	46,893

		16,859,386		24,320,674		25,654,063
Total corporate bonds and notes
(cost $164,738,639, $200,251,583 and $178,806,227)		$166,897,111		$207,070,123		$193,538,297

MORTGAGE-BACKED SECURITIES*	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	$—	$—	$341,130	$375,824	$380,100	$418,757
FRB Ser. 97-D5, Class A5, 7.259s, 2043	150,000	145,488	234,000	226,961	247,000	239,570

Banc of America Alternative Loan Trust
Ser. 06-7, Class A2, 5.707s, 2036	2,880,000	2,160,000	—	—	—	—

Banc of America Commercial
Mortgage, Inc.
Ser. 08-1, Class A3, 6.317s, 2014	5,700,000	5,536,766	—	—	—	—
FRB Ser. 07-3, Class A2, 5.837s, 2049	255,000	254,538	—	—	—	—
FRB Ser. 07-3, Class A3, 5.837s, 2049	167,000	159,296	748,000	713,493	—	—
Ser. 07-2, Class A2, 5.634s, 2049	960,000	949,881	479,000	473,951	434,000	429,426
Ser. 07-5, Class A3, 5.62s, 2051	578,000	532,920	—	—	—	—
Ser. 04-3, Class A5, 5.578s, 2039	230,000	227,827	920,000	911,310	930,000	921,215
Ser. 06-4, Class A2, 5.522s, 2046	620,000	627,929	3,157,000	3,197,376	2,319,000	2,348,659
Ser. 06-5, Class A2, 5.317s, 2047	—	—	—	—	1,847,000	1,852,639
Ser. 05-6, Class A2, 5.165s, 2047	1,742,000	1,749,234	304,000	305,262	371,000	372,541
Ser. 07-5, Class XW, IO, 0.606s, 2051	4,487,999	75,847	20,579,944	347,801	18,375,731	310,550
Ser. 07-1, Class XW, IO, 0.463s, 2049	1,807,066	24,615	9,825,122	133,836	5,028,272	68,494

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 1.001s, 2035	2,425,631	37,146	3,610,737	55,295	2,146,406	32,870
Ser. 04-5, Class XC, IO, 0.398s, 2041	4,674,129	58,514	11,345,633	142,034	11,738,164	146,948
Ser. 04-4, Class XC, IO, 0.342s, 2042	3,590,227	54,451	10,190,613	154,555	8,032,657	121,826
Ser. 05-1, Class XW, IO, 0.144s, 2042	18,733,485	28,100	—	—	23,510,888	35,266
Ser. 06-5, Class XC, IO, 0.133s, 2016	3,263,323	38,648	34,975,719	414,217	29,776,092	352,638

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.885s, 2036	$3,790,590	$2,236,448	$1,698,954	$1,002,383	$1,490,591	$879,449

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.193s, 2018	25,000	16,250	70,000	45,500	73,000	47,450
FRB Ser. 04-BBA4, Class G, 0.943s, 2018	—	—	94,000	65,800	98,000	68,600

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.243s, 2022	190,000	96,335	186,000	94,306	187,000	94,813
FRB Ser. 05-MIB1, Class J, 1.293s, 2022	100,000	40,000	409,000	163,600	343,000	137,200

Banc of America Structured Security
Trust 144A Ser. 02-X1, Class A3,
5.436s, 2033	—	—	55,365	55,470	56,800	56,907

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	—	—	3,469,687	258,839	2,925,775	218,263
Ser. 07-1, Class S, IO, 2.477s, 2037	1,090,324	66,074	6,797,254	411,914	3,146,812	190,697
Ser. 06-4A, IO, 2.331s, 2036	314,140	23,089	913,123	67,115	1,080,773	79,437
Ser. 05-3A, IO, 2.15s, 2035	960,734	50,919	3,095,256	164,049	2,795,843	148,180
Ser. 05-1A, IO, 2.15s, 2035	313,769	12,111	873,300	33,709	834,372	32,207
Ser. 04-3, IO, 2.15s, 2035	227,352	7,866	579,286	20,043	570,064	19,724
Ser. 06-2A, IO, 1.798s, 2036	118,581	7,139	568,633	34,232	540,895	32,562
FRB Ser. 05-1A, Class A1, 0.546s, 2035	26,099	16,181	200,091	124,056	147,893	91,694

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	2,003,287	950,154	2,656,824	1,260,125	—	—
FRB Ser. 06-6, Class 2A1, 5.82s, 2036	1,007,394	537,337	1,340,574	715,053	—	—
FRB Ser. 05-10, 5.718s, 2036	—	—	—	—	2,430,077	1,494,497
FRB Ser. 05-7, Class 23A1, 5.637s, 2035	2,520,256	1,611,498	1,076,918	688,601	—	—
Ser. 04-9, Class 1A1, 4.275s, 2034	13,396	9,130	25,699	17,514	23,445	15,977

Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 05-AC8, Class A1, 0.576s, 2035	—	—	—	—	3,071,690	1,689,430
FRB Ser. 06-2, Class A1, 0.376s, 2036	52,312	50,543	—	—	—	—

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.452s, 2032	—	—	189,000	115,000	124,000	75,449
Ser. 07-PW17, Class A3, 5.736s, 2050	1,999,000	1,939,030	—	—	7,002,000	6,791,940
Ser. 07-PW18, Class A2, 5.613s, 2050	656,000	657,261	—	—	—	—
Ser. 05-PWR9, Class A2, 4.735s, 2042	—	—	626,000	629,309	860,000	864,546
Ser. 04-PR3I, Class X1, IO, 0.219s, 2041 F	387,981	5,343	2,599,262	35,795	4,223,368	58,160
Ser. 05-PWR9, Class X1, IO, 0.126s, 2042	—	—	8,651,472	62,810	13,031,297	94,607

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.88s, 2038	3,148,782	105,106	8,641,483	288,453	7,918,088	264,306
Ser. 06-PW14, Class X1, IO, 0.13s, 2038	3,386,315	47,544	9,292,244	130,463	8,515,846	119,562
Ser. 07-PW15, Class X1, IO, 0.108s, 2044	6,137,519	61,682	29,121,328	292,669	19,799,853	198,989
Ser. 07-PW18, Class X1, IO, 0.095s, 2050	1,059,414	8,635	6,604,940	53,836	4,438,408	36,177
Ser. 05-PW10, Class X1, IO, 0.079s, 2040	11,192,776	31,899	—	—	—	—

Bear Stearns Small Balance Commercial
Trust 144A Ser. 06-1A, Class AIO, IO,
1s, 2034 F	—	—	1,072,400	6,863	1,117,600	7,152

Chase Commercial Mortgage
Securities Corp. Ser. 00-3, Class A2,
7.319s, 2032	8,727	9,022	102,974	106,455	101,228	104,651

Chase Commercial Mortgage
Securities Corp. 144A Ser. 98-1,
Class F, 6.56s, 2030	—	—	—	—	896,000	944,017

Citigroup FRB Ser. 07-AR5, Class 1A2A,
5.605s, 2037	—	—	—	—	4,738,120	2,916,165

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.299s, 2014	2,270,000	2,085,485	2,995,000	2,751,553	—	—
Ser. 08-C7, Class A2A, 6.034s, 2049	1,230,000	1,240,032	1,630,000	1,643,295	—	—

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Citigroup Commercial Mortgage Trust
144A Ser. 06-C5, Class XC, IO,
0.116s, 2049	$6,537,536	$41,840	$36,751,421	$235,209	$39,766,328	$254,505

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.182s, 2036	1,269,346	661,995	1,696,903	884,977	—	—
FRB Ser. 05-10, Class 1A5A, 5.837s, 2035	89,892	57,531	919,219	588,300	364,208	233,093
FRB Ser. 07-6, Class 1A3A, 5.761s, 2046	—	—	—	—	1,568,743	862,809
FRB Ser. 06-AR7, Class 2A2A, 5.607s, 2036	3,644,271	2,295,891	—	—	—	—

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 07-CD4, Class A2B,
5.205s, 2049	654,000	650,922	—	—	—	—

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.558s, 2049	3,334,274	40,345	9,996,850	120,962	7,935,193	96,016
Ser. 06-CD2, Class X, IO, 0.127s, 2046	2,462,893	6,235	16,267,307	41,182	17,850,806	45,191
Ser. 07-CD4, Class XC, IO, 0.088s, 2049	11,152,056	49,069	33,431,290	147,098	26,535,881	116,758
Ser. 07-CD5, Class XS, IO, 0.077s, 2044	—	—	3,210,229	15,925	—	—

CNL Funding Ser. 99-1, Class A2,
7.645s, 2014	106,204	63,722	396,087	237,652	248,969	149,381

Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, IO, 1.217s, 2017	407,392	12,408	1,538,152	46,847	999,103	30,430

Commercial Mortgage Acceptance Corp.
144A
Ser. 98-C1, Class F, 6.23s, 2031	—	—	415,000	377,583	404,000	367,575
Ser. 98-C2, Class F, 5.44s, 2030	1,370,000	1,160,088	2,607,000	2,207,555	2,247,000	1,902,714

Commercial Mortgage Loan Trust
Ser. 08-LS1, Class A4B, 6.22s, 2017	166,000	137,881	842,000	699,374	618,000	513,317

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	66,000	24,420	197,000	72,890	218,000	80,660
Ser. 06-CN2A, Class J, 5.756s, 2019	53,000	14,310	158,000	42,660	174,000	46,980
FRB Ser. 01-J2A, Class A2F, 0.741s, 2034	118,000	100,344	326,000	277,223	314,000	267,018
Ser. 03-LB1A, Class X1, IO, 0.548s, 2038 F	847,433	29,234	1,801,642	62,150	1,947,400	67,179
Ser. 05-LP5, Class XC, IO, 0.181s, 2043	5,622,084	30,721	12,523,061	68,430	12,182,852	66,571
Ser. 06-C8, Class XS, IO, 0.085s, 2046	10,463,104	55,304	28,304,277	149,607	25,786,787	136,300
Ser. 05-C6, Class XC, IO, 0.064s, 2044	8,647,696	32,431	25,350,741	95,072	12,732,553	47,751

Countrywide Alternative Loan Trust
Ser. 06-36T2, Class 2A1, 6 1/4s, 2036	—	—	—	—	3,766,632	2,408,165
Ser. 06-45T1, Class 2A2, 6s, 2037	3,473,844	2,275,368	—	—	—	—
Ser. 06-J8, Class A4, 6s, 2037	2,973,374	1,694,823	1,251,405	713,301	—	—
FRB Ser. 07-HY4, Class 3A1, 5.812s, 2047	—	—	—	—	8,451,991	4,817,635
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	1,179,200	951,283	605,436	488,417	568,282	458,444

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.661s, 2035	3,703,266	2,592,286	747,703	523,392	—	—
FRB Ser. 06-HYB1, Class 1A1, 5.309s, 2036	—	—	693,882	342,794	1,528,326	755,030
FRB Ser. 06-HYB1, Class 2A1, 5.276s, 2036	636,855	375,744	3,319,293	1,958,383	4,340,926	2,561,147
FRB Ser. 05-HYB4, Class 2A1, 4.864s, 2035	—	—	1,705,210	1,023,126	2,138,234	1,282,940

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	88,647	83,910	—	—	165,868	157,004
IFB Ser. 05-R1, Class 1AS, IO, 5.626s, 2035	210,607	21,324	1,505,821	152,464	1,501,667	152,044
Ser. 06-R1, Class AS, IO, 5.61s, 2036	105,166	10,385	1,183,648	116,885	1,295,650	127,945
Ser. 05-R3, Class AS, IO, 5.557s, 2035	522,429	51,916	2,551,791	253,584	2,004,373	199,185
FRB Ser. 06-R2, Class AS, IO, 5.452s, 2036	705,073	68,304	2,913,979	282,292	2,605,548	252,412
IFB Ser. 05-R2, Class 1AS, IO, 5.283s, 2035	201,062	19,604	1,301,634	126,909	1,199,500	116,951

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A2, 6.423s, 2041	105,000	104,455	—	—	—	—
FRB Ser. 07-C4, Class A2, 6.003s, 2039	587,000	592,480	2,631,000	2,655,561	2,064,000	2,083,268
Ser. 07-3, Class 1A1A, 5.837s, 2037	144,727	83,941	1,454,942	843,866	558,075	323,683

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Credit Suisse Mortgage Capital Certificates
Ser. 07-C2, Class A2, 5.448s, 2049	$249,000	$247,471	$—	$—	$—	$—
Ser. 06-C5, Class AX, IO, 0.139s, 2039 F	6,702,263	71,561	18,133,203	193,612	16,523,588	176,426

Credit Suisse Mortgage Capital
Certificates 144A
FRB Ser. 06-TFLA, Class K, 1.443s, 2021	50,000	15,000	—	—	484,000	145,200
Ser. 07-C2, Class AX, IO, 0.279s, 2049 F	17,310,273	99,221	47,593,036	272,800	37,593,117	215,481
Ser. 06-C4, Class AX, IO, 0.132s, 2039	6,295,692	82,006	29,088,015	378,895	24,311,086	316,671
Ser. 07-C1, Class AX, IO, 0.097s, 2040 F	7,578,703	44,459	36,417,895	213,636	24,718,172	145,003

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class C, 0.846s, 2017	—	—	155,000	85,250	161,000	88,550

Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2033	538,115	493,934	—	—	—	—

CS First Boston Mortgage Securities Corp.
Ser. 04-C2, Class A2, 5.416s, 2036	260,000	264,915	1,050,000	1,069,849	1,050,000	1,069,849

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030	353,000	256,735	—	—	—	—
Ser. 02-CP3, Class AX, IO, 1.634s, 2035	1,174,424	39,239	8,006,447	267,508	5,782,805	193,213
FRB Ser. 05-TFLA, Class J, 1.193s, 2020	—	—	67,000	44,890	65,500	43,885
FRB Ser. 04-TF2A, Class J, 1.193s, 2016	153,000	114,750	310,000	232,500	349,000	261,750
FRB Ser. 05-TF2A, Class J, 1.143s, 2020	43,847	37,270	148,024	125,820	148,683	126,381
FRB Ser. 04-TF2A, Class H, 0.943s, 2019	100,000	85,000	132,000	112,200	128,000	108,800
Ser. 01-CK1, Class AY, IO, 0.9s, 2035	4,333,420	25,812	12,002,899	71,494	11,550,025	68,797
Ser. 03-C3, Class AX, IO, 0.799s, 2038	5,677,034	216,062	11,003,000	418,763	12,726,779	484,369
Ser. 04-C4, Class AX, IO, 0.428s, 2039	600,404	13,044	4,022,532	87,391	3,178,905	69,063

CWCapital Cobalt
FRB Ser. 07-C3, Class A3, 6.015s, 2046	394,000	377,694	—	—	—	—
Ser. 07-C2, Class A2, 5.334s, 2047	439,000	433,558	2,629,000	2,596,408	897,000	885,880

Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1, Class X,
IO, 0.765s, 2031	452,032	9,726	1,751,758	37,690	1,311,742	28,223

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	23,627	24,075	285,953	291,369	280,500	285,813
Ser. 99-CG2, Class B3, 6.1s, 2032	—	—	378,000	343,980	332,000	302,120
Ser. 99-CG2, Class B4, 6.1s, 2032	—	—	571,000	513,900	551,000	495,900

Fannie Mae
IFB Ser. 07-75, Class JS, 50.39s, 2037	134,400	213,651	—	—	237,216	377,095
IFB Ser. 06-62, Class PS, 38.423s, 2036	149,186	222,849	284,448	424,900	231,404	345,664
IFB Ser. 07-30, Class FS, 28.687s, 2037	139,516	192,094	462,840	637,266	355,804	489,892
IFB Ser. 06-49, Class SE, 28.015s, 2036	229,773	318,142	648,928	898,499	562,183	778,393
IFB Ser. 05-25, Class PS, 27.077s, 2035	89,808	123,466	—	—	65,553	90,121
IFB Ser. 06-30, Class HK, 25.615s, 2036	149,230	196,528	—	—	—	—
IFB Ser. 06-115, Class ES, 25.575s, 2036	—	—	583,999	796,861	449,120	612,820
IFB Ser. 05-74, Class CP, 23.847s, 2035	117,912	157,364	249,975	333,612	251,155	335,186
IFB Ser. 06-8, Class HP, 23.664s, 2036	136,856	183,499	—	—	429,351	575,683
IFB Ser. 05-99, Class SA, 23.664s, 2035	60,074	78,905	288,954	379,535	290,155	381,113
IFB Ser. 05-45, Class DC, 23.407s, 2035	119,214	162,916	417,246	570,207	298,033	407,291
IFB Ser. 06-46, Class SK, 23.297s, 2036	189,312	246,058	—	—	—	—
IFB Ser. 05-95, Class OP, 19.595s, 2035	—	—	192,906	240,352	193,756	241,411
IFB Ser. 05-106, Class JC, 19.36s, 2035	—	—	142,052	177,049	135,141	168,436
IFB Ser. 05-83, Class QP, 16.754s, 2034	—	—	104,331	124,283	104,331	124,283
FRB Ser. 03-W6, Class PT1, 10.195s, 2042	26,162	30,045	—	—	—	—
Ser. 02-T4, Class A4, 9 1/2s, 2041	24,833	28,519	—	—	—	—
Ser. 02-T1, Class A4, 9 1/2s, 2031	3,198	3,673	—	—	—	—
Ser. 04-T3, Class PT1, 8.896s, 2044	26,270	30,432	—	—	83,036	96,192
IFB Ser. 03-44, Class SI, IO, 7.754s, 2033	638,953	105,851	1,983,196	328,542	1,885,433	312,347
IFB Ser. 06-90, Class SE, IO, 7.554s, 2036	145,944	25,676	530,535	93,338	772,314	135,875

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
Ser. 02-26, Class A2, 7 1/2s, 2048	$63,273	$69,482	$—	$—	$—	$—
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	49,741	55,493	—	—	—	—
Ser. 03-W1, Class 2A, 7 1/2s, 2042	90,597	101,072	—	—	698,499	779,263
Ser. 02-T19, Class A3, 7 1/2s, 2042	18,386	20,512	—	—	—	—
Ser. 02-T12, Class A3, 7 1/2s, 2042	14,627	16,319	—	—	—	—
Ser. 02-14, Class A2, 7 1/2s, 2042	94,990	105,973	—	—	—	—
Ser. 02-T4, Class A3, 7 1/2s, 2041	36,494	40,713	—	—	330,086	368,252
Ser. 01-T12, Class A2, 7 1/2s, 2041	37,499	41,835	—	—	—	—
Ser. 01-T3, Class A1, 7 1/2s, 2040	10,291	11,224	—	—	27,100	29,556
Ser. 01-T1, Class A1, 7 1/2s, 2040	10,081	11,247	—	—	71,032	79,245
Ser. 99-T2, Class A1, 7 1/2s, 2039	75,750	84,389	—	—	16,255	18,109
Ser. 02-33, Class A2, 7 1/2s, 2032	21,255	23,712	—	—	—	—
Ser. 01-T4, Class A1, 7 1/2s, 2028	14,988	16,721	—	—	—	—
IFB Ser. 04-51, Class XP, IO, 7.454s, 2034	7,081,663	958,007	8,877,701	1,200,975	10,246,140	1,386,098
IFB Ser. 03-W6, Class 5S, IO, 7.354s, 2042	1,446,103	209,685	3,814,006	553,031	3,915,107	567,690
IFB Ser. 04-17, Class ST, IO, 7.354s, 2034	371,568	61,409	—	—	—	—
IFB Ser. 08-7, Class SA, IO, 7.304s, 2038	467,248	68,877	—	—	—	—
IFB Ser. 02-81, Class SJ, IO, 7.254s, 2032	577,651	54,524	—	—	—	—
Ser. 02-26, Class A1, 7s, 2048	36,381	39,838	—	—	—	—
Ser. 04-W12, Class 1A3, 7s, 2044	133,201	144,922	—	—	—	—
Ser. 04-T2, Class 1A3, 7s, 2043	37,667	41,245	—	—	—	—
Ser. 03-W3, Class 1A2, 7s, 2042	53,591	58,682	—	—	—	—
Ser. 02-14, Class A1, 7s, 2042	128,255	140,440	—	—	—	—
Ser. 01-W3, Class A, 7s, 2041	52,233	57,195	—	—	63,702	69,754
Ser. 05-W4, Class 1A3, 7s, 2035	102,709	112,466	—	—	312,715	342,423
IFB Ser. 05-113, Class AI, IO, 6.984s, 2036	—	—	166,630	26,266	242,465	38,220
IFB Ser. 05-52, Class DC, IO, 6.954s, 2035	288,817	52,160	641,753	115,900	667,855	120,614
IFB Ser. 06-79, Class DI, IO, 6.904s, 2036	307,709	40,344	1,835,619	240,671	1,737,923	227,862
IFB Ser. 06-60, Class SI, IO, 6.904s, 2036	725,388	99,124	1,866,555	255,065	1,687,622	230,613
IFB Ser. 06-60, Class UI, IO, 6.904s, 2036	191,954	27,880	446,778	64,892	375,214	54,498
IFB Ser. 04-89, Class EI, IO, 6.904s, 2034	525,533	65,314	—	—	—	—
IFB Ser. 04-24, Class CS, IO, 6.904s, 2034	201,992	28,977	—	—	874,341	125,430
IFB Ser. 03-122, Class SA, IO, 6.854s, 2028	210,495	19,812	747,978	70,400	719,762	67,745
IFB Ser. 03-122, Class SJ, IO, 6.854s, 2028	222,263	17,124	789,769	60,845	758,456	58,433
IFB Ser. 04-60, Class SW, IO, 6.804s, 2034	365,947	52,020	1,273,965	181,095	1,221,376	173,620
IFB Ser. 05-65, Class KI, IO, 6.754s, 2035	578,866	75,154	854,431	110,931	1,067,318	138,570
IFB Ser. 08-41, Class S, IO, 6.554s, 2036	1,835,030	200,363	331,526	36,199	292,192	31,904
IFB Ser. 05-48, Class SM, IO, 6.554s, 2034	211,033	24,881	872,085	102,819	779,998	91,962
IFB Ser. 07-54, Class CI, IO, 6.514s, 2037	95,838	13,165	905,475	124,386	727,600	99,951
IFB Ser. 07-30, Class WI, IO, 6.514s, 2037	591,738	66,026	—	—	—	—
IFB Ser. 08-34, Class SM, IO, 6.504s, 2038	675,239	74,863	2,094,747	232,241	1,991,597	220,805
IFB Ser. 07-58, Class SP, IO, 6.504s, 2037	—	—	1,052,072	164,178	836,137	130,481
IFB Ser. 07-28, Class SE, IO, 6.504s, 2037	306,896	41,630	895,174	121,428	701,997	95,224
IFB Ser. 07-24, Class SD, IO, 6.504s, 2037	203,230	23,558	839,367	97,299	750,280	86,972
IFB Ser. 05-90, Class GS, IO, 6.504s, 2035	—	—	—	—	119,423	15,996
IFB Ser. 05-12, Class SC, IO, 6.504s, 2035	396,830	48,859	873,487	107,546	755,620	93,034
IFB Ser. 05-17, Class ES, IO, 6.504s, 2035	150,843	18,635	535,992	66,215	514,740	63,590
IFB Ser. 05-17, Class SY, IO, 6.504s, 2035	113,182	14,446	248,890	31,767	239,022	30,508
IFB Ser. 07-30, Class IE, IO, 6.494s, 2037	441,805	67,415	2,172,205	331,457	1,823,244	278,209
IFB Ser. 06-123, Class CI, IO, 6.494s, 2037	683,403	84,366	1,981,178	244,576	1,560,092	192,593
IFB Ser. 05-82, Class SY, IO, 6.484s, 2035	326,056	37,178	1,111,252	126,709	1,069,761	121,978
IFB Ser. 05-45, Class EW, IO, 6.474s, 2035	406,976	49,391	2,055,010	249,396	2,079,503	252,368
IFB Ser. 05-45, Class SR, IO, 6.474s, 2035	421,811	49,159	1,468,444	171,137	1,407,829	164,073
IFB Ser. 06-126, Class CS, IO, 6.454s, 2037	281,017	36,907	383,777	50,403	358,611	47,097
IFB Ser. 06-31, Class SX, IO, 6.454s, 2036	365,545	54,192	2,288,205	339,224	2,166,142	321,128
IFB Ser. 06-33, Class JS, IO, 6.454s, 2036	276,413	33,789	1,138,781	139,207	998,504	122,059

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
IFB Ser. 06-36, Class SP, IO, 6.454s, 2036	$280,793	$31,862	$2,331,088	$264,516	$1,230,683	$139,650
IFB Ser. 06-23, Class SP, IO, 6.454s, 2036	—	—	572,688	73,923	631,683	81,538
IFB Ser. 06-16, Class SM, IO, 6.454s, 2036	351,613	53,080	817,058	123,344	636,192	96,040
IFB Ser. 05-95, Class CI, IO, 6.454s, 2035	211,176	29,153	682,801	94,261	686,000	94,702
IFB Ser. 05-84, Class SG, IO, 6.454s, 2035	342,690	45,345	1,095,722	144,986	1,099,049	145,426
IFB Ser. 05-57, Class NI, IO, 6.454s, 2035	152,015	20,280	388,675	51,851	326,487	43,555
IFB Ser. 06-3, Class SB, IO, 6.454s, 2035	1,223,971	170,095	3,105,727	431,603	3,064,616	425,890
IFB Ser. 05-54, Class SA, IO, 6.454s, 2035	299,709	35,511	1,035,771	122,724	999,959	118,481
IFB Ser. 05-23, Class SG, IO, 6.454s, 2035	227,276	30,067	808,039	106,899	776,123	102,676
IFB Ser. 05-29, Class SX, IO, 6.454s, 2035	621,187	75,895	128,330	15,679	102,750	12,554
IFB Ser. 05-29, Class SY, IO, 6.454s, 2035	708,210	84,058	—	—	—	—
IFB Ser. 05-17, Class SA, IO, 6.454s, 2035	644,491	94,531	725,053	106,347	696,306	102,131
IFB Ser. 05-17, Class SE, IO, 6.454s, 2035	221,078	27,369	785,563	97,250	754,417	93,394
IFB Ser. 05-57, Class DI, IO, 6.454s, 2035	481,276	53,276	—	—	2,094,873	231,898
IFB Ser. 05-104, Class SI, IO, 6.454s, 2033	1,215,964	144,238	—	—	—	—
IFB Ser. 05-83, Class QI, IO, 6.444s, 2035	—	—	189,350	32,332	190,829	32,585
IFB Ser. 06-128, Class GS, IO, 6.434s, 2037	105,053	14,117	985,832	132,478	792,423	106,487
IFB Ser. 05-73, Class SD, IO, 6.434s, 2035	—	—	95,237	16,275	101,910	17,415
IFB Ser. 06-114, Class IS, IO, 6.404s, 2036	158,715	20,350	812,090	104,124	684,457	87,759
IFB Ser. 06-116, Class LS, IO, 6.404s, 2036	535,827	65,505	—	—	—	—
IFB Ser. 06-51, Class SP, IO, 6.404s, 2036	—	—	5,409,427	719,346	2,072,457	275,595
IFB Ser. 06-115, Class GI, IO, 6.394s, 2036	—	—	865,551	126,500	714,537	104,430
IFB Ser. 06-115, Class IE, IO, 6.394s, 2036	254,692	32,268	656,461	83,171	550,997	69,809
IFB Ser. 06-117, Class SA, IO, 6.394s, 2036	376,315	48,170	990,125	126,741	831,569	106,445
IFB Ser. 06-109, Class SG, IO, 6.384s, 2036	449,323	47,657	1,304,739	138,387	998,859	105,944
IFB Ser. 06-104, Class IM, IO, 6.374s, 2036	85,945	12,515	287,762	41,904	365,266	53,190
IFB Ser. 06-109, Class SH, IO, 6.374s, 2036	359,477	54,797	1,054,985	160,818	828,358	126,272
IFB Ser. 06-111, Class SA, IO, 6.374s, 2036	2,801,394	350,903	—	—	—	—
IFB Ser. 06-116, Class S, IO, 6.354s, 2036	1,830,111	210,801	2,488,128	286,595	—	—
IFB Ser. 06-104, Class IC, IO, 6.354s, 2036	544,165	73,473	—	—	2,796,446	377,576
IFB Ser. 06-103, Class SB, IO, 6.354s, 2036	1,686,853	203,048	1,435,166	172,752	1,109,130	133,507
IFB Ser. 06-43, Class SI, IO, 6.354s, 2036	514,139	61,111	2,395,011	284,671	2,068,184	245,824
IFB Ser. 06-8, Class JH, IO, 6.354s, 2036	580,199	74,532	2,980,917	382,929	2,509,315	322,347
IFB Ser. 06-8, Class PS, IO, 6.354s, 2036	207,414	36,600	—	—	—	—
IFB Ser. 09-12, Class CI, IO, 6.354s, 2036	659,363	89,904	—	—	2,150,822	293,265
IFB Ser. 05-122, Class SG, IO, 6.354s, 2035	86,223	10,939	837,404	106,241	651,895	82,706
IFB Ser. 05-122, Class SW, IO, 6.354s, 2035	333,476	40,511	877,158	106,557	736,371	89,454
IFB Ser. 06-45, Class XS, IO, 6.354s, 2034	334,744	39,406	—	—	—	—
IFB Ser. 06-101, Class SA, IO, 6.334s, 2036	660,003	76,131	3,289,027	379,389	2,797,095	322,645
IFB Ser. 06-92, Class JI, IO, 6.334s, 2036	222,390	27,813	560,714	70,125	728,418	91,099
IFB Ser. 06-92, Class LI, IO, 6.334s, 2036	371,080	48,886	974,915	128,436	818,636	107,848
IFB Ser. 06-96, Class ES, IO, 6.334s,2036	202,474	24,075	1,224,015	145,538	933,737	111,024
IFB Ser. 06-99, Class AS, IO, 6.334s, 2036	304,773	35,964	779,839	92,023	976,488	115,229
IFB Ser. 06-60, Class YI, IO, 6.324s, 2036	360,402	53,148	787,855	116,185	709,374	104,611
IFB Ser. 06-95, Class SH, IO, 6.304s, 2036	2,115,120	237,242	2,875,669	322,548	—	—
IFB Ser. 06-86, Class SB, IO, 6.304s, 2036	521,768	70,773	2,547,044	345,481	2,000,697	271,375
IFB Ser. 09-12, Class AI, IO, 6.254s, 2037	—	—	3,544,023	432,973	2,947,269	360,068
IFB Ser. 07-15, Class NI, IO, 6.254s, 2022	121,498	12,849	1,518,726	160,610	1,154,231	122,064
IFB Ser. 07-109, Class XI, IO, 6.204s, 2037	167,698	26,545	754,643	119,452	670,794	106,180
IFB Ser. 06-79, Class SH, IO, 6.204s, 2036	820,452	120,512	—	—	—	—
IFB Ser. 07-30, Class LI, IO, 6.194s, 2037	1,104,524	127,539	3,230,476	373,023	2,503,196	289,044
IFB Ser. 07-30, Class OI, IO, 6.194s, 2037	1,838,811	224,464	4,526,530	552,554	3,480,526	424,868
IFB Ser. 07-86, Class SE, IO, 6.184s, 2037	2,079,653	226,000	—	—	—	—
IFB Ser. 07-89, Class SA, IO, 6.184s, 2037	777,283	87,600	2,413,193	271,967	2,294,306	258,568
IFB Ser. 07-44, Class SB, IO, 6.184s, 2037	1,045,942	124,990	—	—	—	—
IFB Ser. 07-54, Class IA, IO, 6.164s, 2037	191,711	24,232	941,058	118,947	788,907	99,715

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class IB, IO, 6.164s, 2037	$191,711	$24,232	$941,058	$118,947	$788,907	$99,715
IFB Ser. 07-54, Class IC, IO, 6.164s, 2037	191,711	24,232	941,058	118,947	788,907	99,715
IFB Ser. 07-54, Class ID, IO, 6.164s, 2037	191,711	24,232	941,058	118,947	788,907	99,715
IFB Ser. 07-54, Class IE, IO, 6.164s, 2037	191,711	24,232	941,058	118,947	788,907	99,715
IFB Ser. 07-54, Class IF, IO, 6.164s, 2037	284,524	32,680	1,400,556	160,868	1,173,090	134,741
IFB Ser. 07-54, Class UI, IO, 6.164s, 2037	131,890	17,270	1,315,659	172,272	1,076,154	140,912
IFB Ser. 07-15, Class CI, IO, 6.134s, 2037	1,280,740	147,272	3,719,902	427,752	2,928,433	336,741
IFB Ser. 06-124, Class SC, IO, 6.134s, 2037	1,175,648	127,874	1,598,033	173,816	—	—
IFB Ser. 06-115, Class JI, IO, 6.134s, 2036	907,102	105,405	2,626,533	305,203	2,064,671	239,915
IFB Ser. 08-12, Class SC, IO, 6.104s, 2038	1,150,608	118,478	—	—	—	—
IFB Ser. 09-43, Class SB, IO, 6.084s, 2039	115,234	16,426	108,512	15,468	116,194	16,563
IFB Ser. 06-123, Class LI, IO, 6.074s, 2037	614,372	68,503	1,780,990	198,580	1,401,321	156,247
IFB Ser. 07-81, Class IS, IO, 6.054s, 2037	217,713	23,794	1,653,062	180,663	1,565,199	171,061
IFB Ser. 08-11, Class SC, IO, 6.034s, 2038	216,287	25,202	—	—	—	—
IFB Ser. 07-39, Class AI, IO, 5.874s, 2037	316,135	32,473	1,606,227	164,992	1,352,151	138,893
IFB Ser. 07-32, Class SD, IO, 5.864s, 2037	224,374	24,707	1,111,401	122,384	933,398	102,783
IFB Ser. 07-30, Class UI, IO, 5.854s, 2037	187,962	20,209	922,652	99,200	773,476	83,161
IFB Ser. 07-32, Class SC, IO, 5.854s, 2037	294,678	35,176	1,471,896	175,702	1,235,555	147,489
IFB Ser. 07-1, Class CI, IO, 5.854s, 2037	210,941	25,899	1,038,641	127,521	870,307	106,854
IFB Ser. 05-74, Class NI, IO, 5.834s, 2035	374,575	54,446	—	—	—	—
IFB Ser. 09-12, Class DI, IO, 5.784s, 2037	399,696	44,578	4,199,547	468,375	3,511,485	391,636
IFB Ser. 05-58, Class IK, IO, 5.754s, 2035	262,662	40,220	908,938	139,180	877,346	134,343
Ser. 06-W3, Class 1AS, IO, 5.723s, 2046	1,175,820	121,256	3,446,739	355,445	3,452,120	356,000
IFB Ser. 07-75, Class ID, IO, 5.624s, 2037	121,409	14,089	1,139,318	132,214	915,796	106,275
Ser. 383, Class 18, IO, 5 1/2s, 2038	735,961	104,344	1,058,927	150,134	—	—
Ser. 383, Class 19, IO, 5 1/2s, 2038	670,036	95,111	963,399	136,754	—	—
Ser. 383, Class 6, IO, 5 1/2s, 2037	569,141	85,104	818,619	122,408	—	—
Ser. 383, Class 7, IO, 5 1/2s, 2037	561,664	78,374	808,045	112,753	—	—
Ser. 383, Class 20, IO, 5 1/2s, 2037	424,233	63,305	610,391	91,084	—	—
IFB Ser. 09-3, Class SE, IO, 5.254s, 2037	371,971	33,317	1,575,982	141,161	1,492,333	133,668
Ser. 385, Class 3, IO, 5s, 2038	1,545,430	220,089	609,734	86,834	235,543	33,544
Ser. 03-W12, Class 2, IO, 2.218s, 2043	842,643	55,086	1,679,011	109,762	1,381,060	90,284
Ser. 03-W10, Class 3, IO, 1.913s, 2043	256,597	13,610	1,053,535	55,878	821,961	43,596
Ser. 03-W10, Class 1, IO, 1.864s, 2043	747,103	40,367	3,571,272	192,959	5,197,269	280,813
Ser. 03-W8, Class 12, IO, 1.637s, 2042	1,146,652	47,616	4,068,741	168,957	3,132,790	130,091
Ser. 03-W17, Class 12, IO, 1.143s, 2033	—	—	1,343,662	37,703	1,289,987	36,197
Ser. 03-T2, Class 2, IO, 0.808s, 2042	550,869	10,857	5,302,114	104,499	3,770,009	74,303
Ser. 03-W6, Class 51, IO, 0.67s, 2042	366,993	7,017	1,641,590	31,386	1,300,112	24,857
Ser. 01-T12, Class IO, 0.565s, 2041	2,003,360	32,434	1,004,856	16,268	668,669	10,825
Ser. 03-W2, Class 1, IO, 0.466s, 2042	259,755	2,858	9,120,300	100,363	7,302,012	80,354
Ser. 02-T4, IO, 0.449s, 2041	5,369,651	62,250	5,643,874	65,429	3,568,867	41,374
Ser. 01-50, Class B1, IO, 0.437s, 2041	2,503,024	31,957	1,769,874	22,597	1,184,932	15,129
Ser. 02-T1, Class IO, IO, 0.424s, 2031	920,732	9,749	1,143,312	12,106	725,974	7,687
Ser. 03-W6, Class 3, IO, 0.368s, 2042	509,089	4,611	2,276,909	20,622	1,803,395	16,334
Ser. 03-W6, Class 23, IO, 0.352s, 2042	543,078	4,633	2,428,476	20,717	1,923,314	16,407
Ser. 02-W8, Class 1, IO, 0.348s, 2042	1,028,163	11,283	—	—	—	—
Ser. 01-79, Class BI, IO, 0.325s, 2045	834,607	7,642	5,688,166	52,081	4,044,633	37,033
Ser. 03-34, Class P1, PO, zero %, 2043	31,384	27,402	—	—	—	—
Ser. 07-64, Class LO, PO, zero %, 2037	—	—	—	—	564,759	491,273
Ser. 07-14, Class KO, PO, zero %, 2037	—	—	197,767	169,067	153,356	131,101
Ser. 06-125, Class OX, PO, zero %, 2037	—	—	65,056	58,275	63,161	56,578
Ser. 06-84, Class OT, PO, zero %, 2036	—	—	55,407	49,297	55,407	49,297
Ser. 06-56, Class XF, zero %, 2036	—	—	63,059	52,596	63,059	52,596
Ser. 06-46, Class OC, PO, zero %, 2036	—	—	68,814	61,504	—	—
Ser. 06-47, Class VO, PO, zero %, 2036	—	—	135,198	115,724	99,811	85,434
Ser. 05-117, Class MO, PO, zero %, 2036	—	—	27,220	26,436	—	—

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
Ser. 05-103, Class OA, PO, zero %, 2035	$—	$—	$174,000	$155,016	$115,000	$102,453
Ser. 05-50, Class LO, PO, zero %, 2035	30,623	28,363	—	—	—	—
Ser. 08-37, Class DO, PO, zero %, 2033	93,127	73,545	326,322	257,707	212,753	168,018
Ser. 04-61, Class JO, PO, zero %, 2032	72,832	64,957	268,184	239,185	197,512	176,155
Ser. 326, Class 1, PO, zero %, 2032	—	—	210,662	185,205	198,942	174,901
Ser. 318, Class 1, PO, zero %, 2032	—	—	79,426	70,403	74,976	66,458
Ser. 04-61, Class CO, PO, zero %, 2031	130,098	128,080	—	—	—	—
Ser. 314, Class 1, PO, zero %, 2031	—	—	380,200	341,074	359,026	322,079
FRB Ser. 07-76, Class SF, zero %, 2037	57,397	57,319	64,284	64,197	—	—
FRB Ser. 06-115, Class SN, zero %, 2036	67,694	65,703	373,672	362,683	318,839	309,463
FRB Ser. 06-104, Class EK, zero %, 2036	32,101	30,850	42,373	40,722	58,102	55,838
FRB Ser. 05-117, Class GF, zero %, 2036	78,638	72,786	87,422	80,917	76,547	70,850
FRB Ser. 05-91, Class EF, zero %, 2035	35,054	34,202	—	—	—	—
FRB Ser. 05-79, Class FE, zero %, 2035	15,184	13,824	—	—	—	—
FRB Ser. 05-65, Class ER, zero %, 2035	57,944	51,349	—	—	—	—
FRB Ser. 06-54, Class CF, zero %, 2035	—	—	—	—	21,644	21,208
FRB Ser. 05-57, Class UL, zero %, 2035	36,289	35,813	125,328	123,683	121,051	119,462
FRB Ser. 05-36, Class QA, zero %, 2035	—	—	53,473	50,707	51,613	48,943
FRB Ser. 05-65, Class CU, zero %, 2034	—	—	37,312	35,957	35,893	34,590
FRB Ser. 05-77, Class HF, zero %, 2034	—	—	45,427	44,877	33,348	32,944
FRB Ser. 06-1, Class HF, zero %, 2032	—	—	19,406	16,965	29,538	25,823
IFB Ser. 06-75, Class FY, zero %, 2036	—	—	105,007	104,694	82,385	82,139

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	13,471	14,881	—	—	33,804	37,343
IFB Ser. T-56, Class 2ASI, IO, 7.854s, 2043	132,139	21,473	593,456	96,437	471,773	76,663
Ser. T-51, Class 2A, 7 1/2s, 2042	87,284	95,276	—	—	223,459	243,920
Ser. T-56, Class A, IO, 0.524s, 2043	481,471	6,328	1,691,235	22,229	1,348,906	17,729
Ser. T-56, Class 1, IO, 0.234s, 2043	577,894	3,668	1,919,534	12,184	1,567,966	9,952
Ser. T-56, Class 3, IO, 0.141s, 2043	442,880	4,475	1,470,825	14,863	1,201,594	12,142
Ser. T-56, Class 2, IO, 0.036s, 2043	535,042	3	1,776,705	9	1,451,432	8

FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.232s, 2020	308,130	9,124	1,191,300	35,274	761,360	22,544

First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10,
Class 2A1, 5.723s, 2035	341,070	194,410	937,719	534,500	668,192	380,869

First Union National Bank-Bank
of America Commercial Mortgage 144A
Ser. 01-C1, Class 3, IO, 1.946s, 2033	—	—	6,131,009	96,870	5,460,787	86,280

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	—	—	580,000	502,328	538,000	465,952
Ser. 97-C2, Class G, 7 1/2s, 2029	71,000	61,770	185,000	160,950	288,000	250,560

First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2, Class G, 7s, 2035	—	—	—	—	703,000	562,400

Freddie Mac
IFB Ser. 3182, Class PS, 27.626s, 2032	192,213	273,606	—	—	359,653	511,949
IFB Ser. 3182, Class SP, 27.626s, 2032	198,360	258,152	—	—	—	—
IFB Ser. 3211, Class SI, IO, 26.642s, 2036	172,208	95,606	—	—	—	—
IFB Ser. 3408, Class EK, 24.814s, 2037	—	—	669,844	863,843	583,540	752,544
IFB Ser. 2976, Class KL, 23.491s, 2035	139,429	184,646	445,233	589,617	427,046	565,533
IFB Ser. 2979, Class AS, 23.381s, 2034	—	—	106,288	134,027	106,892	134,788
IFB Ser. 3065, Class DC, 19.13s, 2035	146,693	183,837	—	—	419,327	525,505
IFB Ser. 2990, Class LB, 16.324s, 2034	136,466	161,809	463,057	549,052	443,184	525,487
IFB Ser. 3031, Class BS, 16.117s, 2035	161,857	198,461	—	—	—	—
IFB Ser. 3489, Class SD, IO, 7.557s, 2032	233,109	30,914	965,165	127,996	862,980	114,445
IFB Ser. 2759, Class SG, IO, 7.307s, 2033	426,107	65,101	—	—	—	—

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Freddie Mac
IFB Ser. 2828, Class GI, IO, 7.257s, 2034	$202,462	$33,811	$663,739	$110,845	$662,985	$110,719
IFB Ser. 3184, Class SP, IO, 7.107s, 2033	143,422	16,989	1,352,765	160,239	1,086,807	128,736
IFB Ser. 3110, Class SP, IO, 7.057s, 2035	209,121	33,215	918,249	145,846	1,010,870	160,557
IFB Ser. 3269, Class KS, IO, 7.007s, 2037	3,803,186	456,382	—	—	—	—
IFB Ser. 3156, Class PS, IO, 7.007s, 2036	207,951	31,147	1,578,940	236,494	1,495,017	223,924
IFB Ser. 2869, Class JS, IO, 7.007s, 2034	370,599	32,158	1,214,950	105,425	1,213,569	105,305
IFB Ser. 2927, Class SI, IO, 7s, 2035	160,782	22,727	571,882	80,839	549,257	77,641
IFB Ser. 3149, Class LS, IO, 6.957s, 2036	1,145,055	191,820	3,324,403	556,904	2,616,934	438,389
IFB Ser. 3119, Class PI, IO, 6.957s, 2036	343,463	57,001	902,964	149,856	758,694	125,913
IFB Ser. 2882, Class NS, IO, 6.957s, 2034	1,723,994	205,397	2,479,398	295,396	—	—
IFB Ser. 2882, Class LS, IO, 6.957s, 2034	176,876	24,534	960,910	133,286	848,905	117,750
IFB Ser. 3149, Class SE, IO, 6.907s, 2036	—	—	932,841	142,519	783,101	119,642
IFB Ser. 3151, Class SI, IO, 6.907s, 2036	1,080,923	165,052	—	—	—	—
IFB Ser. 3157, Class SA, IO, 6.907s, 2036	573,429	85,665	2,352,173	351,391	2,011,178	300,450
IFB Ser. 2779, Class YS, IO, 6.907s, 2033	38,531	4,347	—	—	—	—
IFB Ser. 3203, Class SH, IO, 6.897s, 2036	84,747	12,902	800,694	121,902	643,402	97,955
IFB Ser. 2835, Class AI, IO, 6.857s, 2034	641,094	92,067	1,254,087	180,099	483,942	69,499
IFB Ser. 2815, Class PT, IO, 6.807s, 2032	190,308	23,576	676,222	83,773	649,411	80,452
IFB Ser. 2594, Class SE, IO, 6.807s, 2030	168,161	13,341	—	—	—	—
IFB Ser. 2828, Class TI, IO, 6.807s, 2030	108,778	12,354	331,256	37,621	332,240	37,733
IFB Ser. 3397, Class GS, IO, 6.757s, 2037	148,438	19,218	715,010	92,571	614,658	79,579
IFB Ser. 3287, Class SD, IO, 6.507s, 2037	445,736	59,649	1,298,295	173,739	1,016,703	136,056
IFB Ser. 3281, Class BI, IO, 6.507s, 2037	218,910	27,615	532,446	67,166	447,000	56,387
IFB Ser. 3281, Class CI, IO, 6.507s, 2037	170,268	20,937	792,297	97,427	684,506	84,172
IFB Ser. 3510, Class ID, IO, 6.507s, 2037	—	—	—	—	1,599,724	189,487
IFB Ser. 3249, Class SI, IO, 6.507s, 2036	238,473	32,016	476,946	64,032	397,455	53,360
IFB Ser. 3028, Class ES, IO, 6.507s, 2035	553,900	78,833	—	—	1,104,613	157,212
IFB Ser. 2922, Class SE, IO, 6.507s, 2035	230,969	25,595	803,976	89,093	770,806	85,417
IFB Ser. 3316, Class SA, IO, 6.487s, 2037	1,403,764	167,485	1,908,106	227,659	—	—
IFB Ser. 2981, Class AS, IO, 6.477s, 2035	184,169	21,454	1,130,566	131,700	1,070,595	124,714
IFB Ser. 3287, Class SE, IO, 6.457s, 2037	562,846	74,757	2,328,361	309,253	2,081,702	276,492
IFB Ser. 3136, Class NS, IO, 6.457s, 2036	802,738	103,834	1,084,008	140,216	1,209,708	156,476
IFB Ser. 3122, Class DS, IO, 6.457s, 2036	158,776	23,522	1,203,519	178,294	1,140,009	168,885
IFB Ser. 3123, Class LI, IO, 6.457s, 2036	299,498	43,846	1,234,315	180,704	1,082,342	158,455
IFB Ser. 3118, Class SD, IO, 6.457s, 2036	387,389	46,999	1,348,682	163,625	1,292,951	156,864
IFB Ser. 3107, Class DC, IO, 6.457s, 2035	1,676,802	245,739	1,358,475	199,087	1,190,934	174,534
IFB Ser. 3001, Class IH, IO, 6.457s, 2035	1,432,034	183,816	162,348	20,839	142,563	18,299
IFB Ser. 2950, Class SM, IO, 6.457s, 2016	185,318	19,731	1,038,785	110,601	952,684	101,433
IFB Ser. 3256, Class S, IO, 6.447s, 2036	156,681	18,413	1,473,913	173,210	1,184,122	139,155
IFB Ser. 3031, Class BI, IO, 6.447s, 2035	132,328	22,606	371,840	63,524	373,163	63,750
IFB Ser. 3244, Class SB, IO, 6.417s, 2036	281,961	32,693	740,999	85,919	622,493	72,178
IFB Ser. 3249, Class SM, IO, 6.407s, 2036	1,905,768	238,069	1,621,037	202,500	1,252,953	156,519
IFB Ser. 3236, Class IS, IO, 6.407s, 2036	518,556	71,626	1,363,513	188,337	1,144,377	158,069
IFB Ser. 3240, Class SM, IO, 6.407s, 2036	1,900,335	227,022	1,616,415	193,104	1,249,381	149,256
IFB Ser. 3147, Class SD, IO, 6.407s, 2036	734,181	84,402	3,036,868	349,121	2,715,385	312,163
IFB Ser. 3398, Class SI, IO, 6.407s, 2036	—	—	2,507,222	288,556	2,131,224	245,283
IFB Ser. 3067, Class SI, IO, 6.407s, 2035	655,777	93,058	3,354,854	476,069	2,810,882	398,877
IFB Ser. 3033, Class SG, IO, 6.407s, 2035	315,511	37,694	—	—	—	—
IFB Ser. 3114, Class TS, IO, 6.407s, 2030	650,156	78,539	2,105,298	254,320	2,121,666	256,297
IFB Ser. 3128, Class JI, IO, 6.387s, 2036	464,263	55,294	1,271,088	151,387	1,440,437	171,556
IFB Ser. 2990, Class LI, IO, 6.387s, 2034	198,947	25,779	703,374	91,141	673,211	87,233
IFB Ser. 3240, Class S, IO, 6.377s, 2036	1,006,647	118,090	2,933,847	344,170	2,311,315	271,140
IFB Ser. 3229, Class BI, IO, 6.377s, 2036	70,548	7,891	235,616	26,354	299,315	33,479
IFB Ser. 3065, Class DI, IO, 6.377s, 2035	67,798	8,990	286,787	38,026	288,143	38,206
IFB Ser. 3145, Class GI, IO, 6.357s, 2036	391,993	51,140	1,073,250	140,018	1,216,530	158,711
IFB Ser. 3114, Class GI, IO, 6.357s, 2036	135,780	18,090	384,258	51,195	422,956	56,351

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Freddie Mac
IFB Ser. 3114, Class IP, IO, 6.357s, 2036	$1,957,633	$223,523	$1,221,054	$139,420	$1,037,832	$118,500
IFB Ser. 3510, Class IB, IO, 6.357s, 2036	—	—	642,653	95,942	704,785	105,217
IFB Ser. 3218, Class AS, IO, 6.337s, 2036	100,106	12,223	955,444	116,657	801,483	97,859
IFB Ser. 3221, Class SI, IO, 6.337s, 2036	403,129	49,835	1,059,689	130,999	889,493	109,959
IFB Ser. 3153, Class UI, IO, 6.327s, 2036	1,962,256	351,175	436,219	78,068	2,577,325	461,251
IFB Ser. 3153, Class QI, IO, 6.307s, 2036	531,598	77,836	435,273	63,733	—	—
IFB Ser. 3346, Class SC, IO, 6.307s, 2033	17,269,182	2,131,190	12,613,966	1,556,689	7,316,624	902,945
IFB Ser. 3346, Class SB, IO, 6.307s, 2033	7,373,603	906,584	667,342	82,050	1,520,554	186,952
IFB Ser. 3349, Class AS, IO, 6.257s, 2037	—	—	—	—	5,349,077	621,991
IFB Ser. 3510, Class IA, IO, 6.257s, 2037	—	—	1,927,253	212,884	1,671,500	184,634
IFB Ser. 3201, Class SG, IO, 6.257s, 2036	550,549	63,709	1,448,318	167,599	1,216,211	140,740
IFB Ser. 3203, Class SE, IO, 6.257s, 2036	472,417	52,193	1,240,807	137,084	1,042,227	115,145
IFB Ser. 3238, Class LI, IO, 6.247s, 2036	470,151	52,986	—	—	—	—
IFB Ser. 3171, Class PS, IO, 6.242s, 2036	259,575	30,498	1,245,959	146,391	1,053,132	123,735
IFB Ser. 3171, Class ST, IO, 6.242s, 2036	535,727	62,948	2,208,117	259,454	1,936,418	227,529
IFB Ser. 3510, Class CI, IO, 6.237s, 2037	—	—	3,260,788	381,643	2,711,046	317,301
IFB Ser. 3152, Class SY, IO, 6.237s, 2036	355,045	45,637	990,602	127,332	1,087,494	139,787
IFB Ser. 3510, Class DI, IO, 6.237s, 2035	585,894	71,005	1,118,113	135,504	1,118,113	135,504
IFB Ser. 3181, Class PS, IO, 6.227s, 2036	172,426	23,003	820,352	109,443	694,261	92,621
IFB Ser. 3284, Class BI, IO, 6.207s, 2037	330,511	39,938	868,834	104,987	729,820	88,189
IFB Ser. 3199, Class S, IO, 6.207s, 2036	231,451	26,858	611,830	70,997	894,857	103,839
IFB Ser. 3284, Class LI, IO, 6.197s, 2037	1,302,953	148,406	3,990,209	454,485	3,103,496	353,488
IFB Ser. 3281, Class AI, IO, 6.187s, 2037	2,470,343	291,130	2,100,871	247,588	1,624,088	191,399
IFB Ser. 3012, Class UI, IO, 6.177s, 2035	79,928	9,492	—	—	—	—
IFB Ser. 3311, Class IA, IO, 6.167s, 2037	266,418	30,952	1,301,986	151,265	1,090,507	126,695
IFB Ser. 3311, Class IB, IO, 6.167s, 2037	266,418	30,952	1,301,986	151,265	1,090,507	126,695
IFB Ser. 3311, Class IC, IO, 6.167s, 2037	266,418	30,952	1,301,986	151,265	1,090,507	126,695
IFB Ser. 3311, Class ID, IO, 6.167s, 2037	266,418	30,952	1,301,986	151,265	1,090,507	126,695
IFB Ser. 3311, Class IE, IO, 6.167s, 2037	266,418	30,952	1,928,896	224,099	1,600,765	185,977
IFB Ser. 3510, Class AS, IO, 6.167s, 2037	376,385	46,077	7,794,894	954,251	7,003,066	857,315
IFB Ser. 3240, Class GS, IO, 6.137s, 2036	636,262	70,969	1,834,331	204,601	1,448,513	161,567
IFB Ser. 3257, Class SI, IO, 6.077s, 2036	275,555	32,431	786,507	92,568	618,267	72,767
IFB Ser. 3225, Class EY, IO, 6.047s, 2036	2,222,276	222,139	4,793,252	479,133	4,502,567	450,077
IFB Ser. 3225, Class JY, IO, 6.047s, 2036	1,195,603	129,412	3,417,331	369,892	2,687,788	290,926
IFB Ser. 3339, Class TI, IO, 5.897s, 2037	181,414	19,270	1,710,477	181,687	1,374,327	145,981
IFB Ser. 3284, Class CI, IO, 5.877s, 2037	976,013	103,984	2,847,668	303,391	2,232,954	237,899
IFB Ser. 3012, Class WI, IO, 5.857s, 2035	139,195	19,480	—	—	—	—
IFB Ser. 3510, Class IC, IO, 5.837s, 2037	—	—	—	—	2,516,445	267,322
IFB Ser. 3012, Class IG, IO, 5.837s, 2035	319,722	46,531	—	—	—	—
IFB Ser. 3309, Class SG, IO, 5.827s, 2037	747,880	77,854	2,321,906	241,710	2,207,516	229,802
IFB Ser. 2965, Class SA, IO, 5.807s, 2032	193,250	19,814	1,189,197	121,928	1,126,126	115,462
IFB Ser. 3510, Class BI, IO, 5.787s, 2037	—	—	3,522,590	382,271	2,706,508	293,710
IFB Ser. 3397, Class SQ, IO, 5.727s, 2037	662,408	66,168	3,085,852	308,246	2,664,981	266,205
IFB Ser. 3424, Class UI, IO, 5.517s, 2037	696,958	71,408	—	—	—	—
IFB Ser. 248, IO, 5 1/2s, 2037	1,145,997	183,181	—	—	—	—
Ser. 3327, Class IF, IO, zero %, 2037	122,535	1,289	262,575	2,762	215,127	2,263
Ser. 246, PO, zero %, 2037	79,082	71,495	—	—	—	—
Ser. 3391, PO, zero %, 2037	—	—	73,595	61,835	73,595	61,835
Ser. 3292, Class DO, PO, zero %, 2037	—	—	136,805	120,843	108,958	96,245
Ser. 3274, Class MO, PO, zero %, 2037	—	—	70,862	62,551	94,955	83,819
Ser. 3300, PO, zero %, 2037	—	—	—	—	387,685	329,714
Ser. 3252, Class LO, PO, zero %, 2036	—	—	295,045	256,795	191,530	166,700
Ser. 3226, Class YI, IO, zero %, 2036	121,884	384	—	—	—	—
Ser. 3206, Class EO, PO, zero %, 2036	—	—	56,874	50,780	56,874	50,780
Ser. 2858, Class MO, PO, zero %, 2034	—	—	27,495	26,487	20,322	19,578
Ser. 2587, Class CO, PO, zero %, 2032	61,089	58,671	—	—	600,500	576,736

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Freddie Mac
Ser. 201, PO, zero %, 2029	$—	$—	$233,735	$202,916	$220,692	$191,593
Ser. 1208, Class F, PO, zero %, 2022	5,847	5,483	—	—	—	—
FRB Ser. 3349, Class DO, zero %, 2037	—	—	172,406	170,066	145,339	143,366
FRB Ser. 3326, Class XF, zero %, 2037	—	—	132,571	129,723	112,974	110,546
FRB Ser. 3326, Class YF, zero %, 2037	—	—	375,578	370,953	338,955	334,781
FRB Ser. 3263, Class TA, zero %, 2037	—	—	79,207	74,726	64,168	60,538
FRB Ser. 3283, Class HF, zero %, 2036	—	—	5,421	5,382	—	—
FRB Ser. 3231, Class X, zero %, 2036	—	—	49,183	48,686	53,356	52,817
FRB Ser. 3147, Class SF, zero %, 2036	—	—	260,749	255,219	194,898	190,764
FRB Ser. 3130, Class JF, zero %, 2036	30,790	30,536	—	—	—	—
FRB Ser. 3117, Class AF, zero %, 2036	—	—	57,318	53,229	—	—
FRB Ser. 3047, Class BD, zero %, 2035	—	—	128,400	120,058	94,483	88,345
FRB Ser. 3326, Class WF, zero %, 2035	177,566	169,833	354,511	339,072	370,032	353,917
FRB Ser. 3036, Class AS, zero %, 2035	—	—	69,022	63,055	—	—
FRB Ser. 3003, Class XF, zero %, 2035	111,140	106,308	395,662	378,456	381,769	365,167
FRB Ser. 3112, Class XM, zero %, 2034	12,108	12,026	—	—	—	—
FRB Ser. 2947, Class GF, zero %, 2034	57,006	54,531	116,800	111,727	85,890	82,160

GE Capital Commercial Mortgage Corp.
144A
Ser. 05-C2, Class XC, IO, 0.168s, 2043	11,489,204	71,010	20,364,149	125,863	19,582,033	121,029
Ser. 05-C3, Class XC, IO, 0.117s, 2045	24,761,879	63,958	48,102,033	124,244	48,473,598	125,203
Ser. 07-C1, Class XC, IO, 0.103s, 2019	25,442,707	94,138	71,125,170	263,163	56,062,587	207,432

GMAC Commercial Mortgage
Securities, Inc.
Ser. 97-C1, Class X, IO, 1.36s, 2029	328,988	15,766	—	—	—	—
Ser. 05-C1, Class X1, IO, 0.216s, 2043	4,268,016	27,928	17,952,437	117,471	19,498,481	127,588

GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	—	—	298,539	229,875	261,289	201,193
Ser. 06-C1, Class XC, IO, 0.07s, 2045	19,547,725	56,293	—	—	35,509,889	102,261

Government National Mortgage Association
IFB Ser. 06-34, Class SA, 38.063s, 2036	—	—	66,054	95,283	61,861	89,233
IFB Ser. 04-2, Class SI, IO, 13.918s, 2034	1,735,070	522,169	3,519,728	1,059,262	3,491,077	1,050,640
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	288,278	51,790	—	—	—	—
IFB Ser. 08-47, Class S, IO, 7.459s, 2038	530,999	67,967	1,144,903	146,546	1,075,702	137,689
IFB Ser. 05-68, Class PU, IO, 7.054s, 2032	484,087	67,202	—	—	—	—
IFB Ser. 04-59, Class SC, IO, 6.959s, 2034	129,853	18,599	617,559	88,452	523,229	74,942
IFB Ser. 04-26, Class IS, IO, 6.959s, 2034	480,358	39,941	60,390	5,021	45,675	3,798
IFB Ser. 05-68, Class SN, IO, 6.958s, 2034	—	—	259,645	28,727	251,498	27,826
IFB Ser. 07-47, Class SA, IO, 6.859s, 2036	773,126	96,293	—	—	—	—
IFB Ser. 04-47, Class SY, IO, 6.819s, 2034	61,479	7,314	139,251	16,565	134,947	16,053
IFB Ser. 04-96, Class KS, IO, 6.754s, 2034	92,311	12,924	120,004	16,801	116,312	16,284
IFB Ser. 04-5, Class PS, IO, 6.704s, 2033	457,000	73,760	1,552,000	250,493	1,463,000	236,128
IFB Ser. 07-35, Class NY, IO, 6.659s, 2035	518,823	53,262	82,353	8,454	—	—
IFB Ser. 07-35, Class TY, IO, 6.654s, 2035	—	—	1,791,096	132,290	1,457,046	107,617
IFB Ser. 07-36, Class SW, IO, 6.654s, 2035	276,516	15,353	—	—	—	—
IFB Ser. 04-70, Class SP, IO, 6.654s, 2034	—	—	—	—	61,239	8,114
IFB Ser. 07-22, Class S, IO, 6.554s, 2037	328,392	37,870	855,784	98,689	720,660	83,107
IFB Ser. 07-8, Class SH, IO, 6.554s, 2037	275,907	35,454	511,961	65,787	617,418	79,338
IFB Ser. 05-84, Class AS, IO, 6.554s, 2035	678,445	80,406	207,795	24,627	158,479	18,782
IFB Ser. 05-18, Class S, IO, 6.554s, 2035	—	—	—	—	57,825	7,603
IFB Ser. 05-77, Class CS, IO, 6.554s, 2032	99,398	8,930	127,230	11,431	123,254	11,074
IFB Ser. 07-35, Class PY, IO, 6.509s, 2037	3,829,590	516,133	—	—	—	—
IFB Ser. 07-51, Class SJ, IO, 6.504s, 2037	224,110	23,056	1,071,602	110,246	907,599	93,374
IFB Ser. 04-104, Class IS, IO, 6.504s, 2034	82,159	9,585	—	—	45,187	5,272
IFB Ser. 07-53, Class SY, IO, 6.489s, 2037	1,503,857	155,093	409,272	42,208	349,187	36,012

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-58, Class PS, IO, 6.454s, 2037	$573,652	$52,119	$442,262	$40,181	$3,064,057	$278,382
IFB Ser. 04-88, Class S, IO, 6.454s, 2032	606,933	38,151	61,969	3,895	45,566	2,864
IFB Ser. 07-37, Class SU, IO, 6.449s, 2037	—	—	103,407	13,460	75,479	9,825
IFB Ser. 07-37, Class YS, IO, 6.429s, 2037	—	—	145,198	16,711	174,730	20,110
IFB Ser. 07-59, Class PS, IO, 6.424s, 2037	168,691	13,789	809,888	66,201	674,767	55,156
IFB Ser. 07-59, Class SP, IO, 6.424s, 2037	536,496	44,680	3,627,330	302,088	1,373,704	114,403
IFB Ser. 07-68, Class PI, IO, 6.404s, 2037	162,882	15,515	1,140,171	108,608	895,849	85,335
IFB Ser. 07-16, Class KU, IO, 6.404s, 2037	2,928,141	351,816	2,765,013	332,216	2,415,030	290,166
IFB Ser. 06-36, Class SN, IO, 6.364s, 2036	—	—	—	—	208,925	19,386
IFB Ser. 08-6, Class TI, IO, 6.359s, 2032	149,047	10,576	234,749	16,658	227,297	16,129
IFB Ser. 03-110, Class SP, IO, 6.359s, 2030	45,260	4,030	—	—	119,437	10,636
IFB Ser. 04-22, Class SE, IO, 6.354s, 2034	423,713	41,524	1,439,320	141,053	1,356,629	132,950
IFB Ser. 07-17, Class AI, IO, 6.309s, 2037	608,411	86,102	3,355,057	474,808	2,793,157	395,288
IFB Ser. 09-13, Class SD, IO, 6.309s, 2033	—	—	2,099,865	174,186	2,099,865	174,186
IFB Ser. 07-78, Class SA, IO, 6.289s, 2037	568,212	58,936	—	—	—	—
IFB Ser. 08-2, Class SM, IO, 6.259s, 2038	1,860,732	187,404	234,151	23,583	176,898	17,816
IFB Ser. 07-9, Class AI, IO, 6.259s, 2037	343,585	36,004	1,312,094	137,494	1,046,014	109,612
IFB Ser. 06-26, Class S, IO, 6.254s, 2036	3,909,623	400,611	492,043	50,419	372,954	38,216
IFB Ser. 06-38, Class SW, IO, 6.254s, 2036	1,146,262	99,278	1,779,520	154,124	1,169,958	101,330
IFB Ser. 06-28, Class GI, IO, 6.254s, 2035	232,191	19,467	1,405,734	117,859	1,072,834	89,948
IFB Ser. 09-35, Class SP, IO, 6.159s, 2037	806,831	93,358	2,230,031	258,037	2,509,503	290,375
IFB Ser. 05-71, Class SA, IO, 6.119s, 2035	902,768	105,914	106,746	12,524	79,297	9,303
IFB Ser. 05-65, Class SI, IO, 6.104s, 2035	109,143	11,400	702,916	73,420	706,509	73,795
IFB Ser. 05-92, Class SP, IO, 6.054s, 2035	2,535,257	234,258	3,935,673	363,656	2,588,126	239,143
IFB Ser. 06-16, Class SX, IO, 6.044s, 2036	1,319,715	128,804	165,946	16,196	125,637	12,262
IFB Ser. 07-17, Class IC, IO, 6.009s, 2037	642,791	76,902	1,883,585	225,347	1,434,452	171,614
IFB Ser. 05-66, Class S, IO, 6.009s, 2035	1,713,592	215,124	2,660,197	333,961	1,749,400	219,620
IFB Ser. 07-17, Class IB, IO, 6.004s, 2037	126,106	16,775	756,632	100,647	630,526	83,873
IFB Ser. 06-10, Class SM, IO, 6.004s, 2036	952,121	92,099	—	—	3,242,952	313,691
IFB Ser. 06-14, Class S, IO, 6.004s, 2036	225,707	21,527	1,083,395	103,331	917,357	87,495
IFB Ser. 05-57, Class PS, IO, 6.004s, 2035	937,101	96,258	—	—	—	—
IFB Ser. 06-11, Class ST, IO, 5.994s, 2036	138,543	13,038	662,162	62,316	561,020	52,798
IFB Ser. 07-25, Class KS, IO, 5.959s, 2037	285,550	26,296	570,314	52,520	416,133	38,322
IFB Ser. 07-21, Class S, IO, 5.959s, 2037	304,331	27,978	1,505,190	138,378	1,266,726	116,455
IFB Ser. 07-7, Class JI, IO, 5.954s, 2037	204,974	21,414	1,949,432	203,657	1,635,429	170,853
IFB Ser. 07-17, Class SI, IO, 5.947s, 2037	—	—	229,308	24,713	222,005	23,926
IFB Ser. 07-31, Class AI, IO, 5.939s, 2037	219,141	29,067	1,060,165	140,621	911,252	120,869
IFB Ser. 05-17, Class S, IO, 5.934s, 2035	740,655	83,101	93,349	10,474	70,559	7,917
IFB Ser. 07-62, Class S, IO, 5.909s, 2037	816,975	76,796	103,170	9,698	78,022	7,334
IFB Ser. 07-43, Class SC, IO, 5.859s, 2037	112,029	11,077	1,044,680	103,292	852,079	84,248
IFB Ser. 06-16, Class SJ, IO, 5.854s, 2036	66,178	5,962	—	—	52,108	4,694
IFB Ser. 05-27, Class SP, IO, 5.854s, 2035	—	—	—	—	83,317	8,817
IFB Ser. 05-3, Class SN, IO, 5.854s, 2035	2,050,921	217,869	164,293	17,453	118,917	12,633
IFB Ser. 04-87, Class SD, IO, 5.854s, 2034	31,934	3,560	—	—	51,095	5,696
IFB Ser. 04-83, Class CS, IO, 5.834s, 2034	47,071	5,104	—	—	124,269	13,476
IFB Ser. 07-28, Class SB, IO, 5.804s, 2037	—	—	135,630	14,332	131,109	13,854
IFB Ser. 04-89, Class HS, IO, 5.754s, 2034	332,925	34,927	795,421	83,448	958,824	100,590
IFB Ser. 04-41, Class SG, IO, 5.754s, 2034	1,646,456	88,666	207,400	11,169	156,745	8,441
Ser. 07-73, Class MO, PO, zero %, 2037	—	—	351,204	312,515	134,196	119,413
Ser. 06-36, Class OD, PO, zero %, 2036	—	—	48,171	40,466	35,463	29,791
Ser. 99-31, Class MP, PO, zero %, 2029	9,301	7,846	43,941	37,068	21,970	18,534
FRB Ser. 07-73, Class KI, IO, zero %, 2037	—	—	3,509,548	55,525	1,344,454	21,271
FRB Ser. 07-73, Class KM, zero %, 2037	—	—	350,705	333,760	134,695	128,187
FRB Ser. 07-49, Class UF, zero %, 2037	19,743	19,688	37,886	37,779	31,660	31,571
FRB Ser. 07-35, Class UF, zero %, 2037	51,807	50,117	107,891	104,373	88,880	85,981
FRB Ser. 07-22, Class TA, zero %, 2037	31,753	31,403	32,612	32,252	28,035	27,725

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Government National Mortgage Association
FRB Ser. 06-56, Class YF, zero %, 2036	$29,056	$28,952	$55,787	$55,588	$40,968	$40,823
FRB Ser. 98-2, Class EA, PO, zero %, 2028	12,773	10,452	2,437	1,994	—	—

Greenwich Capital Commercial
Funding Corp.
Ser. 07-GG9, Class A2, 5.381s, 2039	915,000	908,677	—	—	—	—
Ser. 05-GG5, Class A2, 5.117s, 2037	68,000	67,834	657,000	655,394	958,000	955,659
Ser. 05-GG5, Class XC, IO, 0.096s, 2037	12,683,405	37,501	40,400,046	119,451	40,510,823	119,778

Greenwich Capital Commercial
Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.546s, 2042	10,052,954	131,500	27,785,080	363,448	23,761,444	310,816

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.999s, 2045	318,000	307,110	1,426,000	1,377,168	1,118,000	1,079,715
Ser. 06-GG6, Class A2, 5.506s, 2038	366,000	368,529	601,000	605,152	—	—

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	—	—	280,000	263,200	282,000	265,080
FRB Ser. 07-EOP, Class J, 1.104s, 2020	130,000	97,838	383,000	288,245	240,000	180,624
Ser. 06-GG8, Class X, IO, 0.666s, 2039	2,174,799	54,315	10,057,080	251,171	8,408,362	209,995
Ser. 03-C1, Class X1, IO, 0.343s, 2040	5,113,829	102,881	4,205,344	84,604	6,060,532	121,926
Ser. 04-C1, Class X1, IO, 0.329s, 2028	2,033,633	9,490	2,770,617	12,929	2,770,617	12,929
Ser. 06-GG6, Class XC, IO, 0.073s, 2038	3,434,465	7,748	34,366,302	77,527	24,830,495	56,015

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	27,875	23,305	—	—	54,975	45,962
Ser. 05-RP3, Class 1A3, 8s, 2035	95,715	77,558	—	—	187,817	152,190
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	75,170	60,131	—	—	147,333	117,856

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	59,115	48,525	161,368	132,459	154,578	126,885
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	65,092	52,802	179,355	145,491	171,219	138,891
Ser. 05-RP1, Class 1A2, 7 1/2s, 2035	81,518	68,056	—	—	—	—
IFB Ser. 04-4, Class 1AS, IO, 5.778s, 2034	2,096,675	217,530	1,295,994	134,459	6,303,888	654,028

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.815s, 2035	137,089	105,559	326,379	251,312	342,967	264,084

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (In default) †	—	—	48,565	874	53,330	960

HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.051s, 2037	2,555,113	1,507,517	3,339,759	1,970,458	1,338,392	789,652

HVB Mortgage Capital Corp.
Ser. 03-FL1A, Class K, 3.099s, 2022	118,000	43,660	—	—	—	—

IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 0.356s, 2037 F	609,553	307,824	2,549,770	1,287,634	2,497,006	1,260,988

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 5.957s, 2036	712,611	406,292	479,982	273,660	451,271	257,291
FRB Ser. 07-AR15, Class 1A1, 5.939s, 2037	2,235,003	1,251,602	1,590,692	890,788	1,497,500	838,600
FRB Ser. 07-AR9, Class 2A1, 5.89s, 2037	2,286,389	1,211,786	1,616,065	856,514	1,500,813	795,431
FRB Ser. 05-AR31, Class 3A1, 5.512s, 2036	3,229,019	1,872,831	—	—	—	—
FRB Ser. 05-AR5, Class 4A1, 5.253s, 2035	3,215,616	2,084,111	—	—	—	—
FRB Ser. 06-AR11, Class 4A1, 5.209s, 2036	—	—	—	—	1,109,707	534,393
FRB Ser. 07-AR11, Class 1A1, 5.126s, 2037	696,127	368,947	1,485,626	787,382	1,296,380	687,081

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.048s, 2036	1,165,391	587,354	—	—	—	—
FRB Ser. 06-A1, Class 5A1, 5.93s, 2036	1,589,902	985,739	1,123,603	696,634	1,043,395	646,905
FRB Ser. 06-A6, Class 1A1, 0.406s, 2036	1,062,523	507,562	697,810	333,340	656,597	313,653

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	64,000	58,240	204,000	185,640	204,000	185,640
FRB Ser. 07-LD12, Class AM, 6.26s, 2051	332,000	228,234	1,433,000	985,120	—	—
FRB Ser. 07-LD12, Class A3, 6.188s, 2051	3,282,000	3,063,268	12,789,000	11,936,667	—	—
FRB Ser. 07-LD11, Class A3, 6.006s, 2049	407,000	387,089	1,778,000	1,691,019	1,394,000	1,325,805

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 07-CB20, Class A3, 5.863s, 2051	$816,000	$780,674	$3,569,000	$3,414,494	$2,789,000	$2,668,261
Ser. 07-LD12, Class A2, 5.827s, 2051	190,000	190,525	—	—	—	—
Ser. 06-CB15, Class A4, 5.814s, 2043	477,000	428,060	1,612,000	1,446,609	1,381,000	1,239,309
Ser. 07-CB20, Class A4, 5.794s, 2051	174,000	150,851	793,000	687,500	617,000	534,915
Ser. 05-LDP2, Class AM, 4.78s, 2042	100,000	82,685	420,000	347,278	400,000	330,741
Ser. 06-LDP8, Class X, IO, 0.761s, 2045	2,888,226	71,260	13,362,002	329,677	11,171,104	275,621
Ser. 06-CB17, Class X, IO, 0.7s, 2043	2,406,867	55,105	13,148,165	301,026	14,108,535	323,014
Ser. 08-C2, Class X, IO, 0.643s, 2051	71,208,636	952,679	—	—	—	—
Ser. 06-LDP9, Class X, IO, 0.64s, 2047	3,195,454	58,321	5,572,753	101,709	5,223,529	95,336
Ser. 07-LDPX, Class X, IO, 0.525s, 2049	4,813,842	55,351	20,307,181	233,496	16,095,941	185,074
Ser. 06-CB16, Class X1, IO, 0.124s, 2045	3,282,705	38,708	15,186,834	179,076	12,696,881	149,715

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	38,000	37,755	240,000	238,450	260,000	258,320
Ser. 03-ML1A, Class X1, IO, 0.82s, 2039	621,861	20,689	—	—	—	—
Ser. 05-LDP2, Class X1, IO, 0.26s, 2042	16,523,932	196,559	40,437,197	481,017	—	—
Ser. 05-CB12, Class X1, IO, 0.149s, 2037	4,105,672	27,655	11,751,927	79,159	11,297,008	76,094
Ser. 07-CB20, Class X1, IO, 0.112s, 2051	6,844,400	55,024	38,504,360	309,548	31,182,814	250,688
Ser. 06-LDP6, Class X1, IO, 0.092s, 2043	—	—	22,541,134	79,086	16,250,493	57,015

Key Commercial Mortgage
Ser. 07-SL1, Class A2, 5.742s, 2040	1,091,000	600,050	—	—	—	—
Ser. 07-SL1, Class A1, 5.479s, 2040	594,638	475,710	—	—	—	—

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	—	—	149,428	103,934	136,004	94,597
Ser. 99-C1, Class G, 6.41s, 2031	—	—	159,961	89,248	145,590	81,230
Ser. 98-C4, Class G, 5.6s, 2035	—	—	132,000	125,730	127,000	120,968
Ser. 98-C4, Class H, 5.6s, 2035 F	—	—	223,000	157,173	215,000	151,535

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	1,022,000	1,021,818	—	—	—	—
Ser. 06-C7, Class A2, 5.3s, 2038	173,000	172,647	—	—	—	—
Ser. 04-C7, Class A6, 4.786s, 2029	121,000	113,492	362,000	339,537	400,000	375,179
Ser. 07-C2, Class XW, IO, 0.741s, 2040	1,179,008	28,013	4,589,353	109,044	3,612,831	85,842

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.914s, 2038	1,775,201	56,099	9,487,630	299,822	10,200,694	322,356
Ser. 03-C5, Class XCL, IO, 0.485s, 2037	1,305,338	24,004	6,029,594	110,878	5,039,669	92,674
Ser. 05-C3, Class XCL, IO, 0.349s, 2040	3,141,355	55,948	14,075,052	250,677	11,603,802	206,664
Ser. 05-C5, Class XCL, IO, 0.27s, 2020	4,905,359	57,020	13,668,537	158,884	14,729,681	171,219
Ser. 05-C2, Class XCL, IO, 0.192s, 2040	14,574,380	118,372	29,115,720	236,475	38,613,801	313,617
Ser. 05-C7, Class XCL, IO, 0.168s, 2040	12,087,144	81,639	31,390,581	212,018	31,474,825	212,587
Ser. 06-C7, Class XCL, IO, 0.137s, 2038	3,343,545	46,313	16,395,500	227,104	15,357,231	212,722
Ser. 07-C2, Class XCL, IO, 0.124s, 2040	10,127,299	104,663	39,437,914	407,579	31,044,215	320,833
Ser. 06-C1, Class XCL, IO, 0.123s, 2041	10,380,202	86,612	—	—	30,224,477	252,193

Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.193s, 2017	175,000	118,291	184,000	124,375	214,000	144,653
FRB Ser. 05-LLFA, Class J, 1.043s, 2018	23,000	10,851	93,000	43,874	89,000	41,987

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.476s, 2034	10,548	7,249	25,975	17,851	26,041	17,897

MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036	1,268,365	857,732	877,418	593,354	814,914	551,086

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	110,311	84,830	—	—	418,640	321,936
Ser. 05-1, Class 1A4, 7 1/2s, 2034	82,938	68,061	231,042	189,598	220,463	180,917

Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 0.866s, 2027	239,084	152,324	343,426	218,802	282,628	180,067

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	$16,063,996	$180,461	$47,013,335	$528,143	$40,208,069	$451,693

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.743s, 2022	554,794	388,356	491,817	344,272	579,784	405,849

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.985s, 2030	—	—	137,000	106,051	127,000	98,310
FRB Ser. 05-A9, Class 3A1, 5.259s, 2035	345,390	272,440	1,003,102	791,236	1,090,674	860,312
Ser. 96-C2, Class JS, IO, 2.261s, 2028	235,561	8,245	138,928	4,862	53,007	1,855

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.022s, 2050	219,000	189,871	981,000	850,519	771,000	668,451
FRB Ser. 07-C1, Class A4, 6.022s, 2050	191,000	162,656	645,000	549,284	552,000	470,085
FRB Ser. 07-C1, Class A2, 5.918s, 2050	248,000	248,372	—	—	—	—
Ser. 05-MCP1, Class XC, IO, 0.262s, 2043	4,380,321	32,852	14,826,362	111,198	14,261,067	106,958

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.384s, 2039	2,516,474	48,820	6,867,059	133,221	8,127,384	157,671
Ser. 05-LC1, Class X, IO, 0.1s, 2044	2,388,885	14,331	7,202,665	43,208	7,926,627	47,551

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	417,000	315,502	2,122,000	1,605,505	—	—
FRB Ser. 07-8, Class A2, 6.119s, 2049	257,000	249,547	1,160,000	1,126,360	905,000	878,755
Ser. 06-1, Class A2, 5.439s, 2039	352,000	354,625	—	—	—	—

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, IO, 4.85s, 2017	—	—	637,537	38,252	535,887	32,153

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	200,047	17,504	509,211	44,556	498,682	43,635
Ser. 05-C3, Class X, IO, 5.555s, 2044	403,590	29,260	638,530	46,293	639,505	46,364
Ser. 06-C4, Class X, IO, 5.454s, 2016	966,866	65,263	2,421,451	163,448	2,490,989	168,142

Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.635s, 2043	873,662	25,083	2,534,492	72,765	4,078,252	117,087

Morgan Stanley Capital I
Ser. 98-CF1, Class D, 7.35s, 2032	45,892	41,598	—	—	—	—
FRB Ser. 08-T29, Class A3, 6.458s, 2043	176,000	171,308	533,000	518,790	506,000	492,510
FRB Ser. 06-IQ11, Class A4, 5.942s, 2042	477,000	449,227	1,612,000	1,518,142	1,381,000	1,300,592
Ser. 07-IQ14, Class A2, 5.61s, 2049	854,000	848,174	—	—	—	—
Ser. 05-HQ6, Class A4A, 4.989s, 2042	79,000	75,690	516,000	494,380	571,000	547,075
Ser. 04-HQ4, Class A7, 4.97s, 2040	144,000	140,821	427,000	417,573	473,000	462,558

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	—	—	395,000	35,550	340,000	30,600
Ser. 04-RR, Class F6, 6s, 2039	—	—	395,000	31,600	350,000	28,000
Ser. 07-HQ13, Class X1, IO, 0.817s, 2044	5,060,050	115,622	23,114,212	528,160	—	—
Ser. 05-HQ5, Class X1, IO, 0.185s, 2042	3,033,122	15,378	8,316,192	42,163	6,546,198	33,189

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 3.991s, 2035	263,751	152,976	465,134	269,778	781,486	453,262

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.183s, 2030	53,000	37,630	215,000	152,650	206,000	146,260
Ser. 97-MC2, Class X, IO, 1.988s, 2012	738	19	204	5	—	—

Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 6.281s, 2035	61,045	45,493	80,782	60,201	78,946	58,833

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	—	—	70,253	66,510	64,604	61,162

PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	—	—	—	—	757,000	756,469
Ser. 00-C1, Class J, 6 5/8s, 2010	—	—	118,000	73,160	189,000	117,180

Residential Asset Mortgage Products, Inc.
Ser. 02-SL1, Class AI3, 7s, 2032	79,252	76,088	258,378	248,062	162,547	156,058

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	3,110,607	1,959,683	3,663,930	2,308,276	—	—

MORTGAGE-BACKED SECURITIES* cont.	Growth 6.7%		Balanced 11.4%		Conservative 15.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Salomon Brothers Mortgage Securities
VII 144A Ser. 02-KEY2, Class X1, IO,
0.596s, 2036	$2,398,730	$82,037	$8,902,662	$304,471	$7,798,694	$266,715

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	—	—	172,000	125,560	165,000	120,450
Ser. 03-1A, Class M, 5s, 2018	—	—	116,000	63,800	112,000	61,600
Ser. 04-1A, Class K, 5s, 2018	100,000	65,000	—	—	—	—
Ser. 04-1A, Class L, 5s, 2018	—	—	76,000	42,560	74,000	41,440

Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	689,819	427,688	3,423,467	2,122,549	2,819,592	1,748,147
FRB Ser. 06-9, Class 1A1, 5.653s, 2036	1,207,792	639,645	516,009	273,277	—	—
FRB Ser. 05-18, Class 6A1, 5.23s, 2035	161,189	127,339	396,536	313,263	419,195	331,164

Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2, Class A,
0.596s, 2034	34,981	27,985	135,306	108,245	139,924	111,939

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.004s, 2037	3,211,761	345,264	9,211,834	990,272	9,432,704	1,014,016
Ser. 07-4, Class 1A4, IO, 1s, 2037	3,211,761	95,646	9,844,901	293,181	10,065,771	299,759

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.371s, 2037	—	—	4,043,715	389,208	3,213,438	309,293
Ser. 06-RF4, Class 1A, IO, 5.313s, 2036	—	—	1,954,021	224,927	1,669,704	192,200
Ser. 08-RF1, Class AI, IO, 4.534s, 2037	—	—	13,129,460	1,132,416	—	—

Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1, 0.326s, 2037	36,767	34,075	—	—	—	—

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051	327,000	314,836	1,665,000	1,603,064	—	—
FRB Ser. 07-C33, Class A2, 6.055s, 2051	88,000	88,161	—	—	—	—
Ser. 06-C26, Class A2, 5.935s, 2045	270,000	272,278	—	—	—	—
FRB Ser. 07-C32, Class A2, 5.924s, 2049	329,000	322,572	—	—	—	—
Ser. 07-C31, Class A2, 5.421s, 2047	497,000	486,865	—	—	1,670,000	1,635,945
Ser. 07-C30, Class A3, 5.246s, 2043	6,500,000	6,224,773	1,882,000	1,802,311	—	—
Ser. 04-C15, Class A4, 4.803s, 2041	215,000	207,479	637,000	614,717	705,000	680,338
Ser. 06-C29, IO, 0.53s, 2048	17,895,100	252,194	47,043,366	662,977	—	—
Ser. 07-C34, IO, 0.52s, 2046	4,731,082	68,245	10,608,096	153,019	8,742,346	126,106

Wachovia Bank Commercial Mortgage
Trust 144A
FRB Ser. 05-WL5A, Class L, 3.543s, 2018	—	—	164,000	49,200	156,000	46,800
Ser. 03-C3, Class IOI, IO, 0.549s, 2035	460,961	11,786	3,463,414	88,550	3,466,724	88,635
Ser. 07-C31, IO, 0.435s, 2047	9,164,779	83,639	35,688,225	325,697	28,092,192	256,375
Ser. 06-C27, Class XC, IO, 0.156s, 2045	3,746,313	22,884	17,330,531	105,861	14,488,909	88,503
Ser. 05-C18, Class XC, IO, 0.151s, 2042	12,258,292	84,101	20,917,137	143,508	24,152,776	165,707
Ser. 06-C23, Class XC, IO, 0.08s, 2045	4,815,813	14,664	31,742,012	96,655	34,843,074	106,098
Ser. 06-C26, Class XC, IO, 0.066s, 2045	17,398,724	36,895	13,858,782	29,389	8,582,852	18,201

WAMU Commercial Mortgage Securities
Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	—	—	46,000	14,678	44,000	14,040
Ser. 07-SL2, Class A1, 5.425s, 2049	1,755,955	1,229,169	—	—	—	—
Ser. 06-SL1, Class X, IO, 0.934s, 2043	431,072	15,424	2,305,714	82,498	2,478,905	88,695
Ser. 07-SL2, Class X, IO, 0.85s, 2049	1,294,715	38,932	5,509,088	165,658	4,364,051	131,227

WAMU Mortgage Pass-Through Certificates
144A Ser. 04-RP1, Class 1S, IO,
5.294s, 2034	2,227,201	211,135	4,580,492	434,224	3,010,936	285,432

Washington Mutual Asset
Securities Corp. 144A Ser. 05-C1A,
Class F, 5.3s, 2036	107,000	36,798	—	—	—	—

Total mortgage-backed securities
(cost $117,875,623, $151,524,727 and $132,417,745)		$116,574,149		$167,136,236		$151,956,087

U.S. GOVERNMENT AND AGENCY	Growth 6.6%		Balanced 17.8%		Conservative 30.9%
MORTGAGE OBLIGATIONS*	Principal amount	Value	Principal amount	Value	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations		1.2%		3.5%		3.0%
Government National Mortgage
Association Pass-Through Certificates
6 1/2s, with due dates from
June 20, 2037 to November 20, 2037	$4,064,557	$4,340,344	$—	$—	$—	$—
6 1/2s, TBA, October 1, 2039	—	—	26,000,000	27,657,500	7,000,000	7,446,250
5 1/2s, TBA, October 1, 2039	7,000,000	7,343,984	6,000,000	6,294,844	5,000,000	5,245,703
4 1/2s, TBA, October 1, 2039	9,000,000	9,133,594	17,000,000	17,252,345	17,000,000	17,252,345

		20,817,922		51,204,689		29,944,298
U.S. Government Agency Mortgage Obligations		5.4%		14.3%		27.9%
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2013
to October 1, 2021	281,627	301,494	—	—	—	—
5 1/2s, with due dates from
June 1, 2035 to November 1, 2036	54,172	56,834	—	—	255,664	270,265
5 1/2s, with due dates from
January 1, 2020 to April 1, 2020	408,756	437,579	—	—	—	—

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from October 1, 2029
to January 1, 2036	969,611	1,065,280	—	—	—	—
7s, March 1, 2018	—	—	—	—	282,466	306,653
7s, TBA, October 1, 2039	—	—	2,000,000	2,177,445	—	—
6 1/2s, with due dates from
June 1, 2037 to November 1, 2037	560,098	599,874	—	—	—	—
6 1/2s, TBA, October 1, 2039	1,000,000	1,068,438	26,000,000	27,779,375	—	—
6s, with due dates from
September 1, 2011 to September 1, 2021	1,457,036	1,555,765	—	—	—	—
5 1/2s, with due dates from
June 1, 2037 to November 1, 2037	1,445,765	1,515,963	—	—	—	—
5 1/2s, with due dates from
February 1, 2014 to August 1, 2022	5,310,177	5,655,891	—	—	—	—
5 1/2s, TBA, October 1, 2039	21,000,000	21,966,328	74,000,000	77,405,154	93,000,000	97,279,451
5 1/2s, TBA, October 1, 2024	—	—	—	—	24,000,000	25,372,449
5s, TBA, October 1, 2039	5,000,000	5,164,063	9,000,000	9,295,313	9,000,000	9,295,313
5s, TBA, September 1, 2039	—	—	—	—	9,000,000	9,310,781
5s, July 1, 2035 [i]	2,479,543	2,582,568
4 1/2s, with due dates from
February 1, 2039 to April 1, 2039	792,009	803,395	—	—	—	—
4 1/2s, with due dates from
April 1, 2020 to May 1, 2022	1,921,154	2,018,860	—	—	—	—
4 1/2s, TBA, November 1, 2039	9,000,000	9,084,727	17,000,000	17,160,040	23,000,000	23,216,524
4 1/2s, TBA, October 1, 2039	40,000,000	40,512,500	74,000,000	74,948,125	98,000,000	99,255,625
4 1/2s, TBA, October 1, 2024	—	—	—	—	11,000,000	11,388,438

		94,389,559		208,765,452		275,695,499
Total U.S. government and agency mortgage obligations
(cost $113,390,734, $258,154,103 and $303,175,501)		$115,207,481		$259,970,141		$305,639,797

U.S. TREASURY OBLIGATIONS*	Growth 0.1%		Balanced 0.1%		Conservative 0.1%

	Principal amount	Value	Principal amount	Value	Principal amount	Value
U.S. Treasury Inflation Protected
Securities zero %, January 15, 2027 [i]	$133,498	$141,507	$—	$—	$—	$—

U.S. Treasury Inflation Protected
Securities zero %, July 14, 2014 [i]	1,588,200	1,658,542	814,667	850,748	1,341,401	1,400,811

Total U.S. treasury obligations
(cost $1,800,049, $850,748 and $1,400,811)		$1,800,049		$850,748		$1,400,811

ASSET-BACKED SECURITIES*	Growth 1.3%		Balanced 3.3%		Conservative 3.9%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.936s, 2035	$—	$—	$69,508	$27,804	$62,557	$25,024
FRB Ser. 05-4, Class A2C, 0.456s, 2035	—	—	140,531	123,899	112,425	99,119

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.396s, 2036	107,000	28,712	475,000	127,458	377,000	101,161
FRB Ser. 06-HE3, Class A2C, 0.396s, 2036	119,000	34,285	549,000	158,172	436,000	125,616

Ace Securities Corp. 144A Ser. 03-MH1,
Class M2, 6 1/2s, 2030	399,130	323,295	192,469	155,900	—	—

Aegis Asset Backed Securities Trust
144A Ser. 04-6N, Class Note, 4 3/4s,
2035 (In default) †	8,939	1	12,634	1	12,515	1

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.656s, 2029	264,682	115,977	492,572	215,833	350,407	153,540

Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 2.746s, 2036	—	—	42,704	111	78,491	204
FRB Ser. 03-8, Class M2, 1.996s, 2033	—	—	187,403	39,622	168,754	35,679
FRB Ser. 04-R10, Class A5, 0.636s, 2034	50	44	—	—	—	—
FRB Ser. 04-R11, Class A2, 0.616s, 2034	7,199	5,044	—	—	—	—

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038 F	—	—	286,000	51,480	223,000	40,140
Ser. 04-1A, Class E, 6.42s, 2039 F	—	—	240,272	43,249	227,202	40,896

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.516s, 2033	—	—	22,925	3,532	20,633	3,179
FRB Ser. 06-W4, Class A2C, 0.406s, 2036	211,000	64,715	975,000	299,039	775,000	237,698

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.246s, 2033	—	—	144,894	95,738	130,221	86,043
FRB Ser. 05-WMC1, Class M1, 0.686s, 2035	29,000	17,400	583,000	349,800	404,000	242,400

Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 04-HE7, Class A2, 0.626s, 2034	126	86	—	—	—	—
FRB Ser. 04-HE6, Class A2, 0.606s, 2034	77,763	52,655	275,390	186,474	264,196	178,894
FRB Ser. 06-HE2, Class A3, 0.436s, 2036	30,796	15,971	143,359	74,348	114,156	59,203
FRB Ser. 06-HE4, Class A5, 0.406s, 2036	119,678	74,914	548,844	343,553	440,600	275,797
FRB Ser. 06-HE7, Class A4, 0.386s, 2036	—	—	324,000	104,088	252,000	80,957

BankAmerica Manufactured Housing
Contract Trust Ser. 97-2, Class M,
6.9s, 2028	778,000	1,096,372	370,000	521,411	—	—

Bay View Auto Trust
Ser. 05-LJ2, Class D, 5.27s, 2014	62,000	61,054	139,000	136,879	134,000	131,955
Ser. 05-LJ2, Class C, 4.92s, 2014	100,000	101,872	46,000	46,861	45,000	45,843

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.246s, 2039	—	—	698,051	335,065	916,666	439,999
FRB Ser. 04-D, Class A, 0.831s, 2044	51,934	44,764	169,756	146,319	165,726	142,845

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.596s, 2038	31,082	18,960	92,524	56,439	70,847	43,217
FRB Ser. 03-SSRA, Class A, 0.946s, 2038	31,082	21,291	92,524	63,379	70,847	48,530
FRB Ser. 04-SSRA, Class A1, 0.846s, 2039	82,180	55,882	119,445	81,223	115,743	78,705

Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 05-HE1, Class M3, 1.176s, 2035	—	—	210,000	41,391	189,000	37,252
FRB Ser. 03-3, Class A2, 0.836s, 2043	89,215	65,324	309,797	226,833	244,466	178,998
FRB Ser. 03-1, Class A1, 0.746s, 2042	78,591	57,157	224,220	163,069	159,521	116,015
FRB Ser. 05-3, Class A1, 0.696s, 2035	62,610	51,443	—	—	—	—
FRB Ser. 03-ABF1, Class A, 0.616s, 2034	20,922	14,319	—	—	—	—

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	3,172,510	1,808,331	1,972,778	1,124,484	382,820	218,208
Ser. 00-A, Class A2, 7.575s, 2030	717,788	395,133	334,968	184,395	—	—

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 3.3%		Conservative 3.9%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Bombardier Capital Mortgage
Securitization Corp.
Ser. 99-B, Class A-5, 7.44s, 2020	$148,160	$77,784	$1,409,989	$740,244	$1,104,409	$579,815
Ser. 99-B, Class A3, 7.18s, 2015	71,611	37,631	1,401,346	736,403	1,085,889	570,631
Ser. 99-B, Class A2, 6.975s, 2012	—	—	46,917	21,646	60,499	27,912

Chase Funding Loan Acquisition Trust
FRB Ser. 04-AQ1, Class A2, 0.646s, 2034	71,251	56,566	—	—	—	—

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1, 0.666s, 2035	44,358	24,889	200,967	112,761	157,515	88,380
Ser. 03-HE3, Class A, 0.626s, 2033	503,916	310,763	—	—	—	—

Citigroup Mortgage Loan Trust, Inc.
144A FRB Ser. 03-HE4, Class A, 0.656s, 2033	167,579	134,442	—	—	—	—

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	241,512	12,679	358,309	18,811	225,675	11,848
Ser. 00-4, Class A6, 8.31s, 2032	119,568	91,072	2,247,709	1,712,031	2,206,193	1,680,408
Ser. 00-5, Class A7, 8.2s, 2032	—	—	1,231,000	994,758	817,000	660,209
Ser. 00-5, Class A6, 7.96s, 2032	402,383	320,113	1,590,647	1,265,430	1,457,004	1,159,110
Ser. 02-1, Class M1F, 7.954s, 2033	—	—	510,000	368,252	676,000	488,114
Ser. 02-2, Class M1, 7.424s, 2033	83,000	57,262	216,000	149,020	154,000	106,246
Ser. 01-4, Class A4, 7.36s, 2033	182,375	167,529	818,432	751,806	—	—
Ser. 00-6, Class A5, 7.27s, 2031	148,587	134,059	386,458	348,670	275,017	248,126
Ser. 01-1, Class A5, 6.99s, 2032	1,009,496	896,641	4,026,684	3,576,525	3,588,694	3,187,499
Ser. 01-3, Class A4, 6.91s, 2033	—	—	451,508	402,292	—	—
Ser. 02-1, Class A, 6.681s, 2033	89,667	85,255	385,456	366,486	—	—
FRB Ser. 02-1, Class M1A, 2.311s, 2033	725,000	323,906	1,996,000	891,746	1,264,000	564,713

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.766s, 2035	47,000	32,910	210,000	147,045	166,000	116,235
FRB Ser. 04-6, Class 2A5, 0.636s, 2034	34,374	26,225	307,601	234,682	257,740	196,641
FRB Ser. 04-5, Class 4A3, 0.566s, 2034	33,663	26,076	118,574	91,850	114,153	88,425
FRB Ser. 05-14, Class 3A2, 0.486s, 2036	19,478	16,131	88,192	73,039	69,255	57,356

Credit-Based Asset Servicing and
Securitization FRB Ser. 02-CB2,
Class A2, 1.346s, 2032	27,387	15,533	—	—	—	—

Credit-Based Asset Servicing and
Securitization 144A
Ser. 06-MH1, Class B1, 6 1/4s, 2036	—	—	291,000	207,220	186,000	132,450
Ser. 06-MH1, Class M1, 6 1/4s, 2036	843,000	691,260	236,000	193,520	314,000	257,480
Ser. 06-MH1, Class M2, 6 1/4s, 2036	228,000	193,522	110,000	93,366	123,000	104,400

Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038	—	—	339,000	94,920	313,000	87,640

CS First Boston Mortgage
Securities Corp. 144A Ser. 04-FR1N,
Class A, 5s, 2034 (In default) †	16,582	—	23,162	—	25,268	—

Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 0.916s, 2035	—	—	68,804	6,584	62,404	5,971

Fieldstone Mortgage Investment Corp.
FRB Ser. 05-1, Class M3, 1.056s, 2035	—	—	106,425	97,974	102,704	94,548

First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 06-FF7,
Class 2A3, 0.396s, 2036	163,000	59,233	744,000	270,363	583,000	211,857

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.576s, 2036	231,000	93,720	1,045,000	423,971	816,000	331,063
FRB Ser. 06-2, Class 2A3, 0.416s, 2036	392,000	159,977	1,688,000	688,879	1,342,000	547,675

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.546s, 2019	—	—	269,000	161,400	271,000	162,600
Ser. 04-1A, Class B, 1.096s, 2018	8,767	7,364	9,556	8,027	9,293	7,806

Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	—	—	443,000	443,532	442,000	442,530

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 3.3%		Conservative 3.9%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

GEBL 144A
Ser. 04-2, Class D, 2.993s, 2032 F	$—	$—	$107,820	$4,845	$132,606	$5,959
Ser. 04-2, Class C, 1.093s, 2032 F	—	—	80,555	8,050	132,606	13,251

Granite Mortgages PLC FRB Ser. 03-2,
Class 1C, 2.06s, 2043 F	176,004	50,123	—	—	—	—

Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019	1,230,337	649,393	552,595	291,669	—	—
Ser. 96-8, Class A7, 8.05s, 2027	14,273	14,482	—	—	—	—
Ser. 96-5, Class M1, 8.05s, 2027	—	—	238,206	196,130	322,794	265,777
Ser. 96-6, Class M1, 7.95s, 2027	2,582,000	1,833,220	1,222,000	867,620	1,077,000	764,670
Ser. 99-5, Class A5, 7.86s, 2030	629,619	522,161	2,431,225	2,016,285	1,986,326	1,647,317
Ser. 97-2, Class A7, 7.62s, 2028	148,744	143,537	109,133	105,312	78,414	75,669
Ser. 96-2, Class M1, 7.6s, 2026	1,460,000	1,158,849	691,000	548,469	609,000	483,383
Ser. 97-6, Class A9, 7.55s, 2029	58,844	53,052	—	—	109,890	99,073
Ser. 97-4, Class A7, 7.36s, 2029	11,833	10,841	36,344	33,296	78,322	71,754
Ser. 97-3, Class A6, 7.32s, 2028	1,765	1,766	—	—	—	—
Ser. 96-10, Class A6, 7.3s, 2028	12,931	12,742	—	—	—	—
Ser. 95-8, Class M1, 7.3s, 2026	46,747	46,412	—	—	—	—
Ser. 96-10, Class M1, 7.24s, 2028	—	—	449,000	386,143	625,000	537,504
Ser. 97-6, Class M1, 7.21s, 2029	293,000	200,994	688,000	471,958	946,000	648,942
Ser. 96-2, Class A4, 7.2s, 2027	113,593	113,128	—	—	—	—
Ser. 97-3, Class A5, 7.14s, 2028	20,416	20,379	147,107	146,842	105,996	105,804
Ser. 97-6, Class A8, 7.07s, 2029	26,849	25,930	—	—	30,223	29,189
Ser. 95-10, Class B1, 7.05s, 2027	311,648	230,541	—	—	—	—
Ser. 93-4, Class A5, 7.05s, 2019	5,579	5,550	—	—	—	—
Ser. 98-4, Class A7, 6.87s, 2030	44,372	41,304	112,637	104,850	80,021	74,489
Ser. 97-7, Class A8, 6.86s, 2029	5,380	4,972	21,032	19,436	45,324	41,884
Ser. 93-3, Class B, 6.85s, 2018	142,920	116,022	66,765	54,199	—	—
Ser. 99-3, Class A7, 6.74s, 2031	89,645	73,509	122,016	100,053	125,336	102,776
Ser. 98-6, Class A7, 6.45s, 2030	—	—	78,740	78,094	56,754	56,288
Ser. 99-2, Class A7, 6.44s, 2030	—	—	444,138	363,338	618,987	506,378
Ser. 98-7, Class M1, 6.4s, 2030	118,000	67,446	218,000	124,603	136,000	77,734
Ser. 99-1, Class A6, 6.37s, 2025	254,000	241,170	359,000	340,867	224,000	212,686
Ser. 98-2, Class A5, 6.24s, 2016	9,381	8,653	—	—	—	—

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	3,856,292	2,776,531	3,666,272	2,639,716	1,409,748	1,015,019
Ser. 99-5, Class M1A, 8.3s, 2026	—	—	198,000	157,053	157,000	124,532
Ser. 99-5, Class A4, 7.59s, 2028	165,258	159,595	209,154	201,987	143,309	138,398
Ser. 99-3, Class 1A5, 6.79s, 2023	6,481	6,351	—	—	—	—

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011 F	—	—	18,584	18,398	18,181	17,999

GSAMP Trust FRB Ser. 06-HE5, Class A2C,
0.396s, 2036	584,000	160,412	2,514,000	690,542	1,998,000	548,808

Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 1.796s, 2030	—	—	251,176	25,118	251,176	25,118
FRB Ser. 05-1A, Class D, 1.776s, 2030	—	—	105,068	10,507	100,774	10,077

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 0.964s, 2036	—	—	382,327	210,280	347,925	191,359

Home Equity Asset Trust
FRB Ser. 04-7, Class A3, 0.636s, 2035	309	205	—	—	—	—
FRB Ser. 06-1, Class 2A4, 0.576s, 2036	117,000	44,898	527,000	202,234	415,000	159,254

Impac CMB Trust FRB Ser. 04-8,
Class 1A, 0.966s, 2034	7,029	3,529	—	—	—	—

JPMorgan Mortgage Acquisition Corp. FRB
Ser. 06-FRE1, Class A4, 0.536s, 2035	100,000	50,661	443,000	224,427	347,000	175,793

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 3.3%		Conservative 3.9%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Lehman ABS Manufactured Housing Contract
Ser. 01-B, Class M1, 6.63s, 2028	$185,000	$109,150	$171,000	$100,890	$176,000	$103,840
Ser. 01-B, Class A5, 5.873s, 2022	55,335	46,921	—	—	—	—
Ser. 01-B, Class A4, 5.27s, 2018	33,732	28,234	—	—	—	—

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	458,870	277,324	4,117,792	2,488,642	3,449,046	2,084,477
FRB Ser. 07-6, Class 2A1, 0.456s, 2037	956,623	354,702	4,446,072	1,648,540	3,434,949	1,273,630

LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 3.246s, 2036	105,000	7,350	595,000	41,650	460,000	32,200

Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012 F	347,547	166,823	1,820,075	873,636	1,574,016	755,528

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.866s, 2035	—	—	240,000	81,791	216,000	73,612
FRB Ser. 06-4, Class 2A4, 0.506s, 2036	111,000	38,307	503,000	173,591	394,000	135,974
FRB Ser. 06-1, Class 2A3, 0.436s, 2036	125,791	58,111	583,488	269,549	463,760	214,239

Madison Avenue Manufactured Housing
Contract FRB Ser. 02-A, Class M2,
2.496s, 2032	507,000	392,548	—	—	—	—

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	—	—	19,283	9,862	20,712	10,593
Ser. 04-2A, Class D, 5.389s, 2026	—	—	12,301	6,192	12,065	6,072
Ser. 04-1A, Class C, 5.265s, 2026	—	—	32,056	24,465	29,766	22,718
FRB Ser. 02-1A, Class A1, 0.946s, 2024	10,043	8,808	42,560	37,323	41,864	36,713

MASTR Asset Backed Securities Trust
FRB Ser. 04-OPT2, Class A2, 0.596s, 2034	17,045	10,978	—	—	—	—
FRB Ser. 06-FRE2, Class A4, 0.396s, 2036	58,000	25,299	262,000	114,281	206,000	89,855
FRB Ser. 04-HE1, Class A1, 0.646s, 2034	909	876	—	—	—	—

Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	4,642	164	13,777	488	12,729	451
FRB Ser. 04-HE2, Class A1A, 0.646s, 2035	4,085	2,801	—	—	—	—

Mid-State Trust Ser. 11, Class B,
8.221s, 2038	64,926	53,242	173,307	142,119	133,942	109,838

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.926s, 2035	—	—	138,580	85,877	124,722	77,290
FRB Ser. 05-HE1, Class M3, 0.766s, 2034	—	—	150,000	107,351	135,000	96,616
FRB Ser. 04-HE8, Class A4, 0.626s, 2034	6,211	4,552	—	—	—	—
FRB Ser. 06-NC4, Class M2, 0.546s, 2036	—	—	210,000	850	189,000	765

Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 0.93s, 2015	25,199	22,941	43,785	39,862	41,462	37,747

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	8,960	8,508	21,057	19,994	20,273	19,250

New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	78,238	66,203	265,848	224,954	233,116	197,257
FRB Ser. 03-4, Class M3, 3.321s, 2033	—	—	11,453	5,008	10,308	4,507

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.406s, 2036	138,000	75,362	626,000	341,858	488,000	266,497
FRB Ser. 06-2, Class A2C, 0.396s, 2036	138,000	70,716	626,000	320,785	488,000	250,069

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	516,222	258,111	696,226	348,113	432,960	216,480
Ser. 00-A, Class A3, 7.945s, 2022	62,249	38,160	242,167	148,454	236,946	145,253
Ser. 95-B, Class B1, 7.55s, 2021	—	—	143,117	79,786	206,552	115,151
Ser. 00-D, Class A3, 6.99s, 2022	—	—	81,812	80,185	41,672	40,842
Ser. 98-A, Class M, 6.825s, 2028	454,000	215,194	219,000	103,805	—	—
Ser. 01-E, Class A4, 6.81s, 2031	556,789	373,049	734,121	491,861	794,985	532,640
Ser. 99-B, Class A3, 6.45s, 2017	112,157	94,240	237,343	199,428	219,715	184,616
Ser. 99-A, Class A3, 6.09s, 2029	150,048	122,476	—	—	—	—
Ser. 01-E, Class A, IO, 6s, 2009	159,854	1,599	425,098	4,251	285,049	2,850
Ser. 01-D, Class A3, 5.9s, 2022	77,929	40,862	613,342	321,603	475,985	249,580

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 3.3%		Conservative 3.9%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 02-C, Class A1, 5.41s, 2032	$323,321	$237,640	$709,528	$521,503	$656,589	$482,593
Ser. 01-D, Class A2, 5.26s, 2019	46,679	30,735	—	—	285,347	187,880
Ser. 02-A, Class A2, 5.01s, 2020	168,235	87,643	—	—	84,117	43,822

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	—	—	68,614	59,871	90,812	79,241
Ser. 01-B, Class A3, 6.535s, 2023	—	—	57,161	47,216	41,201	34,032

Origen Manufactured Housing
Ser. 04-B, Class A3, 4 3/4s, 2021	56,000	54,237	—	—	—	—
Ser. 04-B, Class A2, 3.79s, 2017	3,228	3,206	1,061	1,053	980	973

Ownit Mortgage Loan Asset-Backed
Certificates FRB Ser. 06-7, Class A2A,
0.316s, 2037	415,987	319,010	—	—	—	—

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 1.076s, 2036	—	—	97,000	15,894	88,000	14,419
FRB Ser. 04-WHQ2, Class A3A, 0.596s, 2035	1,482	1,445	11,972	11,667	11,613	11,317

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 0.376s, 2036	216,319	72,412	960,882	321,653	763,877	255,706

Popular ABS Mortgage Pass-Through Trust
FRB Ser. 04-4, Class AV1, 0.586s, 2034	3,525	1,897	—	—	—	—

Renaissance Home Equity Loan Trust FRB
Ser. 04-3, Class AV1, 0.666s, 2034	116,126	75,958	—	—	—	—

Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.436s, 2036	119,932	68,248	555,884	316,328	441,949	251,492
FRB Ser. 06-RZ2, Class A2, 0.416s, 2036	224,251	141,764	—	—	—	—
FRB Ser. 07-RZ1, Class A2, 0.406s, 2037	207,000	111,523	840,000	452,559	667,000	359,353

Residential Asset Securities Corp. FRB
Ser. 06-EMX3, Class A2, 0.426s, 2036	726,926	465,232	—	—	—	—

Residential Asset Securities Corp. 144A
Ser. 04-NT, Class Note, 4 1/2s,
2034 (In default) †	12,285	61	17,855	89	19,247	96

Saco I Trust FRB Ser. 05-10, Class 1A1,
0.506s, 2036	87,515	15,173	159,951	27,731	176,108	30,532

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s,
2034 (In default) †	—	—	49,135	—	—	—

Saxon Asset Securities Trust FRB
Ser. 04-3, Class A, 0.586s, 2034	20,877	14,932	—	—	—	—

Securitized Asset Backed
Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.896s, 2035	—	—	150,000	748	135,000	674
FRB Ser. 07-NC2, Class A2B, 0.386s, 2037	171,000	57,996	789,000	267,597	628,000	212,992
FRB Ser. 07-BR5, Class A2A, 0.376s, 2037	116,814	77,681	1,163,594	773,790	413,621	275,058
FRB Ser. 07-BR4, Class A2A, 0.336s, 2037	147,904	91,700	979,242	607,130	366,368	227,148

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
0.456s, 2036	234,000	82,057	1,061,000	372,062	832,000	291,758
FRB Ser. 06-FRE1, Class A2B, 0.426s, 2036	—	—	491,258	208,692	390,288	165,799

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.416s, 2036	111,000	71,172	502,000	321,879	394,000	252,630
FRB Ser. 06-3, Class A3, 0.406s, 2036	587,000	313,487	2,527,000	1,349,542	2,009,000	1,072,904

Structured Asset Investment Loan Trust
FRB Ser. 06-BNC2, Class A6, 0.506s, 2036	111,000	9,670	503,000	43,820	394,000	34,324

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	—	—	349,000	20,940	299,000	17,940

TIAA Real Estate CDO, Ltd. 144A FRB
Ser. 02-1A, Class III, 7.6s, 2037	100,000	12,000	384,000	46,080	278,000	33,360

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 3.3%		Conservative 3.9%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

UCFC Mfg. Hsg. Contract Ser. 97-4,
Class A4, 6.995s, 2029	$374,201	$351,748	$—	$—	$—	$—

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.356s, 2037	430,855	267,130	2,533,511	1,570,777	4,207,033	2,608,360

Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 0.566s, 2037	—	—	222,000	71,431	174,000	55,987

Whinstone Capital Management, Ltd. 144A
FRB Ser. 1A, Class B3, 1.404s, 2044
(United Kingdom)	—	—	131,083	15,730	131,434	15,772

Total asset-backed securities
(cost $31,049,513, $75,767,183 and $60,255,505)		$23,435,269		$48,246,249		$38,115,002

INVESTMENT COMPANIES*	Growth 0.9%		Balanced 1.2%		Conservative 0.7%
	Shares	Value	Shares	Value	Shares	Value

Eurazeo (France)	8,446	$552,369	4,532	$296,393	1,628	$106,471

Harris & Harris Group, Inc. † SG SB SC	66,600	416,250	54,600	341,250	31,800	198,750

iShares Dow Jones U.S. Real Estate
Index Fund	16,900	720,954	13,900	592,974	6,600	281,556

iShares MSCI Taiwan Index Fund (Taiwan)	90,240	1,109,952	—	—	—	—

iShares Russell 2000 Growth Index Fund	7,187	470,820	5,016	328,598	2,954	193,517

iShares Russell 2000 Value Index Fund	—	—	6,656	376,264	2,034	114,982

MCG Capital Corp. †	66,776	279,791	48,557	203,454	19,396	81,269

S&P 500 Index Depository Receipts (SPDR
Trust Series 1) SG SB SC	75,121	7,929,773	122,633	12,945,139	41,054	4,333,660

SPDR KBW Bank ETF SG SB SC	154,100	3,595,153	128,400	2,995,572	59,000	1,376,470

Total investment companies
(cost $11,891,308, $15,949,123 and $5,340,872)		$15,075,062		$18,079,644		$6,686,675

COMMODITY LINKED NOTES*	Growth 0.5%		Balanced 0.5%		Conservative 0.5%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

UBS AG/ Jersey Branch 144A sr. notes Ser. CMCI,
zero %, 2010 (indexed to the UBS Bloomberg
CMCI Composite) (United Kingdom)	$8,892,000	$9,031,667	$7,399,000	$7,515,216	$5,075,000	$5,154,713

Total commodity linked notes
(cost $8,892,000, $7,399,000 and $5,075,000)		$9,031,667		$7,515,216		$5,154,713

SENIOR LOANS* [c]	Growth 0.2%		Balanced 0.5%		Conservative 0.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Capital goods		—%		0.1%		—%
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 2.598s, 2014	$35,485	$26,969	$47,980	$36,464	$4,511	$3,428

Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN Ser. B, 2.372s, 2014	717,597	545,374	957,101	727,397	78,983	60,027

Polypore, Inc. bank term loan FRN
Ser. B, 2.52s, 2014	—	—	121,146	113,120	112,281	104,843

Sequa Corp. bank term loan FRN 3.844s, 2014	—	—	167,537	144,501	157,220	135,603

Wesco Aircraft Hardware Corp. bank term
loan FRN 2.52s, 2013	—	—	123,000	114,236	114,000	105,878

		572,343		1,135,718		409,779

Communication services		—%		0.1%		0.1%
Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 5 1/2s, 2015	288,664	216,065	637,053	476,834	552,444	413,504

Intelsat Corp. bank term loan FRN
Ser. B2, 2.753s, 2011	—	—	32,098	30,453	29,749	28,225

Intelsat Corp. bank term loan FRN
Ser. B2-A, 2.753s, 2013	—	—	32,107	30,462	29,758	28,232

Intelsat Corp. bank term loan FRN
Ser. B2-C, 2.753s, 2013	—	—	32,098	30,453	29,749	28,225

Intelsat, Ltd. bank term loan FRN
3.253s, 2014 (Bermuda)	400,000	358,333	540,000	483,750	460,000	412,083

SENIOR LOANS* [c] cont.	Growth 0.2%		Balanced 0.5%		Conservative 0.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Communication services cont.
Level 3 Communications, Inc. bank term
loan FRN 2.683s, 2014	$—	$—	$123,000	$108,486	$114,000	$100,548

MetroPCS Wireless, Inc. bank term loan
FRN 2.683s, 2013	—	—	48,329	46,040	44,791	42,671

TW Telecom, Inc. bank term loan FRN
Ser. B, 2.02s, 2013	—	—	88,807	85,662	82,309	79,394

West Corp. bank term loan FRN
2.623s, 2013	—	—	121,136	114,128	112,273	105,777

		574,398		1,406,268		1,238,659

Consumer cyclicals		0.1%		0.2%		0.1%
Affinion Group, Inc. bank term loan FRN
Ser. B, 2.761s, 2013	—	—	121,798	116,500	112,886	107,976

Allison Transmission, Inc. bank term
loan FRN Ser. B, 3s, 2014	304,204	264,827	386,897	336,816	293,684	255,668

Building Materials Holdings Corp. bank term
loan FRN 3.005s, 2014	144,638	131,540	124,376	113,113	84,576	76,917

Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN Ser. B,
7s, 2014	235,412	200,453	315,452	268,607	—	—

Goodman Global Holdings, Inc. bank term
loan FRN Ser. B, 6 1/2s, 2011	925,000	922,225	1,236,500	1,232,791	88,780	88,514

Harrah’s Operating Co., Inc. bank term
loan FRN Ser. B2, 3.504s, 2015	—	—	99,243	80,039	91,981	74,183

National Bedding Co. bank term loan FRN
2.255s, 2011	—	—	52,197	46,977	48,258	43,432

Navistar Financial Corp. bank term loan
FRN 2.057s, 2012	—	—	32,800	31,652	30,400	29,336

Navistar International Corp. bank term
loan FRN 3.496s, 2012	—	—	90,200	87,043	83,600	80,674

Six Flags Theme Parks bank term loan
FRN 2.595s, 2015	184,530	179,733	159,594	155,444	104,734	102,010

Thomas Learning bank term loan FRN
Ser. B, 2.76s, 2014	84,784	76,263	79,796	71,777	54,860	49,347

TRW Automotive, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2014	233,608	232,914	206,125	205,513	141,997	141,575

Univision Communications, Inc. bank
term loan FRN Ser. B, 2.511s, 2014	—	—	123,000	103,807	114,000	96,211

Visteon Corp. bank term loan FRN
Ser. B, 5 1/4s, 2013	480,000	387,600	635,000	512,763	—	—

Yankee Candle Co., Inc. bank term loan
FRN 2 1/4s, 2014	—	—	69,141	64,785	64,405	60,348

		2,395,555		3,427,627		1,206,191

Consumer staples		—%		—%		—%
Dean Foods Co. bank term loan FRN
Ser. B, 1.973s, 2014	144,260	135,199	129,337	121,213	89,541	83,917

Pinnacle Foods Holding Corp. bank term
loan FRN Ser. B, 3.009s, 2014	—	—	120,837	113,536	111,995	105,229

Spectrum Brands, Inc. bank term loan
FRN 1 1/2s, 2013	—	—	7,849	7,466	7,274	6,920

Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 8.003s, 2013	—	—	114,161	108,595	105,808	100,649

		135,199		350,810		296,715

Health care		—%		—%		—%
Health Management Associates, Inc. bank
term loan FRN 2.348s, 2014	—	—	113,376	106,247	105,080	98,473

IASIS Healthcare Corp. bank term loan
FRN Ser. DD, 2.261s, 2014	—	—	29,118	27,371	26,987	25,368

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.62s, 2014	—	—	7,863	7,391	7,288	6,850

SENIOR LOANS* [c] cont.	Growth 0.2%		Balanced 0.5%		Conservative 0.4%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Health care cont.
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 2.261s, 2014	$—	$—	$84,140	$79,092	$77,983	$73,304

Sun Healthcare Group, Inc. bank term
loan FRN 0.498s, 2014	—	—	20,507	19,071	19,006	17,676

Sun Healthcare Group, Inc. bank term
loan FRN Ser. B, 2.683s, 2014	—	—	130,538	121,400	119,465	111,102

		—		360,572		332,773

Technology		—%		0.1%		—%
First Data Corp. bank term loan FRN
Ser. B1, 2.998s, 2014	—	—	120,842	104,025	112,000	96,413

First Data Corp. bank term loan FRN
Ser. B3, 3.034s, 2014	694,372	596,188	802,714	689,210	—	—

Freescale Semiconductor, Inc. bank term
loan FRN 12 1/2s, 2014	65,585	65,749	69,269	69,442	34,468	34,554

		661,937		862,677		130,967

Utilities and power		—%		—%		—%
Energy Future Holdings Corp. bank term
loan FRN Ser. B2, 3.754s, 2014	—	—	120,842	95,375	112,000	88,396

		—		95,375		88,396
Total senior loans
(cost $4,705,719, $8,171,328 and $3,820,111)		$4,339,432		$7,639,047		$3,703,480

PURCHASED OPTIONS OUTSTANDING*		Growth 0.4%		Balanced 0.6%		Conservative 1.3%
	Expiration date/ strike price	Contract amount	Value	Contract amount	Value	Contract amount	Value

Option on an interest rate swap
with Goldman Sachs International
for the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$11,719,000	$1,856,641	$—	$—	$35,609,000	$5,641,534

Option on an interest rate swap
with Goldman Sachs International
for the right to pay a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	11,719,000	117	—	—	35,609,000	356

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	11,719,000	1,856,641	48,439,000	7,674,191	35,609,000	5,641,534

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate of
5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	11,719,000	117	48,439,000	484	35,609,000	356

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	21,257,000	1,362,809	10,378,000	665,344	13,729,000	880,181

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.23	21,257,000	1,355,395	10,378,000	661,725	13,729,000	875,392

Total purchased options outstanding
(cost $3,126,540, $4,207,240 and $6,068,305)			$6,431,720		$9,001,744	$13,039,353

FOREIGN GOVERNMENT BONDS AND NOTES*			Growth 0.1%		Balanced 0.5%		Conservative 0.6%
			Units/		Units/		Units/
			Principal amount	Value	Principal amount	Value	Principal amount	Value

Brazil (Federal Republic of)
notes zero %, 2012		BRL	4,130	$2,325,916	5,525	$3,111,546	4,838	$2,724,644

Peru (Republic of) govt.
guaranty sr. sec. bond Ser. 8-1,
12 1/4s, 2011		PEN	—	—	8,475,000	3,496,783	7,270,000	2,999,600

Total foreign government bonds and notes
(cost $2,448,049, $6,807,682 and $5,898,168)				$2,325,916		$6,608,329		$5,724,244

WARRANTS* †			Growth 0.1%		Balanced —%		Conservative —%
	Expiration date	Strike price
			Warrants	Value	Warrants	Value	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	58	$4,220	—	$—	29	$2,110

Baoshan Iron & Steel
Co. 144A (China)	12/23/09	.001	434,600	411,262	355,300	336,220	238,100	225,314

Gansu Qilianshan Cement
Group Co. 144A (China)	8/17/10	.001	164,500	291,593	125,291	222,091	85,483	151,527

Mediobanca SpA (Italy) F	3/18/11	EUR 9.00	16,812	1,197	13,490	960	9,562	681

MSCI Daily TR Net EM
India 144A	12/30/09	.001	2,212	973,811	—	—	—	—

Vertis Holdings, Inc. F	10/18/15	0.01	265	—	154	—	66	—

Total warrants
(cost $1,628,313, $521,070 and $351,419)				$1,682,083		$559,271		$379,632

CONVERTIBLE BONDS AND NOTES*			Growth 0.1%		Balanced 0.1%		Conservative 0.1%
			Principal amount	Value	Principal amount	Value	Principal amount	Value

Alliant Techsystems, Inc. cv. company
guaranty sr. sub. notes 3s, 2024			$135,000	$155,081	$120,000	$137,850	$85,000	$97,644

ArcelorMittal cv. sr. unsec. unsub. notes
5s, 2014 (Luxembourg)			75,000	108,281	65,000	93,844	45,000	64,969

General Cable Corp. cv. company
guaranty sr. unsec. notes 1s, 2012			800,000	684,000	—	—	—	—

General Cable Corp. cv. company
guaranty sr. unsec.
unsub. notes 0 7/8s, 2013			—	—	70,000	69,038	105,000	103,556

General Growth Properties, Inc.
144A cv. sr. notes 3.98s,
2027 (In default) † R			660,000	445,500	740,000	499,500	515,000	347,625

Steel Dynamics, Inc. cv. sr. notes
5 1/8s, 2014			60,000	70,725	55,000	64,831	40,000	47,150

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036			175,000	129,063	155,000	114,313	105,000	77,438

Total convertible bonds and notes
(cost $1,711,419, $1,128,775 and $825,749)				$1,592,650		$979,376		$738,382

PREFERRED STOCKS*			Growth —%		Balanced —%		Conservative —%
			Shares	Value	Shares	Value	Shares	Value

Preferred Blocker, Inc. 144A 7.00% cum. pfd.			221	$128,518	249	$144,801	144	$83,741

Total preferred stocks
(cost $74,328, $82,779 and $48,594)				$128,518		$144,801		$83,741

CONVERTIBLE PREFERRED STOCKS*			Growth —%		Balanced —%		Conservative —%
			Shares	Value	Shares	Value	Shares	Value

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			684	$4,309	912	$5,746	—	$—

Total convertible preferred stocks
(cost $644,723, $859,630 and $—)				$4,309		$5,746		$—

MUNICIPAL BONDS AND NOTES*	Growth —%		Balanced —%		Conservative 0.1%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

MI Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 7.309s, 6/1/34	$—	$—	$210,000	$168,149	$220,000	$176,156

Tobacco Settlement Fin. Auth. of WVA
Rev. Bonds, Ser. A, 7.467s, 6/1/47	—	—	635,000	503,117	500,000	396,155

Total municipal bonds and notes
(cost $—, $844,978 and $719,977)		$—		$671,266		$572,311

SHORT-TERM INVESTMENTS*	Growth 33.0%		Balanced 35.7%		Conservative 37.0%
	Principal amount/shares	Value	Principal amount/shares	Value	Principal amount/shares	Value

CAFCO, LLC. for an effective yield
of 0.20%, October 7, 2009	$2,000,000	$1,999,933	$—	$—	$—	$—

Starbird Funding Corp. for an effective
yield of 0.21%, October 21, 2009	—	—	—	—	20,000,000	19,997,667

Straight-A Funding, LLC for an
effective yield of 0.23%,
December 8, 2009	—	—	—	—	14,000,000	13,993,924

Tulip Funding Corp. for an effective
yield of 0.21%, October 15, 2009	7,500,000	7,499,388	—	—	—	—

Working Capital Management Co. for an
effective yield of 0.37%,
October 1, 2009	10,000,000	10,000,000	—	—	—	—

U.S. Treasury Bills for an effective
yield of 0.701%,
December 17, 2009 # ##	35,510,000	35,457,055	68,029,000	67,927,569	51,100,000	51,023,810

U.S. Treasury Bills zero %,
December 17, 2009 [i]	5,400,000	5,398,920	—	—	—	—

U.S. Treasury Bills for an effective
yield of 0.472%, November 19, 2009 # ##	35,000,001	34,970,226	13,350,000	13,339,191	13,217,000	13,205,756

U.S. Treasury Cash Management Bills for
an effective yield of 0.437%,
April 01, 2010 # ##	6,233,000	6,220,586	—	—	—	—

U.S. Treasury Cash Management Bills for
an effective yield of 0.341%,
June 10, 2010 # ##	3,125,000	3,116,644	—	—	—	—

U.S. Treasury Cash Management Bills for
an effective yield of 0.235%,
July 15, 2010 # ##	13,318,002	13,281,429	2,221,999	2,215,898	—	—

Interest in $175,000,000 joint triparty
repurchase agreement dated
September 30, 2009 with Deutsche Bank
Securities, Inc. due October 1, 2009
— maturity value of $482,001 for an
effective yield of 0.08% (collateralized by
various mortgage backed securities with a
coupon rate of 7.0% and due dates from
May 1, 2037 to February 1, 2038 valued
at $178,500,001)	482,000	482,000	—	—	—	—

Short-term investments held as
collateral for loaned securities
with yields ranging from 0.01%
to 0.47% and due dates ranging from
October 1, 2009 to October 9, 2009 [d]	166,763,723	166,761,384	134,424,695	134,422,814	44,917,883	46,412,499

Putnam Money Market Liquidity Fund [e]	290,680,486	290,680,486	304,537,769	304,537,769	221,057,261	221,057,261

Total short-term investments
(cost $575,891,967, $522,462,313 and $365,709,536)		$575,868,051		$522,443,241		$365,690,917

TOTAL INVESTMENTS

Total investments
(cost $1,955,072,033, $1,896,603,430 and $1,368,799,963)		$2,057,081,055	$1,957,810,162		$1,424,189,878

Key to holdings currency abbreviations

AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
GBP British Pound
HUF Hungarian Forint
JPY Japanese Yen
MXN Mexican Peso
PEN Peruvian Neuvo Sol
PLN Polish Zloty
USD / $ United States Dollar

Key to holdings abbreviations

ADR American Depository Receipts
ETF Exchange Traded Fund
FRB Floating Rate Bonds
FRN Floating Rate Notes
GDR Global Depository Receipts
GMTN Global Medium Term Notes
IFB Inverse Floating Rate Bonds
IO Interest Only
MTN Medium Term Notes
MTNA Medium Term Notes Class A
MTNC Medium Term Notes Class C
MTNE Medium Term Notes Class E
NVDR Non Voting Depository Receipts
PJSC Public Joint Stock Company
PO Principal Only
TBA To Be Announced Commitments

* Percentages indicated are based on net assets as follows:

Growth portfolio	$1,745,337,659
Balanced portfolio	1,461,454,193
Conservative portfolio	988,369,502

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts, for one or more of the funds, at September 30, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts, for one or more of the funds, at September 30, 2009.

### When-issued securities (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at September 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) disclosures based on the securities valuation inputs. On September 30, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

SG Securities on loan, in part or in entirety, at September 30, 2009 (Growth portfolio).

SB Securities on loan, in part or in entirety, at September 30, 2009 (Balanced portfolio).

SC Securities on loan, in part or in entirety, at September 30, 2009 (Conservative portfolio).

At September 30, 2009, liquid assets totaling $301,057,818, $602,443,813 and $644,611,001 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) have been segregated for open forward commitments, swap contracts, forward contracts, options and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank. See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at September 30, 2009. The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income.

The interest rates shown are the current interest rates at September 30, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at September 30, 2009 (as a percentage of Portfolio Value):

Growth Portfolio		Balanced Portfolio		Conservative Portfolio

United States	74.5%	United States	86.2%	United States	90.0%

United Kingdom	4.0	United Kingdom	2.8	United Kingdom	2.2

Japan	3.2	Japan	2.1	Japan	1.3

Italy	2.0	France	1.1	France	0.7

France	1.6	Italy	1.0	Canada	0.7

China	1.2	Canada	0.7	Italy	0.5

Australia	1.1	Australia	0.7	Switzerland	0.5

South Korea	0.9	Switzerland	0.6	Other	4.1

Switzerland	0.8	Other	4.8	Total	100.0%

Brazil	0.8	Total	100.0%

Canada	0.7

Spain	0.5

Other	8.7

Total	100.0%

Growth Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $274,067,321)	Value	face value	date	(depreciation)

Australian Dollar	$51,751,400	$48,858,113	10/21/09	$2,893,287

Brazilian Real	4,383,953	4,242,851	10/21/09	141,102

British Pound	13,127,721	13,223,599	10/21/09	(95,878)

Canadian Dollar	13,509,796	13,420,214	10/21/09	89,582

Chilean Peso	179,423	178,871	10/21/09	552

Czech Koruna	1,148,244	1,132,353	10/21/09	15,891

Danish Krone	1,091,664	1,085,755	10/21/09	5,909

Euro	61,783,153	61,047,136	10/21/09	736,017

Hong Kong Dollar	5,091,912	5,092,283	10/21/09	(371)

Hungarian Forint	1,744,319	1,714,154	10/21/09	30,165

Japanese Yen	45,815,297	44,493,199	10/21/09	1,322,098

Mexican Peso	248,200	251,136	10/21/09	(2,936)

New Zealand Dollar	728,913	701,987	10/21/09	26,926

Norwegian Krone	36,812,263	35,167,165	10/21/09	1,645,098

Polish Zloty	5,556,509	5,644,704	10/21/09	(88,195)

Singapore Dollar	4,912,099	4,851,123	10/21/09	60,976

South African Rand	3,813,639	3,811,486	10/21/09	2,153

South Korean Won	3,455,840	3,323,937	10/21/09	131,903

Swedish Krona	17,423,303	16,917,385	10/21/09	505,918

Swiss Franc	5,553,667	5,422,693	10/21/09	130,974

Turkish Lira (New)	3,512,486	3,487,177	10/21/09	25,309

Total				$7,576,480

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $280,408,585)	Value	face value	date	(depreciation)

Australian Dollar	$7,035,918	$6,787,180	10/21/09	$(248,738)

Brazilian Real	2,498,171	2,416,749	10/21/09	(81,422)

British Pound	51,744,632	52,549,834	10/21/09	805,202

Canadian Dollar	23,441,336	23,198,483	10/21/09	(242,853)

Chilean Peso	1,180,789	1,175,851	10/21/09	(4,938)

Czech Koruna	4,383,549	4,336,137	10/21/09	(47,412)

Euro	86,644,312	84,729,177	10/21/09	(1,915,135)

Hong Kong Dollar	183,473	183,486	10/21/09	13

Hungarian Forint	813,192	801,257	10/21/09	(11,935)

Japanese Yen	29,276,899	28,588,558	10/21/09	(688,341)

Mexican Peso	1,792,420	1,819,747	10/21/09	27,327

New Zealand Dollar	1,192,373	1,132,940	10/21/09	(59,433)

Norwegian Krone	4,582,520	4,371,952	10/21/09	(210,568)

Polish Zloty	1,588,877	1,611,735	10/21/09	22,858

Singapore Dollar	10,803,706	10,672,405	10/21/09	(131,301)

South African Rand	3,682,857	3,657,103	10/21/09	(25,754)

Swedish Krona	11,058,298	10,613,209	10/21/09	(445,089)

Swiss Franc	37,768,702	37,535,463	10/21/09	(233,239)

Taiwan Dollar	4,292,702	4,203,191	10/21/09	(89,511)

Turkish Lira (New)	24,199	24,128	10/21/09	(71)

Total				$(3,580,340)

FUTURES CONTRACTS OUTSTANDING at 9/30/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Amsterdam Exchange Index (Short)	102	$9,320,613	Oct-09	$(74,230)

Canadian Government Bond 10 yr (Long)	233	26,474,001	Dec-09	296,407

DAX Index (Long)	36	7,478,764	Dec-09	119,798

Dow Jones Euro Stoxx 50 Index (Short)	1,133	47,402,350	Dec-09	(1,182,124)

Euro-Bobl 5 yr (Long)	90	15,229,028	Dec-09	37,325

Euro-Bund 10 yr (Long)	94	16,777,221	Dec-09	53,651

Euro-CAC 40 Index (Long)	76	4,225,848	Oct-09	77,068

Euro-Schatz 2 yr (Short)	256	40,547,713	Dec-09	(8,583)

FTSE 100 Index (Short)	283	23,059,252	Dec-09	(553,372)

FTSE/MIB Index (Long)	23	3,944,405	Dec-09	74,349

IBEX 35 Index (Short)	35	6,010,813	Oct-09	(199,118)

Japanese Government Bond 10 yr (Long)	11	17,102,656	Dec-09	79,057

Japanese Government Bond 10 yr (Short)	12	18,657,443	Dec-09	(72,366)

Japanese Government Bond 10 yr Mini (Long)	40	6,218,255	Dec-09	40,560

MSCI EAFE Index E-Mini (Long)	60	4,638,000	Dec-09	10,680

NASDAQ 100 Index E-Mini (Short)	284	9,755,400	Dec-09	(305,300)

OMXS 30 Index (Short)	548	7,049,270	Oct-09	166,189

Russell 2000 Index Mini (Long)	281	16,944,300	Dec-09	572,678

Russell 2000 Index Mini (Short)	368	22,190,400	Dec-09	(751,456)

S&P 500 Index (Long)	12	3,158,700	Dec-09	74,205

S&P 500 Index E-Mini (Long)	7,478	393,716,700	Dec-09	9,276,459

S&P 500 Index E-Mini (Short)	266	14,004,900	Dec-09	(331,036)

S&P Mid Cap 400 Index E-Mini (Long)	770	53,068,400	Dec-09	1,657,810

SGX MSCI Singapore Index (Short)	58	2,643,330	Oct-09	(37,326)

SPI 200 Index (Short)	178	18,644,175	Dec-09	(593,771)

Tokyo Price Index (Short)	275	27,923,455	Dec-09	894,366

U.K. Gilt 10 yr (Long)	83	15,749,688	Dec-09	6,900

U.K. Gilt 10 yr (Short)	43	8,159,477	Dec-09	(6,423)

U.S. Treasury Bond 20 yr (Long)	1,222	148,320,250	Dec-09	3,676,195

U.S. Treasury Bond 20 yr (Short)	108	13,108,500	Dec-09	(310,797)

U.S. Treasury Note 10 yr (Long)	655	77,504,922	Dec-09	1,247,246

U.S. Treasury Note 10 yr (Short)	665	78,688,203	Dec-09	(1,050,665)

FUTURES CONTRACTS OUTSTANDING at 9/30/09 cont.				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	220	$47,733,125	Dec-09	$250,332

U.S. Treasury Note 2 yr (Short)	309	67,043,344	Dec-09	(418,928)

U.S. Treasury Note 5 yr (Short)	569	66,057,344	Dec-09	(836,902)

Total				$11,878,878

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $20,482,389)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	$6,368,000	Aug-11/4.49	$480,975

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	6,368,000	Aug-11/4.49	311,395

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	2,152,000	Aug-11/4.49	162,541

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	2,152,000	Aug-11/4.49	105,233

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	16,037,000	Jul-11/4.525	1,234,718

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	16,037,000	Jul-11/4.525	745,579

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,571,000	Jul-11/4.525	274,938

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,571,000	Jul-11/4.525	166,020

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	15,097,000	Feb-10/5.08	1,901,014

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	15,097,000	Feb-10/5.08	53,896

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	4,286,000	Aug-11/4.475	320,379

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	4,286,000	Aug-11/4.475	211,900

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	1,261,000	Aug-11/4.475	94,260

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	1,261,000	Aug-11/4.475	62,344

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	3,184,000	Aug-11/4.55	250,358

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	3,184,000	Aug-11/4.55	150,285

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	16,037,000	Jul-11/4.46	1,180,830

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	16,037,000	Jul-11/4.46	775,397

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,571,000	Jul-11/4.46	262,938

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,571,000	Jul-11/4.46	172,660

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,349,000	Jul-11/4.52	258,710

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,349,000	Jul-11/4.52	156,465

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.4% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	5,503,000	Nov-09/4.4	425,712

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.4% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	5,503,000	Nov-09/4.4	3,137

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	2,196,500	May-12/5.51	281,576

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	2,196,500	May-12/5.51	75,966

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	1,917,500	May-12/5.51	245,811

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $20,482,389) cont.	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	$1,917,500	May-12/5.51	$66,317

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	15,097,000	Feb-10/5.22	2,069,195

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	15,097,000	Feb-10/5.22	42,423

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	1,674,500	Jul-11/4.5475	131,766

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	1,674,500	Jul-11/4.5475	76,960

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,520,000	Jul-11/4.5475	591,749

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,520,000	Jul-11/4.5475	345,619

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	15,040,000	Jul-11/4.52	1,161,840

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	15,040,000	Jul-11/4.52	702,669

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	1,076,000	Aug-11/4.55	84,606

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	1,076,000	Aug-11/4.55	50,787

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	3,894,000	Aug-11/4.7	337,649

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	3,894,000	Aug-11/4.7	166,430

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	1,217,000	Aug-11/4.7	105,526

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	1,217,000	Aug-11/4.7	52,015

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	24,055,500	Jul-11/4.745	2,138,302

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	24,055,500	Jul-11/4.745	980,989

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	5,356,500	Jul-11/4.745	476,142

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	5,356,500	Jul-11/4.745	218,439

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	16,035,000	Jun-10/5.235	138,542

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	16,035,000	Jun-10/5.23	137,420

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	5,222,000	Jun-10/5.235	45,118

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	5,222,000	Jun-10/5.23	44,753

Total			$20,530,293

TBA SALE COMMITMENTS OUTSTANDING at 9/30/09 (proceeds receivable $10,143,984)	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, October 1, 2039	$1,000,000	10/14/09	$1,046,016

FNMA, 4 1/2s, October 1, 2039	9,000,000	10/14/09	9,115,312

Total			$10,161,328

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09

			Upfront	Termi-			Unrealized
Swap	Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$3,946,000		$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$110,864

	3,100,000		—	7/18/13	4.14688%	3 month USD-LIBOR-	(237,876)
						BBA

	83,620,000		—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	2,224,952

	39,560,000		—	9/18/38	4.36125%	3 month USD-LIBOR-	(3,094,759)
						BBA

	469,369,000		—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	10,722,483

	12,082,000		37,713	10/1/18	3 month USD-LIBOR-BBA	4.30%	1,175,411

	14,105,000		(59,436)	10/8/38	3 month USD-LIBOR-BBA	4.30%	1,144,845

	2,876,000		(2,614)	10/20/10	3.00%	3 month USD-LIBOR-	(108,947)
						BBA

	4,367,000		3,970	10/20/10	3 month USD-LIBOR-BBA	3.00%	165,429

	7,200,000		—	3/2/11	5.815%	3 month USD-LIBOR-	(531,104)
						BBA

	1,361,000		—	10/26/12	4.6165%	3 month USD-LIBOR-	(135,467)
						BBA

	42,391,000		—	5/19/10	3.2925%	3 month USD-LIBOR-	(1,256,783)
						BBA

	11,271,000		—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	340,658

	308,000		—	5/7/38	4.8775%	3 month USD-LIBOR-	(57,028)
						BBA

	3,543,000		—	5/8/28	4.95%	3 month USD-LIBOR-	(597,002)
						BBA

Barclays Bank PLC	190,590,000		—	12/9/10	3 month USD-LIBOR-BBA	2.005%	4,000,312

	35,394,000		—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(1,804,319)

	108,042,000		—	12/17/13	2.42875%	3 month USD-LIBOR-	(846,217)
						BBA

	3,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.632%	88,284

Citibank, N.A.	16,000,000		—	7/21/18	4.80625%	3 month USD-LIBOR-	(1,953,728)
						BBA

	5,713,000		—	7/17/19	3.8675%	3 month USD-LIBOR-	(247,118)
						BBA

	19,438,000		—	7/28/19	3.895%	3 month USD-LIBOR-	(864,215)
						BBA

	17,800,000		—	8/6/19	3.8425%	3 month USD-LIBOR-	(694,171)
						BBA

	14,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	427,115

	110,800,000		—	8/14/11	1.61125%	3 month USD-LIBOR-	(969,942)
						BBA

	35,550,000		—	8/14/14	3 month USD-LIBOR-BBA	3.10%	921,727

MXN	34,130,000		—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	165,547

MXN	10,240,000		—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	51,502

	$10,400,000		—	9/5/13	3.905%	3 month USD-LIBOR-	(654,618)
						BBA

	89,465,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	4,149,033

	38,242,000		—	9/18/38	4.45155%	3 month USD-LIBOR-	(3,599,035)
						BBA

	228,426,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	5,363,625

	22,334,000		—	2/24/16	2.77%	3 month USD-LIBOR-	237,467
						BBA

	2,005,000		—	8/18/39	3 month USD-LIBOR-BBA	4.24%	120,560

	17,735,000		—	8/20/14	3 month USD-LIBOR-BBA	2.8425%	233,418

	3,044,000		—	8/27/19	3 month USD-LIBOR-BBA	3.6875%	71,544

EUR	28,000,000	E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(97,178)
					REUTERS

	$18,717,200		—	9/22/11	1.3675%	3 month USD-LIBOR-	(37,051)
						BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.	EUR	9,330,000	$—	9/29/19	3.501%	6 month EUR-EURIBOR-	$(52,018)
						REUTERS

		$13,091,000	—	9/30/19	3 month USD-LIBOR-BBA	3.425%	(33,287)

		1,457,000	—	3/25/19	2.95%	3 month USD-LIBOR-	54,457
						BBA

		34,939,000	—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(232,659)

		8,052,000	—	4/6/39	3.295%	3 month USD-LIBOR-	782,157
						BBA

		12,808,000	—	5/11/39	3.8425%	3 month USD-LIBOR-	9,099
						BBA

Credit Suisse		30,000	—	9/16/10	3.143%	3 month USD-LIBOR-	(769)
International						BBA

		93,873,000	—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	2,199,326

		28,339,000	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	771,203

		90,890,000	—	10/9/10	3 month USD-LIBOR-BBA	2.81%	3,135,832

		10,535,000	7,391	10/31/13	3.80%	3 month USD-LIBOR-	(746,486)
						BBA

		28,000,000	—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(1,168,495)

		2,100,000	—	7/30/19	3 month USD-LIBOR-BBA	3.87%	88,405

		4,610,000	—	8/5/19	3 month USD-LIBOR-BBA	3.903%	204,473

	GBP	7,440,000	—	8/25/11	1.98%	6 month GBP-LIBOR-	(53,796)
						BBA

		$12,774,000	—	8/28/19	3 month USD-LIBOR-BBA	3.6825%	294,880

		34,401,000	—	9/23/38	4.7375%	3 month USD-LIBOR-	(4,947,843)
						BBA

		27,680,000	(295,856) 12/10/38		2.69%	3 month USD-LIBOR-	5,502,051
						BBA

		21,230,000	226,915	12/10/38	3 month USD-LIBOR-BBA	2.69%	(4,219,961)

		4,354,000	—	6/30/38	2.71%	3 month USD-LIBOR-	892,603
						BBA

		791,278,000	—	1/30/11	1.4725%	3 month USD-LIBOR-	(7,742,957)
						BBA

		82,713,000	—	1/30/29	3 month USD-LIBOR-BBA	3.225%	(6,906,958)

		45,828,000	—	2/5/14	2.475%	3 month USD-LIBOR-	(173,360)
						BBA

		14,904,000	—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(990,014)

	EUR	34,800,000	—	9/18/11	1.6875%	6 month EUR-EURIBOR-	(34)
						REUTERS

	EUR	9,180,000	—	9/18/14	6 month EUR-EURIBOR-	2.755%	45,193
					REUTERS

		$24,918,000	—	9/24/24	3.975%	3 month USD-LIBOR-	(637,586)
						BBA

		2,100,000	—	4/28/39	3.50375%	3 month USD-LIBOR-	128,111
						BBA

		1,000,000	—	4/30/19	3 month USD-LIBOR-BBA	3.072%	(16,754)

		3,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.592%	77,794

		3,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.632%	88,284

		3,000,000	—	6/3/19	3 month USD-LIBOR-BBA	3.92%	161,727

		21,857,000	—	6/5/39	4.29417%	3 month USD-LIBOR-	(1,725,521)
						BBA

		22,000,000	—	6/16/14	3.237%	3 month USD-LIBOR-	(869,623)
						BBA

		65,000,000	—	6/16/24	3 month USD-LIBOR-BBA	4.306%	4,967,056

		48,000,000	—	6/16/39	4.361%	3 month USD-LIBOR-	(4,312,640)
						BBA

		5,000,000	—	6/23/19	3 month USD-LIBOR-BBA	4.054%	317,308

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG	$32,264,000	$—	4/21/14	2.51%	3 month USD-LIBOR-	$(313,543)
					BBA

	1,000,000	—	4/30/19	3 month USD-LIBOR-BBA	3.072%	(16,754)

	170,460,000	—	5/12/11	1.43%	3 month USD-LIBOR-	(1,886,010)
					BBA

	3,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.592%	77,794

	4,000,000	—	6/9/19	3 month USD-LIBOR-BBA	4.195%	309,049

	17,047,000	—	7/27/19	3.755%	3 month USD-LIBOR-	(552,358)
					BBA

	6,804,000	—	7/28/19	3.895%	3 month USD-LIBOR-	(302,507)
					BBA

	14,200,000	—	8/11/19	4.18%	3 month USD-LIBOR-	(961,228)
					BBA

	9,603,000	—	9/23/38	4.75%	3 month USD-LIBOR-	(1,402,242)
					BBA

	15,254,000	—	10/17/18	4.585%	3 month USD-LIBOR-	(1,776,826)
					BBA

	155,211,000	—	10/24/10	3 month USD-LIBOR-BBA	2.604%	4,806,015

	10,667,000	9,135	11/21/10	2.25%	3 month USD-LIBOR-	(257,413)
					BBA

	256,319,000	—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	8,308,121

	85,413,000	—	12/5/13	2.590625%	3 month USD-LIBOR-	(1,365,473)
					BBA

	71,471,000	—	12/9/13	3 month USD-LIBOR-BBA	2.5225%	903,329

	5,035,000	—	12/11/18	3 month USD-LIBOR-BBA	2.94%	(134,901)

	12,532,000	—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(1,652,407)

	46,346,000	—	12/17/23	3 month USD-LIBOR-BBA	2.81682%	(4,413,373)

	120,558,000	—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	1,646,349

	3,000,000	—	12/22/13	2.008%	3 month USD-LIBOR-	32,701
					BBA

	32,750,000	—	12/24/13	2.165%	3 month USD-LIBOR-	138,928
					BBA

	51,604,000	—	12/30/13	2.15633%	3 month USD-LIBOR-	265,096
					BBA

	55,500,000	—	1/8/29	3 month USD-LIBOR-BBA	3.19625%	(4,753,301)

	177,800,000	—	1/8/14	2.375%	3 month USD-LIBOR-	(354,088)
					BBA

	9,717,000	—	1/9/14	3 month USD-LIBOR-BBA	2.165%	(69,504)

	14,573,000	—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(1,310,168)

	18,615,000	—	8/26/19	3 month USD-LIBOR-BBA	3.73%	507,250

	76,845,000	—	1/30/11	3 month USD-LIBOR-BBA	1.45%	725,974

	47,050,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(3,297,568)

	131,840,000	—	2/5/14	2.44661%	3 month USD-LIBOR-	(337,338)
					BBA

	103,816,000	—	2/6/14	2.5529%	3 month USD-LIBOR-	(731,714)
					BBA

	37,021,000	—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(2,068,300)

	40,000,000	—	2/6/14	2.5675%	3 month USD-LIBOR-	(307,219)
					BBA

	22,000,000	—	2/9/14	2.525%	3 month USD-LIBOR-	(120,479)
					BBA

	19,000,000	—	2/10/14	2.55%	3 month USD-LIBOR-	(124,483)
					BBA

	50,767,000	—	2/10/14	2.5825%	3 month USD-LIBOR-	(403,485)
					BBA

	16,154,000	—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(802,553)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap	Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG	$21,458,000		$—	2/25/14	2.4675%	3 month USD-LIBOR-	$(36,767)
cont.						BBA

	465,000,000		—	3/16/11	1.6725%	3 month USD-LIBOR-	(5,312,141)
						BBA

	230,000,000		—	3/16/16	3 month USD-LIBOR-BBA	2.85%	(1,781,446)

	57,000,000		—	3/16/29	3.29%	3 month USD-LIBOR-	4,454,669
						BBA

	129,003,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	978,635

	77,000,000		—	3/23/11	3 month USD-LIBOR-BBA	1.45%	600,439

	161,000,000		—	3/30/14	2.36%	3 month USD-LIBOR-	951,879
						BBA

	74,000,000		—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(3,197,617)

	3,743,400		—	9/22/19	3.6875%	3 month USD-LIBOR-	(78,348)
						BBA

	5,233,100		—	9/28/19	3 month USD-LIBOR-BBA	3.5525%	45,122

	37,392,000		100,668	10/2/39	3 month USD-LIBOR-BBA	3.91%	—

	13,786,000		(21,715) 10/2/29		3.85%	3 month USD-LIBOR-	—
						BBA

	3,688,000		(1,285) 10/2/19		3.45%	3 month USD-LIBOR-	—
						BBA

	7,396,000		2,577	10/2/19	3 month USD-LIBOR-BBA	3.45%	—

	167,327,000		36,346	10/2/11	3 month USD-LIBOR-BBA	1.29%	—

Goldman Sachs	4,135,000		—	3/27/13	3 month USD-LIBOR-BBA	3.4625%	191,572
International

	1,425,000		—	3/29/38	4.665%	3 month USD-LIBOR-	(184,958)
						BBA

	68,619,000		—	11/25/28	3.38125%	3 month USD-LIBOR-	3,726,945
						BBA

	61,675,000		—	7/31/14	3 month USD-LIBOR-BBA	3.075%	1,613,470

GBP	14,800,000		—	8/20/11	2.0225%	6 month GBP-LIBOR-	(131,161)
						BBA

GBP	53,440,000		—	8/24/11	2.035%	6 month GBP-LIBOR-	(483,397)
						BBA

GBP	19,150,000		—	8/24/14	6 month GBP-LIBOR-BBA	3.4825%	436,401

GBP	3,900,000		—	8/24/29	6 month GBP-LIBOR-BBA	4.29%	157,020

	$7,280,000		(45,062)	11/18/18	3 month USD-LIBOR-BBA	4.10%	481,954

	6,472,000		1,780	11/18/10	2.35%	3 month USD-LIBOR-	(169,968)
						BBA

AUD	17,025,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(212,048)

EUR	29,830,000		—	9/22/11	6 month EUR-EURIBOR-	1.718%	23,197
					REUTERS

	$11,698,300		—	9/22/14	2.83%	3 month USD-LIBOR-	(112,715)
						BBA

EUR	33,670,000		—	9/25/11	6 month EUR-EURIBOR-	1.718%	20,968
					REUTERS

GBP	30,470,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-	(136,148)
						BBA

	$10,785,500		—	9/29/14	3 month USD-LIBOR-BBA	2.6925%	26,358

JPMorgan Chase Bank,	37,233,000		—	3/5/18	4.325%	3 month USD-LIBOR-	(2,974,405)
N.A.						BBA

	1,671,000		—	3/11/38	5.0025%	3 month USD-LIBOR-	(318,398)
						BBA

	13,753,000		—	3/11/38	5.03%	3 month USD-LIBOR-	(2,686,490)
						BBA

	78,169,000		—	3/15/10	3 month USD-LIBOR-BBA	2.5%	852,748

	10,478,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	383,385

	16,151,000		—	3/20/13	3 month USD-LIBOR-BBA	3.13%	582,736

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap	Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,	$45,327,000		$—	3/25/10	3 month USD-LIBOR-BBA	2.325%	$450,550
N.A. cont.

	8,543,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	84,241

	7,675,000		—	4/7/13	3 month USD-LIBOR-BBA	3.58406%	509,737

	6,577,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	185,161

	3,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.592%	77,794

	1,674,000		—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	14,294

	2,000,000		—	6/3/19	3 month USD-LIBOR-BBA	3.91%	106,072

	15,453,000	E	—	6/9/20	4.73%	3 month USD-LIBOR-	(1,250,302)
						BBA

	4,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.207%	313,239

	42,596,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	710,936

	43,758,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	765,534

	51,868,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	1,492,889

	9,027,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	275,296

	90,110,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	2,692,803

CAD	14,070,000		—	6/9/12	6 month CAD-BA-CDOR	1.95%	93,769

CAD	4,490,000		—	6/9/14	2.725%	6 month CAD-BA-CDOR	(58,044)

	$15,453,000	E	—	6/11/20	4.735%	3 month USD-LIBOR-	(1,253,548)
						BBA

CAD	22,450,000		—	6/9/10	0.57%	1 month CAD-BA-CDOR	(18,943)

	$32,308,000		—	6/16/19	4.09%	3 month USD-LIBOR-	(2,176,146)
						BBA

	13,245,000		—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	637,362

AUD	5,100,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	29,937

CAD	5,100,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(141,211)

	$18,200,000		—	9/23/38	4.70763%	3 month USD-LIBOR-	(2,522,007)
						BBA

	27,685,000		—	10/23/13	3 month USD-LIBOR-BBA	3.535%	1,680,380

	42,300,000		—	11/10/18	4.12%	3 month USD-LIBOR-	(3,161,986)
						BBA

JPY	293,300,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(17,836)

JPY	394,300,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-	24,902
						BBA

	$27,600,000		—	7/30/11	1.46%	3 month USD-LIBOR-	(181,724)
						BBA

	8,589,000		—	8/3/14	3 month USD-LIBOR-BBA	3.061%	215,411

	26,000,000		—	11/24/10	3 month USD-LIBOR-BBA	2.0075%	550,186

PLN	10,550,000		—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	44,465

	$15,000,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	253,253

HUF	282,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	(5,335)

	$2,900,000		—	8/7/19	4.015%	3 month USD-LIBOR-	(156,128)
						BBA

	11,000,000		—	8/10/19	4.02%	3 month USD-LIBOR-	(593,276)
						BBA

	3,000,000		—	8/13/11	1.67589%	3 month USD-LIBOR-	(30,198)
						BBA

	800,000		—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	22,631

HUF	74,100,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	(2,650)

	$8,260,000		—	1/27/24	3.1%	3 month USD-LIBOR-	560,296
						BBA

AUD	13,620,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(183,737)

	$4,130,000		—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	(196,024)

	93,087,000		—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	1,121,586

	7,111,000		—	3/6/39	3.48%	3 month USD-LIBOR-	546,178
						BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap	Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,	$9,491,600		$—	9/10/19	3.66%	3 month USD-LIBOR-	$(188,303)
N.A. cont.						BBA

EUR	4,480,000	E	—	9/17/29	6 month EUR-EURIBOR-	4.944%	40,347
					REUTERS

	$6,700,000		—	9/14/19	3 month USD-LIBOR-BBA	3.505%	40,090

EUR	34,800,000		—	9/18/11	1.662%	6 month EUR-EURIBOR-	23,138
						REUTERS

EUR	9,180,000		—	9/18/14	6 month EUR-EURIBOR-	2.72%	23,245
					REUTERS

	$5,100,000		—	9/21/19	3 month USD-LIBOR-BBA	3.575%	57,640

EUR	11,640,000		—	9/22/19	6 month EUR-EURIBOR-	3.549%	143,175
					REUTERS

	$16,700,000		—	9/22/19	3.645%	3 month USD-LIBOR-	(288,224)
						BBA

	18,717,200		—	9/22/11	1.335%	3 month USD-LIBOR-	(25,107)
						BBA

GBP	590,000		—	9/24/29	6 month GBP-LIBOR-BBA	4.1975%	9,915

GBP	4,710,000		—	9/28/19	3.9225%	6 month GBP-LIBOR-	(29,025)
						BBA

EUR	5,820,000		—	10/1/19	3.481%	6 month EUR-EURIBOR-	(16,193)
						REUTERS

	$71,807,000		2,506,064	5/19/19	4.735%	3 month USD-LIBOR-	(6,575,120)
						BBA

CAD	6,990,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	(1,197)

CAD	1,540,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(74,984)

CAD	7,170,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	140,696

CAD	2,290,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(97,508)

	$52,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	413,339

	95,490,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	1,080,987

	36,170,000		—	4/3/13	1.963%	3 month USD-LIBOR-	(129,854)
						BBA

	137,650,000		—	4/3/14	3 month USD-LIBOR-BBA	2.203%	(474,361)

	34,570,000		—	4/3/14	2.203%	3 month USD-LIBOR-	119,133
						BBA

	1,820,000		—	4/9/11	3 month USD-LIBOR-BBA	1.5025%	25,306

Total							$(19,738,780)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/09

			Termi-			Unrealized
Swap		Notional	nation	Fixed payments received (paid)	Total return received	appreciation/
counterparty		amount	date	by fund per annum	by or paid by fund	(depreciation)

Credit Suisse	Units	5,256	7/15/10	(3 month USD-LIBOR-BBA plus	The Middle East Custom	$1,433,229
International				1.00% )	Basket Index currently
					sponsored by Credit
					Suisse ticker CSGCPUT

Deutsche Bank AG	EUR	8,850,000	3/27/14	1.785%	Eurostat Eurozone HICP	64,800
					excluding tobacco

Goldman Sachs	EUR	14,750,000	4/30/13	2.375%	French Consumer Price	897,260
International					Index excluding tobacco

	EUR	14,750,000	4/30/13	(2.41%)	Eurostat Eurozone HICP	(932,252)
					excluding tobacco

	EUR	14,750,000	5/6/13	2.34%	French Consumer Price	867,020
					Index excluding tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Termi-			Unrealized
Swap		Notional	nation	Fixed payments received (paid)	Total return received	appreciation/
counterparty		amount	date	by fund per annum	by or paid by fund	(depreciation)

Goldman Sachs	EUR	14,750,000	5/6/13	(2.385%)	Eurostat Eurozone HICP	$(908,924)
International cont.					excluding tobacco
	GBP	11,200,000	8/18/11	(2.66%)	GBP Non-revised UK	(4,123)
					Retail Price Index

		$966,887	9/3/10	(3 month USD-LIBOR-BBA plus	iShares MSCI Emerging	3,476,629
				5 percent)	Markets Index

	Units	10,539	7/9/10	(3 month USD-LIBOR-BBA plus	A basket (GSPMTGCC)	2,046,377
				85 bps)	of common stocks

		$7,010,000	7/9/14	(1.70%)	USA Non Revised	41,569
					Consumer Price Index —
					Urban (CPI-U)

		5,608,000	7/13/14	(1.60%)	USA Non Revised	60,230
					Consumer Price Index —
					Urban (CPI-U)

	EUR	760,000	4/23/14	1.67%	Eurostat Eurozone HICP	(7,524)
					excluding tobacco

	EUR	8,850,000	4/14/14	1.835%	Eurostat Eurozone HICP	14,256
					excluding tobacco

		$15,760,000	5/18/10	(0.25%)	USA Non Revised	268,393
					Consumer Price Index —
					Urban (CPI-U)

JPMorgan Chase Bank,		74,870	7/29/10	(3 month USD-LIBOR-BBA )	S&P 500 Information	1,848,419
N.A.					Technology Total Return
					Index

		46,591	7/29/10	3 month USD-LIBOR-BBA	S&P 500 Energy Total	(1,889,043)
					Return Index

UBS, AG	Units	1,632	2/8/10	(3 month USD-LIBOR-BBA minus	MSCI Daily Total Return	67,884
				3.50%)	Net Emerging Markets
					India USD Index

	Units	1,542	6/28/10	(3 month USD-LIBOR-BBA)	MSCI 10 year Total	102,829
					Return Net Emerging
					Markets India USD Index

Total						$7,447,029

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09
					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX CMBX BBB Index	—	$255	$370,000	10/12/52	(134 bp)	$265,978

Limited Brands, Inc., 6 1/8%, 12/1/12	—	—	935,000	12/20/12	(252 bp)	(5,375)

Mattel, Inc., 7 1/4%, 7/9/12	—	—	1,645,000	3/20/13	(157.2 bp)	(70,913)

Nalco Co., 7.75%, 11/15/11	Ba2	—	70,000	9/20/12	350 bp	380

Spectra Energy Capital, 6 1/4%, 2/15/13	—	—	1,645,000	9/20/14	(115 bp)	(45,335)

Tyson Foods, Inc., 6.6%, 4/1/16	—	—	1,485,000	12/20/11	(370 bp)	(65,586)

Tyson Foods, Inc., 6.6%, 4/1/16	—	—	1,485,000	10/20/11	(370 bp)	(71,065)

Barclays Bank PLC
DJ ABX HE PEN AAA Series 6 Version 1	A+	69,445	382,095	7/25/45	18 bp	24,637
Index

DJ ABX HE PEN AAA Series 6 Version 1	A+	54,926	286,452	7/25/45	18 bp	21,333
Index

DJ ABX HE PEN AAA Series 7 Version 1	BB–	273,470	464,000	8/25/37	9 bp	(13,507)
Index

DJ CDX NA IG Series 12 Version 1 Index	—	(420,047)	11,138,000	6/20/14	(100 bp)	(374,245)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09 cont.
						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Citibank, N.A.
DJ ABX HE AAA Index	BBB–	$ 513,565		$2,482,449	5/25/46	11 bp	$(187,682)

DJ ABX HE PEN AAA Series 6 Version 1	BBB–	107,016		503,308	5/25/46	11 bp	(35,159)
Index

DJ ABX HE PEN AAA Series 6 Version 1	A+	34,119		167,615	7/25/45	18 bp	14,463
Index

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	397,746		2,166,428	5/25/46	11 bp	(214,230)
Index

Dominion Resources Inc., 5.15%, 7/15/15	—	—		5,295,000	6/20/18	(73 bp)	(126,353)

Hanson Plc, 7 7/8%, 9/27/10	—	—		1,535,000	9/20/16	(71 bp)	152,107

International Lease Finance Corp., 4.15%,	—	—		625,000	9/20/13	(105 bp)	149,805
1/20/15

Lexmark International, Inc., 5.9%, 6/1/13	Baa3	—		905,000	6/20/13	108.5 bp	15,311

Limited Brands, Inc., 6 1/8%, 12/1/12	—	—		1,755,000	12/20/12	(275 bp)	(5,869)

Limited Brands, Inc., 6 1/8%, 12/1/12	—	—		295,000	6/20/11	(250 bp)	72

Masco Corp., 5 7/8%, 7/15/12	—	—		2,370,000	3/20/17	(213 bp)	(35,009)

Qwest Capital Funding, 7 3/4%, 2/15/31	—	—		1,475,000	6/20/13	(263 bp)	(1,343)

Telecom Italia SPA. 5 3/8%, 1/29/19	—	—		4,865,000	9/20/11	(218 bp)	(119,657)

Credit Suisse International
DJ ABX HE PEN AAA Series 6 Version 1	A+	199,423		972,215	7/25/45	18 bp	85,411
Index

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	1,056,435		2,310,803	5/25/46	11 bp	403,676
Index

DJ ABX HE PEN AAA Series 7 Version 1	BB–	347,938		586,000	8/25/37	9 bp	(13,909)
Index

DJ CMB NA CMBX AAA Index	AA+	83,722		503,000	12/13/49	8 bp	(10,584)

DJ CMB NA CMBX AJ Index	—	(79,093)		246,000	2/17/51	(96 bp)	20,990

DJ CMBX NA AAA Series 4 Version 1	—	(1,014,140)		2,455,000	2/17/51	(35 bp)	(521,073)
Index

Southwest Airlines, 5 1/4%, 10/1/14	—	—		590,000	3/20/12	(190 bp)	(7,775)

Deutsche Bank AG
CBS Corp, 4 5/8%, 5/15/18	—	—		1,705,000	6/20/11	(102 bp)	(2,665)

CBS Corp., 4 5/8%, 5/15/18	—	—		1,465,000	9/20/12	(87 bp)	15,234

CNA Financial Corp., 5.85%, 12/15/14	—	—		1,415,000	9/20/16	(155 bp)	46,880

DJ ABX HE PEN AAA Series 6 Version 1	A+	24,041		110,229	7/25/45	18 bp	11,114
Index

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	136,544		362,542	5/25/46	11 bp	34,133
Index

DJ CDX NA HY Series 11 Version 1 Index	B	4,998,803		21,271,500	12/20/13	500 bp	3,857,776

DJ CDX NA IG Series 13 Version 1 Index	BBB+	2,087		7,515,000	12/20/14	100 bp	2,087

DJ CDX NA IG Series 13 Version 1 Index	—	3,576		12,872,000	12/20/14	(100 bp)	3,576

DJ iTraxx Europe Series 9 Version 1	—	126,567	EUR	1,852,800	6/20/13	(650 bp)	83,293

Expedia Inc., 7.456%, 8/15/18	—	—		$660,000	12/20/13	(310 bp)	(47,725)

General Electric Capital Corp., 6%, 6/15/12	Aa2	—		460,000	9/20/13	109 bp	(14,129)

Hanson PLC., 7 7/8%, 9/27/10	—	—		260,000	9/20/16	(255 bp)	(2,506)

Korea Monetary STAB Bond, 5.15%, 2/12/10	A2	—		1,335,000	2/19/10	153 bp	4,956

Nalco Co., 7.75%, 11/15/11	Ba2	—		60,000	12/20/12	363 bp	503

Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—		775,000	12/20/13	112 bp	1,676

Packaging Corporation of America, 5	—	—		1,730,000	9/20/13	(129 bp)	(43,126)
3/4%, 8/1/13

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	435,000	9/20/13	715 bp	21,601

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	38,600	6/20/13	(650 bp)	10,112

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	605,000	9/20/13	477 bp	9,761
4/15/14

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	605,000	9/20/13	535 bp	27,526
4/15/14

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09 cont.
							Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International
CNA Financial Corp., 5.85%, 12/15/14	—	$—		$885,000		9/20/11	(160 bp)	$8,209

CSC Holdings, Inc., 7 5/8%, 7/15/18	Ba3	—		340,000		9/20/13	495 bp	14,285

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	567,331		1,314,615		5/25/46	11 bp	195,976
Index

DJ CDX NA CMBX AAA Index	AAA	8,778		240,000		3/15/49	7 bp	(20,619)

DJ CDX NA IG Series 12 Version 1 Index	—	(12,173)		277,000		6/20/14	(100 bp)	(11,034)

DJ CMB NA CMBX AAA Index	AA+	1,067,975		14,468,000		2/17/51	35 bp	(1,824,921)

Lighthouse International Co, SA, 8%,	B3	—	EUR	1,195,000		3/20/13	680 bp	(301,813)
4/30/14

Pearson PLC., 7%, 10/27/14	—	—		$1,500,000		6/20/18	(96 bp)	(39,310)

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	400,000		9/20/13	720 bp	18,536

Southern California Edison Co., 7 5/8%,	A3	—		$860,000		12/20/13	118.1 bp	(8,670)
1/15/10

JPMorgan Chase Bank, N.A.
Cox Communications, Inc., 6.8%, 8/1/28	—	—		2,360,000		3/20/10	(45 bp)	(2,938)

Darden Restaurants, Inc., 6%, 8/15/35	—	—		1,485,000		12/20/17	(155.3 bp)	(18,119)

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	118,053		540,604		5/25/46	11 bp	(34,658)
Index

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	138,216		361,740		5/25/46	11 bp	36,032
Index

DJ CMBX NA AAA Series 4 Version 1	—	(702,897)		1,800,000		2/17/51	(35 bp)	(340,737)
Index

DJ CMBX NA AAA Series 4 Version 1	AA+	893,264		2,302,000		2/17/51	35 bp	430,011
Index

DJ iTraxx Europe Crossover Series 8	—	(437,926)	EUR	3,277,440		12/20/12	(375 bp)	(111,291)
Version 1

Expedia, Inc., 7.456%, 8/15/18	—	—		$440,000		9/20/13	(300 bp)	(28,755)

Lexmark International, Inc., 5.9%, 6/1/13	—	—		1,550,000		6/20/13	(113 bp)	17,360

Nextel Communications, 7 3/8%, 8/1/15	—	—		1,685,000		9/20/13	(540 bp)	(29,370)

Sanmina-SCI Corp., 8 1/8%, 3/1/16	B3	—		280,000		6/20/13	595 bp	(12,507)

TDC AS, 6 1/2%, 4/19/12	—	—	EUR	655,000		9/20/13	(200 bp)	(34,566)

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	68,280		12/20/12	(375 bp)	20,640

Merrill Lynch Capital Services, Inc.
Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—		$815,000		12/20/13	113 bp	2,905

Merrill Lynch International
AmerisourceBergen Corp., 5 7/8%,	—	—		195,000		9/20/12	(65 bp)	(1,162)
9/15/15

Block Financial LLC. 5 1/8%, 10/30/14	—	—		2,110,000		12/20/14	(69 bp)	(22,159)

Computer Sciences Corp, 5%, 2/15/13	—	—		750,000		3/20/13	(66 bp)	(10,458)

MGM Mirage Inc., 5 7/8%, 2/27/14	—	—		1,318,000		9/20/10	(470 bp)	33,984

Pearson PLC, 7%, 10/27/14	—	—		970,000		6/20/18	(65 bp)	(2,590)

Sara Lee Corp., 6 1/8%, 11/1/32	—	—		670,000		6/20/13	(55.5 bp)	(6,140)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 12 Version 1 Index	—	(135,698)		3,340,000		6/20/14	(100 bp)	(121,963)

DJ CDX NA IG Series 12 Version 1 Index	—	(2,337,311)		52,653,000		6/20/14	(100 bp)	(2,120,789)

Nalco Co., 7.75%, 11/15/11	Ba2	—		70,000		9/20/12	330 bp	(99)

Nalco Co., 7.75%, 11/15/11	Ba2	—		110,000		3/20/13	460 bp	4,103

UBS, AG
Hanson PLC., 7 7/8%, 9/27/10	—	—		610,000		9/20/16	(250 bp)	(4,078)

Meritage Homes Corp., 7%, 5/1/14	—	—		98,000	F	9/20/13	(760 bp)	(12,328)

Total								$(1,089,462)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

Balanced Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $242,660,468)	Value	face value	date	(depreciation)

Australian Dollar	$49,205,191	$46,531,216	10/21/09	$2,673,975

Brazilian Real	3,710,178	3,591,767	10/21/09	118,411

British Pound	14,814,118	14,879,590	10/21/09	(65,472)

Canadian Dollar	9,961,219	9,896,389	10/21/09	64,830

Czech Koruna	1,205,258	1,188,453	10/21/09	16,805

Euro	63,053,936	62,261,881	10/21/09	792,055

Hungarian Forint	2,177,536	2,140,304	10/21/09	37,232

Japanese Yen	37,239,008	36,131,998	10/21/09	1,107,010

Mexican Peso	312,320	316,063	10/21/09	(3,743)

New Zealand Dollar	593,587	571,660	10/21/09	21,927

Norwegian Krone	32,786,644	31,298,779	10/21/09	1,487,865

Polish Zloty	5,383,958	5,469,358	10/21/09	(85,400)

Singapore Dollar	782,200	772,524	10/21/09	9,676

South African Rand	3,573,944	3,570,990	10/21/09	2,954

South Korean Won	3,038,100	2,921,645	10/21/09	116,455

Swedish Krona	13,299,938	12,923,437	10/21/09	376,501

Swiss Franc	4,983,186	4,881,171	10/21/09	102,015

Taiwan Dollar	371,980	364,900	10/21/09	7,080

Turkish Lira (New)	2,970,418	2,948,343	10/21/09	22,075

Total				$6,802,251

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $267,101,486)	Value	face value	date	(depreciation)

Australian Dollar	$11,443,291	$10,880,968	10/21/09	$(562,323)

Brazilian Real	3,260,620	3,154,335	10/21/09	(106,285)

British Pound	49,588,946	50,383,232	10/21/09	794,286

Canadian Dollar	17,259,110	17,063,320	10/21/09	(195,790)

Chilean Peso	796,707	793,204	10/21/09	(3,503)

Czech Koruna	4,751,861	4,696,520	10/21/09	(55,341)

Danish Krone	1,100,045	1,094,089	10/21/09	(5,956)

Euro	80,690,137	78,566,199	10/21/09	(2,123,938)

Hong Kong Dollar	740,139	740,191	10/21/09	52

Hungarian Forint	1,402,049	1,381,162	10/21/09	(20,887)

Japanese Yen	26,939,434	26,386,004	10/21/09	(553,430)

Mexican Peso	1,683,678	1,709,306	10/21/09	25,628

New Zealand Dollar	1,664,643	1,590,593	10/21/09	(74,050)

Norwegian Krone	7,819,040	7,493,143	10/21/09	(325,897)

Peruvian New Sol	3,569,941	3,521,175	10/21/09	(48,766)

Polish Zloty	1,378,147	1,397,974	10/21/09	19,827

Singapore Dollar	5,830,881	5,759,923	10/21/09	(70,958)

South African Rand	3,392,592	3,368,885	10/21/09	(23,707)

Swedish Krona	9,464,857	9,084,274	10/21/09	(380,583)

Swiss Franc	34,397,098	34,064,673	10/21/09	(332,425)

Taiwan Dollar	4,058,396	3,972,316	10/21/09	(86,080)

Total				$(4,130,126)

FUTURES CONTRACTS OUTSTANDING at 9/30/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Amsterdam Exchange Index (Short)	54	$4,934,442	Oct-09	$(39,298)

Canadian Government Bond 10 yr (Long)	212	24,087,932	Dec-09	324,601

DAX Index (Long)	30	6,232,303	Dec-09	99,831

Dow Jones Euro Stoxx 50 Index (Long)	6	251,027	Dec-09	3,580

Dow Jones Euro Stoxx 50 Index (Short)	976	40,833,798	Dec-09	(841,210)

Euro-Bobl 5 yr (Long)	107	18,105,622	Dec-09	44,494

Euro-Bund 10 yr (Long)	116	20,703,804	Dec-09	66,293

Euro-Schatz 2 yr (Short)	317	50,209,473	Dec-09	(10,161)

FTSE 100 Index (Short)	262	21,348,141	Dec-09	(512,310)

IBEX 35 Index (Short)	24	4,121,700	Oct-09	(136,537)

Japanese Government Bond 10 yr (Long)	12	18,657,443	Dec-09	86,193

Japanese Government Bond 10 yr (Short)	11	17,102,656	Dec-09	(78,609)

MSCI EAFE Index E-Mini (Long)	67	5,179,100	Dec-09	11,926

NASDAQ 100 Index E-Mini (Short)	238	8,175,300	Dec-09	(255,850)

OMXS 30 Index (Short)	448	5,762,907	Oct-09	135,863

Russell 2000 Index Mini (Long)	253	15,255,900	Dec-09	515,614

Russell 2000 Index Mini (Short)	152	9,165,600	Dec-09	(310,384)

S&P 500 Index (Long)	6	1,579,350	Dec-09	37,102

S&P 500 Index E-Mini (Long)	3,828	201,544,200	Dec-09	4,748,633

S&P 500 Index E-Mini (Short)	251	13,215,150	Dec-09	(312,369)

S&P Mid Cap 400 Index E-Mini (Long)	335	23,088,200	Dec-09	721,255

SGX MSCI Singapore Index (Short)	55	2,506,606	Oct-09	(35,396)

SPI 200 Index (Short)	112	11,731,166	Dec-09	(373,609)

Tokyo Price Index (Short)	246	24,978,799	Dec-09	663,037

U.K. Gilt 10 yr (Long)	102	19,355,039	Dec-09	8,142

U.K. Gilt 10 yr (Short)	54	10,246,785	Dec-09	(7,958)

U.S. Treasury Bond 20 yr (Long)	1,580	191,772,500	Dec-09	4,373,921

U.S. Treasury Bond 20 yr (Short)	253	30,707,875	Dec-09	(728,071)

U.S. Treasury Note 2 yr (Long)	474	102,843,188	Dec-09	539,353

U.S. Treasury Note 2 yr (Short)	318	68,996,063	Dec-09	(430,921)

U.S. Treasury Note 5 yr (Short)	641	74,416,094	Dec-09	(934,560)

U.S. Treasury Note 10 yr (Long)	1,168	138,207,250	Dec-09	2,223,647

U.S. Treasury Note 10 yr (Short)	511	60,465,672	Dec-09	(592,616)

Total				$9,003,626

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $29,586,356)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	$9,568,000	Aug-11/4.49	$722,671

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	9,568,000	Aug-11/4.49	467,875

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	18,908,000	Jul-11/4.525	1,455,761

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	18,908,000	Jul-11/4.525	879,055

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	38,405,000	Feb-10/5.08	4,835,958

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	38,405,000	Feb-10/5.08	137,106

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	6,523,000	Aug-11/4.475	487,594

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	6,523,000	Aug-11/4.475	322,497

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	4,784,000	Aug-11/4.55	376,166

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	4,784,000	Aug-11/4.55	225,805

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $29,586,356) cont.	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	$4,305,000	Aug-11/4.7	$373,287

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	4,305,000	Aug-11/4.7	183,996

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	28,362,000	Jul-11/4.745	2,521,112

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	28,362,000	Jul-11/4.745	1,156,609

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	18,908,000	Jul-11/4.46	1,392,226

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	18,908,000	Jul-11/4.46	914,211

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	17,732,000	Jul-11/4.52	1,369,797

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	17,732,000	Jul-11/4.52	828,439

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	8,866,000	Jul-11/4.5475	697,666

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	8,866,000	Jul-11/4.5475	407,481

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing February 18, 2020.	56,491,000	Feb-10/5.215	7,744,351

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing February 18, 2020.	56,491,000	Feb-10/5.215	144,617

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	12,203,000	May-12/5.51	1,564,342

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	12,203,000	May-12/5.51	422,040

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	10,378,000	Jun-10/5.23	88,939

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	10,378,000	Jun-10/5.235	89,666

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	38,405,000	Feb-10/5.22	5,263,789

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	38,405,000	Feb-10/5.22	107,918

Total			$35,180,974

TBA SALE COMMITMENTS OUTSTANDING at 9/30/09 (proceeds receivable $17,197,891)	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, October 1, 2039	$17,000,000	10/14/09	$17,217,813

Total			$17,217,813

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$24,333,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$683,645

	20,800,000	—	7/18/13	4.14688%	3 month USD-LIBOR-	(1,596,076)
					BBA

	189,730,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	5,048,315

	79,311,000	—	9/18/38	4.36125%	3 month USD-LIBOR-	(6,204,459)
					BBA

	180,482,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	4,132,999

	18,544,000	(78,141)	10/8/38	3 month USD-LIBOR-BBA	4.30%	1,505,140

	58,762,000	(53,418)			3 month USD-LIBOR-	(2,225,996)
					BBA

	14,124,000	—	10/26/12	4.6165%	3 month USD-LIBOR-	(1,405,830)
					BBA

	30,577,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	924,166

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap	Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$9,379,000		$—	5/8/28	4.95%	3 month USD-LIBOR-	$(1,580,378)
cont.						BBA

Barclays Bank PLC	195,740,000		—	12/9/10	3 month USD-LIBOR-BBA	2.005%	4,108,406

	39,503,000		—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(2,013,789)

	159,088,000		—	12/17/13	2.42875%	3 month USD-LIBOR-	(1,246,024)
						BBA

	5,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.632%	147,141

Citibank, N.A.	21,907,000		—	7/17/19	3.8675%	3 month USD-LIBOR-	(947,593)
						BBA

	30,167,000		—	7/28/19	3.895%	3 month USD-LIBOR-	(1,341,227)
						BBA

	34,100,000		—	8/6/19	3.8425%	3 month USD-LIBOR-	(1,329,845)
						BBA

	14,100,000		—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	430,166

	206,400,000		—	8/14/11	1.61125%	3 month USD-LIBOR-	(1,806,823)
						BBA

	68,500,000		—	8/14/14	3 month USD-LIBOR-BBA	3.10%	1,776,043

MXN	45,610,000		—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	221,231

MXN	13,685,000		—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	68,829

	$8,800,000		—	9/5/13	3.905%	3 month USD-LIBOR-	(553,907)
						BBA

	124,692,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	5,782,722

	76,667,000		—	9/18/38	4.45155%	3 month USD-LIBOR-	(7,215,293)
						BBA

	87,835,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	2,062,436

	5,493,000		—	2/24/16	2.77%	3 month USD-LIBOR-	58,405
						BBA

	4,518,000		—	8/18/39	3 month USD-LIBOR-BBA	4.24%	271,666

	44,486,000		—	8/20/14	3 month USD-LIBOR-BBA	2.8425%	585,501

	6,398,000		—	8/27/19	3 month USD-LIBOR-BBA	3.6875%	150,373

EUR	35,460,000	E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(123,068)
					REUTERS

	$28,393,400		—	9/22/11	1.3675%	3 month USD-LIBOR-	(56,206)
						BBA

EUR	12,040,000		—	9/29/19	3.501%	6 month EUR-EURIBOR-	(67,127)
						REUTERS

	$17,816,000		—	9/30/19	3 month USD-LIBOR-BBA	3.425%	(45,301)

	11,851,000		—	3/25/19	2.95%	3 month USD-LIBOR-	442,941
						BBA

	48,954,000		—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(325,985)

	7,441,000		—	4/6/39	3.295%	3 month USD-LIBOR-	722,806
						BBA

	12,893,000		—	5/11/39	3.8425%	3 month USD-LIBOR-	9,159
						BBA

Credit Suisse	36,096,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	845,684
International

	31,520,000		—	9/23/10	3 month USD-LIBOR-BBA	3.32%	857,769

	117,045,000		—	10/9/10	3 month USD-LIBOR-BBA	2.81%	4,038,215

	17,848,000		—	11/6/15	3.97005%	3 month USD-LIBOR-	(1,325,185)
						BBA

	34,000,000		—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(1,418,887)

	7,410,000		—	8/5/19	3 month USD-LIBOR-BBA	3.903%	328,665

	5,700,000		—	8/13/19	3 month USD-LIBOR-BBA	3.9675%	279,822

	17,356,000		—	8/25/19	3.8475%	3 month USD-LIBOR-	(650,910)
						BBA

GBP	9,420,000		—	8/25/11	1.98%	6 month GBP-LIBOR-	(68,112)
						BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse	$14,718,000	—	8/28/19	3 month USD-LIBOR-BBA	3.6825%	$339,756
International cont.

	42,027,000	—	9/23/38	4.7375%	3 month USD-LIBOR-	(6,044,679)
					BBA

	55,500,000	(593,208) 12/10/38 2.69%			3 month USD-LIBOR-	11,031,929
					BBA

	1,183,090,000	—	1/30/11	1.4725%	3 month USD-LIBOR-	(11,576,988)
					BBA

	112,617,000	—	1/30/29	3 month USD-LIBOR-BBA	3.225%	(9,404,094)

	42,442,000	—	2/5/14	2.475%	3 month USD-LIBOR-	(160,552)
					BBA

	13,803,000	—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(916,879)

	58,557,000	—	3/24/39	3 month USD-LIBOR-BBA	3.34%	(6,033,485)

EUR	44,860,000	—	9/18/11	1.6875%	6 month EUR-EURIBOR-	(44)
					REUTERS

EUR	11,830,000	—	9/18/14	6 month EUR-EURIBOR-	2.755%	58,239
				REUTERS

	$25,957,000	—	9/24/24	3.975%	3 month USD-LIBOR-	(664,172)
					BBA

	4,860,000	—	4/28/39	3.50375%	3 month USD-LIBOR-	296,485
					BBA

	5,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.592%	129,657

	5,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.632%	147,141

	10,000,000	—	6/3/19	3 month USD-LIBOR-BBA	3.92%	539,088

	30,868,000	—	6/5/39	4.29417%	3 month USD-LIBOR-	(2,436,903)
					BBA

	137,000,000	—	6/16/24	3 month USD-LIBOR-BBA	4.306%	10,469,026

	71,000,000	—	6/16/39	4.361%	3 month USD-LIBOR-	(6,379,113)
					BBA

	10,000,000	—	6/23/19	3 month USD-LIBOR-BBA	4.054%	634,616

Deutsche Bank AG	41,924,000	—	4/21/14	2.51%	3 month USD-LIBOR-	(407,420)
					BBA

	77,089,000	—	5/12/11	1.43%	3 month USD-LIBOR-	(852,931)
					BBA

	5,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.592%	129,657

	8,000,000	—	6/9/19	3 month USD-LIBOR-BBA	4.195%	618,099

	20,023,000	—	7/27/19	3.755%	3 month USD-LIBOR-	(648,786)
					BBA

	10,558,000	—	7/28/19	3.895%	3 month USD-LIBOR-	(469,410)
					BBA

	21,700,000	—	8/11/19	4.18%	3 month USD-LIBOR-	(1,468,919)
					BBA

	12,632,000	—	9/23/38	4.75%	3 month USD-LIBOR-	(1,844,540)
					BBA

	37,702,000	—	9/24/10	3 month USD-LIBOR-BBA	3.395%	1,053,567

	318,298,000	—	10/24/10 3 month USD-LIBOR-BBA		2.604%	9,855,906

	211,311,000	—	11/25/13 3 month USD-LIBOR-BBA		2.95409%	6,849,267

	53,144,000	—	11/28/13 3 month USD-LIBOR-BBA		2.8725%	1,528,589

	103,714,000	—	12/5/13	2.590625%	3 month USD-LIBOR-	(1,658,046)
					BBA

	73,402,000	—	12/9/13	3 month USD-LIBOR-BBA	2.5225%	927,735

	16,595,000	—	12/16/28 3 month USD-LIBOR-BBA		2.845%	(2,188,134)

	61,744,000	—	12/17/23 3 month USD-LIBOR-BBA		2.81682%	(5,879,672)

	223,506,000	—	12/19/10 3 month USD-LIBOR-BBA		1.53429%	3,052,215

	12,710,000	—	12/24/13 2.165%		3 month USD-LIBOR-	53,917
					BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG	$45,363,000	$—	12/30/13	2.15633%	3 month USD-LIBOR-	$233,035
cont.					BBA

	43,700,000	—	1/8/29	3 month USD-LIBOR-BBA	3.19625%	(3,742,689)

	139,700,000	—	1/8/14	2.375%	3 month USD-LIBOR-	(278,212)
					BBA

	14,333,000	—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(1,288,591)

	12,995,000	—	8/26/19	3 month USD-LIBOR-BBA	3.73%	354,107

	43,575,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(3,054,018)

	122,102,000	—	2/5/14	2.44661%	3 month USD-LIBOR-	(312,422)
					BBA

	95,341,000	—	2/6/14	2.5529%	3 month USD-LIBOR-	(671,980)
					BBA

	34,262,000	—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(1,914,160)

	25,000,000	—	2/6/14	2.5675%	3 month USD-LIBOR-	(192,012)
					BBA

	24,000,000	—	2/9/14	2.525%	3 month USD-LIBOR-	(131,431)
					BBA

	22,000,000	—	2/10/14	2.55%	3 month USD-LIBOR-	(144,138)
					BBA

	34,856,000	—	2/10/14	2.5825%	3 month USD-LIBOR-	(277,027)
					BBA

	11,098,000	—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(551,364)

	24,498,000	—	2/25/14	2.4675%	3 month USD-LIBOR-	(41,976)
					BBA

	790,000,000	—	3/16/11	3 month USD-LIBOR-BBA	1.6725%	9,024,927

	370,000,000	—	3/16/16	2.85%	3 month USD-LIBOR-	2,865,804
					BBA

	99,000,000	—	3/16/29	3 month USD-LIBOR-BBA	3.29%	(7,737,056)

	224,073,000	—	3/20/11	3 month USD-LIBOR-BBA	1.43%	1,699,850

	60,300,000	—	3/23/11	3 month USD-LIBOR-BBA	1.45%	470,214

	1,000,000	—	3/24/14	2.297%	3 month USD-LIBOR-	7,949
					BBA

	155,000,000	—	3/30/14	2.36%	3 month USD-LIBOR-	916,405
					BBA

	71,000,000	—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(3,067,984)

	5,678,700	—	9/22/19	3.6875%	3 month USD-LIBOR-	(118,853)
					BBA

	15,701,200	—	9/28/19	3 month USD-LIBOR-BBA	3.5525%	135,383

	60,719,000	163,471	10/2/39	3 month USD-LIBOR-BBA	3.91%	—

	117,332,000	(184,818)	10/2/29	3.85%	3 month USD-LIBOR-	—
					BBA

	280,548,000	97,768	10/2/19	3 month USD-LIBOR-BBA	3.45%	—

	86,056,000	18,692	10/2/11	3 month USD-LIBOR-BBA	1.29%	—

Goldman Sachs	16,431,000	—	5/30/28	5.014%	3 month USD-LIBOR-	(2,878,241)
International					BBA

	66,013,000	—	7/31/14	3 month USD-LIBOR-BBA	3.075%	1,726,955

	43,000,000	—	8/12/11	1.735%	3 month USD-LIBOR-	(487,378)
					BBA

	18,000,000	—	8/12/14	3 month USD-LIBOR-BBA	3.2575%	604,740

GBP	18,750,000	—	8/20/11	2.0225%	6 month GBP-LIBOR-	(166,167)
					BBA

GBP	67,700,000	—	8/24/11	2.035%	6 month GBP-LIBOR-	(612,387)
					BBA

GBP	24,260,000	—	8/24/14	6 month GBP-LIBOR-BBA	3.4825%	552,850

GBP	4,940,000	—	8/24/29	6 month GBP-LIBOR-BBA	4.29%	198,892

	$1,184,000	(558)	10/24/10	2.6%	3 month USD-LIBOR-	(37,140)
					BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap	Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs	$5,956,000		$(36,867)	11/18/18	3 month USD-LIBOR-BBA	4.10%	$394,302
International cont.

	79,100,000		—	12/16/18	3 month USD-LIBOR-BBA	2.78%	(3,218,942)

	11,920,000		—	1/23/19	2.61125%	3 month USD-LIBOR-	713,125
						BBA

AUD	20,650,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(257,198)

EUR	38,330,000		—	9/22/11	6 month EUR-EURIBOR-	1.718%	29,807
					REUTERS

	$17,745,900		—	9/22/14	2.83%	3 month USD-LIBOR-	(170,984)
						BBA

EUR	43,310,000		—	9/25/11	6 month EUR-EURIBOR-	1.718%	26,971
					REUTERS

GBP	39,190,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-	(175,111)
						BBA

	$15,767,200		—	9/29/14	3 month USD-LIBOR-BBA	2.6925%	38,533

JPMorgan Chase Bank,	118,568,000		—	3/5/18	4.325%	3 month USD-LIBOR-	(9,471,953)
N.A.						BBA

	6,007,000		—	3/11/38	5.0025%	3 month USD-LIBOR-	(1,144,593)
						BBA

	45,375,000		—	3/11/38	5.03%	3 month USD-LIBOR-	(8,863,485)
						BBA

	125,112,000		—	3/15/10	3 month USD-LIBOR-BBA	2.5%	1,364,851

	45,626,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	1,669,434

	112,568,000		—	3/20/13	3 month USD-LIBOR-BBA	3.13%	4,061,509

	226,815,000		—	3/25/10	3 month USD-LIBOR-BBA	2.325%	2,254,541

	51,496,000		—	4/7/13	3 month USD-LIBOR-BBA	3.58406%	3,420,123

	40,554,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	1,141,706

	5,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.592%	129,657

	8,000,000		—	6/3/19	3 month USD-LIBOR-BBA	3.91%	424,288

	7,545,000 E		—	6/9/20	4.73%	3 month USD-LIBOR-	(610,466)
						BBA

	8,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.207%	626,478

	43,613,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	727,910

	100,537,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	1,758,868

	59,238,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	1,705,016

	24,487,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	746,779

CAD	17,780,000		—	6/9/12	6 month CAD-BA-CDOR	1.95%	118,494

CAD	5,680,000		—	6/9/14	2.725%	6 month CAD-BA-CDOR	(73,428)

	$7,545,000	E	—	6/11/20	4.735%	3 month USD-LIBOR-	(612,050)
						BBA

CAD	28,370,000		—	6/9/10	0.57%	1 month CAD-BA-CDOR	(23,938)

	$32,564,000		—	6/16/19	4.09%	3 month USD-LIBOR-	(2,193,389)
						BBA

	15,252,000		—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	733,942

AUD	6,460,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	37,920

CAD	6,460,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(178,868)

	$23,930,000		—	9/23/38	4.70763%	3 month USD-LIBOR-	(3,316,024)
						BBA

	33,314,000		—	10/23/13	3 month USD-LIBOR-BBA	3.535%	2,022,040

	74,300,000		—	11/10/18	4.12%	3 month USD-LIBOR-	(5,554,033)
						BBA

JPY	372,000,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(22,622)

JPY	500,100,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-	31,584
						BBA

	$90,600,000		—	7/30/11	1.46%	3 month USD-LIBOR-	(596,529)
						BBA

	11,973,000		—	8/3/14	3 month USD-LIBOR-BBA	3.061%	300,281

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,	PLN	12,800,000		$—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	$53,948
N.A. cont.

		$35,100,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	592,611

	HUF	356,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	(6,735)

		$10,500,000		—	8/7/19	4.015%	3 month USD-LIBOR-	(565,292)
							BBA

		20,200,000		—	8/10/19	4.02%	3 month USD-LIBOR-	(1,089,471)
							BBA

		43,000,000		—	8/12/11	1.735%	3 month USD-LIBOR-	(487,378)
							BBA

		18,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.26%	606,961

		68,000,000		—	8/13/11	1.67589%	3 month USD-LIBOR-	(684,492)
							BBA

		18,500,000		—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	523,332

	HUF	93,600,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	(3,347)

		$7,780,000		—	1/27/24	3.1%	3 month USD-LIBOR-	527,736
							BBA

	AUD	16,520,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(222,859)

		$3,890,000		—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	(184,632)

		61,840,000		—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	745,097

		13,955,000		—	3/6/39	3.48%	3 month USD-LIBOR-	1,071,849
							BBA

		15,141,400		—	9/10/19	3.66%	3 month USD-LIBOR-	(300,389)
							BBA

	EUR	5,770,000	E	—	9/17/29	6 month EUR-EURIBOR-	4.944%	51,965
						REUTERS

		$14,000,000		—	9/14/19	3 month USD-LIBOR-BBA	3.505%	83,771

	EUR	44,860,000		—	9/18/11	1.662%	6 month EUR-EURIBOR-	29,826
							REUTERS

	EUR	11,830,000		—	9/18/14	6 month EUR-EURIBOR-	2.72%	29,955
						REUTERS

		$6,700,000		—	9/21/19	3 month USD-LIBOR-BBA	3.575%	75,723

	EUR	14,960,000		—	9/22/19	6 month EUR-EURIBOR-	3.549%	184,012
						REUTERS

		$21,470,000		—	9/22/19	3.645%	3 month USD-LIBOR-	(370,549)
							BBA

		28,393,400		—	9/22/11	1.335%	3 month USD-LIBOR-	(38,087)
							BBA

	GBP	740,000		—	9/24/29	6 month GBP-LIBOR-BBA	4.1975%	12,436

	GBP	5,930,000		—	9/28/19	3.9225%	6 month GBP-LIBOR-	(36,543)
							BBA

	EUR	7,480,000		—	10/1/19	3.481%	6 month EUR-EURIBOR-	(20,812)
							REUTERS

		$26,807,000		935,564	5/19/19	4.735%	3 month USD-LIBOR-	(2,454,625)
							BBA

	CAD	8,690,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	(1,488)

	CAD	1,910,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(92,999)

	CAD	8,920,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	175,036

	CAD	2,840,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(120,927)

		$119,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	945,911

		6,900,000		—	4/1/24	3 month USD-LIBOR-BBA	3.17%	(354,697)

		235,240,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	2,663,014

		48,550,000		—	4/3/13	1.963%	3 month USD-LIBOR-	(174,300)
							BBA

		42,840,000		—	4/3/14	3 month USD-LIBOR-BBA	2.203%	(147,633)

		56,310,000		—	4/3/14	2.203%	3 month USD-LIBOR-	194,052
							BBA

		1,530,000		—	4/3/10	3 month USD-LIBOR-BBA	1.168%	12,908

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

UBS, AG		$827,868,000	$—	10/29/10	2.75%	3 month USD-LIBOR-	$(27,339,788)
						BBA

Total							$(56,422,123)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/09

				Termi-			Unrealized
Swap		Notional		nation	Fixed payments received (paid)	Total return received	appreciation/
counterparty		amount		date	by fund per annum	by or paid by fund	(depreciation)

Credit Suisse	Units	4,479		7/15/10	(3 month USD-LIBOR-BBA plus	The Middle East Custom	$1,221,354
International					1.00% )	Basket Index currently
						sponsored by Credit
						Suisse ticker CSGCPUT

Deutsche Bank AG	EUR	11,646,000		3/27/14	1.785%	Eurostat Eurozone HICP	85,272
						excluding tobacco

Goldman Sachs	EUR	19,410,000		4/30/13	2.375%	French Consumer Price	1,180,733
International						Index excluding tobacco

	EUR	19,410,000		4/30/13	(2.41%)	Eurostat Eurozone HICP	(1,226,780)
						excluding tobacco

	EUR	19,410,000		5/6/13	2.34%	French Consumer Price	1,140,940
						Index excluding tobacco

	EUR	19,410,000		5/6/13	(2.385%)	Eurostat Eurozone HICP	(1,196,082)
						excluding tobacco

	GBP	14,140,000		8/18/11	(2.66%)	GBP Non-revised UK	(5,205)
						Retail Price Index

		$804,010		9/3/10	(3 month USD-LIBOR-BBA plus	iShares MSCI Emerging	2,885,627
					5 percent)	Markets Index

	Units	8,980		7/9/10	(3 month USD-LIBOR-BBA plus	A basket (GSPMTGCC)	1,743,663
					85 bps)	of common stocks

		$8,980,000		7/9/14	(1.70%)	USA Non Revised	53,251
						Consumer Price Index —
						Urban (CPI-U)

		7,184,000		7/13/14	(1.60%)	USA Non Revised	77,156
						Consumer Price Index —
						Urban (CPI-U)

	EUR	350,000		4/23/14	1.67%	Eurostat Eurozone HICP	(3,465)
						excluding tobacco

	EUR	11,646,000		4/14/14	1.835%	Eurostat Eurozone HICP	18,760
						excluding tobacco

		$19,790,000		5/18/10	(0.25%)	USA Non Revised	337,024
						Consumer Price Index —
						Urban (CPI-U)

JPMorgan Chase Bank,		62,972		7/29/10	(3 month USD-LIBOR-BBA )	S&P 500 Information	1,554,676
N.A.						Technology Total Return
						Index

		39,187		7/29/10	3 month USD-LIBOR-BBA	S&P 500 Energy Total	(1,588,784)
						Return Index

Total							$6,278,140

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09
						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX CMBX BBB Index	—	$1,225		$1,781,000	10/12/52	(134 bp)	$1,280,288

Financial Security Assurance Holdings,	Baa1	—		120,000	12/20/12	95 bp	(18,435)
Ltd, 6.4%, 12/15/66

Marsh & McLennan Co. Inc., 5 3/8%,	—	—		625,000	3/20/12	(95 bp)	(9,176)
7/15/14

Nalco Co., 7.75%, 11/15/11	Ba2	—		60,000	9/20/12	350 bp	326

Barclays Bank PLC
DJ ABX HE PEN AAA Series 6 Version 1	A+	120,986		665,678	7/25/45	18 bp	42,922
Index

DJ ABX HE PEN AAA Series 6 Version 1	A+	95,730		499,258	7/25/45	18 bp	37,182
Index

DJ ABX HE PEN AAA Series 7 Version 1	BB–	431,423		732,000	8/25/37	9 bp	(21,309)
Index

Citibank, N.A.
DJ ABX HE PEN AAA Series 6 Version 1	BBB–	237,566		1,117,303	5/25/46	11 bp	(78,051)
Index

DJ ABX HE PEN AAA Series 6 Version 1	A+	51,106		251,064	7/25/45	18 bp	21,664
Index

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	138,129		752,355	5/25/46	11 bp	(74,398)
Index

DJ CDX EM Series 11 Index	—	(8,100)		300,000	6/20/14	(500 bp)	(37,779)

Lighthouse International Co., SA, 8%,	B3	—	EUR	1,245,000	3/20/13	815 bp	(311,493)
4/30/14

Marsh & McLennan Co. Inc., 5 3/8%,	—	—		$380,000	9/20/14	(105 bp)	(11,621)
7/15/14

Credit Suisse International
DJ ABX HE PEN AAA Series 6 Version 1	A+	317,085		1,545,836	7/25/45	18 bp	135,805
Index

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	1,310,552		2,866,647	5/25/46	11 bp	500,777
Index

DJ ABX HE PEN AAA Series 7 Version 1	BB–	551,594		929,000	8/25/37	9 bp	(22,050)
Index

DJ CMB NA CMBX AJ Index	—	(806,039)		2,507,000	2/17/51	(96 bp)	213,909

DJ CMBX NA AAA Series 4 Version 1	AA+	549,618		1,330,500	2/17/51	35 bp	282,398
Index

Deutsche Bank AG
DJ ABX HE PEN AAA Series 6 Version 1	A+	36,087		165,463	7/25/45	18 bp	16,683
Index

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	204,514		543,011	5/25/46	11 bp	51,123
Index

DJ CDX EM Series 11 Index	—	(37,840)		1,720,000	6/20/14	(500 bp)	(232,127)

DJ CDX NA IG Series 13 Version 1 Index	BBB+			4,595,000	12/20/14	100 bp	—

DJ CDX NA IG Series 13 Version 1 Index	—			81,401,000	12/20/14	(100 bp)	—

DJ iTraxx Europe Series 8 Version 1	—	(137,669)	EUR	1,435,200	12/20/12	(375 bp)	5,365

DJ iTraxx Europe Series 9 Version 1	—	278,382	EUR	4,075,200	6/20/13	(650 bp)	183,202

Korea Monetary STAB Bond, 5.15%,	A2	—		$4,110,000	2/19/10	153 bp	15,258
2/12/10

Nalco Co., 7.75%, 11/15/11	Ba2	—		60,000	12/20/12	363 bp	503

Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—		895,000	12/20/13	112 bp	1,936

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	580,000	9/20/13	715 bp	28,802

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	29,900	12/20/12	(375 bp)	9,038

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	84,900	6/20/13	(650 bp)	22,241

Universal Corp., 5.2%, 10/15/13	—	—		$790,000	3/20/15	(95 bp)	(16,364)

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	800,000	9/20/13	477 bp	12,907
4/15/14

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	800,000	9/20/13	535 bp	36,398
4/15/14

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09 cont.
							Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International
CSC Holdings, Inc., 7 5/8%, 7/15/18	Ba3	$—		$605,000		9/20/13	495 bp	$25,419

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	232,263		538,198		5/25/46	11 bp	80,232
Index

DJ CDX NA CMBX AAA Index	AAA	20,848		570,000		3/15/49	7 bp	(48,971)

DJ CDX NA IG Series 12 Version 1 Index	—	(1,754,270)		39,918,000		6/20/14	(100 bp)	(1,590,535)

Lighthouse International Co, SA, 8%,	B3	—	EUR	745,000		3/20/13	680 bp	(188,160)
4/30/14

Macy’s Retail Holdings, Inc., 7.45%,	—	—		$2,915,000		6/20/11	(254.9 bp)	(7,386)
7/15/17

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	540,000		9/20/13	720 bp	25,024

Southern California Edison Co., 7 5/8%,	A3	—		$820,000		12/20/13	118.1 bp	(8,267)
1/15/10

JPMorgan Chase Bank, N.A.
Computer Sciences Corp., 5%, 2/15/13	—	—		2,870,000		3/20/18	(82 bp)	(93,584)

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	261,852		1,199,115		5/25/46	11 bp	(76,876)
Index

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	207,478		543,011		5/25/46	11 bp	54,087
Index

DJ CMBX NA AAA Series 4 Version 1	AA+	522,877		1,339,000		2/17/51	35 bp	253,470
Index

DJ iTraxx Europe Crossover Series 8	—	(273,094)	EUR	2,043,840		12/20/12	(375 bp)	(69,402)
Version 1

GATX Corp., 8.875%, 6/1/09	—	—		$120,000		3/20/16	(100 bp)	3,352

Glencore Funding LLC, 6%, 4/15/14	—	—		3,150,000		6/20/14	(148 bp)	106,939

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—		370,000		6/20/13	595 bp	(16,528)

TDC AS, 6 1/2%, 4/19/12	—	—	EUR	870,000		9/20/13	(200 bp)	(45,912)

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	42,580		12/20/12	(375 bp)	12,872

Merrill Lynch Capital Services, Inc.
Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—		$950,000		12/20/13	113 bp	3,386

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 12 Version 1 Index	—	(336,400)		8,280,000		6/20/14	(100 bp)	(302,351)

DJ CMB NA CMBX AAA Index	—	(333,515)		3,699,000		2/17/51	(35 bp)	409,435

Nalco Co., 7.75%, 11/15/11	Ba2	—		65,000		9/20/12	330 bp	(92)

Nalco Co., 7.75%, 11/15/11	Ba2	—		90,000		3/20/13	460 bp	3,357

Universal Corp., 5.2%, 10/15/13	—	—		2,370,000		3/20/13	(89 bp)	(28,576)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	—		95,000	F	9/20/13	(760 bp)	(11,951)

Total								$554,906

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

Conservative Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $93,405,218)	Value	face value	date	(depreciation)

Australian Dollar	$16,512,086	$15,583,994	10/21/09	$928,092

Brazilian Real	1,253,306	1,212,862	10/21/09	40,444

British Pound	5,849,159	5,917,729	10/21/09	(68,570)

Canadian Dollar	2,594,700	2,575,367	10/21/09	19,333

Chilean Peso	111,214	110,872	10/21/09	342

Czech Koruna	287,821	283,838	10/21/09	3,983

Danish Krone	923,786	918,785	10/21/09	5,001

Euro	28,341,803	27,856,045	10/21/09	485,758

Hungarian Forint	540,950	531,633	10/21/09	9,317

Japanese Yen	15,265,106	14,810,311	10/21/09	454,795

Mexican Peso	102,863	104,446	10/21/09	(1,583)

New Zealand Dollar	115,829	111,550	10/21/09	4,279

Norwegian Krone	10,591,581	10,112,943	10/21/09	478,638

Polish Zloty	1,171,733	1,190,363	10/21/09	(18,630)

South African Rand	1,215,200	1,214,300	10/21/09	900

South Korean Won	998,049	959,889	10/21/09	38,160

Swedish Krona	6,651,565	6,444,686	10/21/09	206,879

Swiss Franc	2,393,567	2,362,625	10/21/09	30,942

Taiwan Dollar	90,479	88,757	10/21/09	1,722

Turkish Lira (New)	1,021,890	1,014,223	10/21/09	7,667

Total				$2,627,469

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $130,568,595)	Value	face value	date	(depreciation)

Australian Dollar	$3,335,247	$3,149,356	10/21/09	$(185,891)

Brazilian Real	2,781,241	2,690,569	10/21/09	(90,672)

British Pound	22,737,425	23,086,249	10/21/09	348,824

Canadian Dollar	8,429,848	8,350,092	10/21/09	(79,756)

Chilean Peso	368,399	366,867	10/21/09	(1,532)

Czech Koruna	842,472	834,553	10/21/09	(7,919)

Euro	43,988,579	42,801,090	10/21/09	(1,187,489)

Hong Kong Dollar	2,629,808	2,629,992	10/21/09	184

Hungarian Forint	226,623	223,169	10/21/09	(3,454)

Japanese Yen	15,671,875	15,289,804	10/21/09	(382,071)

Mexican Peso	505,631	513,352	10/21/09	7,721

New Zealand Dollar	183,348	174,950	10/21/09	(8,398)

Norwegian Krone	1,617,446	1,548,045	10/21/09	(69,401)

Peruvian New Sol	3,060,743	3,018,933	10/21/09	(41,810)

Polish Zloty	498,199	505,506	10/21/09	7,307

Singapore Dollar	3,270,069	3,230,287	10/21/09	(39,782)

South African Rand	1,105,159	1,097,423	10/21/09	(7,736)

South Korean Won	8,878	8,539	10/21/09	(339)

Swedish Krona	4,433,543	4,255,098	10/21/09	(178,445)

Swiss Franc	15,691,463	15,498,942	10/21/09	(192,521)

Taiwan Dollar	1,290,325	1,263,005	10/21/09	(27,320)

Turkish Lira (New)	32,871	32,774	10/21/09	(97)

Total				$(2,140,597)

FUTURES CONTRACTS OUTSTANDING at 9/30/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Amsterdam Exchange Index (Short)	22	$2,010,328	Oct-09	$(16,010)

Canadian Government Bond 10 yr (Long)	147	16,702,481	Dec-09	225,081

DAX Index (Long)	18	3,739,382	Dec-09	59,898

Dow Jones Euro Stoxx 50 Index (Short)	777	32,508,055	Dec-09	(856,341)

Euro-Bobl 5 yr (Long)	104	17,597,988	Dec-09	43,275

Euro-Bund 10 yr (Long)	107	19,097,475	Dec-09	61,027

Euro-Schatz 2 yr (Short)	299	47,358,462	Dec-09	(9,277)

FTSE 100 Index (Short)	215	17,518,513	Dec-09	(420,406)

IBEX 35 Index (Short)	13	2,232,588	Oct-09	(73,958)

Japanese Government Bond 10 yr (Long)	12	18,657,443	Dec-09	86,193

Japanese Government Bond 10 yr (Short)	10	15,547,869	Dec-09	(71,463)

MSCI EAFE Index E-Mini (Short)	101	7,807,300	Dec-09	(18,382)

NASDAQ 100 Index E-Mini (Short)	136	4,671,600	Dec-09	(146,200)

OMXS 30 Index (Short)	92	1,183,454	Oct-09	27,900

Russell 2000 Index Mini (Long)	146	8,803,800	Dec-09	297,548

Russell 2000 Index Mini (Short)	120	7,236,000	Dec-09	(245,040)

S&P 500 Index (Long)	4	1,052,900	Dec-09	24,735

S&P 500 Index E-Mini (Long)	342	18,006,300	Dec-09	424,250

S&P 500 Index E-Mini (Short)	205	10,793,250	Dec-09	(255,122)

S&P Mid Cap 400 Index E-Mini (Long)	2	137,840	Dec-09	4,306

S&P Mid Cap 400 Index E-Mini (Short)	38	2,618,960	Dec-09	(81,966)

SGX MSCI Singapore Index (Short)	49	2,233,158	Oct-09	(31,534)

SPI 200 Index (Short)	58	6,075,068	Dec-09	(193,476)

Tokyo Price Index (Short)	186	18,886,409	Dec-09	501,321

U.K. Gilt 10 yr (Long)	98	18,596,017	Dec-09	7,705

U.K. Gilt 10 yr (Short)	52	9,867,275	Dec-09	(7,520)

U.S. Treasury Bond 20 yr (Long)	1,261	153,053,875	Dec-09	3,586,759

U.S. Treasury Bond 20 yr (Short)	101	12,258,875	Dec-09	(290,653)

U.S. Treasury Note 2 yr (Long)	470	101,975,313	Dec-09	534,802

U.S. Treasury Note 2 yr (Short)	168	36,450,750	Dec-09	(227,930)

U.S. Treasury Note 5 yr (Short)	1,051	122,014,531	Dec-09	(1,550,687)

U.S. Treasury Note 10 yr (Long)	874	103,418,781	Dec-09	1,663,956

U.S. Treasury Note 10 yr (Short)	104	12,306,125	Dec-09	(83,739)

Total				$2,969,052

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $26,523,900)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	$9,242,000	Aug-11/4.49	$698,048

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	9,242,000	Aug-11/4.49	451,934

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	18,744,000	Jul-11/4.525	1,443,135

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	18,744,000	Jul-11/4.525	871,431

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	30,431,000	Feb-10/5.08	3,831,872

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	30,431,000	Feb-10/5.08	108,639

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	6,539,000	Aug-11/4.475	488,790

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	6,539,000	Aug-11/4.475	323,288

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	4,621,000	Aug-11/4.55	363,349

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	4,621,000	Aug-11/4.55	218,111

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $26,523,900) cont.	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	$4,875,000	Aug-11/4.7	$422,711

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	4,875,000	Aug-11/4.7	208,358

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	28,116,000	Jul-11/4.745	2,499,244

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	28,116,000	Jul-11/4.745	1,146,577

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	18,744,000	Jul-11/4.46	1,380,151

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	18,744,000	Jul-11/4.46	906,282

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	17,579,000	Jul-11/4.52	1,357,978

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	17,579,000	Jul-11/4.52	821,291

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	8,789,500	Jul-11/4.5475	691,646

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	8,789,500	Jul-11/4.5475	403,965

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	13,729,000	Jun-10/5.235	118,619

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	13,729,000	Jun-10/5.23	117,658

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing February 18, 2020.	41,210,000	Feb-10/5.215	5,649,476

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing February 18, 2020.	41,210,000	Feb-10/5.215	105,498

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	9,715,000	May-12/5.51	1,245,397

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	9,715,000	May-12/5.51	335,993

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	30,431,000	Feb-10/5.22	4,170,873

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	30,431,000	Feb-10/5.22	85,511

Total			$30,465,825

TBA SALE COMMITMENTS OUTSTANDING at 9/30/09 (proceeds receivable $32,540,547)	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, September 1, 2039	$9,000,000	10/14/09	$9,310,780

FNMA, 4 1/2s, October 1, 2039	23,000,000	10/14/09	23,294,688

Total			$32,605,468

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$20,063,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$563,678

	115,340,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	3,068,954

	179,544,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	4,111,519

	2,000,000	—	9/19/18	3 month USD-LIBOR-BBA	4.07%	114,239

	14,216,000	(59,903)	10/8/38	3 month USD-LIBOR-BBA	4.30%	1,153,854

	67,241,000	167,901	10/14/38	4.25%	3 month USD-LIBOR-	(4,930,788)
					BBA

	51,740,000	(47,034)	10/20/10	3.00%	3 month USD-LIBOR-	(1,959,991)
					BBA

	12,017,000	—	12/22/13	1.99%	3 month USD-LIBOR-	140,357
					BBA

	5,002,000	—	10/26/12	4.6165%	3 month USD-LIBOR-	(497,873)
					BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap	Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$25,957,000		$—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	$784,531
cont.

	4,145,000		—	5/8/28	4.95%	3 month USD-LIBOR-	(698,440)
						BBA

Barclays Bank PLC	268,573,000		—	12/9/10	3 month USD-LIBOR-BBA	2.005%	5,637,105

	32,295,000		—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(1,646,339)

	373,301,000		—	12/17/13	2.42875%	3 month USD-LIBOR-	(2,923,804)
						BBA

	8,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.632%	235,425

Citibank, N.A.	14,700,000		—	7/17/19	3.8675%	3 month USD-LIBOR-	(635,853)
						BBA

	24,605,000		—	7/28/19	3.895%	3 month USD-LIBOR-	(1,093,940)
						BBA

	25,300,000		—	8/6/19	3.8425%	3 month USD-LIBOR-	(986,659)
						BBA

	9,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	274,574

	147,850,000		—	8/14/11	1.61125%	3 month USD-LIBOR-	(1,294,277)
						BBA

	54,100,000		—	8/14/14	3 month USD-LIBOR-BBA	3.10%	1,402,685

MXN	34,350,000		—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	166,614

MXN	10,305,000		—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	51,829

	$8,300,000		—	9/5/13	3.905%	3 month USD-LIBOR-	(522,435)
						BBA

	118,072,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	5,475,713

	70,840,000		—	9/18/38	4.45155%	3 month USD-LIBOR-	(6,666,901)
						BBA

	87,378,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	2,051,705

	4,104,000		—	2/24/16	2.77%	3 month USD-LIBOR-	43,636
						BBA

	3,112,000		—	8/18/39	3 month USD-LIBOR-BBA	4.24%	187,123

	34,799,000		—	8/20/14	3 month USD-LIBOR-BBA	2.8425%	458,006

	133,046,000		(316,710)	8/27/14	3 month USD-LIBOR-BBA	2.97%	2,162,676

	5,066,000		—	8/27/19	3 month USD-LIBOR-BBA	3.6875%	119,067

EUR	33,910,000	E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(117,689)
					REUTERS

	$24,730,000		—	9/22/11	1.3675%	3 month USD-LIBOR-	(48,954)
						BBA

EUR	11,690,000		—	9/29/19	3.501%	6 month EUR-EURIBOR-	(65,175)
						REUTERS

	$16,906,000		—	9/30/19	3 month USD-LIBOR-BBA	3.425%	(42,987)

	48,080,000		—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(320,165)

MXN	13,500,000		—	3/28/13	1 month MXN-TIIE-BANXICO	6.9425%	(6,799)

	$7,399,000		—	4/6/39	3.295%	3 month USD-LIBOR-	718,726
						BBA

	12,136,000		—	5/11/39	3.8425%	3 month USD-LIBOR-	8,621
						BBA

Credit Suisse	12,066,900		—	9/16/10	3.143%	3 month USD-LIBOR-	(309,114)
International						BBA

	35,909,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	841,303

	42,449,000		—	9/23/10	3 month USD-LIBOR-BBA	3.32%	1,155,185

	91,328,000		—	10/9/10	3 month USD-LIBOR-BBA	2.81%	3,150,943

	63,033,000		—	11/6/15	3.97005%	3 month USD-LIBOR-	(4,680,099)
						BBA

	41,000,000		—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(1,711,011)

	7,410,000		—	8/5/19	3 month USD-LIBOR-BBA	3.903%	328,665

	14,841,000		—	8/25/19	3.8475%	3 month USD-LIBOR-	(556,589)
						BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse	GBP	8,990,000	$—	8/25/11	1.98%	6 month GBP-LIBOR-	$(65,003)
International cont.						BBA

		$12,460,000	—	8/28/19	3 month USD-LIBOR-BBA	3.6825%	287,632

		51,280,000	(548,103)	12/10/38	2.69%	3 month USD-LIBOR-	10,193,105
						BBA

		30,020,000	320,867	12/10/38	3 month USD-LIBOR-BBA	2.69%	(5,967,180)

		72,819,000	—	6/30/38	2.71%	3 month USD-LIBOR-	14,928,446
						BBA

		829,384,000	—	1/30/11	1.4725%	3 month USD-LIBOR-	(8,115,839)
						BBA

		85,574,000	—	1/30/29	3 month USD-LIBOR-BBA	3.225%	(7,145,866)

		45,345,000	—	2/5/14	2.475%	3 month USD-LIBOR-	(171,534)
						BBA

		14,746,000	—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(979,518)

	EUR	43,470,000	—	9/18/11	1.6875%	6 month EUR-EURIBOR-	(43)
						REUTERS

	EUR	11,470,000	—	9/18/14	6 month EUR-EURIBOR-	2.755%	56,467
					REUTERS

		$25,178,000	—	9/24/24	3.975%	3 month USD-LIBOR-	(644,239)
						BBA

		2,520,000	—	4/28/39	3.50375%	3 month USD-LIBOR-	153,733
						BBA

		8,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.592%	207,452

		8,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.632%	235,425

		23,795,000	—	6/5/39	4.29417%	3 month USD-LIBOR-	(1,878,518)
						BBA

		50,000,000	—	6/16/14	3 month USD-LIBOR-BBA	3.237%	1,976,417

		28,000,000	—	6/16/19	3 month USD-LIBOR-BBA	4.066%	1,827,455

Deutsche Bank AG		60,518,000	—	4/21/14	2.51%	3 month USD-LIBOR-	(588,117)
						BBA

		76,125,000	—	5/12/11	1.43%	3 month USD-LIBOR-	(842,265)
						BBA

		8,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.592%	207,452

		7,000,000	—	6/9/19	3 month USD-LIBOR-BBA	4.195%	540,837

		17,052,000	—	7/27/19	3.755%	3 month USD-LIBOR-	(552,519)
						BBA

		8,612,000	—	7/28/19	3.895%	3 month USD-LIBOR-	(382,890)
						BBA

		17,100,000	—	8/11/19	4.18%	3 month USD-LIBOR-	(1,157,535)
						BBA

		9,689,000	—	9/23/38	4.75%	3 month USD-LIBOR-	(1,414,800)
						BBA

		307,895,000	—	10/24/10	3 month USD-LIBOR-BBA	2.604%	9,533,783

		7,551,000	6,467	11/21/10	2.25%	3 month USD-LIBOR-	(182,218)
						BBA

		290,227,000	—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	9,407,188

		58,387,000	—	11/28/13	3 month USD-LIBOR-BBA	2.8725%	1,679,394

		122,997,000	—	12/5/13	2.590625%	3 month USD-LIBOR-	(1,966,318)
						BBA

		100,715,000	—	12/9/13	3 month USD-LIBOR-BBA	2.5225%	1,272,947

		70,800,000	—	12/16/18	3 month USD-LIBOR-BBA	2.845%	(2,496,762)

		40,500,000	—	12/16/38	2.765%	3 month USD-LIBOR-	7,957,373
						BBA

		15,405,000	—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(2,031,226)

		131,089,000	—	12/17/23	3 month USD-LIBOR-BBA	2.81682%	(12,483,161)

		230,318,000	—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	3,145,240

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG	$27,244,000	$—	12/24/13	2.165%	3 month USD-LIBOR-	$115,571
cont.					BBA

	48,851,000	—	12/30/13	2.15633%	3 month USD-LIBOR-	250,954
					BBA

	67,200,000	—	1/8/29	3 month USD-LIBOR-BBA	3.19625%	(5,755,348)

	215,300,000	—	1/8/14	2.375%	3 month USD-LIBOR-	(428,770)
					BBA

	13,017,000	—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(1,170,278)

	10,875,000	—	8/26/19	3 month USD-LIBOR-BBA	3.73%	296,338

	53,345,000	—	1/30/11	3 month USD-LIBOR-BBA	1.45%	503,964

	24,474,000	—	2/3/19	3.01%	3 month USD-LIBOR-	679,211
					BBA

	46,553,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(3,262,736)

	130,452,000	—	2/5/14	2.44661%	3 month USD-LIBOR-	(333,787)
					BBA

	80,666,000	—	2/6/14	2.5529%	3 month USD-LIBOR-	(568,548)
					BBA

	29,230,000	—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(1,633,031)

	19,000,000	—	2/6/14	2.5675%	3 month USD-LIBOR-	(145,929)
					BBA

	43,000,000	—	2/9/14	2.525%	3 month USD-LIBOR-	(235,481)
					BBA

	41,000,000	—	2/10/14	2.55%	3 month USD-LIBOR-	(268,621)
					BBA

	46,053,000	—	2/10/14	2.5825%	3 month USD-LIBOR-	(366,019)
					BBA

	14,654,000	—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(728,031)

	20,656,000	—	2/25/14	2.4675%	3 month USD-LIBOR-	(35,393)
					BBA

	670,000,000	—	3/16/11	3 month USD-LIBOR-BBA	1.6725%	7,654,052

	310,000,000	—	3/16/16	2.85%	3 month USD-LIBOR-	2,401,079
					BBA

	83,000,000	—	3/16/29	3 month USD-LIBOR-BBA	3.29%	(6,486,623)

	167,073,000	—	3/20/11	3 month USD-LIBOR-BBA	1.43%	1,267,440

	77,200,000	—	3/23/11	3 month USD-LIBOR-BBA	1.45%	601,999

	1,000,000	—	3/24/14	2.297%	3 month USD-LIBOR-	7,949
					BBA

	101,000,000	—	3/30/14	2.36%	3 month USD-LIBOR-	597,141
					BBA

	46,000,000	—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(1,987,708)

	3,828,000	—	4/14/19	3 month USD-LIBOR-BBA	3.037%	(70,320)

	4,946,000	—	9/22/19	3.6875%	3 month USD-LIBOR-	(103,517)
					BBA

	12,653,800	—	9/28/19	3 month USD-LIBOR-BBA	3.5525%	109,107

	49,838,000	134,177	10/2/39	3 month USD-LIBOR-BBA	3.91%	—

	62,317,000	(98,160)	10/2/29	3.85%	3 month USD-LIBOR-	—
					BBA

	194,406,000	67,749	10/2/19	3 month USD-LIBOR-BBA	3.45%	—

	260,939,000	(56,679)	10/2/11	1.29%	3 month USD-LIBOR-	—
					BBA

	2,613,000	568	10/2/11	3 month USD-LIBOR-BBA	1.29%	—

Goldman Sachs	6,902,000	—	5/30/28	5.014%	3 month USD-LIBOR-	(1,209,033)
International					BBA

	9,000,000	—	8/12/11	1.735%	3 month USD-LIBOR-	(102,009)
					BBA

	9,000,000	—	8/12/14	3 month USD-LIBOR-BBA	3.2575%	302,370

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs	GBP	17,870,000		$—	8/20/11	2.0225%	6 month GBP-LIBOR-	$(158,368)
International cont.							BBA

	GBP	64,550,000		—	8/24/11	2.035%	6 month GBP-LIBOR-	(583,894)
							BBA

	GBP	23,130,000		—	8/24/14	6 month GBP-LIBOR-BBA	3.4825%	527,099

	GBP	4,710,000		—	8/24/29	6 month GBP-LIBOR-BBA	4.29%	189,632

		$5,515,000		(34,137)	11/18/18	3 month USD-LIBOR-BBA	4.10%	365,107

	AUD	16,812,500	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(209,401)

		$23,230,000		(669,024)	4/8/19	3 month USD-LIBOR-BBA	5.325%	3,575,222

	EUR	37,180,000		—	9/22/11	6 month EUR-EURIBOR-	1.718%	28,912
						REUTERS

		$15,456,300		—	9/22/14	2.83%	3 month USD-LIBOR-	(148,924)
							BBA

	EUR	42,100,000		—	9/25/11	6 month EUR-EURIBOR-	1.718%	26,217
						REUTERS

	GBP	38,100,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-	(170,241)
							BBA

		$15,616,100		—	9/29/14	3 month USD-LIBOR-BBA	2.6925%	38,164

JPMorgan Chase Bank,		5,091,000		—	3/11/38	5.0025%	3 month USD-LIBOR-	(970,056)
N.A.							BBA

		41,043,000		—	3/11/38	5.03%	3 month USD-LIBOR-	(8,017,278)
							BBA

		90,389,000		—	3/15/10	3 month USD-LIBOR-BBA	2.5%	986,057

		41,018,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	1,500,829

		106,684,000		—	3/20/13	3 month USD-LIBOR-BBA	3.13%	3,849,212

		215,990,000		—	3/25/10	3 month USD-LIBOR-BBA	2.325%	2,146,941

		47,989,000		—	4/7/13	3 month USD-LIBOR-BBA	3.58406%	3,187,204

		33,439,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	941,399

		8,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.592%	207,452

		9,981,000	E	—	6/9/20	4.73%	3 month USD-LIBOR-	(807,563)
							BBA

		8,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.207%	626,478

		41,035,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	684,883

		97,558,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	1,706,752

		65,996,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	1,899,528

		20,788,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	633,970

		134,630,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	4,023,216

	CAD	16,770,000		—	6/9/12	6 month CAD-BA-CDOR	1.95%	111,763

	CAD	5,360,000		—	6/9/14	2.725%	6 month CAD-BA-CDOR	(69,291)

		$9,981,000	E	—	6/11/20	4.735%	3 month USD-LIBOR-	(809,659)
							BBA

	CAD	26,760,000		—	6/9/10	0.57%	1 month CAD-BA-CDOR	(22,579)

		$34,734,000		—	6/16/19	4.09%	3 month USD-LIBOR-	(2,339,552)
							BBA

		11,787,000		—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	567,202

	AUD	6,110,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	35,866

	CAD	6,110,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(169,177)

		$18,360,000		—	9/23/38	4.70763%	3 month USD-LIBOR-	(2,544,179)
							BBA

		35,458,000		—	10/23/13	3 month USD-LIBOR-BBA	3.535%	2,152,173

		45,300,000		—	11/10/18	4.12%	3 month USD-LIBOR-	(3,386,241)
							BBA

	JPY	353,600,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(21,503)

	JPY	475,400,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-	30,024
							BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap	Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,	$66,100,000		$—	7/30/11	1.46%	3 month USD-LIBOR-	$(435,216)
N.A. cont.						BBA

	14,357,000		—	8/3/14	3 month USD-LIBOR-BBA	3.061%	360,071

	75,000,000		—	11/24/10	3 month USD-LIBOR-BBA	2.0075%	1,587,075

PLN	10,420,000		—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	43,917

	$24,800,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	418,711

HUF	338,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	(6,395)

	$9,600,000		—	8/7/19	4.015%	3 month USD-LIBOR-	(516,838)
						BBA

	15,400,000		—	8/10/19	4.02%	3 month USD-LIBOR-	(830,587)
						BBA

	9,000,000		—	8/12/11	1.735%	3 month USD-LIBOR-	(102,009)
						BBA

	9,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.26%	303,481

	47,400,000		—	8/13/11	1.67589%	3 month USD-LIBOR-	(477,131)
						BBA

	12,900,000		—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	364,918

HUF	88,800,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	(3,176)

	$5,690,000		—	1/27/24	3.1%	3 month USD-LIBOR-	385,967
						BBA

AUD	13,450,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(181,444)

	$2,845,000		—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	(135,033)

	63,586,000		—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	766,135

	10,961,000		—	3/6/39	3.48%	3 month USD-LIBOR-	841,887
						BBA

	13,974,200		—	9/10/19	3.66%	3 month USD-LIBOR-	(277,233)
						BBA

EUR	5,590,000	E	—	9/17/29	6 month EUR-EURIBOR-	4.944%	50,344
					REUTERS

	$13,500,000		—	9/14/19	3 month USD-LIBOR-BBA	3.505%	80,779

EUR	43,470,000		—	9/18/11	1.662%	6 month EUR-EURIBOR-	28,902
						REUTERS

EUR	11,470,000		—	9/18/14	6 month EUR-EURIBOR-	2.72%	29,043
					REUTERS

	$6,200,000		—	9/21/19	3 month USD-LIBOR-BBA	3.575%	70,072

EUR	14,510,000		—	9/22/19	6 month EUR-EURIBOR-	3.549%	178,477
					REUTERS

	$20,820,000		—	9/22/19	3.645%	3 month USD-LIBOR-	(359,330)
						BBA

	24,730,000		—	9/22/11	1.335%	3 month USD-LIBOR-	(33,173)
						BBA

GBP	710,000		—	9/24/29	6 month GBP-LIBOR-BBA	4.1975%	11,932

GBP	5,640,000		—	9/28/19	3.9225%	6 month GBP-LIBOR-	(34,756)
						BBA

EUR	7,255,000		—	10/1/19	3.481%	6 month EUR-EURIBOR-	(20,186)
						REUTERS

	$118,299,000		4,128,635	5/19/19	4.735%	3 month USD-LIBOR-	(10,809,203)
						BBA

CAD	8,080,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	(1,383)

CAD	1,780,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(86,669)

CAD	8,310,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	163,066

CAD	2,640,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(112,411)

	$45,000,000		—	3/20/19	3.20875%	3 month USD-LIBOR-	698,839
						BBA

	95,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	755,139

	149,480,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	1,692,176

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,		$28,900,000	$—	4/3/13	1.963%	3 month USD-LIBOR-	$(103,754)
N.A. cont.						BBA

		132,570,000	—	4/3/14	3 month USD-LIBOR-BBA	2.203%	(456,855)

		45,290,000	—	4/3/14	2.203%	3 month USD-LIBOR-	156,076
						BBA

		2,560,000	—	4/3/10	3 month USD-LIBOR-BBA	1.168%	21,597

Total							$10,770,857

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/09

				Termi-			Unrealized
Swap		Notional		nation	Fixed payments received (paid)	Total return received	appreciation/
counterparty		amount		date	by fund per annum	by or paid by fund	(depreciation)

Credit Suisse	Units	3,066		7/15/10	(3 month USD-LIBOR-BBA plus	The Middle East Custom	$836,051
International					1.00% )	Basket Index currently
						sponsored by Credit
						Suisse ticker CSGCPUT

Deutsche Bank AG	EUR	10,134,000		3/27/14	1.785%	Eurostat Eurozone HICP	74,201
						excluding tobacco

Goldman Sachs	EUR	16,890,000		4/30/13	2.375%	French Consumer Price	1,027,439
International						Index excluding tobacco

	EUR	16,890,000		4/30/13	(2.41%)	Eurostat Eurozone HICP	(1,067,507)
						excluding tobacco

	EUR	16,890,000		5/6/13	2.34%	French Consumer Price	992,811
						Index excluding tobacco

	EUR	16,890,000		5/6/13	(2.385%)	Eurostat Eurozone HICP	(1,040,795)
						excluding tobacco

	GBP	13,490,000		8/18/11	(2.66%)	GBP Non-revised UK	$(4,966)
						Retail Price Index

		$551,399		9/3/10	(3 month USD-LIBOR-BBA plus	iShares MSCI Emerging	1,978,995
					5 percent)	Markets Index

	Units	6,147		7/9/10	(3 month USD-LIBOR-BBA plus	A basket (GSPMTGCC)	1,193,574
					85 bps)	of common stocks

		$8,110,000		7/9/14	(1.70%)	USA Non Revised	48,092
						Consumer Price Index —
						Urban (CPI-U)

		6,488,000		7/13/14	(1.60%)	USA Non Revised	69,681
						Consumer Price Index —
						Urban (CPI-U)

	EUR	1,100,000		4/23/14	1.67%	Eurostat Eurozone HICP	(10,889)
						excluding tobacco

	EUR	10,134,000		4/14/14	1.835%	Eurostat Eurozone HICP	16,324
						excluding tobacco

		$18,560,000		5/18/10	(0.25%)	USA Non Revised	316,077
						Consumer Price Index —
						Urban (CPI-U)

JPMorgan Chase Bank,		42,820		7/29/10	(3 month USD-LIBOR-BBA )	S&P 500 Information	1,057,156
N.A.						Technology Total Return
						Index

		26,646		7/29/10	3 month USD-LIBOR-BBA	S&P 500 Energy Total	(1,080,339)
						Return Index

Total							$4,405,905

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09
						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX CMBX BBB Index	—	$1,072		$1,559,000	10/12/52	(134 bp)	$1,120,701

Financial Security Assurance Holdings,	Baa1	—		105,000	12/20/12	95 bp	(16,131)
Ltd, 6.4%, 12/15/66

Marsh & McLennan Co. Inc., 5 3/8%,	—	—		565,000	3/20/12	(95 bp)	(8,295)
7/15/14

Nalco Co., 7.75%, 11/15/11	Ba2	—		30,000	9/20/12	350 bp	163

Citibank, N.A.
DJ CDX EM Series 11 Index	—	(8,100)		300,000	6/20/14	(500 bp)	(37,779)

Lighthouse International Co., SA, 8%,	B3	—	EUR	1,000,000	3/20/13	815 bp	(250,195)
4/30/14

Marsh & Mclennan Co. Inc., 5 3/8%,	—	—		$345,000	9/20/14	(105 bp)	(10,551)
7/15/14

Credit Suisse International
DJ CMB NA CMBX AAA Index	AA+	151,798		912,000	12/13/49	8 bp	(19,190)

DJ CMB NA CMBX AJ Index	—	(460,732)		1,433,000	2/17/51	(96 bp)	122,270

DJ CMBX NA AAA Series 4 Version 1	AA+	4,829,039		11,690,000	2/17/51	35 bp	2,481,200
Index

Deutsche Bank AG
DJ CDX EM Series 11 Index	—	(35,420)		1,610,000	6/20/14	(500 bp)	(217,282)

DJ CDX NA HY Series 11 Version 1 Index	B	3,376,492		14,368,050	12/20/13	500 bp	2,605,774

DJ CDX NA IG Series 13 Version 1 Index	—	11,399		41,037,000	12/20/14	(100 bp)	11,399

DJ iTraxx Europe Series 8 Version 1	—	(110,503)	EUR	1,152,000	12/20/12	(375 bp)	4,307

DJ iTraxx Europe Series 9 Version 1	—	241,002	EUR	3,528,000	6/20/13	(650 bp)	158,603

Korea Monetary STAB Bond, 5.15%,	A2	—		$3,770,000	2/19/10	153 bp	13,995
2/12/10

Nalco Co., 7.75%, 11/15/11	Ba2	—		25,000	12/20/12	363 bp	209

Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—		665,000	12/20/13	112 bp	1,438

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	440,000	9/20/13	715 bp	21,849

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	24,000	12/20/12	(375 bp)	7,255

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	73,500	6/20/13	(650 bp)	19,255

Universal Corp., 5.2%, 10/15/13	—	—		$710,000	3/20/15	(95 bp)	(14,707)

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	690,000	9/20/13	477 bp	11,133
4/15/14

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	690,000	9/20/13	535 bp	31,393
4/15/14

Goldman Sachs International
DJ CDX NA CMBX AAA Index	AAA	17,922		$490,000	3/15/49	7 bp	(42,098)

DJ CDX NA HY Series 11 Version 1 Index	B	1,309,894		4,785,000	12/20/13	500 bp	1,053,221

Lighthouse International Co, SA, 8%,	B3	—	EUR	680,000	3/20/13	680 bp	(171,743)
4/30/14

Macy’s Retail Holdings, Inc., 7.45%,	—	—		$2,645,000	6/20/11	(254.9 bp)	(6,702)
7/15/17

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	405,000	9/20/13	720 bp	18,768

Southern California Edison Co., 7 5/8%,	A3	—		$615,000	12/20/13	118.1 bp	(6,200)
1/15/10

JPMorgan Chase Bank, N.A.
Computer Science Corp., 5%, 2/15/13	—	—		2,625,000	3/20/18	(82 bp)	(85,595)

DJ CMBX NA AAA Series 4 Version 1	—	(5,568,896)		14,261,000	2/17/51	(35 bp)	(2,699,583)
Index

DJ iTraxx Europe Crossover Series 8	—	(249,236)	EUR	1,865,280	12/20/12	(375 bp)	(63,339)
Version 1

GATX Corp., 8.875%, 6/1/09	—	—		$130,000	3/20/16	(100 bp)	3,631

Glencore Funding LLC, 6%, 4/15/14	—	—		2,860,000	6/20/14	(148 bp)	97,094

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	38,860	12/20/12	(375 bp)	11,747

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09 cont.
						Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount		date	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	$—	$710,000		12/20/13	113 bp	$2,530

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 12 Version 1 Index	—	(351,839)	8,660,000		6/20/14	(100 bp)	(316,227)

DJ CDX NA IG Series 12 Version 1 Index	—	(3,359,276)	75,675,000		6/20/14	(100 bp)	(3,048,981)

DJ CMB NA CMBX AAA Index	AA+	210,335	1,720,000		2/17/51	35 bp	(135,130)

Nalco Co., 7.75%, 11/15/11	Ba2	—	30,000		9/20/12	330 bp	(42)

Nalco Co., 7.75%, 11/15/11	Ba2	—	45,000		3/20/13	460 bp	1,678

Universal Corp., 5.2%, 10/15/13	—	—	2,130,000		3/20/13	(89 bp)	(25,682)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	—	45,000	F	9/20/13	(760 bp)	(5,661)

Total							$618,500

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

Growth Portfolio

The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2009 (Growth Portfolio):

		Valuation inputs

TOTALS BY SECURITY TYPE	Level 1	Level 2	Level 3

Asset-backed securities	$—	$23,218,323	$216,946

Common stocks:

Basic materials	60,431,509	16,038,649	—

Capital goods	60,529,424	12,738,975	—

Communication services	40,251,547	11,896,045	—

Conglomerates	13,121,381	2,923,549	—

Consumer cyclicals	79,641,949	19,760,815	9

Consumer staples	82,150,727	16,310,330	—

Energy	102,732,259	3,809,665	—

Financials	151,042,157	31,217,700	—

Health care	103,759,824	4,583,409	—

Technology	125,928,128	17,228,753	40,962

Transportation	10,958,471	5,060,198	—

Utilities and power	38,875,002	5,656,151	0

Total common stocks	869,422,378	147,224,239	40,971

Commodity linked notes	—	9,031,667	—

Convertible bonds and notes	—	1,592,650	—

Convertible preferred stocks	—	4,309	—

Corporate bonds and notes	—	163,579,088	3,318,023

Foreign government bonds and notes	—	2,325,916	—

Investment companies	15,075,062	—	—

		Valuation inputs

TOTALS BY SECURITY TYPE cont.	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$116,324,331	$249,818

Preferred stocks	—	128,518	—

Purchased options outstanding	—	6,431,720	—

Senior loans	—	4,339,432	—

U.S. Government and Agency Mortgage Obligations	—	115,207,481	—

U.S. Treasury Obligations	—	1,800,049	—

Warrants	4,220	1,676,666	1,197

Short-term investments	290,680,486	285,187,565	—

Totals by level	$1,175,182,146	$878,071,954	$3,826,955

	Level 1	Level 2	Level 3

Other financial instruments:	$11,878,878	$(48,667,295)	$389,653

Other financial instruments include futures, written options, TBA sale commitments, swaps, receivable purchase agreement and forward contracts.

The following is a reconciliation of Level 3 assets as of September 30, 2009 (Growth Portfolio):

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
Investments in securities:	2008	premiums	(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$348,864	$—	$203	$(108,722)	$(9,075)	$(14,324)	$216,946

Common stocks:

Consumer cyclicals	—	—	—	(47,577)	47,586	—	$9

Technology	—	—	—	11,465	29,497	—	40,962

Total common stocks	—	—	—	(36,112)	77,083	—	40,971

Corporate bonds and notes	—	—	—	—		3,318,023	3,318,023

Mortgage-backed securities	1,349,908	—	—	—		(1,100,090)	249,818

Warrants	1,134	—	(11,877)	10,743	—	1,197	1,197

Totals:	$1,699,906	$—	$(11,674)	$(134,091)	$68,008	$2,204,806	$3,826,955

† Includes $(97,248) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
	2008 ††	premiums	(loss)	(depreciation)†	sales	Level 3	2009 ††

Other financial instruments:	$401,991	—	—	(12,338)	—	—	$389,653

† Includes $(12,338) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

Balanced Portfolio

The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2009 (Balanced Portfolio):

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$47,372,613	$873,636

Common stocks:

Basic materials	40,773,789	7,911,108	—

Capital goods	44,834,416	6,728,224	—

Communication services	29,325,944	5,668,731	—

Conglomerates	10,319,982	1,979,001	—

Consumer cyclicals	56,823,082	8,473,470	9

Consumer staples	62,932,721	8,158,117	—

Energy	71,763,520	704,271	—

Financial	103,570,227	9,981,985	—

Health care	79,795,672	3,123,891	—

Technology	100,583,852	5,941,609	32,928

Transportation	6,914,647	3,098,290	—

Utilities and power	28,117,051	3,332,447	—

Total common stocks	635,754,903	65,101,144	32,937

		Valuation inputs

Investments in securities: cont.	Level 1	Level 2	Level 3

Commodity linked notes	$—	$7,515,216	$—

Convertible bonds and notes	—	979,376	—

Convertible preferred stocks	—	5,746	—

Corporate bonds and notes	—	207,070,098	25

Foreign government bonds and notes	—	6,608,329	—

Investment companies	18,079,644	—	—

Mortgage-backed securities	—	166,351,380	784,856

Municipal bonds and notes	—	671,266	—

Preferred stocks	—	144,801	—

Purchased options outstanding	—	9,001,744	—

Senior loans	—	7,639,047	—

U.S. Government and agency mortgage obligations	—	259,970,141	—

U.S. Treasury obligations	—	850,748	—

Warrants	—	558,311	960

Short-term investments	304,537,769	217,905,472	—

Totals by level	$958,372,316	$997,745,432	$1,692,414

	Level 1	Level 2	Level 3

Other financial instruments:	$9,003,626	$(101,466,612)	$(719,845)

Other financial instruments include futures, written options, TBA sale commitments, swaps, receivable purchase agreement and forward contracts.

The following is a reconciliation of Level 3 assets as of September 30, 2009 (Balanced Portfolio):

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
Investments in securities:	2008	premiums	(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$2,710,793	$—	$(320,983)	$(410,560)	$(904,152)	$(201,462)	$873,636

Common stocks:

Consumer cyclicals	—	—	—	(70,991)	71,000	—	9

Technology	—	—	—	9,216	23,712	—	32,928

Total common stocks	—	—	—	(61,775)	94,712	—	32,937

Corporate bonds and notes	—	—	—	—	—	25	25

Mortgage-backed securities	577,761	—	—	—	—	207,095	784,856

Warrants	—	—	—	—	—	960	960

Totals:	$3,288,554	$—	$(320,983)	$(472,335)	$(809,440)	$6,618	$1,692,414

† Includes $(571,808) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
	2008 ††	premiums	(loss)	(depreciation)†	sales	Level 3	2009 ††

Other financial instruments:	$(742,639)	—	—	22,794	—	—	$(719,845)

† Includes $22,794 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

Conservative Portfolio

The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2009 (Conservative Portfolio):

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$37,359,474	$755,528

Common stocks:

Basic materials	19,631,077	3,730,175	—

Capital goods	20,965,690	3,097,313	—

Communication services	14,022,343	2,576,691	—

Conglomerates	4,957,139	1,062,187	—

Consumer cyclicals	26,091,316	3,687,142	4

Consumer staples	30,294,367	3,681,724	—

		Valuation inputs

Investments in securities: cont.	Level 1	Level 2	Level 3

Energy	$33,581,545	$454,098	$—

Financial	48,361,998	5,173,778	—

Health care	37,495,018	1,748,466	—

Technology	48,277,487	2,972,058	23,378

Transportation	3,423,920	1,455,398	—

Utilities and power	13,192,160	1,809,964	—

Total common stocks	300,294,060	31,448,994	23,382

Commodity linked notes	—	5,154,713	—

Convertible bonds and notes	—	738,382	—

Corporate bonds and notes	—	193,538,285	12

Foreign government bonds and notes	—	5,724,244	—

Investment companies	6,686,675	—	—

Mortgage-backed securities	—	151,286,686	669,401

Municipal bonds and notes	—	572,311	—

Preferred stocks	—	83,741	—

Purchased options outstanding	—	13,039,353	—

Senior loans	—	3,703,480	—

U.S. Government and agency mortgage obligations	—	305,639,797	—

U.S. Treasury obligations	—	1,400,811	—

Warrants	2,110	376,841	681

Short-term investments	221,057,261	144,633,656	—

Totals by level	$528,040,106	$894,700,768	$1,449,004

	Level 1	Level 2	Level 3

Other financial instruments:	$2,969,052	$(49,790,724)	$(407,336)

Other financial instruments include futures, written options, TBA sale commitments, swaps, receivable purchase agreement and forward contracts.

The following is a reconciliation of Level 3 assets as of September 30, 2009 (Conservative Portfolio):

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
Investments in securities:	2008	premiums	(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$2,427,536	$—	$(299,485)	$(349,473)	$(866,357)	$(156,693)	$755,528

Common stocks:					—	—	—

Consumer cyclicals	5,259		(226,096)	194,497	26,344	—	4

Technology	—	—	—	6,543	16,835	—	23,378

Total common stocks	5,259	—	(226,096)	201,040	43,179	—	23,382

Corporate bonds and notes	—	—	—	—	—	12	12

Mortgage-backed securities	514,876	—	—	—	—	154,525	669,401

Warrants	594	—	(6,238)	5,644	—	681	681

Totals:	$2,948,265	$—	$(531,819)	$(142,789)	$(823,178)	$(1,475)	$1,449,004

† Includes $(485,847) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
	2008 ††	premiums	(loss)	(depreciation)†	sales	Level 3	2009 ††

Other financial instruments:	$(420,234)	—	—	12,898	—	—	$(407,336)

† Includes $12,898 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/09

Putnam Asset Allocation: Growth Portfolio

ASSETS

Investment in securities, at value, including $160,925,198
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,664,391,547)	$1,766,400,569
Affiliated issuers (identified cost $290,680,486) (Note 6)	290,680,486

Foreign currency (cost $1,100,568) (Note 1)	1,116,581

Dividends, interest and other receivables	5,006,882

Receivable for shares of the fund sold	4,186,526

Receivable for investments sold	100,982,157

Receivable for sales of delayed delivery securities
(Note 1)	10,207,783

Unrealized appreciation on swap contracts (Note 1)	117,514,079

Unrealized appreciation on forward currency
contracts (Note 1)	8,931,536

Receivable for receivable purchase agreement (Note 2)	389,653

Premium paid on swap contracts (Note 1)	5,565,253

Total assets	2,310,981,505

LIABILITIES

Payable to custodian (Note 2)	6,662,715

Payable for variation margin (Note 1)	674,578

Payable for investments purchased	65,916,795

Payable for purchases of delayed delivery securities
(Note 1)	93,683,996

Payable for shares of the fund repurchased	36,388,384

Payable for compensation of Manager (Note 2)	2,540,382

Payable for investor servicing fees (Note 2)	375,530

Payable for custodian fees (Note 2)	275,603

Payable for Trustee compensation and expenses (Note 2)	206,612

Payable for administrative services (Note 2)	5,604

Payable for distribution fees (Note 2)	977,511

Unrealized depreciation on forward
currency contracts (Note 1)	4,935,396

Written options outstanding, at value (premiums
received $20,482,389) (Notes 1 and 3)	20,530,293

Premium received on swap contracts (Note 1)	14,155,854

Unrealized depreciation on swap contracts (Note 1)	130,895,292

TBA sales commitments, at value (proceeds receivable
$10,143,984) (Note 1)	10,161,328

Collateral on securities loaned, at value (Note 1)	166,761,384

Collateral on certain derivative contracts, at value (Note 1)	9,781,536

Other accrued expenses	715,053

Total liabilities	565,643,846

Net assets	$1,745,337,659

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$2,131,346,393

Undistributed net investment income (Note 1)	41,594,090

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(532,515,597)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	104,912,773

Total — Representing net assets applicable to
capital shares outstanding	$1,745,337,659

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,127,303,034 divided by 102,195,299 shares)	$11.03

Offering price per class A share (100/94.25 of $11.03)*	$11.70

Net asset value and offering price per class B share
($201,795,295 divided by 18,600,066 shares)**	$10.85

Net asset value and offering price per class C share
($134,572,145 divided by 12,626,650 shares)**	$10.66

Net asset value and redemption price per class M share
($29,912,187 divided by 2,754,878 shares)	$10.86

Offering price per class M share (100/96.50 of $10.86)*	$11.25

Net asset value, offering price and redemption price per
class R share ($10,844,182 divided by 996,580 shares)	$10.88

Net asset value, offering price and redemption price per
class Y share ($240,910,816 divided by 21,657,927 shares)	$11.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/09

INVESTMENT INCOME

Interest (net of foreign tax of $16,368) (including interest income of $187,375 from investments in affiliated issuers)
(Note 6)	$26,597,709

Dividends (net of foreign tax of $1,136,093)	23,387,014

Securities lending	348,764

Total investment income	50,333,487

EXPENSES

Compensation of Manager (Note 2)	9,342,404

Investor servicing fees (Note 2)	4,785,133

Custodian fees (Note 2)	373,753

Trustee compensation and expenses (Note 2)	105,041

Administrative services (Note 2)	63,774

Distribution fees — Class A (Note 2)	2,443,097

Distribution fees — Class B (Note 2)	1,853,352

Distribution fees — Class C (Note 2)	1,179,079

Distribution fees — Class M (Note 2)	192,744

Distribution fees — Class R (Note 2)	38,394

Interest expense (Note 2)	22,173

Other	1,172,993

Fees waived and reimbursed by Manager (Note 2)	(1,043,368)

Total expenses	20,528,569

Expense reduction (Note 2)	(289,385)

Net expenses	20,239,184

Net investment income	30,094,303

Net realized loss on investments (Notes 1 and 3)	(327,430,355)

Net increase from payments by affiliates (Note 2)	11,894

Net realized gain on swap contracts (Note 1)	41,070,511

Net realized loss on futures contracts (Note 1)	(78,799,948)

Net realized gain on foreign currency transactions (Note 1)	9,520,626

Net realized gain on written options (Notes 1 and 3)	8,844,456

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	6,990,959

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, TBA sale
commitments and receivable purchase agreement
during the year	303,755,147

Net loss on investments	(36,036,710)

Net decrease in net assets resulting from operations	$(5,942,407)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	9/30/09	9/30/08

Operations:

Net investment income	$30,094,303	$47,297,661

Net realized loss on investments and
foreign currency transactions	(346,782,816)	(96,439,335)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	310,746,106	(599,383,239)

Net decrease in net assets resulting
from operations	(5,942,407)	(648,524,913)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(43,716,452)	(18,700,195)

Class B	(6,364,261)	(1,148,841)

Class C	(4,077,608)	(1,019,907)

Class M	(1,014,414)	(338,008)

Class R	(292,243)	(59,202)

Class Y	(6,229,091)	(2,826,546)

Net realized short-term gain on investments

Class A	—	(568,207)

Class B	—	(136,246)

Class C	—	(80,609)

Class M	—	(17,610)

Class R	—	(2,528)

Class Y	—	(70,514)

From net realized long-term gain on investments

Class A	—	(16,342,938)

Class B	—	(3,918,753)

Class C	—	(2,318,510)

Class M	—	(506,505)

Class R	—	(72,724)

Class Y	—	(2,028,143)

Increase in capital from settlement payments	25,944	—

Redemption fees (Note 1)	8,814	13,098

Decrease from capital share transactions
(Note 4)	(174,034,974)	(27,312,028)

Total decrease in net assets	(241,636,692)	(725,979,829)

NET ASSETS

Beginning of year	1,986,974,351	2,712,954,180

End of year (including undistributed
net investment income of $41,594,090
and $34,327,989, respectively)	$1,745,337,659	$1,986,974,351

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

											Total		Ratio	Ratio of net
			Net realized and	Total from	From net	From net					return at	Net assets,	of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	investment	realized gain on	Total	Redemption	Non-recurring	Net asset value,	net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	income	investments	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%) [h]

Class A
September 30, 2009	$11.30	.19	(.07)	.12	(.39)	—	(.39)	—	— e,i	$11.03	2.31	$1,127,303	1.22 j	2.09	130.14
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	—	—	11.30	(23.82)	1,338,008	1.13	2.08	112.72
September 30, 2007	13.32	.22	1.68	1.90	(.08)	—	(.08)	—	—	15.14	14.31	1,763,893	1.14	1.52	80.70
September 30, 2006	11.97	.19 g	1.26	1.45	(.10)	—	(.10)	—	—	13.32	12.19 g	1,152,980	1.14 g	1.51 g	85.02
September 30, 2005	10.26	.15 f	1.69	1.84	(.13)	—	(.13)	—	—	11.97	18.02	775,947	1.25	1.34 f	111.90

Class B
September 30, 2009	$11.05	.12	(.04)	.08	(.28)	—	(.28)	—	— e,i	$10.85	1.64	$201,795	1.97 j	1.34	130.14
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	—	—	11.05	(24.38)	269,312	1.88	1.30	112.72
September 30, 2007	13.05	.11	1.64	1.75	—	—	—	—	—	14.80	13.41	432,178	1.89	.76	80.70
September 30, 2006	11.73	.09 g	1.24	1.33	(.01)	—	(.01)	—	—	13.05	11.37 g	363,651	1.89 g	.75 g	85.02
September 30, 2005	10.06	.06 f	1.67	1.73	(.06)	—	(.06)	—	—	11.73	17.22	315,199	2.00	.59 f	111.90

Class C
September 30, 2009	$10.87	.12	(.04)	.08	(.29)	—	(.29)	—	— e,i	$10.66	1.63	$134,572	1.97 j	1.34	130.14
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	—	—	10.87	(24.37)	167,237	1.88	1.31	112.72
September 30, 2007	12.86	.11	1.61	1.72	— e	—	— e	—	—	14.58	13.40	241,464	1.89	.77	80.70
September 30, 2006	11.57	.09 g	1.22	1.31	(.02)	—	(.02)	—	—	12.86	11.38 g	150,255	1.89 g	.76 g	85.02
September 30, 2005	9.92	.06 f	1.64	1.70	(.05)	—	(.05)	—	—	11.57	17.21	96,350	2.00	.59 f	111.90

Class M
September 30, 2009	$11.09	.14	(.05)	.09	(.32)	—	(.32)	—	— e,i	$10.86	1.84	$29,912	1.72 j	1.58	130.14
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	—	—	11.09	(24.15)	37,313	1.63	1.57	112.72
September 30, 2007	13.09	.14	1.65	1.79	(.02)	—	(.02)	—	—	14.86	13.65	50,657	1.64	1.00	80.70
September 30, 2006	11.77	.12 g	1.24	1.36	(.04)	—	(.04)	—	—	13.09	11.60 g	40,409	1.64 g	1.00 g	85.02
September 30, 2005	10.09	.09 f	1.67	1.76	(.08)	—	(.08)	—	—	11.77	17.48	34,029	1.75	.84 f	111.90

Class R
September 30, 2009	$11.16	.17	(.08)	.09	(.37)	—	(.37)	—	— e,i	$10.88	1.97	$10,844	1.47 j	1.85	130.14
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	—	—	11.16	(24.08)	8,950	1.38	1.88	112.72
September 30, 2007	13.18	.18	1.66	1.84	(.06)	—	(.06)	—	—	14.96	14.00	7,447	1.39	1.28	80.70
September 30, 2006	11.87	.17 g	1.23	1.40	(.09)	—	(.09)	—	—	13.18	11.85 g	6,258	1.39 g	1.31 g	85.02
September 30, 2005	10.21	.12 f	1.68	1.80	(.14)	—	(.14)	—	—	11.87	17.80	1,285	1.50	1.10 f	111.90

Class Y
September 30, 2009	$11.42	.22	(.09)	.13	(.43)	—	(.43)	—	— e,i	$11.12	2.43	$240,911	.97 j	2.41	130.14
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	—	—	11.42	(23.55)	166,154.88		2.30	112.72
September 30, 2007	13.44	.26	1.69	1.95	(.11)	—	(.11)	—	—	15.28	14.55	217,314.89		1.75	80.70
September 30, 2006	12.08	.22 g	1.27	1.49	(.13)	—	(.13)	—	—	13.44	12.40 g	154,877	.89 g	1.73 g	85.02
September 30, 2005	10.35	.18 f	1.70	1.88	(.15)	—	(.15)	—	—	12.08	18.35	301,901	1.00	1.58 f	111.90

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

September 30, 2009	0.07%

September 30, 2008	0.02

September 30, 2007	0.01

September 30, 2006	0.01

September 30, 2005	0.02

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

138	139

Statement of assets and liabilities 9/30/09

Putnam Asset Allocation: Balanced Portfolio

ASSETS

Investment in securities, at value, including $129,825,709
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,592,065,661)	$1,653,272,393
Affiliated issuers (identified cost $304,537,769) (Note 6)	304,537,769

Cash	2,228,830

Foreign currency (cost $651,562) (Note 1)	654,535

Dividends, interest and other receivables	7,958,855

Receivable for shares of the fund sold	5,859,656

Receivable for investments sold	104,311,988

Receivable for sales of delayed delivery securities (Note 1)	17,225,516

Unrealized appreciation on swap contracts (Note 1)	149,221,303

Unrealized appreciation on forward currency contracts
(Note 1)	8,076,508

Premium paid on swap contracts (Note 1)	4,633,937

Total assets	2,257,981,290

LIABILITIES

Payable for variation margin (Note 1)	356,116

Payable for investments purchased	106,982,100

Payable for purchases of delayed delivery securities
(Note 1)	258,681,407

Payable for shares of the fund repurchased	25,991,910

Payable for compensation of Manager (Note 2)	1,904,088

Payable for investor servicing fees (Note 2)	311,547

Payable for custodian fees (Note 2)	213,707

Payable for Trustee compensation and expenses (Note 2)	220,509

Payable for administrative services (Note 2)	4,705

Payable for distribution fees (Note 2)	771,090

Unrealized depreciation on forward currency contracts (Note 1)	5,404,383

Payable for receivable purchase agreement (Note 2)	719,845

Interest payable (Note 2)	1,205,181

Written options outstanding, at value (premiums
received $29,586,356) (Notes 1 and 3)	35,180,974

Premium received on swap contracts (Note 1)	6,784,810

Unrealized depreciation on swap contracts (Note 1)	198,810,380

TBA sales commitments, at value (proceeds receivable
$17,197,891) (Note 1)	17,217,813

Collateral on securities loaned, at value (Note 1)	134,422,814

Collateral on certain derivative contracts, at value (Note 1)	850,748

Other accrued expenses	492,970

Total liabilities	796,527,097

Net assets	$1,461,454,193

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$1,819,107,956

Undistributed net investment income (Note 1)	29,399,133

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(405,647,186)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	18,594,290

Total — Representing net assets applicable to
capital shares outstanding	$1,461,454,193

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($927,284,838 divided by 94,389,393 shares)	$9.82

Offering price per class A share (100/94.25 of $9.82)*	$10.42

Net asset value and offering price per class B share
($131,853,718 divided by 13,482,800 shares)**	$9.78

Net asset value and offering price per class C share
($99,579,230 divided by 10,318,983 shares)**	$9.65

Net asset value and redemption price per class M share
($22,009,645 divided by 2,243,351 shares)	$9.81

Offering price per class M share (100/96.50 of $9.81)*	$10.17

Net asset value, offering price and redemption price per
class R share ($7,476,222 divided by 764,912 shares)	$9.77

Net asset value, offering price and redemption price per
class Y share ($273,250,540 divided by 27,787,239 shares)	$9.83

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/09

INVESTMENT INCOME

Interest (net of foreign tax of $18,101) (including interest income of $337,406 from investments in affiliated issuers)
(Note 6)	$32,947,756

Dividends (net of foreign tax of $588,626)	16,379,400

Securities lending	264,637

Total investment income	49,591,793

EXPENSES

Compensation of Manager (Note 2)	8,241,821

Investor servicing fees (Note 2)	3,707,573

Custodian fees (Note 2)	285,080

Trustee compensation and expenses (Note 2)	93,713

Administrative services (Note 2)	56,863

Distribution fees — Class A (Note 2)	2,096,240

Distribution fees — Class B (Note 2)	1,296,650

Distribution fees — Class C (Note 2)	893,400

Distribution fees — Class M (Note 2)	150,247

Distribution fees — Class R (Note 2)	28,493

Interest expense (Note 2)	1,234,785

Other	885,426

Fees waived and reimbursed by Manager (Note 2)	(1,642,008)

Total expenses	17,328,283

Expense reduction (Note 2)	(156,524)

Net expenses	17,171,759

Net investment income	32,420,034

Net realized loss on investments (Notes 1 and 3)	(233,232,182)

Net increase from payments by affiliates (Note 2)	1,225

Net realized gain on swap contracts (Note 1)	9,120,621

Net realized loss on futures contracts (Note 1)	(19,296,804)

Net realized gain on foreign currency transactions (Note 1)	12,500,446

Net realized gain on written options (Notes 1 and 3)	8,657,131

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	4,344,439

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, TBA sale
commitments, and receivable purchase agreement
during the year	191,894,725

Net loss on investments	(26,010,399)

Net increase in net assets resulting from operations	$6,409,635

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	9/30/09	9/30/08

Operations:

Net investment income	$32,420,034	$62,937,920

Net realized loss on investments and
foreign currency transactions	(222,249,563)	(24,876,312)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	196,239,164	(477,721,315)

Net increase (decrease) in net assets
resulting from operations	6,409,635	(439,659,707)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(45,548,974)	(34,561,972)

Class B	(6,161,462)	(3,955,392)

Class C	(4,257,646)	(2,429,042)

Class M	(988,624)	(648,860)

Class R	(296,043)	(137,434)

Class Y	(12,250,700)	(5,978,504)

Redemption fees (Note 1)	4,765	10,441

Decrease from capital share transactions
(Note 4)	(193,272,694)	(170,207,146)

Total decrease in net assets	(256,361,743)	(657,567,616)

NET ASSETS

Beginning of year	1,717,815,936	2,375,383,552

End of year (including undistributed
net investment income of $29,399,133
and $34,656,354, respectively)	$1,461,454,193	$1,717,815,936

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio of expenses	Ratio of net
			Net realized and	Total from				Net asset		Net assets,	Ratio of expenses	to average net assets	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	value, end of	Total return at net	end of period	to average	excluding interest	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	investment income	distributions	fees [e]	period	asset value (%) [b]	(in thousands)	net assets (%) [c,d]	expense (%) [c,d]	net assets (%) [d]	turnover (%) [h]

Class A
September 30, 2009	$10.01	.21	.05 j	.26	(.45 )	(.45)	—	$9.82	3.79	$927,285	1.23 i	1.13	2.5 4	200.5 8
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	—	10.01	(19.45)	1,142,882	1.09	1.09	3.07	123.63
September 30, 2007	11.86	.27	.83	1.10	(.22)	(.22)	—	12.74	9.36	1,619,706	1.06	1.06	2.19	106.89
September 30, 2006	11.04	.23 g	.82	1.05	(.23)	(.23)	—	11.86	9.64 g	1,329,409	1.00 g	1.00 g	2.04 g	90.03
September 30, 2005	9.94	.18 f	1.05	1.23	(.13)	(.13)	—	11.04	12.40	1,077,903	1.12	1.12	1.72 f	144.41

Class B
September 30, 2009	$9.96	.14	.07 j	.21	(.39)	(.39)	—	$9.78	3.10	$131,854	1.98 i	1.88	1.76	200.5 8
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	—	9.96	(19.99)	191,536	1.84	1.84	2.30	123.63
September 30, 2007	11.78	.18	.83	1.01	(.13)	(.13)	—	12.66	8.58	311,754	1.81	1.81	1.43	106.89
September 30, 2006	10.96	.14 g	.83	.97	(.15 )	(.15)	—	11.78	8.88 g	324,825	1.75 g	1.75 g	1.28 g	90.03
September 30, 2005	9.87	.10 f	1.04	1.14	(.05 )	(.05)	—	10.96	11.54	340,442	1.87	1.87	.97 f	144.41

Class C
September 30, 2009	$9.85	.15	.04 j	.19	(.39)	(.39)	—	$9.65	2.97	$99,579	1.98 i	1.88	1.79	200.5 8
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	—	9.85	(20.01)	118,179	1.84	1.84	2.32	123.63
September 30, 2007	11.66	.18	.82	1.00	(.13)	(.13)	—	12.53	8.64	162,251	1.81	1.81	1.43	106.89
September 30, 2006	10.87	.14 g	.80	.94	(.15 )	(.15)	—	11.66	8.72 g	128,541	1.75 g	1.75 g	1.29 g	90.03
September 30, 2005	9.79	.10 f	1.03	1.13	(.05 )	(.05)	—	10.87	11.58	101,610	1.87	1.87	.97 f	144.41

Class M
September 30, 2009	$10.00	.17	.05 j	.22	(.41)	(.41)	—	$9.81	3.27	$22,010	1.73 i	1.63	2.04	200.5 8
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	—	10.00	(19.82)	27,475	1.5 9	1.5 9	2.5 8	123.63
September 30, 2007	11.84	.21	.83	1.04	(.16)	(.16)	—	12.72	8.83	38,124	1.5 6	1.5 6	1.68	106.89
September 30, 2006	11.02	.17 g	.82	.99	(.17)	(.17)	—	11.84	9.11 g	34,730	1.5 0 g	1.5 0 g	1.5 4 g	90.03
September 30, 2005	9.92	.13 f	1.05	1.18	(.08)	(.08)	—	11.02	11.87	32,605	1.62	1.62	1.22 f	144.41

Class R
September 30, 2009	$9.97	.19	.04 j	.23	(.43)	(.43)	—	$9.77	3.45	$7,476	1.48 i	1.38	2.31	200.5 8
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	—	9.97	(19.62)	6,667	1.34	1.34	2.83	123.63
September 30, 2007	11.79	.24	.83	1.07	(.17)	(.17)	—	12.69	9.13	5,151	1.31	1.31	1.95	106.89
September 30, 2006	10.99	.22 g	.79	1.01	(.21)	(.21)	—	11.79	9.25 g	9,385	1.25 g	1.25 g	1.87 g	90.03
September 30, 2005	9.91	.16 f	1.03	1.19	(.11)	(.11)	—	10.99	12.06	1,210	1.37	1.37	1.49 f	144.41

Class Y
September 30, 2009	$10.03	.24	.03 j	.27	(.47)	(.47)	—	$9.83	3.96	$273,251	.98 i	.88	2.88	200.5 8
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	—	10.03	(19.20)	231,078.84		.84	3.33	123.63
September 30, 2007	11.88	.30	.84	1.14	(.26)	(.26)	—	12.76	9.61	238,397.81		.81	2.43	106.89
September 30, 2006	11.06	.26 g	.82	1.08	(.26)	(.26)	—	11.88	9.89 g	166,321	.75 g	.75 g	2.28 g	90.03
September 30, 2005	9.95	.21 f	1.06	1.27	(.16)	(.16)	—	11.06	12.77	354,455.87		.87	1.97 f	144.41

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

September 30, 2009	0.12%

September 30, 2008	<0.01

September 30, 2007	0.01

September 30, 2006	0.01

September 30, 2005	0.02

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

142	143

Statement of assets and liabilities 9/30/09

Putnam Asset Allocation: Conservative Portfolio

ASSETS

Investment in securities, at value, including $44,917,239
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,147,742,702)	$1,203,132,617
Affiliated issuers (identified cost $221,057,261) (Note 6)	221,057,261

Foreign currency (cost $455,403) (Note 1)	458,990

Dividends, interest and other receivables	6,897,778

Receivable for shares of the fund sold	3,490,147

Receivable for investments sold	65,276,563

Receivable for sales of delayed delivery securities (Note 1)	32,721,047

Unrealized appreciation on swap contracts (Note 1)	167,264,174

Unrealized appreciation on forward currency contracts
(Note 1)	3,169,567

Premium paid on swap contracts (Note 1)	11,973,752

Total assets	1,715,441,896

LIABILITIES

Payable to custodian (Note 2)	4,343,065

Payable for variation margin (Note 1)	58,653

Payable for investments purchased	95,909,493

Payable for purchases of delayed delivery securities (Note 1)	303,321,279

Payable for shares of the fund repurchased	39,542,370

Payable for compensation of Manager (Note 2)	1,428,813

Payable for investor servicing fees (Note 2)	179,079

Payable for custodian fees (Note 2)	194,687

Payable for Trustee compensation and expenses (Note 2)	123,574

Payable for administrative services (Note 2)	3,242

Payable for distribution fees (Note 2)	294,171

Unrealized depreciation on forward currency contracts
(Note 1)	2,682,695

Payable for receivable purchase agreement (Note 2)	407,336

Interest payable (Note 2)	978,261

Written options outstanding, at value (premiums
received $26,523,900) (Notes 1 and 3)	30,465,825

Premium received on swap contracts (Note 1)	14,975,317

Unrealized depreciation on swap contracts (Note 1)	151,468,912

TBA sales commitments, at value (proceeds receivable
$32,540,547) (Note 1)	32,605,468

Collateral on securities loaned, at value (Note 1)	46,412,499

Collateral on certain derivative contracts, at value (Note 1)	1,400,811

Other accrued expenses	276,844

Total liabilities	727,072,394

Net assets	$988,369,502

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$1,110,285,494

Undistributed net investment income (Note 1)	8,100,108

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(201,190,816)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	71,174,716

Total — Representing net assets applicable to
capital shares outstanding	$988,369,502

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($359,937,192 divided by 41,836,726 shares)	$8.60

Offering price per class A share (100/94.25 of $8.60)*	$9.12

Net asset value and offering price per class B share
($37,157,250 divided by 4,351,258 shares)**	$8.54

Net asset value and offering price per class C share
($40,389,213 divided by 4,735,954 shares)**	$8.53

Net asset value and redemption price per class M share
($8,859,098 divided by 1,038,170 shares)	$8.53

Offering price per class M share (100/96.50 of $8.53)*	$8.84

Net asset value, offering price and redemption price per
class R share ($2,593,738 divided by 296,345 shares)	$8.75

Net asset value, offering price and redemption price per
class Y share ($539,433,011 divided by 62,614,579 shares)	$8.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/09

INVESTMENT INCOME
Interest (net of foreign tax of $23,612) (including interest income of $274,330 from investments in affiliated issuers)
(Note 6)	$30,379,084

Dividends (net of foreign tax of $280,384)	7,163,850

Securities lending	98,851

Total investment income	37,641,785

EXPENSES

Compensation of Manager (Note 2)	5,754,089

Investor servicing fees (Note 2)	1,942,842

Custodian fees (Note 2)	259,008

Trustee compensation and expenses (Note 2)	67,449

Administrative services (Note 2)	42,405

Distribution fees — Class A (Note 2)	827,619

Distribution fees — Class B (Note 2)	368,261

Distribution fees — Class C (Note 2)	377,618

Distribution fees — Class M (Note 2)	72,550

Distribution fees — Class R (Note 2)	9,895

Interest expense (Note 2)	1,000,682

Other	470,506

Fees waived and reimbursed by Manager (Note 2)	(481,783)

Total expenses	10,711,141

Expense reduction (Note 2)	(65,797)

Net expenses	10,645,344

Net investment income	26,996,441

Net realized loss on investments (Notes 1 and 3)	(86,762,073)

Net realized loss on swap contracts (Note 1)	(61,610,477)

Net realized gain on futures contracts (Note 1)	13,696,907

Net realized gain on foreign currency transactions (Note 1)	4,156,374

Net realized gain on written options (Notes 1 and 3)	9,124,358

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	602,356

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, TBA sale
commitments and receivable purchase agreement during
the year	162,166,653

Net gain on investments	41,374,098

Net increase in net assets resulting from operations	$68,370,539

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	9/30/09	9/30/08

Operations:

Net investment income	$26,996,441	$44,724,932

Net realized loss on investments and
foreign currency transactions	(121,394,911)	(8,013,316)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	162,769,009	(173,510,948)

Net increase (decrease) in net assets
resulting from operations	68,370,539	(136,799,332)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(14,127,463)	(17,261,671)

Class B	(1,309,091)	(1,738,641)

Class C	(1,352,323)	(1,539,842)

Class M	(365,696)	(358,354)

Class R	(75,687)	(64,158)

Class Y	(20,436,761)	(17,869,299)

Increase in capital from settlement payments 1,231		—

Redemption fees (Note 1)	11,339	5,262

Increase (decrease) from capital share
transactions (Note 4)	(26,473,968)	59,727,510

Total increase (decrease) in net assets	4,242,120	(115,898,525)

NET ASSETS

Beginning of year	984,127,382	1,100,025,907

End of year (including undistributed net
investment income of $8,100,108 and
$3,529,296, respectively)	$988,369,502	$984,127,382

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio of expenses	Ratio of net
			Net realized and	Total from	From net				Net asset	Total return	Net assets,	Ratio of	to average net assets	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	investment	Total	Redemption	Non-recurring	value, end of	at net asset	end of period	expenses to average excluding interest		(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	reimbursements	period	value (%) [b]	(in thousands)	net assets (%) [c,d]	expense (%) [c,d]	net assets (%) [d]	turnover (%) [h]

Class A
September 30, 2009	$8.35	.22	.35	.57	(.32)	(.32)	—	— e,i	$8.60	7.52	$359,937	1.28 j	1.17	3.00	292.22
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	—	—	8.35	(12.09)	403,932	1.15	1.15	4.06	170.35
September 30, 2007	9.59	.30	.25	.55	(.30)	(.30)	—	—	9.84	5.76	492,125	1.15	1.15	3.09	150.59
September 30, 2006	9.33	.28 g	.31	.59	(.33)	(.33)	—	—	9.59	6.46 g	414,952	1.06 g	1.06 g	2.95 g	133.41
September 30, 2005	8.84	.21 f	.48	.69	(.20)	(.20)	—	—	9.33	7.92	378,616	1.20	1.20	2.28 f	209.05

Class B
September 30, 2009	$8.27	.17	.36	.53	(.26)	(.26)	—	— e,i	$8.54	7.02	$37,157	2.03 j	1.92	2.24	292.22
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	—	—	8.27	(12.77)	48,764	1.90	1.90	3.31	170.35
September 30, 2007	9.50	.23	.24	.47	(.22)	(.22)	—	—	9.75	5.00	73,813	1.90	1.90	2.36	150.59
September 30, 2006	9.25	.20 g	.31	.51	(.26)	(.26)	—	—	9.50	5.61 g	89,287	1.81 g	1.81 g	2.21 g	133.41
September 30, 2005	8.78	.14 f	.47	.61	(.14)	(.14)	—	—	9.25	6.94	109,941	1.95	1.95	1.56 f	209.05

Class C
September 30, 2009	$8.28	.17	.34	.51	(.26)	(.26)	—	— e,i	$8.53	6.79	$40,389	2.03 j	1.92	2.25	292.22
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	—	—	8.28	(12.76)	47,692	1.90	1.90	3.31	170.35
September 30, 2007	9.49	.23	.26	.49	(.22)	(.22)	—	—	9.76	5.21	56,647	1.90	1.90	2.34	150.59
September 30, 2006	9.24	.20 g	.31	.51	(.26)	(.26)	—	—	9.49	5.64 g	46,990	1.81 g	1.81 g	2.20 g	133.41
September 30, 2005	8.76	.14 f	.48	.62	(.14)	(.14)	—	—	9.24	7.08	38,901	1.95	1.95	1.56 f	209.05

Class M
September 30, 2009	$8.27	.19	.35	.54	(.28)	(.28)	—	— e,i	$8.53	7.18	$8,859	1.78 j	1.67	2.55	292.22
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	—	—	8.27	(12.54)	10,452	1.65	1.65	3.55	170.35
September 30, 2007	9.50	.25	.25	.50	(.25)	(.25)	—	—	9.75	5.27	12,409	1.65	1.65	2.59	150.59
September 30, 2006	9.25	.23 g	.30	.53	(.28)	(.28)	—	—	9.50	5.86 g	11,794	1.56 g	1.56 g	2.45 g	133.41
September 30, 2005	8.77	.16 f	.48	.64	(.16)	(.16)	—	—	9.25	7.32	12,913	1.70	1.70	1.81 f	209.05

Class R
September 30, 2009	$8.45	.21	.39	.60	(.30)	(.30)	—	— e,i	$8.75	7.74	$2,594	1.53 j	1.42	2.71	292.22
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	—	—	8.45	(12.28)	3,127	1.40	1.40	3.66	170.35
September 30, 2007	9.67	.28	.27	.55	(.27)	(.27)	—	—	9.95	5.77	1,251	1.40	1.40	2.84	150.59
September 30, 2006	9.38	.26 g	.34	.60	(.31)	(.31)	—	—	9.67	6.49 g	927	1.31 g	1.31 g	2.70 g	133.41
September 30, 2005	8.86	.19 f	.51	.70	(.18)	(.18)	—	—	9.38	7.98	428	1.45	1.45	2.10 f	209.05

Class Y
September 30, 2009	$8.34	.25	.37	.62	(.34)	(.34)	—	— e,i	$8.62	8.17	$539,433	1.03 j	.92	3.29	292.22
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	—	—	8.34	(11.88)	470,161.90		.90	4.30	170.35
September 30, 2007	9.57	.33	.25	.58	(.32)	(.32)	—	—	9.83	6.14	463,781.90		.90	3.34	150.59
September 30, 2006	9.31	.30 g	.31	.61	(.35)	(.35)	—	—	9.57	6.75 g	387,395	.81 g	.81 g	3.20 g	133.41
September 30, 2005	8.83	.24 f	.47	.71	(.23)	(.23)	—	—	9.31	8.11	377,247.95		.95	2.62 f	209.05

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

September 30, 2009	0.05%

September 30, 2008	0.01

September 30, 2007	0.01

September 30, 2006	0.03

September 30, 2005	0.08

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

Percentage
of average
	Per share	net assets

Class A	<$0.01	<0.01%

Class B	<0.01	<0.01

Class C	<0.01	<0.01

Class M	<0.01	<0.01

Class R	<0.01	<0.01

Class Y	<0.01	<0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.10% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May, 31 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

146	147

Notes to financial statements 9/30/09

Note 1: Significant accounting policies

Putnam Asset Allocation Funds (the “trust”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the “funds”), each of which is represented by a separate series of shares of beneficial interest. The trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively. The funds may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, November 16, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. At September 30, 2009, fair value pricing was used for certain foreign securities in the portfolios. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Each fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities Each fund may invest in stripped securities, which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds’ portfolios. Outstanding contracts on futures at year end September 30, 2009 are indicative of the volume of activity during the year for Conservative Portfolio. Growth Portfolio and Balanced Portfolio had average contract amounts of approximately 20,000 and 16,000, respectively, on futures for the year ended September 30, 2009.

The funds had average contract amounts of approximately 89,988,000, 191,485,000 and 235,062,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on purchased options contracts for the year ended September 30, 2009.

See Note 3 for the volume of Written options contracts activity for the year ended September 30, 2009.

H) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds’ portfolios. Growth Portfolio, Balanced Portfolio and Conservative Portfolio had average contract amounts of approximately 592,032,000, 532,580,000 and 220,487,000, respectively, on forward currency contracts for the year ended September 30, 2009.

I) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to help enhance the funds return and manage each fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, are listed after the funds’ portfolios. The funds had average notional amounts of approximately 147,997,000, 185,507,000 and 153,504,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on total return swap contracts for the year ended September 30, 2009.

J) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, are listed after the funds’ portfolios. The funds had average notional amounts of approximately 6,981,834,000, 9,893,334,000 and 9,161,582,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on interest rate swap contracts for the year ended September 30, 2009.

K) Credit default contracts Each fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, are listed after the funds’ portfolios. The funds had average notional amounts of approximately 378,646,000, 404,067,000 and 377,854,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on credit default swap contracts for the year ended September 30, 2009.

L) Master agreements Each fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $10,513,338 and $12,098,363 (for Growth Portfolio and Conservative Portfolio, respectively) at September 30, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At September 30, 2009, the funds had net liability positions of $50,207,844, $81,370,833 and $20,631,018 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on derivative contracts subject to the Master Agreements. Collateral posted by the funds totaled of $33,213,577, $45,012,786 and $11,740,883 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively).

M) TBA purchase commitments Each fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolios.

O) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Securities lending Each fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2009, the value of securities loaned amounted to $161,203,718, $129,949,144 and $44,917,239 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities (Growth Portfolio and Balanced Portfolio). The funds received cash collateral of $166,761,384, $134,422,814 and $46,412,499 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), which is pooled with collateral of other Putnam funds into three issues of short-term investments.

Q) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009 Growth Portfolio, Balanced Portfolio and Conservative Portfolio had capital loss carryovers of $271,648,791, $213,014,054 and $67,073,046, respectively, available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Growth Portfolio

Loss Carryover	Expiration

$271,648,791	September 30, 2017

Balanced Portfolio

Loss Carryover	Expiration

$72,221,236	September 30, 2011

140,792,818	September 30, 2017

Conservative Portfolio

Loss Carryover	Expiration

$54,487,144	September 30, 2011

1,108,680	September 30, 2016

11,477,222	September 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the funds have elected to defer to their fiscal year ending September 30, 2010 $221,570,417, $155,584,143, and $114,604,323 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of losses recognized during the period November 1, 2008 to September 30, 2009.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities, accrued interest expense (for Balanced Portfolio and Conservative Portfolio), security write-down and receivable purchase agreement gain (for Growth Portfolio only). Reclassifications are made to the funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September  30, 2009 reclassifications were as follows:

Undistributed Net Investment Income

Growth Portfolio	$38,865,867

Balanced Portfolio	31,826,194

Conservative Portfolio	15,241,392

Accumulated Net Realized Loss

Growth Portfolio	$(38,821,778)

Balanced Portfolio	(31,786,842)

Conservative Portfolio	(15,207,241)

Paid-in Capital

Growth Portfolio	$(44,089)

Balanced Portfolio	(39,352)

Conservative Portfolio	(34,151)

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2009 (the current fiscal year end) were as follows:

Growth Portfolio

Unrealized appreciation	$191,676,672
Unrealized depreciation	(112,800,005)

Net unrealized appreciation	78,876,667
Undistributed ordinary income	55,605,695
Capital loss carryforward	(271,648,791)
Post-October loss	(221,570,417)

Cost for federal income tax purposes	$1,978,204,388

Balanced Portfolio
Unrealized appreciation	$154,397,886
Unrealized depreciation	(119,109,286)

Net unrealized appreciation	35,288,600
Undistributed ordinary income	39,153,336
Capital loss carryforward	(213,014,054)
Post-October loss	(155,584,143)

Cost for federal income tax purposes	$1,922,521,562

Conservative Portfolio
Unrealized appreciation	$107,829,662
Unrealized depreciation	(67,759,854)

Net unrealized appreciation	40,069,808
Undistributed ordinary income	21,853,131
Capital loss carryforward	(67,073,046)
Post-October loss	114,604,323

Cost for federal income tax purposes	$1,384,120,070

S) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Each fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management agreed to waive fees and reimburse expenses of each fund through July 31, 2009 to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as each fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended September  30, 2009, the funds’ expenses were reduced by $1,043,352, $1,474,603, and $315,920 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse each fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended September 30, 2009, the Growth Portfolio and Balanced Portfolio expenses were reduced by $16 and $1,101, respectively, as a result of this limit. During the year ended September 30, 2009, the Conservative Portfolio’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for each fund to an annual rate of 0.611%, 0.550% and 0.550% (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of each fund’s average net assets. During the year ended September 30, 2009, the Balanced Portfolio’s and Conservative Portfolio’s expenses were reduced by $166,304 and $165,863, respectively, as a result of this limit. During the year ended September 30, 2009, the Growth Portfolio’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the Growth Portfolio and Balanced Portfolio $11,894 and $1,225, respectively, for trading errors which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the Growth Portfolio terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $1,559,858 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreements will be recorded as realized gain or loss.

On September 15, 2008, the Balanced Portfolio and Conservative Portfolio terminated their outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the Balanced Portfolio entered into receivable purchase agreements (“Agreements”) and the Conservative Portfolio entered into a receivable purchase agreement (“Agreement”) with other registered investment companies (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the funds the right to receive, in the aggregate, $2,881,684 and $1,630,648 (for Balanced Portfolio and Conservative Portfolio, respectively) in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the each fund’s net payable to LBSF of $36,289,732 and $28,602,463 (for Balanced Portfolio and Conservative Portfolio, respectively) and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreements are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreements will be recorded as realized gain or loss. The funds’ net payable to LBSF was calculated in accordance with the funds’ master contract with LBSF. Each fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds’ assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on each fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the funds. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended September 30, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the funds and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the funds. At September 30, 2009, the payable to the custodian bank (for Growth Portfolio and Conservative Portfolio) represents the amount due for cash advanced for the settlement of securities purchased.

Each fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The funds also reduced expenses through brokerage/service arrangements. For the year ended September 30, 2009, the funds’ expenses were reduced by $16,819, $22,209 and $10,874 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under the expense offset arrangements and by $272,566, $134,315 and $54,923 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under the brokerage/service arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $1,321, $1,126, and $771 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees’ meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees’ fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the funds who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the funds is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A Net	Class M Net
	Commissions	Commissions

Growth Portfolio	$268,609	$4,183

Balanced Portfolio	173,831	3,271

Conservative Portfolio	74,982	1,849

	Class B	Class C
	Contingent	Contingent
	Deferred	Deferred
	Sales Charges	Sales Charges

Growth Portfolio	$321,496	$12,600

Balanced Portfolio	269,731	6,616

Conservative Portfolio	80,662	6,190

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A	Class M
	Deferred	Deferred
	Sales Charges	Sales Charges

Growth Portfolio	$434	$—

Balanced Portfolio	2,033	—

Conservative Portfolio	723	—

Note 3: Purchases and sales of securities

During the year ended September 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

OTHER SECURITIES	Purchases	Sales

Growth Portfolio	$1,700,832,045	$1,974,166,562

Balanced Portfolio	2,312,210,637	2,693,140,735

Conservative Portfolio	2,002,057,627	2,129,621,127

U.S. GOVERNMENT SECURITIES	Purchases	Sales

Growth Portfolio	$—	$5,468,414

Balanced Portfolio	—	3,728,537

Conservative Portfolio	—	—

Written option transactions during the year ended September 30, 2009 are summarized as follows:

GROWTH PORTFOLIO	Contract	Premiums
	Amounts	Received

Written options
outstanding at beginning of year	$237,252,358	$9,729,492

Options opened	318,958,748	24,882,924

Options exercised	(72,361,957)	(3,391,400)

Options expired	(96,895,878)	(6,039,342)

Options closed	(25,518,271)	(4,699,285)

Written options outstanding at end of year	$361,435,000	$20,482,389

BALANCED PORTFOLIO	Contract	Premiums
	Amounts	Received

Written options
outstanding at beginning of year	$431,399,998	$18,967,912

Options opened	289,160,136	22,932,853

Options exercised	(27,279,109)	(1,680,901)

Options expired	(113,737,373)	(6,068,081)

Options closed	(31,867,652)	(4,565,427)

Written options outstanding at end of year	$547,676,000	$29,586,356

CONSERVATIVE PORTFOLIO	Contract	Premiums
	Amounts	Received

Written options
outstanding at beginning of year	$523,736,172	$21,157,897

Options opened	291,823,799	20,463,757

Options exercised	(118,541,050)	(4,472,802)

Options expired	(181,895,621)	(7,581,078)

Options closed	(29,592,300)	(3,043,874)

Written options outstanding at end of year	$485,531,000	$26,523,900

Note 4: Capital shares

At September 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Growth Portfolio

	Year ended 9/30/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	17,807,625	$157,317,766	35,455,592	$485,853,419

Shares issued in
connection with
reinvestment of
distributions	5,139,722	41,888,736	2,394,676	34,363,596

	22,947,347	199,206,502	37,850,268	520,217,015

Shares
repurchased	(39,157,555)	(341,415,682)	(35,974,290)	(479,037,283)

Net increase
(decrease)	(16,210,208)	$(142,209,180)	1,875,978	$41,179,732

	Year ended 9/30/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	2,364,610	$20,534,644	5,387,972	$72,595,034

Shares issued in
connection with
reinvestment of
distributions	756,251	6,095,382	351,928	4,969,220

	3,120,861	26,630,026	5,739,900	77,564,254

Shares
repurchased	(8,888,038)	(76,395,204)	(10,583,071)	(140,719,482)

Net decrease	(5,767,177)	$(49,765,178)	(4,843,171)	$(63,155,228)

	Year ended 9/30/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	1,772,411	$15,400,061	3,176,268	$42,464,602

Shares issued in
connection with
reinvestment of
distributions	434,959	3,444,874	196,930	2,735,361

	2,207,370	18,844,935	3,373,198	45,199,963

Shares
repurchased	(4,964,213)	(42,011,760)	(4,551,885)	(58,621,300)

Net decrease	(2,756,843)	$(23,166,825)	(1,178,687)	$(13,421,337)

	Year ended 9/30/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	524,232	$4,796,869	992,661	$13,575,405

Shares issued in
connection with
reinvestment of
distributions	121,548	978,460	59,536	841,830

	645,780	5,775,329	1,052,197	14,417,235

Shares
repurchased	(1,256,105)	(10,239,574)	(1,095,183)	(14,313,906)

Net increase
(decrease)	(610,325)	$(4,464,245)	(42,986)	$103,329

	Year ended 9/30/09		Year ended 9/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	481,927	$4,369,981	478,254	$6,413,684

Shares issued in
connection with
reinvestment of
distributions	36,257	292,231	9,452	134,407

	518,184	4,662,212	487,706	6,548,091

Shares
repurchased	(323,290)	(2,850,016)	(183,893)	(2,416,660)

Net increase	194,894	$1,812,196	303,813	$4,131,431

	Year ended 9/30/09		Year ended 9/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	20,139,123	$162,601,205	5,710,000	$75,671,987

Shares issued in
connection with
reinvestment of
distributions	758,580	6,220,357	339,484	4,912,345

	20,897,703	168,821,562	6,049,484	80,584,332

Shares
repurchased	(13,795,384)	(125,063,304)	(5,711,617)	(76,734,287)

Net increase	7,102,319	$43,758,258	337,867	$3,850,045

Balanced Portfolio

	Year ended 9/30/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	19,006,877	$155,950,273	32,786,883	$388,790,456

Shares issued in
connection with
reinvestment of
distributions	5,510,888	43,547,232	2,926,637	33,075,185

	24,517,765	199,497,505	35,713,520	421,865,641

Shares
repurchased	(44,258,205)	(358,889,747)	(48,694,071)	(562,975,267)

Net decrease	(19,740,440)	$(159,392,242)	(12,980,551)	$(141,109,626)

	Year ended 9/30/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	1,874,046	$15,247,439	3,588,694	$42,263,596

Shares issued in
connection with
reinvestment of
distributions	747,958	5,830,501	331,967	3,722,630

	2,622,004	21,077,940	3,920,661	45,986,226

Shares
repurchased	(8,370,990)	(67,788,198)	(9,308,360)	(109,053,382)

Net decrease	(5,748,986)	$(46,710,258)	(5,387,699)	$(63,067,156)

	Year ended 9/30/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	1,813,026	$14,543,745	2,358,055	$27,661,553

Shares issued in
connection with
reinvestment of
distributions	474,741	3,671,014	184,597	2,041,596

	2,287,767	18,214,759	2,542,652	29,703,149

Shares
repurchased	(3,972,287)	(31,775,791)	(3,490,232)	(39,961,178)

Net decrease	(1,684,520)	$(13,561,032)	(947,580)	$(10,258,029)

	Year ended 9/30/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	756,185	$6,089,856	697,495	$8,307,047

Shares issued in
connection with
reinvestment of
distributions	120,510	947,106	55,684	627,464

	876,695	7,036,962	753,179	8,934,511

Shares
repurchased	(1,380,462)	(11,190,516)	(1,002,509)	(11,758,146)

Net decrease	(503,767)	$(4,153,554)	(249,330)	$(2,823,635)

	Year ended 9/30/09		Year ended 9/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	358,622	$3,029,327	391,981	$4,471,612

Shares issued in
connection with
reinvestment of
distributions	33,720	266,689	12,040	133,899

	392,342	3,296,016	404,021	4,605,511

Shares
repurchased	(296,251)	(2,345,863)	(140,976)	(1,631,496)

Net increase	96,091	$950,153	263,045	$2,974,015

	Year ended 9/30/09		Year ended 9/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	19,619,155	$154,617,698	13,912,269	$155,297,888

Shares issued in
connection with
reinvestment of
distributions	1,530,476	12,244,102	526,812	5,978,136

	21,149,631	166,861,800	14,439,081	161,276,024

Shares
repurchased	(16,401,878)	(137,267,561)	(10,076,057)	(117,198,739)

Net increase	4,747,753	$29,594,239	4,363,024	$44,077,285

Conservative Portfolio

	Year ended 9/30/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	10,903,906	$81,456,545	16,978,266	$160,022,312

Shares issued in
connection with
reinvestment of
distributions	1,822,133	13,424,763	1,774,269	16,552,715

	12,726,039	94,881,308	18,752,535	176,575,027

Shares
repurchased	(19,283,991)	(142,656,042)	(20,355,994)	(186,359,010)

Net decrease	(6,557,952)	$(47,774,734)	(1,603,459)	$(9,783,983)

	Year ended 9/30/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	1,118,550	$8,113,916	1,707,795	$15,864,838

Shares issued in
connection with
reinvestment of
distributions	162,643	1,183,477	168,232	1,559,107

	1,281,193	9,297,393	1,876,027	17,423,945

Shares
repurchased	(2,825,489)	(20,539,428)	(3,548,970)	(33,015,754)

Net decrease	(1,544,296)	$(11,242,035)	(1,672,943)	$(15,591,809)

	Year ended 9/30/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	1,122,542	$8,292,246	1,681,518	$15,708,512

Shares issued in
connection with
reinvestment of
distributions	159,807	1,164,095	138,119	1,277,416

	1,282,349	9,456,341	1,819,637	16,985,928

Shares
repurchased	(2,307,017)	(16,719,917)	(1,862,789)	(17,215,867)

Net decrease	(1,024,668)	$(7,263,576)	(43,152)	$(229,939)

	Year ended 9/30/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	573,144	$4,057,682	418,713	$3,877,547

Shares issued in
connection with
reinvestment of
distributions	46,447	338,666	36,952	341,306

	619,591	4,396,348	455,665	4,218,853

Shares
repurchased	(845,388)	(6,432,972)	(464,439)	(4,316,550)

Net decrease	(225,797)	$(2,036,624)	(8,774)	$(97,697)

	Year ended 9/30/09		Year ended 9/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	180,644	$1,396,133	283,780	$2,698,466

Shares issued in
connection with
reinvestment of
distributions	10,056	75,687	6,891	64,022

	190,700	1,471,820	290,671	2,762,488

Shares
repurchased	(264,325)	(1,923,860)	(46,471)	(441,038)

Net increase
	(73,625)	$(452,040)	244,200	$2,321,450
(decrease)

	Year ended 9/30/09		Year ended 9/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	16,949,372	$125,078,164	13,223,984	$120,863,957

Shares issued in
connection with
reinvestment of
distributions	2,759,680	20,433,243	1,920,054	17,867,996

	19,709,052	145,511,407	15,144,038	138,731,953

Shares
repurchased	(13,481,041)	(103,216,366)	(5,954,192)	(55,622,465)

Net increase	6,228,011	$42,295,041	9,189,846	$83,109,488

At September 30, 2009, a shareholder of record owned 43.5% of the outstanding shares of the Conservative Portfolio.

Note 5: Summary of derivative activity

Growth Portfolio

The following is a summary of the market values of derivative instruments as of September 30, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$2,400,812	Payables	$9,574,284

Foreign exchange contracts	Receivables	8,931,536	Payables	4,935,396

Equity contracts	Investments, Receivables,		Payables, Net assets —
	Net assets — Unrealized		Unrealized appreciation/
	appreciation/(depreciation)	21,898,969*	(depreciation)	5,916,776*

Interest rate contracts	Investments, Receivables,		Payables, Net assets —
	Net assets — Unrealized		Unrealized appreciation/
	appreciation/(depreciation)	114,973,344*	(depreciation)	147,973,574*

Total		$148,204,661		$168,400,030

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended September 30, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(3,306,338)	$(3,306,338)

Foreign exchange contracts	—	—	6,780,900	—	6,780,900

Equity contracts	(56,570)	18,864,837	—	18,263,491	37,071,758

Interest rate contracts	2,103,530	6,713,137	—	(3,331,516)	5,485,151

Total	$2,046,960	$25,577,974	$6,780,900	$11,625,637	$46,031,471

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(23,333,019)	$(23,333,019)

Foreign exchange contracts	—	—	11,245,497	—	11,245,497

Equity contracts	5,278,626	(55,105,751)	—	35,998,147	(13,828,978)

Interest rate contracts	2,060,005	(23,694,197)	—	28,405,383	6,771,191

Total	$7,338,631	$(78,799,948)	$11,245,497	$41,070,511	$(19,145,309)

Balanced Portfolio

The following is a summary of the market values of derivative instruments as of September 30, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$3,894,229	Payables	$5,221,711

Foreign exchange contracts	Receivables	8,076,508	Payables	5,404,383

Equity contracts	Investments, Receivables,		Payables, Net assets —
	Net assets — Unrealized		Unrealized appreciation/
	appreciation/(depreciation)	14,342,161*	(depreciation)	4,405,747*

Interest rate contracts	Investments, Receivables,		Payables, Net assets —
	Net assets — Unrealized		Unrealized appreciation/
	appreciation/(depreciation)	155,501,105*	(depreciation)	233,025,591*

Total		$181,814,003		$248,057,432

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended September 30, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(2,441,566)	$(2,441,566)

Foreign exchange contracts	—	—	4,133,595	—	4,133,595

Equity contracts	(63,533)	(5,018,975)	—	17,583,197	12,500,689

Interest rate contracts	(5,486,251)	12,665,505	—	(32,325,756)	(25,146,502)

Total	$(5,549,784)	$7,646,530	$ 4,133,595	$(17,184,125)	$(10,953,784)

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(35,225,374)	$(35,225,374)

Foreign exchange contracts	—	—	13,361,741	—	13,361,741

Equity contracts	4,791,128	8,377,182	—	18,020,528	31,188,838

Interest rate contracts	12,275,225	(27,673,986)	—	26,325,467	10,926,706

Total	$17,066,353	$(19,296,804)	$13,361,741	$9,120,621	$20,251,911

Conservative Portfolio

The following is a summary of the market values of derivative instruments as of September 30, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$5,460,696	Payables	$4,847,147

Foreign exchange contracts	Receivables	3,169,567	Payables	2,682,695

Equity contracts	Investments, Receivables,		Payables, Net assets —
	Net assets —Unrealized		Unrealized appreciation/
	appreciation/(depreciation)	6,405,734*	(depreciation)	3,418,774*

Interest rate contracts	Investments, Receivables,		Payables, Net assets —
	Net assets — Unrealized		Unrealized appreciation/
	appreciation/(depreciation)	175,429,652*	(depreciation)	180,693,884*

Total		$190,465,649		$191,642,500

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended September 30, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(3,580,002)	$(3,580,002)

Foreign exchange contracts	—	—	372,126	—	372,126

Equity contracts	(27,179)	(12,772,772)	—	10,574,423	(2,225,528)

Interest rate contracts	(572,413)	10,870,230	—	31,748,947	42,046,764

Total	$(599,592)	$(1,902,542)	$372,126	$38,743,368	$36,613,360

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(31,304,292)	$(31,304,292)

Foreign exchange contracts	—	—	4,575,906	—	4,575,906

Equity contracts	2,851,743	35,809,552	—	(5,228,556)	33,432,739

Interest rate contracts	2,615,470	(22,112,645)	—	(25,077,629)	(44,574,804)

Total	$5,467,213	$13,696,907	$4,575,906	$(61,610,477)	$(37,870,451)

Note 6: Investment in Putnam Money Market Liquidity Fund

Each fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the funds are recorded as interest income in the Statement of operations and totaled $187,375, $337,406, and $274,330 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for the year ended September 30, 2009. During the year ended September 30, 2009 cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated as follows:

	Cost of	Proceeds
	Purchases	of Sales

Growth Portfolio	$850,044,916	$559,364,430

Balanced Portfolio	867,150,386	562,612,617

Conservative Portfolio	614,473,833	393,416,572

Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for each fund, which will be submitted to shareholders for approval at a meeting expected to be held on November 19, 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The funds may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Federal tax information (unaudited)

The funds have designated 11.25%, 10.45% and 6.61% (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For their tax year ended September 30, 2009, the funds hereby designate 22.37%, 17.65% and 11.51% (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), or the maximum amount allowable, of their taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended September 30, 2009, pursuant to §871(k) of the Internal Revenue Code, the funds hereby designate $30,970,423, $60,915,868 and $31,860,272 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of distributions paid as qualifying to be taxed as interest-related dividends, and no amounts to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a

Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity

Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
   Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	James P. Pappas
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	Francis J. McNamara, III
Boston, MA 02109	Robert E. Patterson	Vice President and Chief Legal Officer
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Robert R. Leveille
Putnam Investments Limited	W. Thomas Stephens	Vice President and Chief
57–59 St James’s Street	Richard B. Worley	Compliance Officer
London, England SW1A1 1LD
	Officers	Mark C. Trenchard
Investment Sub-Advisor	Robert L. Reynolds	Vice President and BSA Compliance Officer
The Putnam Advisory Company, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and
	Executive Vice President, Principal	Assistant Treasurer
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Wanda M. McManus
One Post Office Square		Vice President, Senior Associate Treasurer
Boston, MA 02109	Jonathan S. Horwitz	and Assistant Clerk
Senior Vice President and Treasurer
Custodian		Nancy E. Florek
State Street Bank and Trust Company	Steven D. Krichmar	Vice President, Assistant Clerk, Assistant
	Vice President and Principal	Treasurer and Proxy Manager
Legal Counsel	Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered	Vice President, Principal Accounting
Public Accounting Firm	Officer and Assistant Treasurer
Pricewaterhouse Coopers LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN060 258495 11/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2009	$669,622	$--	$60,159	$6,873*
September 30, 2008	$739,436	$--	$70,928	$1,770*

* Includes fees of $6,873 and $1,770 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2009 and September 30, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2009 and September 30, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 587,915 and $ 150,936 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2009	$ -	$ 485,847	$ -	$ -
September 30, 2008	$ -	$ 15,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 25, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 25, 2009